UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Name and address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion Hydrogen ETF

Direxion Moonshot Innovators ETF

Direxion mRNA ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Work From Home ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

Letter to Shareholders	4
Expense Example	8
Allocation of Portfolio Holdings	10
Schedules of Investments	11
Statements of Assets and Liabilities	19
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	26
Notes to the Financial Statements	28
Supplemental Information	39
Trustees and Officers	40

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2022 to April 30, 2023 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period was filled with volatility in the equity markets as inflation, the Russia-Ukraine war, China's zero-Covid policy and the banking crisis were top of mind for many investors. In the fourth quarter of 2022, the S&P 500® Index was down nearly 20%, although earnings grew. 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than expected Consumer Price Index (CPI) reading, confirming inflation is stickier than once anticipated. Through the end of 2022, tech was out of favor, while the energy sector provided a beacon of light. However, in 2023, that trend reversed, and tech outperformed energy, as well as the rest of the market, for most of the first part of this year. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. The Russia-Ukraine war waged on, but January through April saw global supply chain improvement. Domestically, despite high inflation and a weak dollar, the labor market remained tight throughout the Semi-Annual Period. In early March, three regional banks collapsed one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears around the banking sector, specifically smaller banks, bled into April. In summary, the Semi-Annual Period began, and ended, with recessionary fears, inflation and uncertainty surrounding the market environment.

All eyes were on the Federal Reserve during the Semi-Annual Period as it attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. Generally, short-term yields tended to be higher than long-term yields, and high yield modestly outperformed investment grade. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Inflation started to come down in January, and the Federal Reserve reduced rate hikes from 50 bps to 25 bps on February 1. Similar to equities, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. Although the yield curve remains inverted, it is much less inverted than it was at the beginning of the Semi-Annual Period. U.S. high yield and U.S. corporate bonds provided the best returns in the first quarter of 2023, but the bond market remained at historically high volatility levels.

Factors Affecting the ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the period are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

The ETFs Performance Review:

The following discussion relates to the performance of the ETFs for the Semi-Annual Period. The performance of the ETFs for the Semi-Annual Period is important primarily for understanding whether the ETFs meet their investment goals. All ETF returns are NAV (net asset value) returns.

DIREXION SEMI-ANNUAL REPORT
4

Non-Leveraged ETFs

The Direxion Auspice Broad Commodity Strategy ETF seeks investment results, before fees and expenses, that track the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index seeks to capture the majority of the commodity upside returns, while seeking to mitigate downside risk. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Semi-Annual Period, the Auspice Broad Commodity Index returned 6.11%, while the Direxion Auspice Broad Commodity Strategy ETF returned 7.92%.

The metals portion of the Direxion Auspice Broad Commodity Strategy ETF had a particularly strong showing this Semi-Annual Period, allowing the fund to post positive returns despite negative returns in agriculture and energy (with the exception of sugar and cotton). In terms of top and bottom performers, sugar active contract futures returned 56.75%, while natural gas active contract futures lost -45.63% over the course of the Semi-Annual Period.

The Direxion Hydrogen ETF seeks investment results, before fees and expenses, that track the Indxx Hydrogen Economy Index. The Indxx Hydrogen Economy Index tracks the performance of companies that provide goods and/or services related to the Hydrogen Industry, including hydrogen generation and storage, transportation and supply of hydrogen, fuel cells, and hydrogen fueling stations. The Index includes domestic securities as well as securities listed on various foreign markets, including among others, Japan and South Korea. The Index is reconstituted annually and rebalanced quarterly. For the Semi-Annual Period, the Indxx Hydrogen Economy Index returned 4.66%, while the Direxion Hydrogen ETF returned 4.63%.

Hydrogen continues to gain momentum in discussions and policy surrounding the future of the energy sector, especially after the passage of the Inflation Reduction Act, which includes tax exemption provisions for hydrogen. Chung-Hsin Electric & Machinery Manufacturing (1513 TT) and Hyster-Yale Materials Handling (HY) were the top performers during the Semi-Annual Period for the Direxion Hydrogen ETF, while more well-known names in the industry such as Plug Power (PLUG) and FuelCell Energy (FCEL) experienced significant losses.

The Direxion Moonshot Innovators ETF seeks investment results, before fees and expenses, that track the S&P Kensho Moonshots Index. The S&P Kensho Moonshots Index is comprised of 50 U.S. companies that pursue innovative technologies that have the potential to disrupt existing technologies and/or industries (i.e., moonshot innovators) and are considered to have the highest "early-stage composite innovation scores" which is determined based off a natural language processing review of the constituent company's latest annual regulatory filing for the use of words and phrases that are related to innovation. The Index is modified equal-weighted, reconstituted annually, and rebalanced semi-annually. For the Semi-Annual Period, the S&P Kensho Moonshots Index returned -22.01%, while the Direxion Moonshot Innovators ETF returned -21.84%.

International names with ADRs such as Bilibili (BILI) and EHang Holdings (EH) were the top performers for the Direxion Moonshot Innovators ETF, whereas names like Meta Materials (MMAT) and View Inc (VIEW) struggled, although they make up very little of the portfolio by weight. Mega-tech names have come back into favor during this Semi-Annual Period, which has made it more difficult for smaller companies, such as those contained in Direxion Moonshot Innovators ETF, to garner interest. The Direxion Moonshot Innovators ETF is made up of nearly 50% tech names, followed by healthcare, which has also had a difficult few months.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100 Index® which includes approximately 100 of the largest domestic and international non-financial companies listed on the NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. The Index is rebalanced quarterly and reconstituted annually. For the Semi-Annual Period, the NASDAQ-100® Equal Weighted Index returned 11.79%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 11.61%.

DIREXION SEMI-ANNUAL REPORT
5

The top performers were Meta Platforms, Inc. (META) and NVIDIA Corporation (NVDA), both returning over 100%. Rivian Automotive Inc brought up the rear (RIVN). Tech came back into favor during the course of this Semi-Annual Period, which helped drive positive returns. However, it is important to note that while the Direxion NASDAQ-100® Equal Weighted Index Shares leans towards tech names, the portfolio is diversified across sectors, with consumer discretionary and healthcare following IT in terms of weight.

The Direxion Work From Home ETF seeks investment results, before fees and expenses, that track the Solactive Remote Work Index. The Solactive Remote Work Index is comprised of U.S. listed securities and American Depository Receipts (ADRs) of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of approximately 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. For the Semi-Annual Period, the Solactive Remote Work Index returned -2.62%, while the Direxion Work From Home ETF returned -2.73%.

By now, it is clear that working from home in a significant capacity is a permanent fixture in the corporate world. Meta Platforms, Inc. (META) had outstanding performance, returning over 150% during the Semi-Annual Period, whereas lesser known holdings such as Exela Technologies Inc (XELA) and Rackspace Technology, Inc. (RXT) struggled, both of which are in the cloud space.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV.

DIREXION SEMI-ANNUAL REPORT
6

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Direxion Auspice Broad Commodity Strategy – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. A Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or a Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund. There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), a Fund and its Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage the Funds and Subsidiaries in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both each Fund and its Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of each Fund or its Subsidiary. Additionally, a Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent a Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Shares ETF Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are subject to certain risks, including imperfect index correlation and market price variance, that may decrease performance. As non-diversified funds, the ETFs may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. An ETF may concentrate its investments in certain industries or sectors, which can increase volatility. The ETFs may experience greater fluctuation in its net asset value as compared to other investments. These ETFs may be appropriate for investors with a long-term investment time horizon, who primarily seek capital growth, and who are able to tolerate periods of prolonged price declines. Please read each ETF's prospectus for a more complete description of the investment risks. There is no guarantee that an ETF will achieve its investment objective.

The views of this letter were those of the Adviser as of April 30, 2023 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
7

Expense Example (Unaudited)

April 30, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2022 to April 30, 2023).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2022 to April 30, 2023" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION SEMI-ANNUAL REPORT
8

Expense Example (Unaudited)

April 30, 2023

	Annualized Expense Ratio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period November 1, 2022 to April 30, 2023*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	$1,000.00	$1,079.20	$3.61
Based on hypothetical 5% return	0.70%	1,000.00	1,021.32	3.51
Direxion Hydrogen ETF
Based on actual fund return	0.45%	1,000.00	1,046.30	2.28
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26
Direxion Moonshot Innovators ETF
Based on actual fund return	0.65%	1,000.00	781.60	2.87
Based on hypothetical 5% return	0.65%	1,000.00	1,021.57	3.26
Direxion mRNA ETF
Based on actual fund return	0.65%	1,000.00	953.00	3.15
Based on hypothetical 5% return	0.65%	1,000.00	1,021.57	3.26
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,116.10	1.84
Based on hypothetical 5% return	0.35%	1,000.00	1,023.06	1.76
Direxion Work From Home ETF
Based on actual fund return	0.45%	1,000.00	972.70	2.20
Based on hypothetical 5% return	0.45%	1,000.00	1,022.56	2.26

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2022 to April 30, 2023), then divided by 365.

DIREXION SEMI-ANNUAL REPORT
9

Allocation of Portfolio Holdings (Unaudited)

April 30, 2023

	Cash*	Common Stocks	Futures		Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	100%	—	0	%**	100%
Direxion Hydrogen ETF	1%	99%	—		100%
Direxion Moonshot Innovators ETF	1%	99%	—		100%
Direxion mRNA ETF	—	100%	—		100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0%**	100%	—		100%
Direxion Work From Home ETF	0%**	100%	—		100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
10

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 96.4%
Money Market Funds - 96.4%
294,644,639	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$294,644,639
	TOTAL SHORT TERM INVESTMENTS (Cost $294,644,639)	$294,644,639
	TOTAL INVESTMENTS (Cost $294,644,639) - 96.4%	$294,644,639
	Other Assets in Excess of Liabilities - 4.1% (b)	10,852,896
	TOTAL NET ASSETS - 100.0%	$305,497,535

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  $9,558,547 of cash is pledged as collateral for futures contracts.

Long Futures Contracts (Unaudited)

April 30, 2023

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable, net	Unrealized Appreciation (Depreciation)
Copper	7/27/2023	245	$23,829,313	$39,813	$(596,779)
Gold	6/28/2023	208	41,581,280	2,080	(45,030)
Silver	7/27/2023	186	23,460,180	15,810	(48,768)
Soybean	11/14/2023	634	40,052,950	253,600	(3,624,453)
Sugar #11	6/30/2023	1,502	44,327,024	—	4,935,337
			$173,250,747	$311,303	$620,307

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
11

Direxion Hydrogen ETF

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 99.3%
Chemical Manufacturing - 41.2%
14,314	Air Liquide S.A. (France)	$2,578,669
4,905	Air Products & Chemicals, Inc.	1,443,836
57,340	Doosan Fuel Cell Co., Ltd (South Korea) (a)	1,280,982
990,700	ITM Power (United Kingdom) (a)(b)	973,504
3,905	Linde PLC (Ireland) ADR	1,442,702
51,632	McPhy Energy SAS (France) (a)(b)	701,119
2,043,050	Nel ASA (Norway) (a)(b)	2,790,989
55,098	Nippon Sanso Holdings Corp. (Japan)	987,325
791,506	PTT Global Chemical PCL (Thailand)	961,930
		13,161,056
Computer and Electronic Product Manufacturing - 7.3%
140,599	Bloom Energy Corp. (a)	2,340,973
Electrical Equipment, Appliance, and Component Manufacturing - 13.2%
46,253	Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	152,710
2,782	Hyosung Heavy Industries (South Korea) (a)	163,170
288,188	Plug Power, Inc. (a)(b)	2,602,338
116,689	PowerCell Sweden AB (Sweden) (a)	987,003
6,769	SFC Energy AG (Germany) (a)(b)	161,042
5,905	VARTA AG (Germany) (b)	152,873
		4,219,136
Merchant Wholesalers, Durable Goods - 0.5%
3,037	Hyster-Yale Materials Handling, Inc.	159,928
Miscellaneous Manufacturing - 0.5%
74,252	Hexagon Purus Holding AS (Norway) (a)(b)	156,267
Oil and Gas Extraction - 21.1%
35,992	BP Plc (United Kingdom) ADR	1,449,758
170,265	CIMC Enric Holdings Limited (Hong Kong)	156,386
405,781	ENEOS Holdings, Inc. (Japan)	1,436,393
67,624	Idemitsu Kosan Co., Ltd (Japan)	1,431,296
36,199	Shell Plc (United Kingdom) ADR	2,243,614
		6,717,447
Primary Metal Manufacturing - 0.5%
23,237	Kaori Heat Treatment Co., Ltd. (Taiwan)	150,038
Transportation Equipment Manufacturing - 4.3%
307,862	Ballard Power Systems, Inc. (Canada) ADR (a)(b)	1,360,750
Shares		Fair Value
Utilities - 10.7%
1,846,779	AFC Energy Plc (United Kingdom) (a)(b)	$447,529
276,525	Ceres Power Holdings Plc (United Kingdom) (a)(b)	1,214,387
693,062	FuelCell Energy, Inc. (a)	1,302,956
7,572	Korea Gas Corp. (South Korea) (a)	151,621
19,436	S-Fuelcell Co., Ltd (South Korea)	293,341
		3,409,834
	TOTAL COMMON STOCKS (Cost $43,607,533)	$31,675,429
SHORT TERM INVESTMENTS - 19.6%
Money Market Funds - 19.6%
6,261,450	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$6,261,450
	TOTAL SHORT TERM INVESTMENTS (Cost $6,261,450)	$6,261,450
	TOTAL INVESTMENTS (Cost $49,868,983) - 118.9% (e)	$37,936,879
	Liabilities in Excess of Other Assets - (18.9%)	(6,035,028)
	TOTAL NET ASSETS - 100.0%	$31,901,851

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
12

Direxion Moonshot Innovators ETF

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 99.4%
Administrative and Support Services - 7.7%
31,508	Bilibili, Inc. ADR (a)	$641,503
22,240	Roblox Corp. (a)	791,744
48,985	SentinelOne, Inc. (a)	787,189
		2,220,436
Ambulatory Health Care Services - 1.3%
279,324	Invitae Corp. (a)(b)	379,881
Chemical Manufacturing - 11.0%
38,383	Arcturus Therapeutics Holdings, Inc. (a)	1,021,755
86,189	bluebird bio, Inc. (a)	374,922
73,982	BridgeBio Pharma, Inc. (a)	1,074,219
17,986	Intellia Therapeutics, Inc. (a)	678,972
		3,149,868
Computer and Electronic Product Manufacturing - 10.8%
8,969	Ambarella Inc. ADR (a)	555,898
93,619	Indie Semiconductor, Inc. (a)	708,696
235,980	MicroVision, Inc. (a)(b)	471,960
315,368	Nano Dimension Ltd. ADR (Israel) (a)(b)	778,959
151,335	Vuzix Corp. (a)(b)	608,367
		3,123,880
Food Services and Drinking Places - 2.5%
23,937	Yelp, Inc. (a)	716,195
Management of Companies and Enterprises - 3.1%
59,356	CureVac N.V. ADR (Netherlands) (a)	437,454
41,483	EHang Holdings Ltd. ADR (a)(b)	460,876
		898,330
Merchant Wholesalers, Nondurable Goods - 1.4%
146,856	Atara Biotherapeutics, Inc. (a)	397,980
Miscellaneous Manufacturing - 1.0%
373,980	Inovio Pharmaceuticals, Inc. (a)	288,900
Nonmetallic Mineral Product Manufacturing - 0.3%
216,641	View, Inc. (a)	74,091
Nonstore Retailers - 1.7%
171,947	Jumia Technologies AG ADR (Germany) (a)(b)	484,891
Oil and Gas Extraction - 0.2%
333,849	Meta Materials, Inc. (a)	61,495
Printing and Related Support Activities - 2.1%
94,392	Fisker, Inc. (a)(b)	607,884
Professional, Scientific, and Technical Services - 16.4%
50,993	Asana, Inc. (a)	825,067
65,552	Avidity Biosciences, Inc. (a)	812,845
73,351	Recursion Pharmaceuticals, Inc. (a)	349,884
34,651	Squarespace, Inc. (a)	1,077,646
400,199	TuSimple Holdings, Inc. (a)	484,241
20,265	Unity Software, Inc. (a)	546,547
185,461	Vimeo, Inc. (a)	610,166
		4,706,396
Shares		Fair Value
Publishing Industries (except Internet) - 10.0%
57,122	C3.ai, Inc. (a)(b)	$1,017,914
71,362	Fastly, Inc. (a)	1,054,731
15,107	Twilio, Inc. (a)	794,779
		2,867,424
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 24.6%
384,715	Aeva Technologies, Inc. (a)	381,599
547,477	Aurora Innovation, Inc. (a)	782,892
113,677	Benson Hill, Inc. (a)	120,498
244,416	Butterfly Network, Inc. (a)(b)	527,938
386,634	Desktop Metal, Inc. (a)(b)	850,595
391,053	Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	477,085
221,104	Hyliion Holdings Corp. (a)	302,912
260,079	Hyzon Motors, Inc. (a)(b)	216,282
138,812	Inoviz Technologies Ltd. ADR (Israel) (a)(b)	347,030
242,389	Latch, Inc. (a)	191,439
71,714	Ouster, Inc. (a)(b)	253,867
128,640	Planet Labs PBC (a)	524,851
173,692	Rocket Lab USA, Inc. (a)	680,873
103,687	Roivant Sciences Ltd. ADR (a)	886,524
149,421	Virgin Galactic Holdings, Inc. (a)(b)	543,892
		7,088,277
Software - 5.3%
11,099	Okta, Inc. (a)	760,614
54,487	UiPath, Inc. (a)	767,177
		1,527,791
	TOTAL COMMON STOCKS (Cost $58,929,753)	$28,593,719
SHORT TERM INVESTMENTS - 23.6%
Money Market Funds - 23.6%
6,774,121	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$6,774,121
	TOTAL SHORT TERM INVESTMENTS (Cost $6,774,121)	$6,774,121
	TOTAL INVESTMENTS (Cost $65,703,874) - 123.0%	$35,367,840
	Liabilities in Excess of Other Assets - (23.0)%	(6,615,322)
	TOTAL NET ASSETS - 100.0%	$28,752,518

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
13

Direxion Moonshot Innovators ETF

Schedule of Investments, continued (Unaudited)

April 30, 2023

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
14

Direxion mRNA ETF

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 100.0%
Chemical Manufacturing - 100.0%
17,433	Scilex Holding Co. (a)	$126,215
	TOTAL COMMON STOCKS (Cost $88,037)	$126,215
	TOTAL INVESTMENTS (Cost $88,037) - 100.0%	$126,215
	Other Assets in Excess of Liabilities - 0.0%	—
	TOTAL NET ASSETS - 100.0%	$126,215

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
15

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 99.8%
Accommodation - 2.0%
50,209	Airbnb, Inc. (a)	$6,008,511
37,351	Marriott International, Inc. Class A	6,325,018
		12,333,529
Administrative and Support Services - 3.7%
27,817	Automatic Data Processing, Inc.	6,119,740
2,428	Booking Holdings, Inc. (a)	6,522,361
152,739	JD.com, Inc. ADR (China)	5,455,837
64,499	Pinduoduo, Inc. ADR (China) (a)	4,395,607
		22,493,545
Apparel Manufacturing - 1.3%
20,113	Lululemon Athletica, Inc. (a)	7,641,532
Beverage and Tobacco Product Manufacturing - 3.0%
170,144	Keurig Dr Pepper, Inc.	5,563,709
115,184	Monster Beverage Corp. (a)	6,450,304
33,866	PepsiCo, Inc.	6,464,681
		18,478,694
Broadcasting and Content Providers - 4.1%
16,944	Charter Communications, Inc. (a)	6,247,253
164,619	Comcast Corp. Class A	6,810,288
1,629,455	Sirius XM Holdings, Inc. (b)	6,191,929
413,607	Warner Bros Discovery, Inc. (a)	5,629,191
		24,878,661
Chemical Manufacturing - 7.4%
25,802	Amgen, Inc.	6,185,771
90,394	AstraZeneca PLC ADR (United Kingdom)	6,618,649
22,528	Biogen, Inc. (a)	6,853,693
76,717	Gilead Sciences, Inc.	6,306,905
7,935	Regeneron Pharmaceuticals, Inc. (a)	6,362,204
29,602	Seagen, Inc. (a)	5,920,400
20,051	Vertex Pharmaceuticals, Inc. (a)	6,831,977
		45,079,599
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 1.0%
58,105	Ross Stores, Inc.	6,201,547
Computer and Electronic Product Manufacturing - 18.1%
60,623	Advanced Micro Devices, Inc. (a)	5,417,878
29,184	Alphabet, Inc. Class A (a)	3,132,611
28,954	Alphabet, Inc. Class C (a)	3,133,402
31,919	Analog Devices, Inc.	5,741,590
38,276	Apple, Inc.	6,494,672
9,391	Broadcom, Inc.	5,883,461
118,172	Cisco Systems, Inc.	5,583,627
32,299	Enphase Energy, Inc. (a)	5,303,496
96,886	Fortinet, Inc. (a)	6,108,662
89,253	GlobalFoundries, Inc. ADR (a)(b)	5,248,076
12,587	IDEXX Laboratories, Inc. (a)	6,194,818
26,416	Illumina, Inc. (a)	5,430,073
198,971	Intel Corp.	6,180,039
148,390	Marvell Technology, Inc.	5,858,437
73,476	Microchip Technology, Inc.	5,363,013
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
104,681	Micron Technology, Inc.	$6,737,269
23,046	NVIDIA Corp.	6,395,035
33,462	NXP Semiconductors NV ADR (Netherlands)	5,479,068
49,119	Qualcomm, Inc.	5,737,099
33,747	Texas Instruments, Inc.	5,642,498
		111,064,824
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.1%
54,823	Fiserv, Inc. (a)	6,694,985
Food Manufacturing - 2.1%
89,323	Mondelez International, Inc.	6,852,861
157,613	The Kraft Heinz Co.	6,189,462
		13,042,323
Food Services and Drinking Places - 1.1%
60,096	Starbucks Corp.	6,868,372
General Merchandise Retailers - 5.2%
59,941	Amazon.com, Inc. (a)	6,320,778
12,167	Costco Wholesale Corp.	6,122,678
43,238	Dollar Tree, Inc. (a)	6,646,113
141,011	eBay, Inc.	6,547,141
4,947	MercadoLibre, Inc. (a)	6,319,743
		31,956,453
Health and Personal Care Retailers - 1.0%
180,219	Walgreens Boots Alliance, Inc.	6,352,720
Machinery Manufacturing - 3.9%
48,377	Applied Materials, Inc.	5,468,053
9,356	ASML Holding NV ADR (Netherlands)	5,958,462
220,326	Baker Hughes Co.	6,442,332
11,677	Lam Research Corp.	6,119,682
		23,988,529
Merchant Wholesalers, Durable Goods - 4.1%
13,699	Cintas Corp.	6,243,593
85,065	Copart, Inc. (a)	6,724,388
113,766	Fastenal Co.	6,125,162
15,306	KLA-Tencor Corp.	5,916,381
		25,009,524
Miscellaneous Manufacturing - 3.2%
18,485	Align Technology, Inc. (a)	6,013,170
52,052	DexCom, Inc. (a)	6,315,990
24,933	Intuitive Surgical, Inc. (a)	7,510,318
		19,839,478
Motion Picture and Sound Recording Industries - 1.1%
19,540	Netflix, Inc. (a)	6,446,832
Motor Vehicle and Parts Dealers - 1.1%
7,433	O'Reilly Automotive, Inc. (a)	6,818,365
Performing Arts, Spectator Sports, and Related Industries - 2.0%
75,095	Activision Blizzard, Inc. (a)	5,835,632
52,328	Electronic Arts, Inc.	6,660,308
		12,495,940

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
16

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Professional, Scientific, and Technical Services - 7.8%
102,630	Cognizant Technology Solutions Corp. Class A	$6,128,037
30,332	Meta Platforms, Inc. (a)	7,289,386
39,539	Moderna, Inc. (a)	5,254,338
31,372	Palto Alto Networks, Inc. (a)	5,724,135
55,152	Paychex, Inc.	6,058,999
32,945	Verisk Analytics, Inc. Class A	6,394,954
31,423	Workday, Inc. (a)	5,849,077
56,215	Zscaler, Inc. (a)	5,064,972
		47,763,898
Publishing Industries - 9.7%
16,564	Adobe Systems, Inc. (a)	6,253,904
19,058	ANSYS, Inc. (a)	5,982,687
37,481	Atlassian Corp. (a)	5,534,444
29,779	Autodesk, Inc. (a)	5,800,651
28,670	Cadence Design Systems, Inc. (a)	6,004,932
44,557	CrowdStrike Holdings, Inc. (a)	5,349,068
86,428	Datadog, Inc. (a)	5,823,518
14,337	Intuit, Inc.	6,364,911
21,229	Microsoft Corp.	6,522,823
15,918	Synopsys, Inc. (a)	5,910,672
		59,547,610
Rail Transportation - 1.0%
205,168	CSX Corp.	6,286,348
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.0%
771,292	Lucid Group, Inc. (a)(b)	6,124,058
Support Activities for Mining - 1.1%
48,177	Diamondback Energy, Inc.	6,850,769
Telecommunications - 2.8%
81,248	PayPal Holdings, Inc. (a)	6,174,848
41,636	T-Mobile US, Inc. (a)	5,991,420
85,718	Zoom Video Communications, Inc. (a)	5,265,657
		17,431,925
Transportation Equipment Manufacturing - 3.9%
32,124	Honeywell International, Inc.	6,419,660
86,350	Paccar, Inc.	6,449,482
455,895	Rivian Automotive, Inc. (a)	5,844,574
32,936	Tesla Motors, Inc. (a)	5,411,714
		24,125,430
Truck Transportation - 0.9%
17,899	Old Dominion Freight Line, Inc.	5,734,661
Utilities - 4.0%
65,403	American Electric Power Co., Inc.	6,044,545
77,254	Constellation Energy Corp.	5,979,460
140,754	Exelon Corp.	5,973,600
88,673	Xcel Energy, Inc.	6,199,129
		24,196,734
Web Search Portals, Libraries, Archives, and Other Information Services - 1.1%
88,618	CoStar Group, Inc. (a)	6,819,155
	TOTAL COMMON STOCKS (Cost $650,348,613)	$612,566,040
Shares		Fair Value
SHORT TERM INVESTMENTS - 3.1%
Money Market Funds - 3.1%
18,753,381	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$18,753,381
	TOTAL SHORT TERM INVESTMENTS (Cost $18,753,381)	$18,753,381
	TOTAL INVESTMENTS (Cost $669,101,994) - 102.9%	$631,319,421
	Liabilities in Excess of Other Assets - (2.9)%	(17,660,913)
	TOTAL NET ASSETS - 100.0%	$613,658,508

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion Work From Home ETF

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 99.8%
Administrative and Support Services - 4.7%
12,529	Cloudflare, Inc. (a)	$589,489
47,850	SentinelOne, Inc. (a)	768,950
		1,358,439
Broadcasting and Content Providers - 2.1%
174,121	Altice USA, Inc. (a)	609,424
Computer and Electronic Product Manufacturing - 18.2%
8,113	Alphabet, Inc. Class A (a)	870,849
1,235	Broadcom, Inc.	773,727
15,164	Cisco Systems, Inc.	716,499
12,543	Fortinet, Inc. (a)	790,836
5,719	International Business Machines Corp.	722,939
16,160	Marvell Technology, Inc.	637,997
11,348	NetApp, Inc.	713,676
		5,226,523
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 7.6%
15,925	Pegasystems, Inc.	726,498
22,186	RingCentral, Inc. (a)	611,446
6,659	VMware, Inc. (a)	832,575
		2,170,519
General Merchandise Retailers - 2.9%
7,953	Amazon.com, Inc. (a)	838,644
Management of Companies and Enterprises - 5.0%
8,149	Alibaba Group Holding Ltd. ADR (a)	690,139
34,876	America Movil SAB de CV ADR (Mexico)	749,485
		1,439,624
Professional, Scientific, and Technical Services - 20.1%
4,226	Meta Platforms, Inc. (a)	1,015,592
3,921	Palto Alto Networks, Inc. (a)	715,426
321,515	Rackspace Technology, Inc. (a)	469,412
1,710	ServiceNow, Inc. (a)	785,608
68,317	Sprinklr, Inc. (a)	817,071
19,512	Verint Systems, Inc. (a)	711,993
3,982	Workday, Inc. (a)	741,209
5,707	Zscaler, Inc. (a)	514,201
		5,770,512
Publishing Industries - 34.4%
2,267	Adobe Systems, Inc. (a)	855,928
4,519	Atlassian Corp. (a)	667,276
21,830	Box, Inc. (a)	577,622
6,099	CrowdStrike Holdings, Inc. (a)	732,185
5,057	CyberArk Software Ltd. ADR (Israel) (a)	630,102
12,426	DocuSign, Inc. (a)	614,341
15,114,518	Exela Technologies, Inc. (a)	513,894
2,978	Microsoft Corp.	915,020
10,261	Okta, Inc. (a)	703,186
8,491	Oracle Corp.	804,268
12,742	Progress Software Corp.	699,281
Shares		Fair Value
Publishing Industries (continued)
4,380	Salesforce.com, Inc. (a)	$868,861
16,904	Smartsheet, Inc. (a)	690,867
11,150	Twilio, Inc. (a)	586,601
		9,859,432
Telecommunications - 4.8%
19,141	Verizon Communications, Inc.	743,245
10,529	Zoom Video Communications, Inc. (a)	646,797
		1,390,042
	TOTAL COMMON STOCKS (Cost $41,726,943)	$28,663,159
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
56,051	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$56,051
	TOTAL SHORT TERM INVESTMENTS (Cost $56,051)	$56,051
	TOTAL INVESTMENTS (Cost $41,782,994) - 100.0%	$28,719,210
	Other Assets in Excess of Liabilities - 0.0% (†)	5,500
	TOTAL NET ASSETS - 100.0%	$28,724,710

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$294,644,639	$37,936,879	$35,367,840
Cash held in foreign currency, at value	—	505	—
Receivable for investments sold	—	3,058,351	—
Due from broker for futures contracts	66	—	—
Deposit at broker for futures contracts	9,558,547	—	—
Variation margin receivable, net	311,303	—	—
Dividend and interest receivable	1,110,552	87,702	14,636
Tax reclaim receivable	—	7,807	—
Total Assets	305,625,107	41,091,244	35,382,476
Liabilities:
Collateral for securities loaned (Note 2)	—	6,104,038	6,619,361
Payable for investments purchased	—	3,077,331	—
Due to Adviser, net (Note 6)	78,644	6,691	9,351
Accrued operating services fees (Note 6)	48,928	1,333	1,246
Total Liabilities	127,572	9,189,393	6,629,958
Net Assets	$305,497,535	$31,901,851	$28,752,518
Net Assets Consist of:
Capital stock	$284,740,521	$50,926,962	$169,471,258
Total distributable earnings (loss)	20,757,014	(19,025,111)	(140,718,740)
Net Assets	$305,497,535	$31,901,851	$28,752,518
Calculation of Net Asset Value Per Share:
Net assets	$305,497,535	$31,901,851	$28,752,518
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,750,001	2,350,002	2,800,001
Net assets value, redemption price and offering price per share	$31.33	$13.58	$10.27
Cost of Investments	$294,644,639	$49,868,983	$65,703,874

*  Securities loaned with values of $–, $7,437,000 and $6,336,161, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion mRNA ETF[1]	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Work From Home ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$126,215	$631,319,421	$28,719,210
Cash	162	—	—
Receivable for Fund shares sold	—	1,039	—
Dividend and interest receivable	8	177,050	13,154
Tax reclaim receivable	440	—	—
Total Assets	126,825	631,497,510	28,732,364
Liabilities:
Collateral for securities loaned (Note 2)	—	17,719,242	—
Due to Adviser, net (Note 6)	521	95,088	6,385
Accrued operating services fees (Note 6)	89	24,672	1,269
Total Liabilities	610	17,839,002	7,654
Net Assets	$126,215	$613,658,508	$28,724,710
Net Assets Consist of:
Capital stock	$1,999,724	$666,286,992	$55,041,788
Total distributable loss	(1,873,509)	(52,628,484)	(26,317,078)
Net Assets	$126,215	$613,658,508	$28,724,710
Calculation of Net Asset Value Per Share:
Net assets	$126,215	$613,658,508	$28,724,710
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	225,001	8,650,002	675,001
Net assets value, redemption price and offering price per share	$0.56	$70.94	$42.56
Cost of Investments	$88,037	$669,101,994	$41,782,994

1  The Fund ceased trading at the close of trading on April 21, 2023 and subsequently commenced liquidation procedures. See Note 1 in the accompanying Notes to the Financial Statements.

*  Securities loaned with values of $–, $17,058,451 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
Investment Income:
Dividend income (net of foreign withholding tax of $—, $8,618 and $—, respectively)	$—	$162,890	$3,052
Interest income	5,780,952	3,380	3,211
Securities lending income	—	67,659	137,301
Total investment income	5,780,952	233,929	143,564
Expenses:
Investment advisory fees (Note 6)	703,000	58,442	102,472
Operating services fees (Note 6)	281,200	7,305	8,539
Total Expenses	984,200	65,747	111,011
Net investment income	4,796,752	168,182	32,553
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(1,702,168)	(6,958,686)
Foreign currency translation	—	(16,721)	—
In-kind redemptions	—	—	207,927
Futures contracts	16,420,352	—	—
Net realized gain (loss)	16,420,352	(1,718,889)	(6,750,759)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	1,886,673	(1,902,961)
Foreign currency translation	—	1,610	—
Futures contracts	620,307	—	—
Change in net unrealized appreciation (depreciation)	620,307	1,888,283	(1,902,961)
Net realized and unrealized gain (loss)	17,040,659	169,394	(8,653,720)
Net increase (decrease) in net assets resulting from operations	$21,837,411	$337,576	$(8,621,167)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion mRNA ETF[1]	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Work From Home ETF
Investment Income:
Dividend income (net of foreign withholding tax of $—, $12,371 and $4,386, respectively)	$88,042	$3,163,653	$81,195
Interest income	94	17,802	896
Securities lending income	314	394,626	2,368
Total investment income	88,450	3,576,081	84,459
Expenses:
Investment advisory fees (Note 6)	9,891	823,594	65,654
Operating services fees (Note 6)	824	137,266	8,207
Total Expenses	10,715	960,860	73,861
Net investment income	77,735	2,615,221	10,598
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(939,218)	(32,133,921)	(8,212,660)
In-kind redemptions	387,605	35,031,444	(329,978)
Net realized gain (loss)	(551,613)	2,897,523	(8,542,638)
Change in net unrealized appreciation on:
Investment securities	544,864	69,891,710	7,532,901
Change in net unrealized appreciation	544,864	69,891,710	7,532,901
Net realized and unrealized gain (loss)	(6,749)	72,789,233	(1,009,737)
Net increase (decrease) in net assets resulting from operations	$70,986	$75,404,454	$(999,139)

1  The Fund ceased trading at the close of trading on April 21, 2023 and subsequently commenced liquidation procedures. See Note 1 in the accompanying Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Statements of Changes in Net Assets

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)		Direxion Hydrogen ETF
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$4,796,752	$111,261	$168,182	$381,449
Net realized gain (loss)	16,420,352	27,202,526	(1,718,889)	(5,481,013)
Change in net unrealized appreciation (depreciation)	620,307	(15,322,256)	1,888,283	(15,187,528)
Net increase (decrease) in net assets resulting from operations	21,837,411	11,991,531	337,576	(20,287,092)
Distributions to shareholders:
Net distributions to shareholders	(8,091,521)	(45,900,192)	(92,198)	(399,661)
Return of capital	—	—	—	(15,230)
Total distributions	(8,091,521)	(45,900,192)	(92,198)	(414,891)
Capital share transactions:
Proceeds from shares sold	25,822,393	189,709,720	9,519,314	14,001,030
Cost of shares redeemed	(31,278,686)	(112,074,283)	(1,516)	(12,374,593)
Transaction fees (Note 4)	(79,868)	130,092	—	—
Net increase (decrease) in net assets resulting from capital transactions	(5,536,161)	77,765,529	9,517,798	1,626,437
Total increase (decrease) in net assets	8,209,729	43,856,868	9,763,176	(19,075,546)
Net assets:
Beginning of year/period	297,287,806	253,430,938	22,138,675	41,214,221
End of year/period	$305,497,535	$297,287,806	$31,901,851	$22,138,675
Changes in shares outstanding
Shares outstanding, beginning of year/period	9,950,001	7,750,001	1,700,002	1,700,002
Shares sold	850,000	5,850,000	650,000	650,000
Shares repurchased	(1,050,000)	(3,650,000)	—	(650,000)
Shares outstanding, end of year/period	9,750,001	9,950,001	2,350,002	1,700,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Statements of Changes in Net Assets

	Direxion Moonshot Innovators ETF		Direxion mRNA ETF[1]
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	For the Period December 9, 2021[2] through October 31, 2022
Operations:
Net investment income	$32,553	$438,546	$77,735	$(4,789)
Net realized loss	(6,750,759)	(83,908,667)	(551,613)	(1,358,364)
Change in net unrealized appreciation (depreciation)	(1,902,961)	7,934,248	544,864	(506,686)
Net increase (decrease) in net assets resulting from operations	(8,621,167)	(75,535,873)	70,986	(1,869,839)
Distributions to shareholders:
Net distributions to shareholders	—	(953,134)	(75,821)	—
Return of capital	—	(193,011)	—	—
Total distributions	—	(1,146,145)	(75,821)	—
Capital share transactions:
Proceeds from shares sold	9,527,350	17,599,599	1,803,876	5,419,623
Cost of shares redeemed	(9,925,464)	(54,961,093)	(5,223,110)	—
Transaction fees (Note 4)	—	—	—	500
Net increase (decrease) in net assets resulting from capital transactions	(398,114)	(37,361,494)	(3,419,234)	5,420,123
Total increase (decrease) in net assets	(9,019,281)	(114,043,512)	(3,424,069)	3,550,284
Net assets:
Beginning of year/period	37,771,799	151,815,311	3,550,284	—
End of year/period	$28,752,518	$37,771,799	$126,215	$3,550,284
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,875,001	4,500,001	250,001	—
Shares sold	750,000	900,000	125,000	250,001
Shares repurchased	(825,000)	(2,525,000)	(150,000)	—
Shares outstanding, end of year/period	2,800,001	2,875,001	225,001	250,001

1  The Fund ceased trading at the close of trading on April 21, 2023 and subsequently commenced liquidation procedures. See Note 1 in the accompanying Notes to the Financial Statements.

2  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion Work From Home ETF
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$2,615,221	$4,541,561	$10,598	$713,092
Net realized gain (loss)	2,897,523	83,777,094	(8,542,638)	(1,926,715)
Change in net unrealized appreciation (depreciation)	69,891,710	(227,222,717)	7,532,901	(37,909,503)
Net increase (decrease) in net assets resulting from operations	75,404,454	(138,904,062)	(999,139)	(39,123,126)
Distributions to shareholders:
Net distributions to shareholders	(2,411,462)	(18,877,170)	(73,408)	(723,713)
Total distributions	(2,411,462)	(18,877,170)	(73,408)	(723,713)
Capital share transactions:
Proceeds from shares sold	415,566,339	995,342,941	1,108,042	1,987,577
Cost of shares redeemed	(574,576,841)	(570,149,865)	(9,681,583)	(34,259,716)
Net increase (decrease) in net assets resulting from capital transactions	(159,010,502)	425,193,076	(8,573,541)	(32,272,139)
Total increase (decrease) in net assets	(86,017,510)	267,411,844	(9,646,088)	(72,118,978)
Net assets:
Beginning of year/period	699,676,018	432,264,174	38,370,798	110,489,776
End of year/period	$613,658,508	$699,676,018	$28,724,710	$38,370,798
Changes in shares outstanding
Shares outstanding, beginning of year/period	10,950,002	4,950,002	875,001	1,425,001
Shares sold	6,100,000	14,200,000	25,000	25,000
Shares repurchased	(8,400,000)	(8,200,000)	(225,000)	(575,000)
Shares outstanding, end of year/period	8,650,002	10,950,002	675,001	875,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Financial Highlights

April 30, 2023

															RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, Prior to Liquidation	Effect of Liquidation	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Six Months Ended April 30, 2023 (Unaudited)	$29.88	$0.51	$0.51	$1.80	$2.31	$(0.86)	$—	$—	$(0.86)	$31.33	$—	$31.33	7.92%	$305,498	0.70%	0.70%	3.41%	0.70%	0.70%	3.41%	0%
For the Year Ended October 31, 2022	32.70	0.01	0.06	1.85	1.86	(4.68)	—	—	(4.68)	29.88	—	29.88	6.21%	297,288	0.87%	0.87%	0.03%	0.70%	0.70%	0.20%	0%
For the Year Ended October 31, 2021	23.13	(0.20)	(0.20)	9.77	9.57	—	—	—	—	32.70	—	32.70	41.37%	253,431	0.70%	0.70%	(0.67)%	0.70%	0.70%	(0.67)%	0%
For the Year Ended October 31, 2020	23.53	(0.02)	(0.02)	(0.29)	(0.31)	(0.06)	—	(0.03)	(0.09)	23.13	—	23.13	-1.31%	43,946	0.70%	0.70%	(0.10)%	0.70%	0.70%	(0.10)%	0%
For the Year Ended October 31, 2019	24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	23.53	—	23.53	-1.72%	42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
For the Year Ended October 31, 2018	23.82	0.20	0.20	0.72	0.92	(0.16)	—	—	(0.16)	24.58	—	24.58	3.84%	52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
Direxion Hydrogen ETF
For the Six Months Ended April 30, 2023 (Unaudited)	13.02	0.08	0.08	0.52	0.60	(0.04)	—	—	(0.04)	13.58	—	13.58	4.63%	31,902	0.45%	0.45%	1.15%	0.45%	0.45%	1.15%	20%
For the Year Ended October 31, 2022	24.24	0.21	0.21	(11.21)	(11.00)	(0.21)	—	(0.01)	(0.22)	13.02	—	13.02	-45.57%	22,139	0.45%	0.45%	1.18%	0.45%	0.45%	1.18%	37%
For the Period March 25, 2021[8] through October 31, 2021	25.00	0.16	0.16	0.16	0.32	(0.08)	—	—	(0.08)	24.24	—	24.24	1.37%	41,214	0.45%	0.45%	1.21%	0.45%	0.45%	1.21%	55%
Direxion Moonshot Innovators ETF
For the Six Months Ended April 30, 2023 (Unaudited)	13.14	0.01	0.01	(2.88)	(2.87)	—	—	—	—	10.27	—	10.27	-21.84%	28,753	0.65%	0.65%	0.19%	0.65%	0.65%	0.19%	19%
For the Year Ended October 31, 2022	33.74	0.13	0.13	(20.43)	(20.30)	(0.25)	—	(0.05)	(0.30)	13.14	—	13.14	-60.64%	37,772	0.65%	0.65%	0.64%	0.65%	0.65%	0.64%	120%
For the Period November 12, 2020[8] through October 31, 2021	25.00	0.27	0.27	8.61	8.88	(0.14)	—	—	(0.14)	33.74	—	33.74	35.54%	151,815	0.65%	0.65%	0.76%	0.65%	0.65%	0.76%	87%
Direxion mRNA ETF[9]
For the Six Months Ended April 30, 2023 (Unaudited)	14.20	0.32	0.32	(0.98)	(0.66)	(0.34)	—	—	(0.34)	13.20	(12.64)	0.56	-4.70%	126	0.65%	0.65%	4.72%	0.65%	0.65%	4.72%	35%
For the Period December 9, 2021[8] through October 31, 2022	25.00	(0.02)	(0.02)	(10.78)	(10.80)	—	—	—	—	14.20	—	14.20	-43.20%	3,550	0.65%	0.65%	(0.15)%	0.65%	0.65%	(0.15)%	85%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Six Months Ended April 30, 2023 (Unaudited)	63.90	0.32	0.32	7.07	7.39	(0.35)	—	—	(0.35)	70.94	—	70.94	11.61%	613,659	0.35%	0.35%	0.95%	0.35%	0.35%	0.95%	16%
For the Year Ended October 31, 2022	87.33	0.53	0.53	(20.59)	(20.06)	(0.50)	(2.87)	—	(3.37)	63.90	—	63.90	-23.78%	699,676	0.35%	0.35%	0.75%	0.35%	0.35%	0.75%	34%
For the Year Ended October 31, 2021	63.03	0.39	0.39	24.33	24.72	(0.39)	(0.03)	—	(0.42)	87.33	—	87.33	39.30%	432,264	0.35%	0.35%	0.49%	0.35%	0.35%	0.49%	30%
For the Year Ended October 31, 2020	51.32	0.38	0.38	11.72	12.10	(0.39)	—	—	(0.39)	63.03	—	63.03	23.69%	274,199	0.35%	0.35%	0.67%	0.35%	0.35%	0.67%	35%
For the Year Ended October 31, 2019	43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	51.32	—	51.32	19.59%	215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
For the Year Ended October 31, 2018	41.90	0.31	0.31	1.37	1.68	(0.31)	—	—	(0.31)	43.27	—	43.27	3.98%	179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
Direxion Work From Home ETF
For the Six Months Ended April 30, 2023 (Unaudited)	43.85	0.01	0.01	(1.21)	(1.20)	(0.09)	—	—	(0.09)	42.56	—	42.56	-2.73%	28,725	0.45%	0.45%	0.06%	0.45%	0.45%	0.06%	19%
For the Year Ended October 31, 2022	77.54	0.63	0.63	(33.78)	(33.15)	(0.54)	—	—	(0.54)	43.85	—	43.85	-43.00%	38,371	0.45%	0.45%	1.04%	0.45%	0.45%	1.04%	45%
For the Year Ended October 31, 2021	53.77	0.22	0.22	24.24	24.46	(0.27)	(0.42)	—	(0.69)	77.54	—	77.54	45.69%	110,490	0.45%	0.45%	0.31%	0.45%	0.45%	0.31%	35%
For the Period June 25, 2020[8] through October 31, 2020	50.00	0.15	0.15	3.65	3.80	(0.03)	—	—	(0.03)	53.77	—	53.77	7.60%	133,078	0.45%	0.45%	0.81%	0.45%	0.45%	0.81%	32%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Financial Highlights

April 30, 2023

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the years October 31, 2018 through October 31, 2019 the total return would have been lower if certain expenses had not been reimbursed/waived by the investment advisor. The total return for Direxion mRNA ETF represents the total return prior to liquidation.

5  For periods less than a year, these ratios are annualized.

6  For the years ended October 31, 2018 through October 31, 2019, net expenses include affects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  The Fund ceased trading at the close of trading on April 21, 2023 and subsequently commenced liquidation procedures. See Note 1 in the accompanying Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2023

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 76 separate series (each, a "Fund" and together the "Funds"). 6 of these Funds are included in this report:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Direxion Hydrogen ETF
Direxion Moonshot Innovators ETF
Direxion mRNA ETF
Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Work From Home ETF

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC ("Rafferty") serves as investment adviser to the Funds. Rafferty has registered as a commodity pool operator ("CPO") and the Direxion Auspice Broad Commodity Strategy ETF (Consolidated) and Direxion Breakfast Commodities Strategy ETF (Consolidated) are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, Rafferty is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund seeks investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion Hydrogen ETF	Indxx Hydrogen Economy Index
Direxion Moonshot Innovators ETF	S&P Kensho Moonshots Index
Direxion mRNA ETF	BITA Messenger RNA Technology Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion Work From Home ETF	Solactive Remote Work Index

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

On April 3, 2023, the Trust filed an amendment to the registration statement notifying shareholders that the Direxion mRNA ETF would cease trading on the New York Stock Exchange Arca, Inc. ("NYSE Arca") on April 21, 2023. Subsequent to this date, the Direxion mRNA ETF stopped accepting creations of their shares, ceased pursuing their stated investment objectives, and on April 27, 2023 began liquidating their net assets and distributed cash pro rata to all shareholders who had not previously redeemed or sold their shares. A second distribution of cash was necessary due to restrictions on selling one of the Direxion mRNA ETF's portfolio securities. On May 24, 2023, the Direxion mRNA ETF engaged in a selling agreement to sell this restricted security and distribute cash pro rata on May 31, 2023 to all shareholders of record from the liquidation date of April 27, 2023.

DIREXION SEMI-ANNUAL REPORT
28

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the NYSE Arca (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by the Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

b) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) was invested in futures contracts as of the period ended April 30, 2023.

c) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2023.

d) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

DIREXION SEMI-ANNUAL REPORT
29

e) Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

f) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the Direxion BCS Fund Ltd. ("BCS Fund"). The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of April 30, 2023, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $305,497,535 of which $57,240,715, or approximately 18.7%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

g) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF, through its investment in its respective subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. The Direxion Auspice Broad Commodity Strategy ETF held commodity-linked derivatives during the period ended April 30, 2023.

h) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

i) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

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As of April 30, 2023, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2023, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Hydrogen ETF	$7,437,000	$6,104,038	$1,688,328	$7,792,366
Direxion Moonshot Innovators ETF	6,336,161	6,619,361	—	6,619,361
Direxion NASDAQ-100® Equal Weighted Index Shares	17,058,451	17,719,242	43,630	17,762,872

j) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended April 30, 2023.

k) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

l) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2023 and October 31, 2022 are presented in the following table. The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Period Ended April 30, 2023 (Unaudited)			Year/Period Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$8,091,521	$—	$—	$45,900,192	$—	$—
Direxion Hydrogen ETF	92,198	—	—	399,661	—	15,230
Direxion Moonshot Innovators ETF	—	—	—	953,134	—	193,011
Direxion mRNA ETF[1]	75,821	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	2,411,462	—	—	17,776,653	1,100,517	—
Direxion Work From Home ETF	73,408	—	—	723,713	—	—

1  Commenced operations December 9, 2021.

At October 31, 2022, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$7,014,632	$—	$(3,508)	$7,011,124
Direxion Hydrogen ETF	(15,237,274)	—	—	(4,033,215)	(19,270,489)
Direxion Moonshot Innovators ETF	(28,680,156)	—	—	(103,417,417)	(132,097,573)
Direxion mRNA ETF	(1,068,488)	—	—	(800,186)	(1,868,674)
Direxion NASDAQ-100® Equal Weighted Index Shares	(125,840,211)	218,735	—	—	(125,621,476)
Direxion Work From Home ETF	(21,138,172)	46,336	—	(4,152,695)	(25,244,531)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2023, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$294,644,639	$—	$—	$—
Direxion Hydrogen ETF	49,868,983	1,706,240	(13,638,344)	(11,932,104)
Direxion Moonshot Innovators ETF	65,703,874	1,204,861	(31,540,895)	(30,336,034)
Direxion mRNA ETF	88,037	38,178	—	38,178
Direxion NASDAQ-100® Equal Weighted Index Shares	669,101,994	25,428,702	(63,211,275)	(37,782,573)
Direxion Work From Home ETF	41,782,994	2,932,657	(15,996,441)	(13,063,784)

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer

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into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2022.

At October 31, 2022, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion Moonshot Innovators ETF	$48,023
Direxion mRNA ETF	3,624

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2022, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—
Direxion Hydrogen ETF	—	3,853,746	179,469
Direxion Moonshot Innovators ETF	—	54,710,113	48,659,281
Direxion mRNA ETF	—	796,562	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—
Direxion Work From Home ETF	—	2,614,600	1,538,095

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2023, open U.S. Federal and state income tax years include the tax years ended October 31, 2020 through October 31, 2022. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of shares per Creation Unit
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	50,000 shares
Direxion Hydrogen ETF	50,000 shares
Direxion Moonshot Innovators ETF	25,000 shares
Direxion mRNA ETF	25,000 shares
Direxion NASDAQ-100® Equal Weighted Index Shares	50,000 shares
Direxion Work From Home ETF	25,000 shares

Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

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Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2023. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$—
Direxion Hydrogen ETF	6,597,171	5,713,505	8,682,422	—
Direxion Moonshot Innovators ETF	6,462,104	6,398,605	9,529,476	9,926,845
Direxion mRNA ETF	1,077,282	4,068,177	1,786,856	2,207,515
Direxion NASDAQ-100® Equal Weighted Index Shares	93,850,841	94,054,715	415,548,491	574,405,355
Direxion Work From Home ETF	6,343,246	6,360,721	1,107,044	9,682,046

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2023.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays their respective Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion Hydrogen ETF	0.40%
Direxion Moonshot Innovators ETF	0.60%
Direxion mRNA ETF	0.60%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Work From Home ETF	0.40%

Additionally, the Trust has entered into a Management Services Agreement with Rafferty. Under the Management Services Agreement, the Trust pays Rafferty management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates Rafferty for performing certain management, administration and compliance functions related to the Trust.

The Funds have entered into an Operating Services Agreement. Under the Operating Services Agreement, Rafferty will pay all the expenses (with certain exceptions such as management fees, Rule 12b-1 fees and swap financing and related costs) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

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Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion Hydrogen ETF	0.05%
Direxion Moonshot Innovators ETF	0.05%
Direxion mRNA ETF	0.05%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion Work From Home ETF	0.05%

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2023:

	Asset Class
	Level 1
Funds	Common Stocks	Short Term Investments	Futures Contracts*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$294,644,639	$620,307
Direxion Hydrogen ETF	31,675,429	6,261,450	—
Direxion Moonshot Innovators ETF	28,593,719	6,774,121	—
Direxion mRNA ETF	126,215	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	612,566,040	18,753,381	—
Direxion Work From Home ETF	28,663,159	56,051	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced

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disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2023, certain Funds were invested in futures contracts. At April 30, 2023, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Futures Contracts* Fund	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$620,307	$620,307

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.
Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended April 30, 2023, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation (Depreciation)[2]
Fund		Commodity Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$16,420,352	$620,307

1  Statements of Operations location: Net realized gain (loss) on futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures contracts.

For the period ended April 30, 2023, the volume of the derivatives held by the Funds was as follows:

Quarterly Average Gross Notional Amounts
Long Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$116,154,313

The Funds utilize this volume of derivatives in order to meet the investment objectives of each respective Fund.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index

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reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Currency Exchange Rate Risk – Changes in foreign currency exchange rates will affect the value of the Fund's investments in securities denominated in a country's currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund's net asset value.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

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The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On May 31, 2023, the Direxion mRNA ETF sold its remaining portfolio securities and distributed cash pro rata to all shareholders of record from the liquidation date of April 27, 2023.

On June 20, 2023, certain Funds declared income distributions with an ex-date of June 21, 2023 and payable date of June 28, 2023. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$0.54710
Direxion Hydrogen ETF	0.07332
Direxion Moonshot Innovators ETF	0.01499
Direxion NASDAQ-100® Equal Weighted Index Shares	0.15895

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38

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	118	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Executive Officer, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	118	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
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Direxion Shares ETF Trust

Trustees and Officers

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	118	None.
Kathleen M. Berkery Age: 55	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	118	None.
Carlyle Peake Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	118	None.
Mary Jo Collins Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020.	118	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
41

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	Chief Executive Officer	Since 2022
			Chief Executive Officer, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 49	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
42

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
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SEMI–ANNUAL REPORT APRIL 30, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily AAPL Bear 1X Shares

Direxion Daily AMZN Bear 1X Shares

Direxion Daily GOOGL Bear 1X Shares

Direxion Daily MSFT Bear 1X Shares

Direxion Daily TSLA Bear 1X Shares

1.5X BULL FUNDS

Direxion Daily AAPL Bull 1.5X Shares

Direxion Daily AMZN Bull 1.5X Shares

Direxion Daily GOOGL Bull 1.5X Shares

Direxion Daily MSFT Bull 1.5X Shares

Direxion Daily TSLA Bull 1.5X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares
(formerly Direxion Daily Select Large Caps & FANGs Bull 2X Shares)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares

Letter to Shareholders	4
Expense Example	17
Allocation of Portfolio Holdings	20
Schedules of Investments	21
Statements of Assets and Liabilities	62
Statements of Operations	70
Statements of Changes in Net Assets	78
Financial Highlights	93
Notes to the Financial Statements	98
Supplemental Information	129
Trustees and Officers	130

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Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange-traded funds (the "ETFs") covers the period from November 1, 2022 to April 30, 2023 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period was filled with volatility in the equity markets as inflation, the Russia-Ukraine war, China's zero-Covid policy and the banking crisis were top of mind for many investors. In the fourth quarter of 2022, the S&P 500® Index was down nearly 20%, although earnings grew. 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than expected Consumer Price Index (CPI) reading, confirming inflation is stickier than once anticipated. Through the end of 2022, tech was out of favor, while the energy sector provided a beacon of light. However, in 2023, that trend reversed, and tech outperformed energy, as well as the rest of the market, for most of the first part of this year. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. The Russia-Ukraine war waged on, but January through April saw global supply chain improvement. Domestically, despite high inflation and a weak dollar, the labor market remained tight throughout the Semi-Annual Period. In early March, three regional banks collapsed one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears around the banking sector, specifically smaller banks, bled into April. In summary, the Semi-Annual Period began, and ended, with recessionary fears, inflation and uncertainty surrounding the market environment.

All eyes were on the Federal Reserve during the Semi-Annual Period as it attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. Generally, short-term yields tended to be higher than long-term yields, and high yield modestly outperformed investment grade. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Inflation started to come down in January, and the Federal Reserve reduced rate hikes from 50 bps to 25 bps on February 1. Similar to equities, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. Although the yield curve remains inverted, it is much less inverted than it was at the beginning of the Semi-Annual Period. U.S. high yield and U.S. corporate bonds provided the best returns in the first quarter of 2023, but the bond market remained at historically high volatility levels.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 200%, -100% or -200% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 200%, before fees and expenses, of the daily performance of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

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The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -100% or -200%, before fees and expenses, of the daily performance of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each 200% or -200% ETF seeks daily investment results (before fees and expenses) of either 200% (for the Bull ETFs) or -200% (for the Bear ETFs) of the daily performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies

DIREXION SEMI-ANNUAL REPORT
5

by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 8.63%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily S&P 500® Bear 1X Shares -5.73%, while the model indicated an expected return of -9.50%.

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index returned 21.86%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 43.26%, while the model indicated an expected return 44.35%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Semi-Annual Period, the CSI Overseas China Internet Index returned 45.63%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 81.57%, while the model indicated an expected return of 87.49%.

DIREXION SEMI-ANNUAL REPORT
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The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 8.63%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily S&P 500® Bull 2X Shares returned 12.93%, while the model indicated an expected return of 16.06%.

The Direxion Daily MSCI Brazil Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Semi-Annual Period, the MSCI Brazil 25/50 Index returned -6.87%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI Brazil Bull 2X Shares returned -20.06%, while the model indicated an expected return of -17.83%.

The Direxion Daily MSCI India Bull 2X Shares seeks to provide 200% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the Semi-Annual Period, the MSCI India Index returned -2.56%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI India Bull 2X Shares returned -8.95%, while the model indicated an expected return of -5.96%.

The Direxion Daily Cloud Computing Bull 2X Shares seeks to provide 200% of the daily return of the Indxx USA Cloud Computing Index. The Indxx USA Cloud Computing Index is provided by Indxx, LLC. and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service; and Software as a service. For the Semi-Annual Period, the Indxx USA Cloud Computing Index returned -1.21%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Cloud Computing Bull 2X Shares returned -9.79%, while the model indicated an expected return of -7.36%.

The Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares seeks to provide 200% of the daily return of the Indxx US Electric and Autonomous Vehicles Index. The Indxx US Electric and Autonomous Vehicles Index is designed to track the performance of electric and autonomous vehicles companies. The Index Provider defines electric and autonomous vehicles companies as those companies that derive at least 50% of their revenues from the following activities (or "sub-themes"): Manufacturers – companies that manufacture and sell electric or autonomous vehicles; Enablers – companies that build infrastructure or create technology for electric or autonomous vehicles, such as charging docks and batteries; and Software and Technology Services – companies that engage in the development of software and technology for electric or autonomous vehicles. For the Semi-Annual Period, the Indxx US Electric and Autonomous Vehicles Index returned -22.21%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. Since inception, the Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares returned -49.13%, while the model indicated an expected return of -47.84%.

The Direxion Daily Energy Bull 2X Shares and the Direxion Daily Energy Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Semi-Annual Period, the Energy Select Sector Index returned -3.36%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the

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annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 2X Shares returned -12.79%, while the model indicated an expected return of -10.11%. The Direxion Daily Energy Bear 2X Shares returned 1.41%, while the model indicated an expected return of -4.41%.

The Direxion Daily Global Clean Energy Bull 2X Shares seeks to provide 200% of the daily return of the S&P Global Clean Energy Index. The S&P Global Clean Energy Index is designed to track the performance of companies from developed markets whose economic fortunes are tied to the global clean energy business. The Index has a target constituent count of 100 and is limited to those stocks traded on a developed market exchange that meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float adjusted market capitalization, and $3 million average daily value traded over a six month period. The Index is rebalanced semiannually. For the Semi-Annual Period, the S&P Global Clean Energy Index returned -0.62%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. Since inception, the Direxion Daily Global Clean Energy Bull 2X Shares returned -7.35%, while the model indicated an expected return of -6.18%.

The Direxion Daily Gold Miners Index Bull 2X Shares and the Direxion Daily Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers For the Semi-Annual Period, the NYSE Arca Gold Miners Index returned 41.38%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 2X Shares returned 80.43%, while the model indicated an expected return of 86.33%. The Direxion Daily Gold Miners Index Bear 2X Shares returned -57.53%, while the model indicated an expected return of -60.05%.

The Direxion Daily Junior Gold Miners Index Bull 2X Shares and the Direxion Daily Junior Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Semi-Annual Period, the MVIS Global Junior Gold Miners Index returned 35.47%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 2X Shares returned 62.99%, while the model indicated an expected return of 68.32%. The Direxion Daily Junior Gold Miners Index Bear 2X Shares returned -56.00%, while the model indicated an expected return of -58.59%.

The Direxion Daily NYSE FANG+ Bull 2X Shares (the "FANG ETF") seeks to provide 200% of the daily return of the NYSE FANG+ Index. The NYSE FANG+ Index is an equal-dollar weighted Index designed to track the performance of 10 highly-traded growth stocks of technology and tech-enabled companies. The Index is comprised of the securities of U.S.-listed companies that ICE Data Indices, LLC (the "Index Provider") has identified as FANG+ companies, which are comprised of the six FAANMG companies and four non-FAANMG companies. The Index Provider defines the FAANMG as Meta Platforms Inc. (META), Apple Inc. (AAPL), Amazon.com Inc. (AMZN), Netflix Inc. (NFLX), Microsoft Corp. (MSFT), and Alphabet Inc. Class A (GOOGL). The Index is reconstituted quarterly. From March 1, 2023 through April 30, 2023, the NYSE FANG+ Index returned 11.70%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The FANG ETF returned 21.81%, while the model indicated an expected return of 23.24%.

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From November 1, 2022 through February 28, 2023, the FANG ETF sought to provide 200% of the daily return of the ICE FANG 20 Index. The ICE FANG 20 Index is an equal weighted index designed to include Facebook, Apple, Amazon, Netflix and (Alphabet's) Google (i.e., the FANGs) and similar highly-traded growth stocks of technology and tech-enabled companies, such as Microsoft, from the information technology, communication services and consumer discretionary sectors. The Index consists of 20 stocks or depository receipts that are listed on a U.S. Exchange that have a minimum of a $5 billion market capitalization and a 6-month average daily trading value of at least $50 million. The Index selects companies whose economic fortunes are tied to technologies such as social networking, autonomous driving, electric vehicles, smartphones, mobile payments, e-commerce, online games, streaming media, online entertainment, cryptocurrencies, blockchain, big data, artificial intelligence, machine learning, digital advertising, cloud services and other innovative technologies. The Index is reconstituted and rebalanced quarterly. From November 1, 2022 through February 28, 2023, the ICE FANG 20 Index returned 0.21%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The FANG ETF returned -6.94%, while the model indicated an expected return of -5.12%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares sought to provide 200% of the daily return of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Semi-Annual Period, the Indxx Global Robotics & Artificial Intelligence Thematic Index returned 26.96%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares returned 50.59%, while the model indicated an expected return of 55.37%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -14.60%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares returned -34.00%, while the model indicated an expected return of -31.90%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares returned 18.82%, while the model indicated an expected return of 12.11%.

The Direxion Daily Travel & Vacation Bull 2X Shares seeks to provide 200% of the daily return of the BlueStar® Travel and Vacation Index. The BlueStar® Travel and Vacation Index is provided by MV Index Solutions GmbH and is comprised of US listed stocks, including depository receipts, of companies that are "Travel and Vacation" companies, as defined by the Index Provider. To be eligible for inclusion in the Index, a company must either (a) derive 25% or more of its revenue from, or devote 25% or more of its annual budget to, operating theme parks and/or hotels or (b) derive 50% or more of its revenue from, or devote 50% or more of its annual budget to the following activities: 1. Hotel accommodations; 2. Commercial airlines; 3. Casino resorts; 4. Hotel time shares; 5. Ski resorts; 6. Cruises; 7. Hotel real estate investment trusts; 8. Performing arts centers; 9. Online travel and event booking; 10. Specialty travel and experiences (such as outer space passenger travel), and 11. Operation of theme parks. For the Semi-Annual Period, the BlueStar® Travel and Vacation Index returned 12.60%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Travel & Vacation Bull 2X Shares returned 19.31%, while the model indicated an expected return of 22.89%.

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As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to; provide returns which are a multiple of the return of their respective underlying index for periods other than a single day. For other risks including

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correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of April 30, 2023 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

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Letter to Single Stock Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2022 to April 30, 2023 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period was filled with volatility in the equity markets as inflation, the Russia-Ukraine war, China's zero-Covid policy and the banking crisis were top of mind for many investors. In the fourth quarter of 2022, the S&P 500® Index was down nearly 20%, although earnings grew. 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than expected Consumer Price Index (CPI) reading, confirming inflation is stickier than once anticipated. Through the end of 2022, tech was out of favor, while the energy sector provided a beacon of light. However, in 2023, that trend reversed, and tech outperformed energy, as well as the rest of the market, for most of the first part of this year. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. The Russia-Ukraine war waged on, but January through April saw global supply chain improvement. Domestically, despite high inflation and a weak dollar, the labor market remained tight throughout the Semi-Annual Period. In early March, three regional banks collapsed one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears around the banking sector, specifically smaller banks, bled into April. In Summary, the Semi-Annual Period began, and ended, with recessionary fears, inflation and uncertainty surrounding the market environment.

All eyes were on the Federal Reserve during the Semi-Annual Period as it attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. Generally, short-term yields tended to be higher than long-term yields, and high yield modestly outperformed investment grade. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Inflation started to come down in January, and the Federal Reserve reduced rate hikes from 50 bps to 25 bps on February 1. Similar to equities, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. Although the yield curve remains inverted, it is much less inverted than it was at the beginning of the Semi-Annual Period. U.S. high yield and U.S. corporate bonds provided the best returns in the first quarter of 2023, but the bond market remained at historically high volatility levels.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged or inverse and seek daily investment results, before fees and expenses, of 150% or -100% (opposite or inverse) of the performance of a particular security. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective underlying security for periods of longer than one day, and the performance of the ETFs over longer periods may not correlate to their underlying security's performance. The ETFs should not be held by investors for long periods, and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 150%, before fees and expenses, of the daily performance of an underlying security, meaning the Bull Funds attempt to move in the same direction as their respective target underlying security.

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The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -100%, before fees and expenses, of the daily performance of an underlying security, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target underlying security.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the underlying security will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of a particular underlying security, a comparison of the return of the ETF to the relevant common shares tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the respective underlying security. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Factors Affecting the ETFs Performance:

Benchmark Performance – The daily performance of each ETF's underlying security, and the factors and market conditions implicitly affecting that underlying security, are the primary factors driving ETF performance. Given the daily goals, the series of daily underlying security returns are most important. The market conditions that affected the underlying security during the past year are described below.

Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 150% of the performance of its respective underlying security. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of a particular underlying security. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the particular underlying security. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies

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by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its underlying security.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its particular underlying security. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its particular underlying security in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and common shares dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily AAPL Bull 1.5X Shares and the Direxion Daily AAPL Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Apple Inc. (NASDAQ: AAPL). Apple Inc. designs, manufactures, and markets smartphones, personal computers, tablets, wearables, and accessories worldwide. It also sells various related services. For the Semi-Annual Period, the common shares of Apple Inc. returned 11.01%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily AAPL Bull 1.5X Shares returned 11.87%, while the model indicated an expected return of 15.10%. The Direxion Daily AAPL Bear 1X Shares returned -11.04%, while the model indicated an expected return of -13.76%.

The Direxion Daily AMZN Bull 1.5X Shares and the Direxion Daily AMZN Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Amazon.com, Inc. (NASDAQ: AMZN). Amazon.com, Inc. engages in the retail sale of consumer products and subscriptions in North America and internationally. The company operates through three segments: North America, International, and Amazon Web Services. For the Semi-Annual Period, the common shares of Amazon.com, Inc. returned 2.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily AMZN Bull 1.5X Shares returned -1.98%, while the model indicated an expected return of 1.14%. The Direxion Daily AMZN Bear 1X Shares returned -8.22%, while the model indicated an expected return of -11.04.

The Direxion Daily GOOGL Bull 1.5X Shares and the Direxion Daily GOOGL Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the class A shares of Alphabet Inc. (NASDAQ: GOOGL). Alphabet Inc. provides online advertising services in the United States, Europe, the Middle East, Africa, the Asia-Pacific, Canada, and Latin America. For the Semi-Annual Period, the common shares of Alphabet Inc. returned 13.58%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily GOOGL Bull 1.5X Shares returned 14.53% while the model indicated an expected return of 17.98%. The Direxion Daily GOOGL Bear 1X Shares returned -15.22%, while the model indicated an expected return of -17.85%.

The Direxion Daily MSFT Bull 1.5X Shares and the Direxion Daily MSFT Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Microsoft Corporation (NASDAQ: MSFT). Microsoft Corporation develops, licenses, and supports software, services, devices, and solutions worldwide. For the Semi-Annual Period, the common shares of Microsoft Corporation returned 33.07%. Given the daily investment objectives of the ETFs and the path

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dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSFT Bull 1.5X Shares returned 46.14%, while the model indicated an expected return of 50.52%. The Direxion Daily MSFT Bear 1X Shares returned -26.60%, while the model indicated an expected return of -28.85%.

The Direxion Daily TSLA Bull 1.5X Shares and the Direxion Daily TSLA Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Tesla, Inc. (NASDAQ: TSLA). Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. For the Semi-Annual Period, the common shares of Tesla, Inc. returned -27.79%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily TSLA Bull 1.5X Shares returned -45.86%, while the model indicated an expected return of -43.86%. The Direxion Daily TSLA Bear 1X Shares returned 13.07%, while the model indicated an expected return of 9.72%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

Investing in the funds involves a high degree of risk. Unlike traditional ETFs, or even other leveraged and/or inverse ETFs, these leveraged and/or inverse single-stock ETFs track the price of a single stock rather than an index, eliminating the benefits of diversification. Leveraged and inverse ETFs pursue daily leveraged investment objectives, which means they are riskier than alternatives which do not use leverage. They seek daily goals and should not be expected to track the underlying stock's performance over periods longer than one day. They are not suitable for all investors and should be utilized only by investors who understand leverage risk and who actively manage their investments. The Funds will lose money if the underlying stock's performance is flat, and it is possible that the Bull Fund will lose money even if the underlying stock's performance increases, and the Bear Fund will lose money even if the underlying stock's performance decreases, over a period longer than a single day. An investor could lose the full principal value of his or her investment in a single day.

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

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Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

Direxion Shares ETF Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular company, which can increase volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are a multiple of the return of their respective underlying security for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry, sector, or company, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of April 30, 2023 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
16

Expense Example (Unaudited)

April 30, 2023

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2022 to April 30, 2023" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2023

	Annualized Expense Ratio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period November 1, 2022 to April 30, 2023*
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.49%	$1,000.00	$942.70	$2.36
Based on hypothetical 5% return	0.49%	1,000.00	1,022.37	2.46
Direxion Daily AAPL Bear 1X Shares
Based on actual fund return	1.09%	1,000.00	889.60	5.11
Based on hypothetical 5% return	1.09%	1,000.00	1,019.39	5.46
Direxion Daily AMZN Bear 1X Shares
Based on actual fund return	1.05%	1,000.00	917.80	4.99
Based on hypothetical 5% return	1.05%	1,000.00	1,019.59	5.26
Direxion Daily GOOGL Bear 1X Shares
Based on actual fund return	1.10%	1,000.00	847.80	5.04
Based on hypothetical 5% return	1.10%	1,000.00	1,019.34	5.51

DIREXION SEMI-ANNUAL REPORT
17

Expense Example (Unaudited)

April 30, 2023

	Annualized Expense Ratio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period November 1, 2022 to April 30, 2023*
Direxion Daily MSFT Bear 1X Shares
Based on actual fund return	1.03%	$1,000.00	$734.00	$4.43
Based on hypothetical 5% return	1.03%	1,000.00	1,019.69	5.16
Direxion Daily TSLA Bear 1X Shares
Based on actual fund return	1.17%	1,000.00	1,130.70	6.18
Based on hypothetical 5% return	1.17%	1,000.00	1,018.99	5.86
Direxion Daily AAPL Bull 1.5X Shares
Based on actual fund return	1.11%	1,000.00	1,118.70	5.83
Based on hypothetical 5% return	1.11%	1,000.00	1,019.29	5.56
Direxion Daily AMZN Bull 1.5X Shares
Based on actual fund return	1.03%	1,000.00	980.20	5.06
Based on hypothetical 5% return	1.03%	1,000.00	1,019.69	5.16
Direxion Daily GOOGL Bull 1.5X Shares
Based on actual fund return	1.05%	1,000.00	1,145.30	5.59
Based on hypothetical 5% return	1.05%	1,000.00	1,019.59	5.26
Direxion Daily MSFT Bull 1.5X Shares
Based on actual fund return	1.06%	1,000.00	1,461.40	6.47
Based on hypothetical 5% return	1.06%	1,000.00	1,019.54	5.31
Direxion Daily TSLA Bull 1.5X Shares
Based on actual fund return	1.07%	1,000.00	541.40	4.09
Based on hypothetical 5% return	1.07%	1,000.00	1,019.49	5.36
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	1.09%	1,000.00	1,432.60	6.57
Based on hypothetical 5% return	1.09%	1,000.00	1,019.39	5.46
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	1.17%	1,000.00	1,815.70	8.17
Based on hypothetical 5% return	1.17%	1,000.00	1,018.99	5.86
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.63%	1,000.00	1,129.30	3.33
Based on hypothetical 5% return	0.63%	1,000.00	1,021.67	3.16
Direxion Daily MSCI Brazil Bull 2X Shares
Based on actual fund return	1.18%	1,000.00	799.40	5.26
Based on hypothetical 5% return	1.18%	1,000.00	1,018.94	5.91
Direxion Daily MSCI India Bull 2X Shares
Based on actual fund return	0.98%	1,000.00	910.50	4.64
Based on hypothetical 5% return	0.98%	1,000.00	1,019.94	4.91
Direxion Daily Cloud Computing Bull 2X Shares
Based on actual fund return	1.03%	1,000.00	902.10	4.86
Based on hypothetical 5% return	1.03%	1,000.00	1,019.69	5.16
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Based on actual fund return	1.03%	1,000.00	508.70	3.85
Based on hypothetical 5% return	1.03%	1,000.00	1,019.69	5.16
Direxion Daily Energy Bull 2X Shares
Based on actual fund return	1.28%	1,000.00	872.10	5.94
Based on hypothetical 5% return	1.28%	1,000.00	1,018.45	6.41
Direxion Daily Energy Bear 2X Shares
Based on actual fund return	1.06%	1,000.00	1,014.10	5.29
Based on hypothetical 5% return	1.06%	1,000.00	1,019.54	5.31
Direxion Daily Global Clean Energy Bull 2X Shares
Based on actual fund return	0.99%	1,000.00	926.50	4.73
Based on hypothetical 5% return	0.99%	1,000.00	1,019.89	4.96

DIREXION SEMI-ANNUAL REPORT
18

Expense Example (Unaudited)

April 30, 2023

	Annualized Expense Ratio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period November 1, 2022 to April 30, 2023*
Direxion Daily Gold Miners Index Bull 2X Shares
Based on actual fund return	1.08%	$1,000.00	$1,804.30	$7.51
Based on hypothetical 5% return	1.08%	1,000.00	1,019.44	5.41
Direxion Daily Gold Miners Index Bear 2X Shares
Based on actual fund return	1.26%	1,000.00	424.70	4.45
Based on hypothetical 5% return	1.26%	1,000.00	1,018.55	6.31
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Based on actual fund return	1.16%	1,000.00	1,629.90	7.56
Based on hypothetical 5% return	1.16%	1,000.00	1,019.04	5.81
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Based on actual fund return	1.13%	1,000.00	440.00	4.03
Based on hypothetical 5% return	1.13%	1,000.00	1,019.19	5.66
Direxion Daily NYSE FANG+ Bull 2X Shares
Based on actual fund return	1.10%	1,000.00	1,133.30	5.82
Based on hypothetical 5% return	1.10%	1,000.00	1,019.34	5.51
Direxion Daily Robotics, Artificial Intelligence & Automation
Based on actual fund return	1.18%	1,000.00	1,505.90	7.33
Based on hypothetical 5% return	1.18%	1,000.00	1,018.94	5.91
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Based on actual fund return	1.51%	1,000.00	660.00	6.21
Based on hypothetical 5% return	1.51%	1,000.00	1,017.31	7.55
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Based on actual fund return	1.17%	1,000.00	1,188.20	6.35
Based on hypothetical 5% return	1.17%	1,000.00	1,018.99	5.86
Direxion Daily Travel & Vacation Bull 2X Shares
Based on actual fund return	1.21%	1,000.00	1,193.10	6.58
Based on hypothetical 5% return	1.21%	1,000.00	1,018.79	6.06

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2022 to April 30, 2023), then divided by 365.

DIREXION SEMI-ANNUAL REPORT
19

Allocation of Portfolio Holdings (Unaudited)

April 30, 2023

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily S&P 500® Bear 1X Shares	103%	—	—	(3%)	100%
Direxion Daily AAPL Bear 1X Shares	109%	—	—	(9%)	100%
Direxion Daily AMZN Bear 1X Shares	104%	—	—	(4%)	100%
Direxion Daily GOOGL Bear 1X Shares	108%	—	—	(8%)	100%
Direxion Daily MSFT Bear 1X Shares	107%	—	—	(7%)	100%
Direxion Daily TSLA Bear 1X Shares	90%	—	—	10%	100%
Direxion Daily AAPL Bull 1.5X Shares	65%	18%	—	17%	100%
Direxion Daily AMZN Bull 1.5X Shares	75%	22%	—	3%	100%
Direxion Daily GOOGL Bull 1.5X Shares	68%	18%	—	14%	100%
Direxion Daily MSFT Bull 1.5X Shares	70%	19%	—	11%	100%
Direxion Daily TSLA Bull 1.5X Shares	95%	24%	—	(19%)	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	53%	—	48%	(1%)	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	66%	—	48%	(14%)	100%
Direxion Daily S&P 500® Bull 2X Shares	7%	89%	—	4%	100%
Direxion Daily MSCI Brazil Bull 2X Shares	58%	—	41%	1%	100%
Direxion Daily MSCI India Bull 2X Shares	60%	—	46%	(6%)	100%
Direxion Daily Cloud Computing Bull 2X Shares	15%	85%	—	0%**	100%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	24%	88%	—	(12%)	100%
Direxion Daily Energy Bull 2X Shares	28%	71%	—	1%	100%
Direxion Daily Energy Bear 2X Shares	99%	—	—	1%	100%
Direxion Daily Global Clean Energy Bull 2X Shares	28%	—	81%	(9%)	100%
Direxion Daily Gold Miners Index Bull 2X Shares	32%	—	50%	18%	100%
Direxion Daily Gold Miners Index Bear 2X Shares	106%	—	—	(6%)	100%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	42%	—	41%	17%	100%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	104%	—	—	(4%)	100%
Direxion Daily NYSE FANG+ Bull 2X Shares	50%	35%	—	15%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	33%	—	55%	12%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	50%	56%	—	(6%)	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	88%	—	—	12%	100%
Direxion Daily Travel & Vacation Bull 2X Shares	21%	75%	—	4%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
20

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 99.4%
Money Market Funds - 99.4%
339,068,673	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$339,068,673
101,560,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	101,560,000
801,363	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	801,363
	TOTAL SHORT TERM INVESTMENTS (Cost $441,430,036) (b)	$441,430,036
	TOTAL INVESTMENTS (Cost $441,430,036) - 99.4%	$441,430,036
	Other Assets in Excess of Liabilities - 0.6%	2,645,419
	TOTAL NET ASSETS - 100.0%	$444,075,455

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $103,270,344.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
4.8000% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/13/2023	1,053	$4,229,866	$(130,296)
5.1300% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Barclays	12/20/2023	105,454	423,404,664	(13,193,732)
					$427,634,530	$(13,324,028)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion Daily AAPL Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 109.3%
Money Market Funds - 109.3%
19,565,948	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$19,565,948
3,535,110	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	3,535,110
6,475,753	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	6,475,753
	TOTAL SHORT TERM INVESTMENTS (Cost $29,576,811) (b)	$29,576,811
	TOTAL INVESTMENTS (Cost $29,576,811) - 109.3%	$29,576,811
	Liabilities in Excess of Other Assets - (9.3)%	(2,507,099)
	TOTAL NET ASSETS - 100.0%	$27,069,712

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,713,102.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
3.3000% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	BNP Paribas	12/5/2023	6,800	$928,200	$(216,623)
4.8000% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Goldman Sachs	12/7/2023	57,442	8,501,731	(1,155,654)
3.3000% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Bank of America Merrill Lynch	12/8/2023	55,365	9,029,716	(343,342)
2.8000% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Citibank N.A.	12/19/2023	39,927	5,902,134	(837,582)
					$24,361,781	$(2,553,201)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion Daily AMZN Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 69.5%
Money Market Funds - 69.5%
2,875,037	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$2,875,037
615,005	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	615,005
2,953,826	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	2,953,826
	TOTAL SHORT TERM INVESTMENTS (Cost $6,443,868) (b)	$6,443,868
	TOTAL INVESTMENTS (Cost $6,443,868) - 69.5%	$6,443,868
	Other Assets in Excess of Liabilities - 30.5%	2,828,543
	TOTAL NET ASSETS - 100.0%	$9,272,411

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,568,832.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
4.8000% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Goldman Sachs	12/7/2023	21,267	$2,201,564	$(27,538)
3.3000% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Bank of America Merrill Lynch	12/8/2023	22,318	2,040,454	(292,769)
2.8000% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Citibank N.A.	12/19/2023	44,346	4,618,947	(49,204)
					$8,860,965	$(369,511)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion Daily GOOGL Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 107.7%
Money Market Funds - 107.7%
3,460,405	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$3,460,405
759,685	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	759,685
773,589	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	773,589
	TOTAL SHORT TERM INVESTMENTS (Cost $4,993,679) (b)	$4,993,679
	TOTAL INVESTMENTS (Cost $4,993,679) - 107.7%	$4,993,679
	Liabilities in Excess of Other Assets - (7.7)%	(355,610)
	TOTAL NET ASSETS - 100.0%	$4,638,069

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,533,274.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
4.8000% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Goldman Sachs	12/7/2023	23,902	$2,244,734	$(288,735)
3.3000% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Bank of America Merrill Lynch	12/8/2023	10,731	1,139,032	(9,414)
2.8000% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Citibank N.A.	12/19/2023	8,576	846,985	(69,570)
					$4,230,751	$(367,719)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion Daily MSFT Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 64.9%
Money Market Funds - 64.9%
3,422,452	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$3,422,452
1,259,614	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	1,259,614
2,860,420	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	2,860,420
	TOTAL SHORT TERM INVESTMENTS (Cost $7,542,486) (b)	$7,542,486
	TOTAL INVESTMENTS (Cost $7,542,486) - 64.9%	$7,542,486
	Other Assets in Excess of Liabilities - 35.1%	4,078,653
	TOTAL NET ASSETS - 100.0%	$11,621,139

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,120,034.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
4.8000% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Goldman Sachs	12/7/2023	12,840	$3,642,509	$(289,231)
3.3000% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Bank of America Merrill Lynch	12/8/2023	12,726	3,673,778	(229,978)
2.8000% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Citibank N.A.	12/19/2023	12,255	3,463,215	(294,531)
					$10,779,502	$(813,740)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion Daily TSLA Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.3%
Money Market Funds - 106.3%
30,064,192	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$30,064,192
6,816,488	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	6,816,488
7,815,789	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	7,815,789
	TOTAL SHORT TERM INVESTMENTS (Cost $44,696,469) (b)	$44,696,469
	TOTAL INVESTMENTS (Cost $44,696,469) - 106.3%	$44,696,469
	Liabilities in Excess of Other Assets - (6.3)%	(2,661,952)
	TOTAL NET ASSETS - 100.0%	$42,034,517

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,026,417.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
3.3000% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	BNP Paribas	12/5/2023	54,892	$9,160,572	$230,139
4.8000% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Goldman Sachs	12/7/2023	98,104	17,042,069	970,282
3.3000% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Bank of America Merrill Lynch	12/8/2023	83,496	16,105,148	2,468,758
2.8000% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Citibank N.A.	12/19/2023	19,331	3,689,614	543,303
					$45,997,403	$4,212,482

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Direxion Daily AAPL Bull 1.5X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 17.7%
Computer and Electronic Product Manufacturing - 17.7%
20,210	Apple, Inc.	$3,429,233
	TOTAL COMMON STOCKS (Cost $3,065,974)	$3,429,233
SHORT TERM INVESTMENTS - 78.6%
Money Market Funds - 78.6%
8,130,093	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$8,130,093
2,134,657	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	2,134,657
4,950,427	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	4,950,427
	TOTAL SHORT TERM INVESTMENTS (Cost $15,215,177)	$15,215,177
	TOTAL INVESTMENTS (Cost $18,281,151) - 96.3% (b)	$18,644,410
	Other Assets in Excess of Liabilities - 3.7%	720,609
	TOTAL NET ASSETS - 100.0%	$19,365,019

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,618,034.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Apple, Inc.	6.8000% representing 1 month SOFR rate + spread	BNP Paribas	12/05/2023	7,400	$1,010,100	$222,381
Total return of Apple, Inc.	5.8000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	50,094	7,072,108	1,324,950
Total return of Apple, Inc.	7.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	50,698	7,787,906	694,627
Total return of Apple, Inc.	7.3000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	42,788	6,006,133	1,126,929
					$21,876,247	$3,368,887

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion Daily AMZN Bull 1.5X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 21.8%
General Merchandise Retailers - 21.8%
43,178	Amazon.com, Inc. (a)	$4,553,120
	TOTAL COMMON STOCKS (Cost $4,205,772)	$4,553,120
SHORT TERM INVESTMENTS - 78.4%
Money Market Funds - 78.4%
8,495,226	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$8,495,226
3,119,044	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	3,119,044
4,739,630	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	4,739,630
	TOTAL SHORT TERM INVESTMENTS (Cost $16,353,900)	$16,353,900
	TOTAL INVESTMENTS (Cost $20,559,672) - 100.2% (c)	$20,907,020
	Liabilities in Excess of Other Assets - (0.2)%	(50,705)
	TOTAL NET ASSETS - 100.0%	$20,856,315

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,858,673.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of common shares of Amazon.com, Inc.	6.0500% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	108,451	$10,772,689	$540,965
Total return of common shares of Amazon.com, Inc.	7.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	66,869	6,951,702	(22,773)
Total return of common shares of Amazon.com, Inc.	7.8000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	78,179	7,914,626	191,010
					$25,639,017	$709,202

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Direxion Daily GOOGL Bull 1.5X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 18.0%
Web Search Portals, Libraries, Archives, and Other Information Services - 18.0%
28,207	Alphabet, Inc. (a)	$3,027,739
	TOTAL COMMON STOCKS (Cost $2,772,247)	$3,027,739
SHORT TERM INVESTMENTS - 77.8%
Money Market Funds - 77.8%
6,057,584	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$6,057,584
2,355,184	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	2,355,184
4,668,876	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	4,668,876
	TOTAL SHORT TERM INVESTMENTS (Cost $13,081,644)	$13,081,644
	TOTAL INVESTMENTS (Cost $15,853,891) - 95.8% (c)	$16,109,383
	Other Assets in Excess of Liabilities - 4.2%	700,834
	TOTAL NET ASSETS - 100.0%	$16,810,217

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,024,061.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of common shares of Alphabet, Inc.	6.0500% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	75,231	$7,040,076	$910,957
Total return of common shares of Alphabet, Inc.	7.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	58,893	5,715,962	511,794
Total return of common shares of Alphabet, Inc.	7.3000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	72,580	6,760,584	899,422
					$19,516,622	$2,322,173

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Direxion Daily MSFT Bull 1.5X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 18.6%
Publishing Industries - 18.6%
11,350	Microsoft Corp.	$3,487,401
	TOTAL COMMON STOCKS (Cost $3,022,894)	$3,487,401
SHORT TERM INVESTMENTS - 78.1%
Money Market Funds - 78.1%
7,007,766	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$7,007,766
2,234,168	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	2,234,168
5,381,288	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	5,381,288
	TOTAL SHORT TERM INVESTMENTS (Cost $14,623,222)	$14,623,222
	TOTAL INVESTMENTS (Cost $17,646,116) - 96.7% (b)	$18,110,623
	Other Assets in Excess of Liabilities - 3.3%	613,738
	TOTAL NET ASSETS - 100.0%	$18,724,361

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,615,457.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of common shares of Microsoft Corp.	6.0500% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	24,735	$7,540,736	$55,588
Total return of common shares of Microsoft Corp.	7.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	30,155	8,230,572	947,157
Total return of common shares of Microsoft Corp.	7.3000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	25,169	6,536,975	1,110,464
					$22,308,283	$2,113,209

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Direxion Daily TSLA Bull 1.5X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 24.3%
Transportation Equipment Manufacturing - 24.3%
638,514	Tesla, Inc. (a)	$104,914,235
	TOTAL COMMON STOCKS (Cost $113,551,364)	$104,914,235
SHORT TERM INVESTMENTS - 95.6%
Money Market Funds - 95.6%
175,755,971	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$175,755,971
96,954,799	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	96,954,799
139,460,347	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	139,460,347
	TOTAL SHORT TERM INVESTMENTS (Cost $412,171,117)	$412,171,117
	TOTAL INVESTMENTS (Cost $525,722,481) - 119.9% (c)	$517,085,352
	Liabilities in Excess of Other Assets - (19.9)%	(85,912,541)
	TOTAL NET ASSETS - 100.0%	$431,172,811

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $350,181,878.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of Tesla, Inc.	6.8000% representing 1 month SOFR rate + spread	BNP Paribas	12/05/2023	512,147	$89,429,854	$(6,619,738)
Total return of common shares of Tesla, Inc.	8.3000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	1,092,009	204,303,886	(26,855,225)
Total return of common shares of Tesla, Inc.	7.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	893,394	159,785,771	(15,546,524)
Total return of common shares of Tesla, Inc.	7.8000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	800,137	161,453,694	(32,022,427)
					$614,973,205	$(81,043,914)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 47.5%
1,148,779	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)	$33,532,859
	TOTAL INVESTMENT COMPANIES (Cost $33,647,832)	$33,532,859
SHORT TERM INVESTMENTS - 52.5%
Money Market Funds - 52.5%
18,527,522	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$18,527,522
18,450,598	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	18,450,598
	TOTAL SHORT TERM INVESTMENTS (Cost $36,978,120)	$36,978,120
	TOTAL INVESTMENTS (Cost $70,625,952) - 100.0% (c)	$70,510,979
	Liabilities in Excess of Other Assets - (0.0)% (†)	(17,151)
	TOTAL NET ASSETS - 100.0%	$70,493,828

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $21,572,727.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.8000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	1,656,729	$48,436,000	$(140,421)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	5.0500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	714,994	20,466,097	199,778
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.3000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,309,504	38,732,768	(474,196)
					$107,634,865	$(414,839)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 48.0%
5,005,977	KraneShares CSI China Internet ETF (a)	$139,967,117
	TOTAL INVESTMENT COMPANIES (Cost $145,552,677)	$139,967,117
SHORT TERM INVESTMENTS - 63.0%
Money Market Funds - 63.0%
110,125,413	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$110,125,413
28,383,127	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	28,383,127
45,310,144	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	45,310,144
	TOTAL SHORT TERM INVESTMENTS (Cost $183,818,684)	$183,818,684
	TOTAL INVESTMENTS (Cost $329,371,361) - 111.0% (c)	$323,785,801
	Liabilities in Excess of Other Assets - (11.0)%	(32,089,917)
	TOTAL NET ASSETS - 100.0%	$291,695,884

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $220,376,862.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of KraneShares CSI China Internet ETF	5.1900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	2,881,945	$86,314,253	$(7,333,826)
Total return of KraneShares CSI China Internet ETF	5.3500% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	2,942,389	90,541,125	(9,491,187)
Total return of KraneShares CSI China Internet ETF	5.3500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	3,227,202	93,921,476	(4,255,374)
Total return of KraneShares CSI China Internet ETF	5.5400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	3,416,746	105,478,876	(11,966,725)
Total return of KraneShares CSI China Internet ETF	5.4000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	3,391,041	101,273,622	(7,981,881)
					$477,529,352	$(41,028,993)
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 88.9%
Accommodation - 0.4%
1,299	Caesars Entertainment Inc. (a)	$58,832
1,613	Hilton Worldwide Holdings, Inc.	232,304
4,319	Host Hotels & Resorts, Inc.	69,838
1,986	Las Vegas Sands Corp. (a)	126,806
1,624	Marriott International, Inc. Class A	275,008
1,903	MGM Resorts International	85,483
		848,271
Administrative and Support Services - 2.2%
529	Allegion PLC ADR (Ireland)	58,444
8,981	Amcor PLC ADR (United Kingdom)	98,522
2,505	Automatic Data Processing, Inc.	551,100
230	Booking Holdings, Inc. (a)	617,851
715	Broadridge Financial Solutions, Inc.	103,968
739	Equifax, Inc.	153,993
227	FactSet Research System, Inc.	93,454
446	FleetCor Technologies, Inc. (a)	95,408
476	Gartner, Inc. (a)	143,971
1,756	Iron Mountain, Inc.	97,001
862	Live Nation Entertainment, Inc. (a)	58,426
950	Moody's Corp.	297,464
645	Robert Half International, Inc.	47,085
1,402	Rollins, Inc.	59,235
9,822	Visa, Inc. Class A	2,285,874
2,245	Waste Management, Inc.	372,782
		5,134,578
Air Transportation - 0.2%
773	Alaska Air Group, Inc. (a)	33,595
3,935	American Airlines Group, Inc. (a)	53,673
3,879	Delta Air Lines, Inc. (a)	133,088
3,589	Southwest Airlines Co.	108,711
1,977	United Continental Holdings, Inc. (a)	86,593
		415,660
Ambulatory Health Care Services - 0.2%
329	DaVita, Inc. (a)	29,729
533	Laboratory Corp. of America Holdings	120,836
355	Molina Healthcare, Inc. (a)	105,751
673	Quest Diagnostics, Inc.	93,419
7,326	Viatris, Inc.	68,352
		418,087
Amusement, Gambling, and Recreation Industries - 0.6%
1,591	Global Payments, Inc.	179,322
11,043	The Walt Disney Co. (a)	1,131,907
624	Wynn Resorts Ltd. (a)	71,311
		1,382,540
Shares		Fair Value
Apparel Manufacturing - 0.0% (†)
251	Ralph Lauren Corp.	$28,812
1,994	VF Corp.	46,879
		75,691
Beverage and Tobacco Product Manufacturing - 2.2%
10,792	Altria Group, Inc.	512,728
23,526	Coca-Cola Co.	1,509,193
984	Constellation Brands, Inc. Class A	225,798
5,138	Keurig Dr Pepper, Inc.	168,012
1,139	Molson Coors Brewing Co. Class B	67,748
4,608	Monster Beverage Corp. (a)	258,048
8,321	PepsiCo, Inc.	1,588,396
9,366	Philip Morris International, Inc.	936,319
		5,266,242
Broadcasting (except Internet) - 0.1%
1,796	FOX Corp. Class A	59,735
834	FOX Corp. Class B	25,470
3,054	ViacomCBS, Inc. Class B	71,250
		156,455
Broadcasting and Content Providers - 0.6%
635	Charter Communications, Inc. (a)	234,124
25,429	Comcast Corp. Class A	1,051,998
1,518	Dish Network Corp. (a)	11,400
13,355	Warner Bros Discovery, Inc. (a)	181,762
		1,479,284
Building Material and Garden Equipment and Supplies Dealers - 1.1%
3,655	Lowe's Companies, Inc.	759,619
320	Snap-on, Inc.	83,011
6,161	The Home Depot, Inc.	1,851,627
		2,694,257
Chemical Manufacturing - 7.3%
10,688	AbbVie, Inc.	1,615,170
1,346	Air Products & Chemicals, Inc.	396,208
708	Albemarle Corp.	131,306
3,224	Amgen, Inc.	772,922
874	Biogen, Inc. (a)	265,897
949	Bio-Techne Corp.	75,806
12,852	Bristol-Myers Squibb Co.	858,128
1,090	Catalent, Inc. (a)	54,631
603	Celanese Corp.	64,063
1,189	CF Industries Holdings, Inc.	85,109
1,471	Church & Dwight Co., Inc.	142,863
744	Clorox Co.	123,221
5,047	Colgate-Palmolive Co.	402,751
2,769	DuPont de Nemours, Inc.	193,055
721	Eastman Chemical Co.	60,759
1,496	Ecolab, Inc.	251,089
4,769	Eli Lilly and Company	1,887,856
761	FMC Corp.	94,044
7,534	Gilead Sciences, Inc.	619,370
1,120	Incyte Corp. (a)	83,339

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Chemical Manufacturing (continued)
1,541	International Flavors & Fragrances, Inc.	$149,415
2,039	Kimberly-Clark Corp.	295,431
2,977	Linde PLC ADR (Ireland)	1,099,853
1,537	LyondellBasell Industries N.V. Class A ADR (Netherlands)	145,416
15,326	Merck & Co., Inc.	1,769,693
2,059	Mosaic Co.	88,228
1,538	Organon & Co.	37,881
33,929	Pfizer, Inc.	1,319,499
1,418	PPG Industries, Inc.	198,889
14,260	Procter & Gamble Co.	2,229,979
645	Regeneron Pharmaceuticals, Inc. (a)	517,154
877	Sealed Air Corp.	42,087
1,557	Vertex Pharmaceuticals, Inc. (a)	530,517
452	West Pharmaceutical Services, Inc.	163,280
2,817	Zoetis, Inc.	495,172
		17,260,081
Clothing and Clothing Accessories Stores - 0.2%
6,988	TJX Companies, Inc.	550,794
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.1%
1,382	Bath & Body Works, Inc.	48,508
2,082	Ross Stores, Inc.	222,212
		270,720
Computer and Electronic Product Manufacturing - 18.3%
9,745	Advanced Micro Devices, Inc. (a)	870,911
1,785	Agilent Technologies, Inc.	241,742
35,998	Alphabet, Inc. Class A (a)	3,864,025
31,386	Alphabet, Inc. Class C (a)	3,396,593
1,388	AMETEK, Inc.	191,447
3,591	Amphenol Corp. Class A	271,013
3,062	Analog Devices, Inc.	550,792
89,896	Apple, Inc.	15,253,553
1,495	Arista Networks, Inc. (a)	239,439
125	Bio-Rad Laboratories, Inc. (a)	56,349
2,528	Broadcom, Inc.	1,583,792
24,827	Cisco Systems, Inc.	1,173,076
3,958	Danaher Corp.	937,690
824	Enphase Energy, Inc. (a)	135,301
3,925	Fortinet, Inc. (a)	247,471
2,134	Fortive Corp.	134,634
2,194	GE HealthCare Technologies, Inc. (a)	178,460
1,490	Hologic, Inc. (a)	128,155
5,224	HP, Inc.	155,205
505	IDEXX Laboratories, Inc. (a)	248,541
949	Illumina, Inc. (a)	195,076
25,009	Intel Corp.	776,779
5,464	International Business Machines Corp.	690,704
1,082	Keysight Technologies, Inc. (a)	156,500
1,151	L3 Harris Technologies, Inc.	224,618
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
3,312	Microchip Technology, Inc.	$241,743
6,593	Micron Technology, Inc.	424,325
269	Monolithic Power Systems, Inc.	124,270
1,006	Motorola Solutions, Inc.	293,148
1,304	NetApp, Inc.	82,009
873	Northrop Grumman Corp.	402,689
14,867	NVIDIA Corp.	4,125,444
1,566	NXP Semiconductors NV ADR (Netherlands)	256,417
2,611	ON Semiconductor Corp. (a)	187,888
2,507	Otis Worldwide Corp.	213,847
767	PerkinElmer, Inc.	100,086
603	Qorvo, Inc. (a)	55,524
6,740	Qualcomm, Inc.	787,232
8,855	Raytheon Technologies Corp.	884,614
638	Roper Technologies, Inc.	290,150
1,158	Seagate Technology Holdings PLC ADR (Ireland)	68,056
956	Skyworks Solutions, Inc.	101,240
333	SolarEdge Technologies, Inc. (a)	95,115
941	Teradyne, Inc.	85,989
5,473	Texas Instruments, Inc.	915,086
2,372	Thermo Fisher Scientific, Inc.	1,316,223
1,491	Trimble, Inc. (a)	70,226
360	Waters Corp. (a)	108,130
1,930	Western Digital Corp. (a)	66,469
312	Zebra Technologies Corp. Class A (a)	89,865
		43,287,651
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.2%
3,838	Fiserv, Inc. (a)	468,697
Construction of Buildings - 0.2%
1,887	D.R. Horton, Inc.	207,230
1,528	Lennar Corp. Class A	172,374
15	NVR, Inc. (a)	87,600
1,362	PulteGroup, Inc.	91,458
		558,662
Couriers and Messengers - 0.5%
1,405	FedEx Corp.	320,031
4,412	United Parcel Service, Inc. Class B	793,322
		1,113,353
Credit Intermediation and Related Activities - 4.4%
3,594	American Express Co.	579,856
42,190	Bank of America Corp.	1,235,323
4,450	Bank of New York Mellon Corp.	189,526
2,303	Capital One Financial Corp.	224,082
11,711	Citigroup, Inc.	551,237
2,977	Citizens Financial Group, Inc.	92,108
790	Comerica, Inc.	34,262
1,615	Discover Financial Services	167,104
3,585	Fidelity National Information Services, Inc.	210,511
4,135	Fifth Third Bancorp	108,337
1,123	First Republic Bank (b)	3,942

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
8,722	Huntington Bancshares, Inc.	$97,686
17,725	JPMorgan Chase & Co.	2,450,304
5,642	KeyCorp	63,529
1,023	M&T Bank Corp.	128,693
5,099	MasterCard, Inc. Class A	1,937,773
1,258	Northern Trust Corp.	98,325
2,425	PNC Financial Services Group, Inc.	315,856
5,645	Regions Financial Corp.	103,078
2,111	State Street Corp.	152,541
2,641	Synchrony Financial	77,936
8,025	Truist Financial Corp.	261,455
8,419	U.S. Bancorp	288,603
23,033	Wells Fargo & Co.	915,562
900	Zions Bancorp	25,074
		10,312,703
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
770	A.O. Smith Corp.	52,583
3,458	Emerson Electric Co.	287,913
380	Generac Holdings, Inc. (a)	38,844
691	Rockwell Automation, Inc.	195,836
1,912	TE Connectivity Ltd. ADR (Switzerland)	233,972
326	Whirlpool Corp.	45,506
		854,654
Electronics and Appliance Stores - 0.0% (†)
1,193	Best Buy Co., Inc.	88,902
Fabricated Metal Product Manufacturing - 0.2%
1,900	Ball Corp.	101,042
1,526	Nucor Corp.	226,123
994	Pentair PLC ADR (Ireland)	57,731
893	Stanley Black & Decker, Inc.	77,102
		461,998
Food and Beverage Stores - 0.1%
3,938	Kroger Co.	191,505
Food Manufacturing - 1.0%
3,309	Archer-Daniels-Midland Co.	258,367
901	Bunge Ltd.	84,334
1,210	Campbell Soup Co.	65,703
3,567	General Mills, Inc.	316,143
1,751	Hormel Foods Corp.	70,811
1,546	Kellogg Co.	107,864
873	Lamb Weston Holdings, Inc.	97,610
1,515	McCormick & Co, Inc.	133,093
8,243	Mondelez International, Inc.	632,403
888	The Hershey Co.	242,477
641	The J.M. Smucker Co.	98,977
4,816	The Kraft Heinz Co.	189,124
1,725	Tyson Foods, Inc. Class A	107,795
		2,404,701
Food Services and Drinking Places - 1.2%
165	Chipotle Mexican Grill, Inc. (a)	341,157
735	Darden Restaurants, Inc.	111,669
213	Domino's Pizza, Inc.	67,621
Shares		Fair Value
Food Services and Drinking Places (continued)
4,424	McDonald's Corp.	$1,308,398
6,947	Starbucks Corp.	793,973
1,694	Yum! Brands, Inc.	238,142
		2,860,960
Funds, Trusts, and Other Financial Vehicles - 0.1%
930	Garmin Ltd. ADR (Switzerland)	91,298
1,356	T. Rowe Price Group, Inc.	152,320
		243,618
Gasoline Stations - 0.8%
10,754	Chevron Corp.	1,812,909
General Merchandise Retailers - 3.1%
53,886	Amazon.com, Inc. (a)	5,682,279
2,684	Costco Wholesale Corp.	1,350,642
1,256	Dollar Tree, Inc. (a)	193,060
3,277	eBay, Inc.	152,151
759	Etsy, Inc. (a)	76,682
		7,454,814
General Merchandise Stores - 0.9%
1,353	Dollar General Corp.	299,635
2,785	Target Corp.	439,334
8,473	Wal-Mart Stores, Inc.	1,279,169
		2,018,138
Health & Personal Care Stores - 0.2%
7,766	CVS Health Corp.	569,326
Health and Personal Care Retailers - 0.1%
4,324	Walgreens Boots Alliance, Inc.	152,421
Health and Personal Care Stores - 0.1%
309	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	170,392
Hospitals - 0.2%
1,282	HCA Healthcare, Inc.	368,357
384	Universal Health Services, Inc. Class B	57,734
		426,091
Insurance Carriers and Related Activities - 5.4%
3,381	Aflac, Inc.	236,163
1,591	Allstate Corp.	184,174
4,486	American International Group, Inc.	237,937
1,244	Aon PLC ADR (United Kingdom)	404,524
2,237	Arch Capital Group Ltd.ADR (a)	167,932
1,282	Arthur J. Gallagher & Co.	266,733
318	Assurant, Inc.	39,155
10,891	Berkshire Hathaway, Inc. Class B (a)	3,578,238
1,418	Brown & Brown, Inc.	91,305
3,326	Centene Corp. (a)	229,261
2,508	Chubb Limited ADR (Switzerland)	505,513
1,805	Cigna Corp.	457,189
948	Cincinnati Financial Corp.	100,905
1,443	Elevance Health, Inc.	676,262
231	Everest Re Group Ltd.	87,318
541	Globe Life, Inc.	58,709
1,905	Hartford Financial Services Group, Inc.	135,236

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
756	Humana, Inc.	$401,050
933	Lincoln National Corp.	20,274
1,178	Loews Corp.	67,818
2,995	Marsh & McLennan Companies, Inc.	539,669
3,986	MetLife, Inc.	244,461
1,371	Principal Financial Group, Inc.	102,400
3,533	Progressive Corp.	481,901
2,224	Prudential Financial, Inc.	193,488
1,400	Travelers Companies, Inc.	253,596
5,647	UnitedHealth Group, Inc.	2,778,832
1,231	W.R. Berkley Corp.	72,531
642	Willis Towers Watson PLC ADR (Ireland)	148,687
		12,761,261
Leather and Allied Product Manufacturing - 0.4%
7,527	NIKE, Inc. Class B	953,821
1,423	Tapestry, Inc.	58,073
		1,011,894
Machinery Manufacturing - 2.0%
5,095	Applied Materials, Inc.	575,888
6,082	Baker Hughes Co.	177,838
5,042	Carrier Global Corp.	210,856
3,149	Caterpillar, Inc.	689,001
850	Cummins, Inc.	199,784
1,631	Deere & Co.	616,551
6,584	General Electric Co.	651,618
459	IDEX Corp.	94,701
2,448	Ingersoll Rand, Inc.	139,585
820	Lam Research Corp.	429,746
138	Mettler-Toledo International, Inc. (a)	205,827
323	Nordson Corp.	69,868
777	Parker Hannifin Corp.	252,432
1,385	Trane Technologies PLC ADR (Ireland)	257,347
1,091	Xylem, Inc.	113,289
		4,684,331
Management of Companies and Enterprises - 0.5%
10,536	Abbott Laboratories	1,163,912
6,058	Carnival Corp. ADR (Panama) (a)	55,794
2,544	Norwegian Cruise Line Holdings Ltd. ADR (a)	33,963
		1,253,669
Merchant Wholesalers, Durable Goods - 0.7%
522	Cintas Corp.	237,912
2,591	Copart, Inc. (a)	204,819
3,456	Fastenal Co.	186,071
823	Henry Schein, Inc. (a)	66,507
245	Huntington Ingalls Industries, Inc.	49,407
4,154	Johnson Controls International PLC ADR (Ireland)	248,575
837	KLA-Tencor Corp.	323,534
1,536	LKQ Corp.	88,673
318	Mohawk Industries, Inc. (a)	33,676
231	Pool Corp.	81,155
Shares		Fair Value
Merchant Wholesalers, Durable Goods (continued)
270	W.W. Grainger, Inc.	$187,804
1,540	WestRock Co.	46,092
		1,754,225
Merchant Wholesalers, Nondurable Goods - 0.7%
981	AmerisourceBergen Corp.	163,680
1,104	Brown Forman Corp. Class B	71,859
1,559	Cardinal Health, Inc.	127,994
2,885	ConAgra Brands, Inc.	109,515
1,676	Illinois Tool Works, Inc.	405,491
829	McKesson Corp.	301,955
3,065	Sysco Corp.	235,208
1,422	The Sherwin Williams Co.	337,782
		1,753,484
Mining (except Oil and Gas) - 0.3%
8,635	Freeport-McMoRan Copper & Gold, Inc.	327,353
374	Martin Marietta Materials, Inc.	135,837
4,794	Newmont Mining Corp.	227,235
799	Vulcan Materials Co.	139,921
		830,346
Miscellaneous Manufacturing - 3.5%
3,325	3M Co.	353,182
435	Align Technology, Inc. (a)	141,506
3,052	Baxter International, Inc.	145,519
1,718	Becton, Dickinson & Co.	454,085
8,660	Boston Scientific Corp. (a)	451,359
1,301	Dentsply Sirona, Inc.	54,551
2,334	DexCom, Inc. (a)	283,208
843	Dover Corp.	123,213
3,736	Edwards Lifesciences Corp. (a)	328,693
1,403	Estee Lauder Companies, Inc. Class A	346,148
785	Hasbro, Inc.	46,488
420	Insulet Corp. (a)	133,577
2,118	Intuitive Surgical, Inc. (a)	637,984
15,802	Johnson & Johnson	2,586,787
8,041	Medtronic PLC ADR (Ireland)	731,329
888	ResMed, Inc.	213,972
600	Steris PLC ADR (Ireland)	113,130
2,037	Stryker Corp.	610,387
279	Teleflex, Inc.	76,033
1,260	Textron, Inc.	84,344
301	The Cooper Companies, Inc.	114,816
1,265	Zimmer Biomet Holdings, Inc.	175,127
		8,205,438
Miscellaneous Store Retailers - 0.1%
670	Tractor Supply Co.	159,728
Motion Picture and Sound Recording Industries - 0.4%
2,692	Netflix, Inc. (a)	888,171
954	Take-Two Interactive Software, Inc. (a)	118,573
		1,006,744
Motor Vehicle and Parts Dealers - 0.3%
360	Advance Auto Parts, Inc.	45,191
112	AutoZone, Inc. (a)	298,291

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Motor Vehicle and Parts Dealers (continued)
951	CarMax, Inc. (a)	$66,598
375	O'Reilly Automotive, Inc. (a)	343,991
		754,071
National Security and International Affairs - 0.0% (†)
828	Leidos Holdings, Inc.	77,219
Nonmetallic Mineral Product Manufacturing - 0.1%
4,605	Corning, Inc.	152,978
Oil and Gas Extraction - 0.8%
1,941	APA Corp.	71,526
4,768	Coterra Energy, Inc.	122,061
3,950	Devon Energy Corp.	211,049
5,037	Dominion Energy, Inc.	287,814
3,550	EOG Resources, Inc.	424,119
2,219	EQT Corp.	77,310
3,839	Marathon Oil Corp.	92,750
4,399	Occidental Petroleum Corp.	270,670
2,817	Phillips 66	278,883
		1,836,182
Paper Manufacturing - 0.0% (†)
562	Packaging Corp of America	76,016
Performing Arts, Spectator Sports, and Related Industries - 0.2%
4,306	Activision Blizzard, Inc. (a)	334,619
1,573	Electronic Arts, Inc.	200,212
		534,831
Petroleum and Coal Products Manufacturing - 1.8%
7,402	ConocoPhillips	761,592
24,896	Exxon Mobil Corp.	2,946,193
2,744	Marathon Petroleum Corp.	334,768
2,330	Valero Energy Corp.	267,181
		4,309,734
Pipeline Transportation - 0.1%
7,363	Williams Companies, Inc.	222,804
Plastics and Rubber Products Manufacturing - 0.0% (†)
486	Avery Dennison Corp.	84,798
2,275	Newell Rubbermaid, Inc.	27,641
		112,439
Primary Metal Manufacturing - 0.1%
2,225	Howmet Aerospace, Inc.	98,545
1,004	Steel Dynamics, Inc.	104,366
		202,911
Professional, Scientific, and Technical Services - 3.2%
3,802	Accenture PLC Class A ADR (Ireland)	1,065,663
822	CDW Corp.	139,403
309	Charles River Laboratories International, Inc. (a)	58,747
3,077	Cognizant Technology Solutions Corp. Class A	183,728
1,372	DXC Technology Co. (a)	32,722
2,403	Eaton Corp PLC ADR (Ireland)	401,589
351	EPAM Systems, Inc. (a)	99,136
810	Extra Space Storage, Inc.	123,152
364	F5 Networks, Inc. (a)	48,907
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
2,148	International Paper Co.	$71,120
2,348	Interpublic Group of Companies, Inc.	83,894
1,123	IQVIA Holdings, Inc. (a)	211,382
437	Jack Henry & Associates, Inc.	71,380
769	Jacobs Solutions, Inc.	88,789
1,959	Juniper Networks, Inc.	59,064
1,684	Match Group, Inc. (a)	62,140
13,453	Meta Platforms, Inc. (a)	3,233,025
1,994	Moderna, Inc. (a)	264,983
1,226	Omnicom Group, Inc.	111,039
1,937	Paychex, Inc.	212,799
296	Paycom Software, Inc. (a)	85,949
1,227	ServiceNow, Inc. (a)	563,708
279	Teledyne Technologies, Inc. (a)	115,618
558	VeriSign, Inc. (a)	123,764
945	Verisk Analytics, Inc. Class A	183,434
		7,695,135
Publishing Industries - 7.7%
2,767	Adobe Systems, Inc. (a)	1,044,708
526	ANSYS, Inc. (a)	165,122
1,305	Autodesk, Inc. (a)	254,201
1,661	Cadence Design Systems, Inc. (a)	347,896
932	Ceridian HCM Holding, Inc. (a)	59,163
1,698	Intuit, Inc.	753,827
44,995	Microsoft Corp.	13,825,164
640	PTC, Inc. (a)	80,506
6,042	Salesforce.com, Inc. (a)	1,198,552
925	Synopsys, Inc. (a)	343,471
254	Tyler Technologies, Inc. (a)	96,274
		18,168,884
Publishing Industries (except Internet) - 0.5%
949	Akamai Technologies, Inc. (a)	77,790
153	Fair Isaac Corp. (a)	111,376
7,744	Hewlett Packard Enterprise Co.	110,894
2,314	News Corp. Class A	40,750
716	News Corp. Class B	12,709
3,435	NortonLifeLock, Inc.	60,696
9,291	Oracle Corp.	880,044
		1,294,259
Rail Transportation - 0.5%
12,710	CSX Corp.	389,434
3,695	Union Pacific Corp.	723,112
		1,112,546
Real Estate - 1.9%
950	Alexandria Real Estate Equities, Inc.	117,971
2,815	American Tower Corp.	575,358
844	AvalonBay Communities, Inc.	152,232
862	Boston Properties, Inc.	45,996
668	Camden Property Trust	73,513
1,910	CBRE Group, Inc. Class A (a)	146,421
2,616	Crown Castle International Corp.	322,003
1,735	Digital Realty Trust, Inc.	172,025
2,060	Equity Residential	130,295

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Real Estate (continued)
385	Essex Property Trust, Inc.	$84,596
437	Federal Realty Investment Trust	43,215
3,308	Healthpeak Properties, Inc.	72,677
3,514	Invitation Homes, Inc.	117,262
3,737	Kimco Realty Corp.	71,713
694	Mid-America Apartment Communities, Inc.	106,737
5,575	Prologis, Inc.	698,269
952	Public Storage	280,678
3,790	Realty Income Corp.	238,164
933	Regency Centers Corp.	57,314
1,977	Simon Property Group, Inc.	224,034
1,872	UDR, Inc.	77,370
2,420	Ventas, Inc.	116,281
6,066	VICI Properties, Inc.	205,880
2,854	Welltower, Inc.	226,094
4,426	Weyerhaeuser Co.	132,382
		4,488,480
Rental and Leasing Services - 0.1%
419	United Rentals, Inc.	151,305
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.2%
635	Ameriprise Financial, Inc.	193,751
901	BlackRock, Inc.	604,751
639	CBOE Holdings, Inc.	89,268
9,219	Charles Schwab Corp.	481,601
2,174	CME Group, Inc.	403,864
4,260	Dow, Inc.	231,744
1,723	Franklin Resources, Inc.	46,314
2,044	Goldman Sachs Group, Inc.	701,991
3,376	IntercontinentalExchange, Inc.	367,748
2,747	Invesco Ltd. (a)	47,056
224	MarketAxess Holdings, Inc.	71,315
7,895	Morgan Stanley	710,313
481	MSCI, Inc. Class A	232,059
2,046	NASDAQ OMX Group, Inc.	113,287
1,172	Raymond James Financial, Inc.	106,101
1,988	S&P Global, Inc.	720,809
		5,121,972
Specialty Trade Contractors - 0.1%
864	Quanta Services, Inc.	146,569
Support Activities for Agriculture and Forestry - 0.1%
4,309	Corteva, Inc.	263,366
Support Activities for Mining - 0.6%
1,107	Diamondback Energy, Inc.	157,416
5,464	Halliburton Co.	178,946
1,675	Hess Corp.	242,976
1,437	Pioneer Natural Resources Co.	312,619
8,581	Schlumberger Ltd. ADR (Curaco) (a)	423,472
1,366	Targa Resources Corp.	103,174
		1,418,603
Support Activities for Transportation - 0.3%
715	C.H. Robinson Worldwide, Inc.	72,122
893	Expedia, Inc. (a)	83,906
Shares		Fair Value
Support Activities for Transportation (continued)
957	Expeditors International of Washington, Inc.	$108,945
506	J.B. Hunt Transport Services, Inc.	88,697
1,379	Norfolk Southern Corp.	279,978
		633,648
Telecommunications - 1.4%
43,086	AT&T, Inc.	761,330
562	Equinix, Inc.	406,933
6,840	PayPal Holdings, Inc. (a)	519,840
653	SBA Communications Corp.	170,361
3,579	T-Mobile US, Inc. (a)	515,018
25,386	Verizon Communications, Inc.	985,738
		3,359,220
Transportation Equipment Manufacturing - 2.7%
1,640	Aptiv PLC ADR (United Kingdom) (a)	168,690
3,404	Boeing Co. (a)	703,879
1,414	BorgWarner, Inc.	68,056
23,665	Ford Motor Co.	281,140
1,360	General Dynamics Corp.	296,943
8,426	General Motors Co.	278,395
4,040	Honeywell International, Inc.	807,354
1,370	Lockheed Martin Corp.	636,297
3,157	Paccar, Inc.	235,796
16,254	Tesla Motors, Inc. (a)	2,670,695
314	TransDigm Group, Inc.	240,210
1,099	Wabtec Corp.	107,339
		6,494,794
Truck Transportation - 0.1%
548	Old Dominion Freight Line, Inc.	175,574
Utilities - 2.6%
4,039	AES Corp.	95,563
1,516	Alliant Energy Corp.	83,592
1,564	Ameren Corp.	139,149
3,107	American Electric Power Co., Inc.	287,149
1,162	American Water Works Co., Inc.	172,266
865	Atmos Energy Corp.	98,731
3,801	CenterPoint Energy, Inc.	115,816
1,759	CMS Energy Corp.	109,515
2,144	Consolidated Edison, Inc.	211,120
1,978	Constellation Energy Corp.	153,097
1,172	DTE Energy Co.	131,745
4,658	Duke Energy Corp.	460,583
2,306	Edison International	169,722
1,230	Entergy Corp.	132,323
1,387	Evergy, Inc.	86,147
2,108	Eversource Energy	163,602
6,007	Exelon Corp.	254,937
600	First Solar, Inc. (a)	109,548
3,279	FirstEnergy Corp.	130,504
11,953	Kinder Morgan, Inc.	204,994
12,006	NextEra Energy, Inc.	920,020
2,454	NiSource, Inc.	69,841
1,391	NRG Energy, Inc.	47,530
2,699	Oneok, Inc.	176,542
9,729	PG&E Corp. (a)	166,463

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Utilities (continued)
683	Pinnacle West Capital Corp.	$53,588
4,453	PPL Corp.	127,890
3,013	Public Service Enterprise Group, Inc.	190,422
1,902	Sempra Energy	295,742
6,581	Southern Co.	484,033
1,907	WEC Energy Group, Inc.	183,396
3,310	Xcel Energy, Inc.	231,402
		6,256,972
Waste Management and Remediation Services - 0.1%
1,244	Republic Services, Inc.	179,907
Water Transportation - 0.0% (†)
1,328	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	86,891
Web Search Portals, Libraries, Archives, and Other Information Services - 0.1%
2,457	CoStar Group, Inc. (a)	189,066
Wholesale Electronic Markets and Agents and Brokers - 0.1%
848	Genuine Parts Co.	142,727
Wood Product Manufacturing - 0.0% (†)
1,361	Masco Corp.	72,827
	TOTAL COMMON STOCKS (Cost $202,798,548)	$210,557,204
SHORT TERM INVESTMENTS - 10.1%
Money Market Funds - 10.1%
20,670,855	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$20,670,855
16,122	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	16,122
3,235,277	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	3,235,277
	TOTAL SHORT TERM INVESTMENTS (Cost $23,922,254)	$23,922,254
	TOTAL INVESTMENTS (Cost $226,720,802) - 99.0% (e)	$234,479,458
	Other Assets in Excess of Liabilities - 1.0%	2,349,953
	TOTAL NET ASSETS - 100.0%	$236,829,411

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.005%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $99,339,837.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
40

Direxion Daily S&P 500® Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	5.1200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	31,403	$126,657,735	$3,763,071
Total return of S&P 500® Index	5.2500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	28,580	114,104,510	4,204,411
Total return of S&P 500® Index	5.3000% representing 1 month SOFR rate + spread	Goldman Sachs	4/9/2024	3,119	12,346,978	591,270
					$253,109,223	$8,558,752

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
41

Direxion Daily MSCI Brazil Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 41.3%
1,764,690	iShares MSCI Brazil Capped ETF (a)	$49,887,786
	TOTAL INVESTMENT COMPANIES (Cost $60,139,440)	$49,887,786
SHORT TERM INVESTMENTS - 59.8%
Money Market Funds - 59.8%
47,656,964	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$47,656,964
321,420	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	321,420
24,245,969	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	24,245,969
	TOTAL SHORT TERM INVESTMENTS (Cost $72,224,353)	$72,224,353
	TOTAL INVESTMENTS (Cost $132,363,793) - 101.1% (c)	$122,112,139
	Liabilities in Excess of Other Assets - (1.1)%	(1,299,118)
	TOTAL NET ASSETS - 100.0%	$120,813,021

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $53,744,261.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	5.3900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	125,683	$3,313,004	$176,158
Total return of iShares MSCI Brazil Capped ETF	4.3000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,176,730	120,973,310	(1,905,033)
Total return of iShares MSCI Brazil Capped ETF	5.1000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,274,157	60,035,093	3,309,846
Total return of iShares MSCI Brazil Capped ETF	5.5500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	205,850	6,325,771	(223,191)
					$190,647,178	$1,357,780

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
42

Direxion Daily MSCI India Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 46.0%
626,695	iShares MSCI India ETF (a)	$25,769,699
	TOTAL INVESTMENT COMPANIES (Cost $28,535,490)	$25,769,699
SHORT TERM INVESTMENTS - 60.8%
Money Market Funds - 60.8%
17,604,739	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$17,604,739
6,370,077	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	6,370,077
10,063,140	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	10,063,140
	TOTAL SHORT TERM INVESTMENTS (Cost $34,037,956)	$34,037,956
	TOTAL INVESTMENTS (Cost $62,573,446) - 106.8% (c)	$59,807,655
	Liabilities in Excess of Other Assets - (6.8)%	(3,783,508)
	TOTAL NET ASSETS - 100.0%	$56,024,147

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,072,299.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI India ETF	5.5900% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	636,042	$25,152,253	$836,039
Total return of iShares MSCI India ETF	5.5500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	899,528	38,634,728	(2,417,028)
Total return of iShares MSCI India ETF	5.6000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	562,644	24,272,462	(1,651,643)
					$88,059,443	$(3,232,632)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
43

Direxion Daily Cloud Computing Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 84.8%
Administrative and Support Services - 0.8%
615	Alarm.com, Inc. (a)	$29,329
774	nCino, Inc. (a)	19,141
		48,470
Computer and Electronic Product Manufacturing - 0.2%
513	Radware Ltd. ADR (Israel) (a)	10,337
Data Processing, Hosting and Related Services - 5.8%
911	Five9, Inc. (a)	59,069
1,091	RingCentral, Inc. (a)	30,068
2,092	VMware, Inc. (a)	261,563
		350,700
Heavy and Civil Engineering Construction - 0.6%
639	BlackLine, Inc. (a)	35,599
Professional, Scientific, and Technical Services - 27.2%
986	2U, Inc. (a)	5,462
761	DigitalOcean Holdings, Inc. (a)	24,002
1,753	Freshworks, Inc. (a)	23,420
921	LivePerson, Inc. (a)	4,264
476	Model N, Inc. (a)	14,661
2,990	Nutanix, Inc. (a)	71,700
668	Paycom Software, Inc. (a)	193,967
538	Paylocity Holding Corp. (a)	103,990
538	PROS Holdings, Inc. (a)	15,263
2,076	SAP SE ADR (Germany)	280,821
591	ServiceNow, Inc. (a)	271,517
1,873	Snowflake, Inc. (a)	277,354
1,857	Vimeo, Inc. (a)	6,110
1,343	Workday, Inc. (a)	249,986
1,127	Zscaler, Inc. (a)	101,543
		1,644,060
Publishing Industries - 12.8%
683	Adobe Systems, Inc. (a)	257,873
1,277	Autodesk, Inc. (a)	248,747
1,345	Salesforce.com, Inc. (a)	266,808
		773,428
Publishing Industries (except Internet) - 28.2%
1,394	ACI Worldwide, Inc. (a)	35,310
2,009	Akamai Technologies, Inc. (a)	164,678
240	AppFolio, Inc. (a)	33,509
1,331	Bill.com Holdings, Inc. (a)	102,234
555	Blackbaud, Inc. (a)	38,492
1,813	Box, Inc. (a)	47,972
1,129	C3.ai, Inc. (a)(b)	20,119
764	Clearwater Analytics Holdings, Inc. (a)	11,773
1,945	CrowdStrike Holdings, Inc. (a)	233,497
3,455	Dropbox, Inc. (a)	70,275
378	Enfusion, Inc. (a)	3,168
519	Everbridge, Inc. (a)	13,639
1,433	Informatica, Inc. (a)	22,154
125	MicroStrategy, Inc. Class A (a)(b)	41,047
2,907	Oracle Corp.	275,351
821	Paycor HCM, Inc. (a)	19,293
471	Qualys, Inc. (a)	53,195
470	SPS Commerce, Inc. (a)	69,231
Shares		Fair Value
Publishing Industries (except Internet) (continued)
2,296	Twilio, Inc. (a)	$120,793
1,458	Veeva Systems, Inc. (a)	261,099
606	Workiva, Inc. (a)	56,612
1,624	Zuora, Inc. (a)	12,651
		1,706,092
Software - 6.2%
1,676	Atlassian Corp. (a)	247,478
2,595	DocuSign, Inc. (a)	128,297
		375,775
Telecommunications - 3.0%
1,402	8x8, Inc. (a)	4,024
2,838	Zoom Video Communications, Inc. (a)	174,338
		178,362
	TOTAL COMMON STOCKS (Cost $6,797,699)	$5,122,823
SHORT TERM INVESTMENTS - 15.6%
Money Market Funds - 15.6%
94,385	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$94,385
1	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	1
848,501	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	848,501
	TOTAL SHORT TERM INVESTMENTS (Cost $942,887)	$942,887
	TOTAL INVESTMENTS (Cost $7,740,586) - 100.4% (e)	$6,065,710
	Liabilities in Excess of Other Assets - (0.4)%	(25,944)
	TOTAL NET ASSETS - 100.0%	$6,039,766

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,045,316.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
44

Direxion Daily Cloud Computing Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx USA Cloud Computing Index	4.9500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	8,563	$6,028,667	$25,231
Total return of Indxx USA Cloud Computing Index	4.9500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,133	821,010	(14,276)
					$6,849,677	$10,955

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
45

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 88.2%
Automobiles & Components - 3.5%
39,560	Polestar Automotive Holding UK PLC ADR (Sweden) (a)	$151,515
Capital Goods - 0.5%
7,596	Wallbox NV ADR (Spain) (a)	20,737
Computer and Electronic Product Manufacturing - 6.8%
23,080	Blink Charging Co. (a)	164,560
17,212	Indie Semiconductor, Inc. (a)	130,295
		294,855
Management of Companies and Enterprises - 3.5%
13,587	EHang Holdings Ltd. ADR (China) (a)	150,952
Motor Vehicle and Parts Dealers - 3.1%
22,563	EVgo, Inc. (a)	135,152
Printing and Related Support Activities - 5.6%
37,810	Fisker, Inc. (a)	243,496
Rental and Leasing Services - 2.1%
3,595	Cerence, Inc. (a)	91,852
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 18.7%
19,033	ChargePoint Holdings, Inc. (a)	165,016
42,549	Lucid Group, Inc. (a)	337,839
35,909	Nio, Inc. ADR (China) (a)	282,604
12,865	The Lion Electric Company ADR (Canada) (a)	28,560
		814,019
Specialty Trade Contractors - 3.6%
22,585	QuantumScape Corp. (a)	158,095
Transportation Equipment Manufacturing - 40.8%
3,435	BorgWarner, Inc. (a)	165,327
6,287	Gentex Corp.	173,458
7,338	Li Auto, Inc. ADR (China) (a)	172,443
29,519	Luminar Technologies, Inc. (a)	177,704
182,371	Nikola Corp. (a)	161,490
24,418	Rivian Automotive, Inc. (a)	313,039
1,812	Tesla Motors, Inc. (a)	297,730
32,337	XPeng, Inc. ADR (China) (a)	307,203
		1,768,393
	TOTAL COMMON STOCKS (Cost $4,080,061)	$3,829,066
Shares		Fair Value
SHORT TERM INVESTMENTS - 22.8%
Money Market Funds - 22.8%
359,004	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$359,004
570,625	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	570,625
58,628	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	58,628
	TOTAL SHORT TERM INVESTMENTS (Cost $988,257)	$988,257
	TOTAL INVESTMENTS (Cost $5,068,318) - 111.0% (c)	$4,817,323
	Liabilities in Excess of Other Assets - (11.0)%	(479,140)
	TOTAL NET ASSETS - 100.0%	$4,338,183

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,075,923.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
46

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Indxx US Electric and Autonomous Vehicles Index	4.9000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	2,785	$2,845,095	$(442,369)
Total return of Indxx US Electric and Autonomous Vehicles Index	4.8000% representing 1 month SOFR rate + spread	J.P. Morgan	2/26/2024	2,736	2,459,920	(61,170)
					$5,305,015	$(503,539)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
47

Direxion Daily Energy Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 70.5%
Gasoline Stations - 14.0%
346,319	Chevron Corp.	$58,382,457
Machinery Manufacturing - 1.5%
219,284	Baker Hughes Co.	6,411,864
Oil and Gas Extraction - 13.0%
70,083	APA Corp.	2,582,559
171,867	Coterra Energy, Inc.	4,399,795
142,490	Devon Energy Corp.	7,613,241
114,353	EOG Resources, Inc.	13,661,753
80,010	EQT Corp.	2,787,548
138,430	Marathon Oil Corp.	3,344,469
158,497	Occidental Petroleum Corp.	9,752,320
101,575	Phillips 66	10,055,925
		54,197,610
Petroleum and Coal Products Manufacturing - 25.3%
122,651	ConocoPhillips	12,619,562
606,180	Exxon Mobil Corp.	71,735,341
98,967	Marathon Petroleum Corp.	12,073,974
84,033	Valero Energy Corp.	9,636,064
		106,064,941
Pipeline Transportation - 1.9%
265,494	Williams Companies, Inc.	8,033,848
Support Activities for Mining - 11.5%
40,059	Diamondback Energy, Inc.	5,696,390
197,066	Halliburton Co.	6,453,912
60,482	Hess Corp.	8,773,519
51,793	Pioneer Natural Resources Co.	11,267,567
250,644	Schlumberger Ltd. ADR (Curaco) (a)	12,369,281
49,343	Targa Resources Corp.	3,726,877
		48,287,546
Utilities - 3.3%
431,217	Kinder Morgan, Inc.	7,395,371
97,431	Oneok, Inc.	6,372,962
		13,768,333
	TOTAL COMMON STOCKS (Cost $237,170,419)	$295,146,599
Shares		Fair Value
SHORT TERM INVESTMENTS - 29.2%
Money Market Funds - 29.2%
107,197,600	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$107,197,600
15,093,498	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	15,093,498
41,931	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	41,931
	TOTAL SHORT TERM INVESTMENTS (Cost $122,333,029)	$122,333,029
	TOTAL INVESTMENTS (Cost $359,503,448) - 99.7% (c)	$417,479,628
	Other Assets in Excess of Liabilities - 0.3%	1,239,454
	TOTAL NET ASSETS - 100.0%	$418,719,082

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $255,496,744.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Energy Select Sector Index	5.2900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	188,094	$170,597,360	$(3,100,805)
Total return of Energy Select Sector Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	116,062	101,256,100	2,234,904
Total return of Energy Select Sector Index	5.4600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	92,002	77,586,904	4,377,783
Total return of Energy Select Sector Index	5.3000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	209,570	184,989,816	1,400,033
					$534,430,180	$4,911,915

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
48

Direxion Daily Energy Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 93.1%
Money Market Funds - 93.1%
27,127,324	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$27,127,324
1,970,420	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	1,970,420
945,104	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	945,104
	TOTAL SHORT TERM INVESTMENTS (Cost $30,042,848) (b)	$30,042,848
	TOTAL INVESTMENTS (Cost $30,042,848) - 93.1%	$30,042,848
	Other Assets in Excess of Liabilities - 6.9%	2,231,280
	TOTAL NET ASSETS - 100.0%	$32,274,128

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $13,197,927.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
4.8400% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	12/5/2023	27,522	$24,595,830	$75,103
4.8000% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	J.P. Morgan	12/12/2023	1,828	1,715,855	93,625
5.1200% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/13/2023	30,722	27,649,385	179,738
5.0000% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	Barclays	12/20/2023	12,027	10,730,803	20,180
					$64,691,873	$368,646

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
49

Direxion Daily Global Clean Energy Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 81.2%
177,821	iShares Global Clean Energy ETF (a)(b)	$3,327,031
	TOTAL INVESTMENT COMPANIES (Cost $3,931,759)	$3,327,031
SHORT TERM INVESTMENTS - 30.5%
Money Market Funds - 30.5%
235,066	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$235,066
1,013,206	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	1,013,206
	TOTAL SHORT TERM INVESTMENTS (Cost $1,248,272) (e)	$1,248,272
	TOTAL INVESTMENTS (Cost $5,180,031) - 111.7% (e)	$4,575,303
	Liabilities in Excess of Other Assets - (11.7)%	(478,256)
	TOTAL NET ASSETS - 100.0%	$4,097,047

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,030,300.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of The S&P Global Clean Energy Index	5.2500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	123,866	$2,398,031	$(95,612)
Total return of The S&P Global Clean Energy Index	5.3500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	136,270	2,758,573	(259,416)
					$5,156,604	$(355,028)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
50

Direxion Daily Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 50.4%
8,174,634	VanEck VectorsTM Gold Miners ETF (a)	$274,504,209
	TOTAL INVESTMENT COMPANIES (Cost $240,288,410)	$274,504,209
SHORT TERM INVESTMENTS - 51.6%
Money Market Funds - 51.6%
224,067,318	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$224,067,318
18,409,137	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	18,409,137
39,072,779	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	39,072,779
	TOTAL SHORT TERM INVESTMENTS (Cost $281,549,234)	$281,549,234
	TOTAL INVESTMENTS (Cost $521,837,644) - 102.0% (c)	$556,053,443
	Liabilities in Excess of Other Assets - (2.0)%	(10,912,358)
	TOTAL NET ASSETS - 100.0%	$545,141,085

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $354,737,997.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck Vectors® Gold Miners ETF	5.5900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	4,096,826	$117,291,372	$19,734,691
Total return of VanEck Vectors® Gold Miners ETF	5.4000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	3,100,000	91,066,938	12,256,174
Total return of VanEck Vectors® Gold Miners ETF	5.6500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	4,581,993	138,287,884	14,948,198
Total return of VanEck Vectors® Gold Miners ETF	5.6500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,037,634	115,570,334	19,096,044
Total return of VanEck Vectors® Gold Miners ETF	5.9700% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	4,588,575	136,658,994	16,411,496
Total return of VanEck Vectors® Gold Miners ETF	5.5400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	3,888,710	111,718,329	18,288,606
					$710,593,851	$100,735,209

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
51

Direxion Daily Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 104.5%
Money Market Funds - 104.5%
102,753,159	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$102,753,159
39,714,746	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	39,714,746
	TOTAL SHORT TERM INVESTMENTS (Cost $142,467,905) (b)	$142,467,905
	TOTAL INVESTMENTS (Cost $142,467,905) - 104.5%	$142,467,905
	Liabilities in Excess of Other Assets - (4.5)%	(6,138,569)
	TOTAL NET ASSETS - 100.0%	$136,329,336

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $68,279,558.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.1800% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	12/5/2023	1,872,062	$59,974,654	$(2,178,117)
5.4500% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/8/2023	1,645,801	53,357,167	(1,616,907)
4.7500% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	J.P. Morgan	12/12/2023	1,630,893	50,492,757	(4,031,743)
5.3900% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/13/2023	1,579,602	51,497,782	(1,051,643)
5.2700% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/19/2023	1,391,304	47,030,572	532,041
					$262,352,932	$(8,346,369)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
52

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 41.4%
3,176,081	VanEck VectorsTM Junior Gold Miners ETF (a)	$126,249,220
	TOTAL INVESTMENT COMPANIES (Cost $119,728,108)	$126,249,220
SHORT TERM INVESTMENTS - 59.8%
Money Market Funds - 59.8%
173,551,526	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$173,551,526
8,534,354	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	8,534,354
	TOTAL SHORT TERM INVESTMENTS (Cost $182,085,880)	$182,085,880
	TOTAL INVESTMENTS (Cost $301,813,988) - 101.2% (c)	$308,335,100
	Liabilities in Excess of Other Assets - (1.2)%	(3,702,823)
	TOTAL NET ASSETS - 100.0%	$304,632,277

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $178,628,085.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck VectorsTM Junior Gold Miners ETF	5.5900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	4,587,516	$158,315,177	$21,704,412
Total return of VanEck VectorsTM Junior Gold Miners ETF	5.6000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	1,228,056	41,545,532	6,946,911
Total return of VanEck VectorsTM Junior Gold Miners ETF	5.9100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	1,592,137	56,349,414	6,427,013
Total return of VanEck VectorsTM Junior Gold Miners ETF	5.5100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	4,743,636	169,976,565	16,401,895
					$426,186,688	$51,480,231

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
53

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.2%
Money Market Funds - 106.2%
88,844,108	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$88,844,108
21,997,084	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	21,997,084
	TOTAL SHORT TERM INVESTMENTS (Cost $110,841,192) (b)	$110,841,192
	TOTAL INVESTMENTS (Cost $110,841,192) - 106.2%	$110,841,192
	Liabilities in Excess of Other Assets - (6.2)%	(6,425,176)
	TOTAL NET ASSETS - 100.0%	$104,416,016

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $48,778,534.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.1800% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	12/5/2023	1,246,892	$45,052,561	$(4,006,251)
4.7000% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	J.P. Morgan	12/12/2023	1,306,000	51,499,642	(149,085)
5.3700% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/13/2023	1,589,100	65,727,191	2,778,810
5.2000% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/19/2023	1,111,635	41,358,358	(2,297,107)
					$203,637,752	$(3,673,633)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
54

Direxion Daily NYSE FANG+ Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 34.7%
Computer and Electronic Product Manufacturing - 13.9%
4,022	Advanced Micro Devices, Inc. (a)	$359,446
3,753	Alphabet, Inc. Class A (a)	402,847
2,357	Apple, Inc.	399,936
1,489	NVIDIA Corp.	413,183
		1,575,412
General Merchandise Retailers - 3.5%
3,750	Amazon.com, Inc. (a)	395,437
Motion Picture and Sound Recording Industries - 3.5%
1,188	Netflix, Inc. (a)	391,957
Professional, Scientific, and Technical Services - 7.2%
1,824	Meta Platforms, Inc. (a)	438,343
2,584	Snowflake, Inc. (a)	382,639
		820,982
Publishing Industries - 3.7%
1,359	Microsoft Corp.	417,566
Transportation Equipment Manufacturing - 2.9%
	Tesla Motors, Inc. (a)	328,456
	TOTAL COMMON STOCKS (Cost $3,526,655)	$3,929,810
Shares		Fair Value
SHORT TERM INVESTMENTS - 65.0%
Money Market Funds - 65.0%
6,777,873	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$6,777,873
430,004	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	430,004
164,082	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	164,082
	TOTAL SHORT TERM INVESTMENTS (Cost $7,371,959)	$7,371,959
	TOTAL INVESTMENTS (Cost $10,898,614) - 99.7% (c)	$11,301,769
	Other Assets in Excess of Liabilities - 0.3%	37,507
	TOTAL NET ASSETS - 100.0%	$11,339,276

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,650,889.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of NYSE FANG+ Index	5.3900% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,453	$13,451,463	$1,441,163
Total return of NYSE FANG+ Index	5.4500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	611	3,462,870	255,567
					$16,914,333	$1,696,730

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
55

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 54.8%
459,325	Global X Robotics & Artificial Intelligence ETF (a)	$11,441,786
	TOTAL INVESTMENT COMPANIES (Cost $11,411,914)	$11,441,786
SHORT TERM INVESTMENTS - 41.0%
Money Market Funds - 41.0%
5,269,673	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$5,269,673
549,302	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	549,302
2,737,347	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	2,737,347
	TOTAL SHORT TERM INVESTMENTS (Cost $8,556,322)	$8,556,322
	TOTAL INVESTMENTS (Cost $19,968,236) - 95.8% (c)	$19,998,108
	Other Assets in Excess of Liabilities - 4.2%	894,713
	TOTAL NET ASSETS - 100.0%	$20,892,821

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,443,111.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	488,745	$10,420,996	$1,560,095
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	5.5900% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	525,156	12,783,252	187,942
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	5.4000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	79,854	1,716,062	239,059
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	5.5500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	124,387	2,595,957	447,956
					$27,516,267	$2,435,052

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
56

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 56.3%
Chemical Manufacturing - 0.2%
1,255,170	Gevo, Inc. (a)	$1,455,996
Gasoline Stations and Fuel Dealers - 2.3%
50,021	Chevron Corp.	8,432,540
251,944	Delek US Holdings, Inc.	5,479,782
		13,912,322
Merchant Wholesalers, Durable Goods - 0.1%
15,480	REX American Resources Corp. (a)	437,929
Merchant Wholesalers, Nondurable Goods - 0.2%
63,020	World Fuel Services Corp.	1,489,793
Mining (except Oil and Gas) - 2.6%
520,839	CNX Resources Corp. (a)	8,088,630
743,663	Permian Resources Corp.	7,771,279
		15,859,909
Oil and Gas Extraction - 33.0%
341,324	Antero Resources Corp. (a)	7,847,039
222,168	APA Corp.	8,186,891
101,122	Berry Petroleum Corp.	772,572
416,924	Clean Energy Fuels Corp. (a)	1,780,265
739,532	Comstock Resources Inc.	8,504,618
324,804	Coterra Energy, Inc.	8,314,982
57,259	Crescent Energy Co.	665,350
154,309	Devon Energy Corp.	8,244,730
239,117	Earthstone Energy, Inc. (a)(b)	3,242,427
71,197	EOG Resources, Inc.	8,505,906
262,641	EQT Corp.	9,150,412
133,539	Green Plains, Inc. (a)	4,563,028
911,167	Kosmos Energy Ltd. (a)	5,831,469
280,756	Magnolia Oil & Gas Corp.	5,929,567
333,208	Marathon Oil Corp.	8,050,305
156,607	Matador Resources Co.	7,678,441
217,864	Murphy Oil Corp.	7,997,787
229,925	Northern Oil and Gas, Inc.	7,626,612
58,712	Oasis Petroleum, Inc.	8,356,479
133,426	Occidental Petroleum Corp.	8,209,702
203,854	Ovintiv, Inc.	7,355,052
102,435	Par Pacific Holdings, Inc. (a)	2,400,052
121,845	PDC Energy, Inc.	7,926,017
78,906	Phillips 66	7,811,694
311,019	Range Resources Corp.	8,226,453
50,902	Ranger Oil Corp.	2,097,162
53,776	SilverBow Resources, Inc. (a)(b)	1,282,558
114,531	Sitio Royalties Corp.	2,907,942
277,422	SM Energy Co.	7,790,010
1,616,791	Southwestern Energy Co. (a)	8,391,145
229,081	Talos Energy, Inc. (a)	3,122,374
2,851,065	Tellurian, Inc. (a)(b)	4,048,512
4,688	Texas Pacific Land Corp.	6,927,223
213,235	VAALCO Energy, Inc.	912,646
509,724	W&T Offshore, Inc. (a)	2,227,494
		202,884,916
Shares		Fair Value
Petroleum and Coal Products Manufacturing - 9.2%
76,637	ConocoPhillips	$7,885,181
132,019	CVR Energy, Inc.	3,477,380
74,102	Exxon Mobil Corp.	8,769,231
162,106	HF Sinclair Corp.	7,150,496
62,131	Marathon Petroleum Corp.	7,579,982
180,375	PBF Energy, Inc.	6,287,872
60,435	Valero Energy Corp.	6,930,081
339,792	Vertex Energy, Inc. (a)(b)	2,684,357
116,884	Vital Energy, Inc. (a)	5,438,613
		56,203,193
Support Activities for Mining - 8.7%
114,925	California Resources Corp.	4,654,462
204,801	Callon Petroleum Co. (a)	6,787,105
84,615	Civitas Resources, Inc.	5,842,666
92,273	Denbury, Inc. (a)	8,616,453
58,768	Diamondback Energy, Inc.	8,356,809
17,384	Gulfport Energy Corp. (a)	1,572,557
61,612	Hess Corp.	8,937,437
40,180	Pioneer Natural Resources Co.	8,741,159
		53,508,648
	TOTAL COMMON STOCKS (Cost $369,938,236)	$345,752,706
SHORT TERM INVESTMENTS - 49.6%
Money Market Funds - 49.6%
219,256,574	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$219,256,574
8,811,842	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	8,811,842
76,790,693	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	76,790,693
	TOTAL SHORT TERM INVESTMENTS (Cost $304,859,109)	$304,859,109
	TOTAL INVESTMENTS (Cost $674,797,345) - 105.9% (e)	$650,611,815
	Liabilities in Excess of Other Assets - (5.9)%	(36,572,259)
	TOTAL NET ASSETS - 100.0%	$614,039,556

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
57

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $464,023,710.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.3400% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	38,324	$201,903,096	$(16,013,694)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.3000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	29,793	139,595,559	5,871,259
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.2000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	19,916	95,605,232	1,704,577
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.0500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	30,524	159,399,135	(10,744,090)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.0700% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	14,374	73,338,691	(3,217,196)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.2400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	46,897	240,993,632	(12,604,095)
					$910,835,345	$(35,003,239)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
58

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.0%
Money Market Funds - 106.0%
48,473,354	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$48,473,354
10,278,560	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	10,278,560
13,721,035	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	13,721,035
	TOTAL SHORT TERM INVESTMENTS (Cost $72,472,949) (b)	$72,472,949
	TOTAL INVESTMENTS (Cost $72,472,949) - 106.0%	$72,472,949
	Liabilities in Excess of Other Assets - (6.0)%	(4,088,812)
	TOTAL NET ASSETS - 100.0%	$68,384,137

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $29,994,614.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.0000% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Goldman Sachs	12/7/2023	10,195	$51,388,231	$1,502,633
5.0000% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/8/2023	1,327	7,337,461	863,066
4.4000% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	J.P. Morgan	12/12/2023	5,422	28,367,092	1,882,685
4.8300% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/13/2023	5,262	27,601,190	2,127,453
4.9400% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Citibank N.A.	12/19/2023	5,670	29,367,501	1,688,738
					$144,061,475	$8,064,575

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
59

Direxion Daily Travel & Vacation Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 74.9%
Accommodation - 28.0%
8,221	Apple Hospitality REIT, Inc.	$122,411
2,713	Boyd Gaming Co.	188,282
4,092	Caesars Entertainment Inc. (a)	185,327
1,332	Choice Hotels International, Inc.	169,857
3,103	Hilton Grand Vacations, Inc. (a)	132,809
4,753	Hilton Worldwide Holdings, Inc.	684,527
14,164	Host Hotels & Resorts, Inc.	229,032
6,523	Huazhu Group Ltd. ADR (a)	305,929
1,548	Hyatt Hotels Corp. (a)	176,936
4,808	InterContinental Hotels Group PLC ADR (United Kingdom)	333,098
9,027	Las Vegas Sands Corp. (a)	576,374
4,057	Marriott International, Inc. Class A	687,012
11,901	Melco Crown Entertainment Ltd. ADR (a)	162,330
7,528	MGM Resorts International	338,158
9,925	Park Hotels & Resorts, Inc.	119,596
4,587	Penn National Gaming, Inc. (a)	136,647
11,012	Sunstone Hotel Investors, Inc.	104,944
3,589	Travel + Leisure Co.	137,351
868	Vail Resorts, Inc.	208,771
2,733	Wyndham Hotels & Resorts, Inc.	186,445
		5,185,836
Administrative and Support Services - 7.8%
326	Booking Holdings, Inc. (a)	875,737
3,816	Live Nation Entertainment, Inc. (a)	258,649
18,775	Sabre Corp. (a)	75,100
5,059	Six Flags Entertainment Corp. (a)	122,782
6,432	TripAdvisor, Inc. (a)	114,039
		1,446,307
Air Transportation - 12.1%
4,182	Alaska Air Group, Inc. (a)	181,750
1,370	Allegiant Travel Co. (a)	142,357
17,287	American Airlines Group, Inc. (a)	235,795
14,198	Delta Air Lines, Inc. (a)	487,133
16,591	JetBlue Airways Corp. (a)	118,460
3,563	Ryanair Holdings PLC ADR (Ireland) (a)	340,587
10,337	Southwest Airlines Co.	313,108
5,885	Spirit Airlines, Inc.	100,633
7,368	United Continental Holdings, Inc. (a)	322,718
		2,242,541
Amusement, Gambling, and Recreation Industries - 5.9%
1,918	SeaWorld Entertainment, Inc. (a)	102,920
6,927	The Walt Disney Co. (a)	710,017
2,470	Wynn Resorts Ltd. (a)	282,272
		1,095,209
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 4.5%
6,977	Airbnb, Inc. (a)	834,938
Shares		Fair Value
Management of Companies and Enterprises - 5.0%
29,943	Carnival Corp. ADR (Panama) (a)	$275,775
12,301	Norwegian Cruise Line Holdings Ltd. ADR (a)	164,218
13,647	Trip.com Group Ltd. ADR (China) (a)	484,605
		924,598
Performing Arts, Spectator Sports, and Related Industries - 1.5%
908	Churchill Downs, Inc.	265,617
Real Estate - 6.2%
5,399	Gaming & Leisure Properties, Inc.	280,748
1,137	Marriott Vacations Worldwide Corp.	152,995
7,081	Pebblebrook Hotel Trust	100,763
1,730	Ryman Hospitality Properties, Inc.	155,112
13,708	VICI Properties, Inc.	465,249
		1,154,867
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.4%
21,918	Virgin Galactic Holdings, Inc. (a)(b)	79,781
Support Activities for Transportation - 1.8%
3,575	Expedia, Inc. (a)	335,907
Water Transportation - 1.7%
4,787	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	313,213
	TOTAL COMMON STOCKS (Cost $16,211,507)	$13,878,814
SHORT TERM INVESTMENTS - 37.1%
Money Market Funds - 37.1%
5,141,985	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$5,141,985
3	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	3
1,742,997	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	1,742,997
	TOTAL SHORT TERM INVESTMENTS (Cost $6,884,985)	$6,884,985
	TOTAL INVESTMENTS (Cost $23,096,492) - 112.0% (e)	$20,763,799
	Liabilities in Excess of Other Assets - (12.0)%	(2,226,721)
	TOTAL NET ASSETS - 100.0%	$18,537,078

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
60

Direxion Daily Travel & Vacation Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,969,653.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of BlueStar® Travel and Vacation Index	5.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	45,296	$6,251,131	$(71,718)
Total return of BlueStar® Travel and Vacation Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	123,596	15,959,918	761,834
					$22,211,049	$690,116

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
61

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily AAPL Bear 1X Shares	Direxion Daily AMZN Bear 1X Shares	Direxion Daily GOOGL Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$441,430,036	$29,576,811	$6,443,868	$4,993,679
Receivable for Fund shares sold	38,554,570	—	3,183,520	—
Dividend and interest receivable	1,721,745	98,014	22,422	19,503
Due from broker for swap contracts	—	116,297	—	11,550
Prepaid expenses and other assets	17,363	2,789	2,834	2,746
Total Assets	481,723,714	29,793,911	9,652,644	5,027,478
Liabilities:
Payable for Fund shares redeemed	23,009,251	—	—	—
Unrealized depreciation on swap contracts	13,324,028	2,553,201	369,511	367,719
Due to Adviser, net (Note 6)	117,892	10,763	2,198	1,653
Due to broker for swap contracts	1,031,178	149,405	—	11,729
Accrued expenses and other liabilities	165,910	10,830	8,524	8,308
Total Liabilities	37,648,259	2,724,199	380,233	389,409
Net Assets	$444,075,455	$27,069,712	$9,272,411	$4,638,069
Net Assets Consist of:
Capital stock	$570,648,752	$31,271,245	$9,546,761	$5,263,951
Total distributable loss	(126,573,297)	(4,201,533)	(274,350)	(625,882)
Net Assets	$444,075,455	$27,069,712	$9,272,411	$4,638,069
Calculation of Net Asset Value Per Share:
Net assets	$444,075,455	$27,069,712	$9,272,411	$4,638,069
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	28,949,983	1,175,001	350,001	200,001
Net assets value, redemption price and offering price per share	$15.34	$23.04	$26.49	$23.19
Cost of Investments	$441,430,036	$29,576,811	$6,443,868	$4,993,679

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
62

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily MSFT Bear 1X Shares	Direxion Daily TSLA Bear 1X Shares	Direxion Daily AAPL Bull 1.5X Shares	Direxion Daily AMZN Bull 1.5X Shares
Assets:
Investments, at fair value (Note 2)	$7,542,486	$44,696,469	$18,644,410	$20,907,020
Cash	—	—	409,083	1,061,265
Receivable for Fund shares sold	4,875,263	485	—	—
Dividend and interest receivable	25,434	161,422	56,969	61,249
Due from broker for swap contracts	—	2,202,650	—	—
Unrealized appreciation on swap contracts	—	4,212,482	3,368,887	731,975
Prepaid expenses and other assets	2,685	2,548	2,938	2,463
Total Assets	12,445,868	51,276,056	22,482,287	22,763,972
Liabilities:
Payable for Fund shares redeemed	—	1,616,722	—	—
Unrealized depreciation on swap contracts	813,740	—	—	22,773
Due to Adviser, net (Note 6)	2,707	19,143	11,771	8,527
Due to broker for swap contracts	—	7,591,000	3,096,000	1,866,278
Accrued expenses and other liabilities	8,282	14,674	9,497	10,079
Total Liabilities	824,729	9,241,539	3,117,268	1,907,657
Net Assets	$11,621,139	$42,034,517	$19,365,019	$20,856,315
Net Assets Consist of:
Capital stock	$13,070,500	$51,249,442	$17,258,501	$18,865,540
Total distributable earnings (loss)	(1,449,361)	(9,214,925)	2,106,518	1,990,775
Net Assets	$11,621,139	$42,034,517	$19,365,019	$20,856,315
Calculation of Net Asset Value Per Share:
Net assets	$11,621,139	$42,034,517	$19,365,019	$20,856,315
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	600,001	1,300,001	800,001	1,200,001
Net assets value, redemption price and offering price per share	$19.37	$32.33	$24.21	$17.38
Cost of Investments	$7,542,486	$44,696,469	$18,281,151	$20,559,672

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
63

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily GOOGL Bull 1.5X Shares	Direxion Daily MSFT Bull 1.5X Shares	Direxion Daily TSLA Bull 1.5X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$16,109,383	$18,110,623	$517,085,352	$70,510,979
Cash	506,447	1,281,988	—	326,333
Dividend and interest receivable	51,853	47,158	1,396,237	149,763
Due from broker for swap contracts	—	417	2,296	—
Unrealized appreciation on swap contracts	2,322,173	2,113,209	—	199,778
Prepaid expenses and other assets	2,624	2,524	4,531	20,093
Total Assets	18,992,480	21,555,919	518,488,416	71,206,946
Liabilities:
Payable for Fund shares redeemed	—	—	6,025,704	27,679
Unrealized depreciation on swap contracts	—	—	81,043,914	614,617
Due to Adviser, net (Note 6)	10,404	9,621	177,661	29,771
Due to broker for swap contracts	2,162,404	2,813,000	—	—
Accrued expenses and other liabilities	9,455	8,937	68,326	41,051
Total Liabilities	2,182,263	2,831,558	87,315,605	713,118
Net Assets	$16,810,217	$18,724,361	$431,172,811	$70,493,828
Net Assets Consist of:
Capital stock	$14,938,757	$15,160,614	$507,067,600	$108,395,463
Total distributable earnings (loss)	1,871,460	3,563,747	(75,894,789)	(37,901,635)
Net Assets	$16,810,217	$18,724,361	$431,172,811	$70,493,828
Calculation of Net Asset Value Per Share:
Net assets	$16,810,217	$18,724,361	$431,172,811	$70,493,828
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	725,001	600,001	48,500,001	3,300,000
Net assets value, redemption price and offering price per share	$23.19	$31.21	$8.89	$21.36
Cost of Investments	$15,853,891	$17,646,116	$525,722,481	$70,625,952

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
64

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$323,785,801	$234,479,458	$122,112,139	$59,807,655
Cash	13,983,792	—	—	—
Dividend and interest receivable	720,262	247,268	280,472	129,248
Due from broker for swap contracts	3	—	—	—
Unrealized appreciation on swap contracts	—	8,558,752	3,486,004	836,039
Prepaid expenses and other assets	34,590	4,912	12,294	16,487
Total Assets	338,524,448	243,290,390	125,890,909	60,789,429
Liabilities:
Collateral for securities loaned (Note 2)	—	5,610	—	—
Payable for investments purchased	5,539,800	—	—	—
Unrealized depreciation on swap contracts	41,028,993	—	2,128,224	4,068,671
Due to Adviser, net (Note 6)	126,354	85,778	50,428	21,817
Due to broker for swap contracts	—	6,316,000	2,840,000	620,000
Accrued expenses and other liabilities	133,417	53,591	59,236	54,794
Total Liabilities	46,828,564	6,460,979	5,077,888	4,765,282
Net Assets	$291,695,884	$236,829,411	$120,813,021	$56,024,147
Net Assets Consist of:
Capital stock	$759,359,944	$228,335,230	$600,801,600	$65,735,195
Total distributable earnings (loss)	(467,664,060)	8,494,181	(479,988,579)	(9,711,048)
Net Assets	$291,695,884	$236,829,411	$120,813,021	$56,024,147
Calculation of Net Asset Value Per Share:
Net assets	$291,695,884	$236,829,411	$120,813,021	$56,024,147
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	7,224,087	2,883,236	1,808,631	1,299,686
Net assets value, redemption price and offering price per share	$40.38	$82.14	$66.80	$43.11
Cost of Investments	$329,371,361	$226,720,802	$132,363,793	$62,573,446

*  Securities loaned with values of $–, $5,342, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
65

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$6,065,710	$4,817,323	$417,479,628	$30,042,848
Receivable for Fund shares sold	—	35,663	—	2,982,995
Receivable for investments sold	—	1,034,373	—	—
Due from Adviser, net (Note 6)	—	1,355	—	—
Dividend and interest receivable	4,589	9,984	759,225	122,033
Due from broker for swap contracts	—	—	—	104,691
Foreign tax reclaims	2,878	—	—	—
Unrealized appreciation on swap contracts	25,231	—	8,012,720	368,646
Prepaid expenses and other assets	19,826	1,622	16,890	24,588
Total Assets	6,118,234	5,900,320	426,268,463	33,645,801
Liabilities:
Collateral for securities loaned (Note 2)	43,741	—	—	—
Payable for investments purchased	—	1,038,723	—	—
Unrealized depreciation on swap contracts	14,276	503,539	3,100,805	—
Due to Adviser, net (Note 6)	957	—	178,660	18,833
Due to broker for swap contracts	3	2,244	4,050,000	1,319,000
Accrued expenses and other liabilities	19,491	17,631	219,916	33,840
Total Liabilities	78,468	1,562,137	7,549,381	1,371,673
Net Assets	$6,039,766	$4,338,183	$418,719,082	$32,274,128
Net Assets Consist of:
Capital stock	$22,912,014	$10,200,622	$347,682,846	$230,010,721
Total distributable earnings (loss)	(16,872,248)	(5,862,439)	71,036,236	(197,736,593)
Net Assets	$6,039,766	$4,338,183	$418,719,082	$32,274,128
Calculation of Net Asset Value Per Share:
Net assets	$6,039,766	$4,338,183	$418,719,082	$32,274,128
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	950,001	900,001	6,863,531	1,115,264
Net assets value, redemption price and offering price per share	$6.36	$4.82	$61.01	$28.94
Cost of Investments	$7,740,586	$5,068,318	$359,503,448	$30,042,848

*  Securities loaned with values of $42,865, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
66

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Global Clean Energy Bull 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$4,575,303	$556,053,443	$142,467,905	$308,335,100
Receivable for Fund shares sold	—	670	2,444,251	—
Due from Adviser, net (Note 6)	644	—	—	—
Dividend and interest receivable	4,223	1,147,222	509,275	821,038
Due from broker for swap contracts	—	1,957,980	1,429,138	—
Unrealized appreciation on swap contracts	—	100,735,209	532,041	51,480,231
Prepaid expenses and other assets	11,768	14,537	43,047	9,113
Total Assets	4,591,938	659,909,061	147,425,657	360,645,482
Liabilities:
Collateral for securities loaned (Note 2)	117,000	—	—	—
Payable for Fund shares redeemed	—	4,573,004	497,187	18,692
Unrealized depreciation on swap contracts	355,028	—	8,878,410	—
Due to Adviser, net (Note 6)	—	243,893	52,162	137,782
Due to broker for swap contracts	11,768	109,729,985	1,630,091	55,723,665
Accrued expenses and other liabilities	11,095	221,094	38,471	133,066
Total Liabilities	494,891	114,767,976	11,096,321	56,013,205
Net Assets	$4,097,047	$545,141,085	$136,329,336	$304,632,277
Net Assets Consist of:
Capital stock	$9,167,805	$2,380,119,170	$816,055,315	$1,904,592,018
Total distributable loss	(5,070,758)	(1,834,978,085)	(679,725,979)	(1,599,959,741)
Net Assets	$4,097,047	$545,141,085	$136,329,336	$304,632,277
Calculation of Net Asset Value Per Share:
Net assets	$4,097,047	$545,141,085	$136,329,336	$304,632,277
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	300,001	12,201,908	13,710,171	7,243,351
Net assets value, redemption price and offering price per share	$13.66	$44.68	$9.94	$42.06
Cost of Investments	$5,180,031	$521,837,644	$142,467,905	$301,813,988

*  Securities loaned with values of $113,640, $–, $– and $–, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
67

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily NYSE FANG+ Bull 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$110,841,192	$11,301,769	$19,998,108	$650,611,815
Cash	—	—	770,554	1,111,841
Receivable for Fund shares sold	87	—	—	—
Dividend and interest receivable	390,992	27,613	36,226	1,366,968
Due from broker for swap contracts	890,000	—	—	1
Unrealized appreciation on swap contracts	2,778,810	1,696,730	2,435,052	7,575,836
Prepaid expenses and other assets	23,442	19,037	13,221	24,340
Total Assets	114,924,523	13,045,149	23,253,161	660,690,801
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	1,330,284
Payable for Fund shares redeemed	865,746	—	—	—
Unrealized depreciation on swap contracts	6,452,443	—	—	42,579,075
Due to Adviser, net (Note 6)	38,786	6,556	11,929	260,744
Due to broker for swap contracts	3,120,000	1,670,000	2,330,696	2,126,804
Accrued expenses and other liabilities	31,532	29,317	17,715	354,338
Total Liabilities	10,508,507	1,705,873	2,360,340	46,651,245
Net Assets	$104,416,016	$11,339,276	$20,892,821	$614,039,556
Net Assets Consist of:
Capital stock	$367,995,403	$25,959,409	$40,090,624	$578,553,561
Total distributable earnings (loss)	(263,579,387)	(14,620,133)	(19,197,803)	35,485,995
Net Assets	$104,416,016	$11,339,276	$20,892,821	$614,039,556
Calculation of Net Asset Value Per Share:
Net assets	$104,416,016	$11,339,276	$20,892,821	$614,039,556
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	17,882,449	229,852	1,223,646	5,078,422
Net assets value, redemption price and offering price per share	$5.84	$49.33	$17.07	$120.91
Cost of Investments	$110,841,192	$10,898,614	$19,968,236	$674,797,345

*  Securities loaned with values of $–, $–, $– and $2,432,027, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
68

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$72,472,949	$20,763,799
Dividend and interest receivable	265,721	31,538
Due from broker for swap contracts	2,000,110	74,829
Unrealized appreciation on swap contracts	8,064,575	761,834
Prepaid expenses and other assets	30,115	12,200
Total Assets	82,833,470	21,644,200
Liabilities:
Collateral for securities loaned (Note 2)	—	64,091
Payable for investments purchased	—	2,527,422
Unrealized depreciation on swap contracts	—	71,718
Due to Adviser, net (Note 6)	44,761	10,777
Due to broker for swap contracts	14,360,631	410,000
Accrued expenses and other liabilities	43,941	23,114
Total Liabilities	14,449,333	3,107,122
Net Assets	$68,384,137	$18,537,078
Net Assets Consist of:
Capital stock	$291,930,826	$40,795,895
Total distributable loss	(223,546,689)	(22,258,817)
Net Assets	$68,384,137	$18,537,078
Calculation of Net Asset Value Per Share:
Net assets	$68,384,137	$18,537,078
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,707,895	1,500,001
Net assets value, redemption price and offering price per share	$14.53	$12.36
Cost of Investments	$72,472,949	$23,096,492

*  Securities loaned with values of $– and $59,989, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
69

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily AAPL Bear 1X Shares	Direxion Daily AMZN Bear 1X Shares	Direxion Daily GOOGL Bear 1X Shares
Investment Income:
Dividend income	$—	$—	$—	$—
Interest income	11,384,529	468,523	141,896	108,617
Total investment income	11,384,529	468,523	141,896	108,617
Expenses:
Investment advisory fees (Note 6)	929,979	79,766	24,757	18,859
Licensing fees	132,853	—	—	—
Fund servicing fees	100,151	4,454	1,728	1,434
Interest expense	93,580	14,497	3,029	2,894
Management service fees (Note 6)	65,936	2,638	819	624
Reports to shareholders	37,897	1,497	466	355
Professional fees	26,615	5,815	5,226	5,162
Trustees' fees and expenses	7,190	269	86	65
Insurance fees	6,076	240	75	57
Pricing fees	2,976	2,976	2,975	2,976
Exchange listing fees	2,697	2,480	2,480	2,480
Excise tax	—	372	122	769
Other	4,951	188	57	44
Total Expenses	1,410,901	115,192	41,820	35,719
Recoupment of expenses to Adviser (Note 6)	—	1,425	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(121,632)	(711)	(7,311)	(8,168)
Net Expenses	1,289,269	115,906	34,509	27,551
Net investment income	10,095,260	352,617	107,387	81,066
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Swap contracts	(70,420,391)	(1,450,995)	103,910	(237,482)
Net realized gain (loss)	(70,420,391)	(1,450,995)	103,910	(237,482)
Change in net unrealized appreciation (depreciation) on: Swap contracts	23,537,273	(2,938,128)	(842,954)	(730,511)
Change in net unrealized appreciation (depreciation)	23,537,273	(2,938,128)	(842,954)	(730,511)
Net realized and unrealized loss	(46,883,118)	(4,389,123)	(739,044)	(967,993)
Net decrease in net assets resulting from operations	$(36,787,858)	$(4,036,506)	$(631,657)	$(886,927)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
70

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily MSFT Bear 1X Shares	Direxion Daily TSLA Bear 1X Shares	Direxion Daily AAPL Bull 1.5X Shares	Direxion Daily AMZN Bull 1.5X Shares
Investment Income:
Dividend income	$—	$—	$5,789	$—
Interest income	102,273	954,729	209,668	268,980
Total investment income	102,273	954,729	215,457	268,980
Expenses:
Investment advisory fees (Note 6)	17,635	154,734	43,782	56,139
Professional fees	5,149	6,608	5,423	5,553
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,480	2,480	2,480	2,480
Interest expense	1,828	43,716	9,222	5,804
Fund servicing fees	1,373	8,147	2,655	3,261
Management service fees (Note 6)	583	5,116	1,447	1,856
Reports to shareholders	331	2,885	812	1,040
Trustees' fees and expenses	61	500	143	179
Insurance fees	53	463	130	167
Excise tax	—	1,798	5	14
Other	42	359	105	139
Total Expenses	32,511	229,782	69,180	79,608
Recoupment of expenses to Adviser (Note 6)	—	12,098	—	137
Less: Reimbursement of expenses from Adviser (Note 6)	(8,345)	(369)	(4,496)	(2,811)
Net Expenses	24,166	241,511	64,684	76,934
Net investment income	78,107	713,218	150,773	192,046
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	—	(44,007)	—
In-kind redemptions	—	—	9,222	102,932
Swap contracts	(594,277)	(13,539,244)	(894,445)	852,649
Net realized gain (loss)	(594,277)	(13,539,244)	(929,230)	955,581
Change in net unrealized appreciation (depreciation) on: Investment securities	—	—	436,388	460,590
Swap contracts	(1,069,399)	3,020,473	3,480,555	1,566,467
Change in net unrealized appreciation (depreciation)	(1,069,399)	3,020,473	3,916,943	2,027,057
Net realized and unrealized gain (loss)	(1,663,676)	(10,518,771)	2,987,713	2,982,638
Net increase (decrease) in net assets resulting from operations	$(1,585,569)	$(9,805,553)	$3,138,486	$3,174,684

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
71

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily GOOGL Bull 1.5X Shares	Direxion Daily MSFT Bull 1.5X Shares	Direxion Daily TSLA Bull 1.5X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares
Investment Income:
Dividend income	$—	$6,515	$—	$194,320
Interest income	194,606	132,331	5,142,472	876,624
Total investment income	194,606	138,846	5,142,472	1,070,944
Expenses:
Investment advisory fees (Note 6)	39,603	27,851	1,043,141	244,746
Professional fees	5,378	5,253	15,936	7,581
Interest expense	5,354	3,938	291,968	50,434
Pricing fees	2,976	2,976	2,976	2,977
Exchange listing fees	2,480	2,480	2,480	2,697
Fund servicing fees	2,445	1,863	51,711	12,633
Management service fees (Note 6)	1,309	920	34,478	8,094
Reports to shareholders	733	513	19,210	4,587
Trustees' fees and expenses	126	88	3,254	832
Insurance fees	117	82	3,080	735
Excise tax	7	31	—	7,747
Licensing fees	—	—	—	9,826
Other	94	70	2,464	835
Total Expenses	60,622	46,065	1,470,698	353,724
Recoupment of expenses to Adviser (Note 6)	1	—	19,885	1
Less: Reimbursement of expenses from Adviser (Note 6)	(5,098)	(6,818)	—	(1)
Net Expenses	55,525	39,247	1,490,583	353,724
Net investment income	139,081	99,599	3,651,889	717,220
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(38,785)	(3,533)	(12,128,828)	(517,377)
In-kind redemptions	75,543	36,732	7,967,895	873,228
Swap contracts	(727,326)	980,346	20,250,967	(1,137,026)
Net realized gain (loss)	(690,568)	1,013,545	16,090,034	(781,175)
Change in net unrealized appreciation (depreciation) on: Investment securities	322,076	516,548	(6,691,738)	465,538
Swap contracts	2,861,409	2,413,115	(63,024,380)	16,735,143
Change in net unrealized appreciation (depreciation)	3,183,485	2,929,663	(69,716,118)	17,200,681
Net realized and unrealized gain (loss)	2,492,917	3,943,208	(53,626,084)	16,419,506
Net increase (decrease) in net assets resulting from operations	$2,631,998	$4,042,807	$(49,974,195)	$17,136,726

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
72

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Investment Income:
Dividend income	$—	$604,462	$3,562,233	$—
(net of foreign withholding tax of $—, $195, $— and $—, respectively)	3,885,642	175,063	1,542,653	652,226
Securities lending income	—	55	161	8,594
Total investment income	3,885,642	779,580	5,105,047	660,820
Expenses:
Investment advisory fees (Note 6)	1,244,233	236,868	457,355	194,205
Interest expense	477,767	15,019	151,794	13,702
Fund servicing fees	62,242	17,965	23,259	10,163
Licensing fees	49,770	28,424	39,788	10,358
Management service fees (Note 6)	41,150	11,744	15,128	6,424
Reports to shareholders	23,348	6,559	8,626	3,663
Professional fees	18,301	8,708	9,888	7,052
Trustees' fees and expenses	4,251	1,133	1,597	685
Insurance fees	3,743	1,052	1,383	587
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,697	2,697	2,697	2,697
Excise tax	—	1,333	—	—
Other	3,679	1,065	1,581	697
Total Expenses	1,934,157	335,543	716,072	253,209
Less: Reimbursement of expenses from Adviser (Note 6)	—	(34,949)	—	—
Net Expenses	1,934,157	300,594	716,072	253,209
Net investment income	1,951,485	478,986	4,388,975	407,611
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(17,065,843)	(468,769)	—	(1,781,482)
In-kind redemptions	34,222,624	5,157,722	2,427,892	25,411
Swap contracts	50,071,269	1,441,687	(7,518,684)	399,230
Net realized gain (loss)	67,228,050	6,130,640	(5,090,792)	(1,356,841)
Change in net unrealized appreciation (depreciation) on: Investment securities	15,526,970	3,630,129	(6,540,310)	888,151
Swap contracts	43,594,921	6,050,314	(14,101,859)	(4,546,840)
Change in net unrealized appreciation (depreciation)	59,121,891	9,680,443	(20,642,169)	(3,658,689)
Net realized and unrealized gain (loss)	126,349,941	15,811,083	(25,732,961)	(5,015,530)
Net increase (decrease) in net assets resulting from operations	$128,301,426	$16,290,069	$(21,343,986)	$(4,607,919)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
73

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Investment Income:
Dividend income	$2,923	$1,040	$7,574,689	$—
Interest income	26,674	12,568	2,114,012	900,267
Securities lending income	1,440	13,853	—	—
Total investment income	31,037	27,461	9,688,701	900,267
Expenses:
Investment advisory fees (Note 6)	25,393	11,435	1,760,420	153,133
Licensing fees	11,901	11,901	147,233	12,810
Professional fees	5,232	5,081	23,981	6,620
Pricing fees	2,975	2,976	2,976	2,976
Interest expense	2,810	1,227	852,468	22,529
Exchange listing fees	2,697	2,697	2,697	2,697
Fund servicing fees	1,758	1,062	88,241	8,144
Management service fees (Note 6)	840	378	58,235	5,066
Reports to shareholders	478	214	33,287	2,906
Trustees' fees and expenses	88	39	6,289	560
Insurance fees	77	34	5,337	466
Excise tax	—	—	11,426	—
Other	112	28	5,368	422
Total Expenses	54,361	37,072	2,997,958	218,329
Recoupment of expenses to Adviser (Note 6)	—	—	—	275
Less: Reimbursement of expenses from Adviser (Note 6)	(19,387)	(21,359)	—	(2,107)
Net Expenses	34,974	15,713	2,997,958	216,497
Net investment income (loss)	(3,937)	11,748	6,690,743	683,770
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(1,169,732)	(1,721,191)	(9,629,998)	—
In-kind redemptions	135,423	147,468	39,716,876	—
Swap contracts	(690,001)	(915,090)	82,416,538	(10,274,373)
Net realized gain (loss)	(1,724,310)	(2,488,813)	112,503,416	(10,274,373)
Change in net unrealized appreciation (depreciation) on: Investment securities	933,437	717,385	(59,678,340)	—
Swap contracts	67,163	(466,187)	(120,317,496)	11,198,437
Change in net unrealized appreciation (depreciation)	1,000,600	251,198	(179,995,836)	11,198,437
Net realized and unrealized gain (loss)	(723,710)	(2,237,615)	(67,492,420)	924,064
Net increase (decrease) in net assets resulting from operations	$(727,647)	$(2,225,867)	$(60,801,677)	$1,607,834

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
74

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Global Clean Energy Bull 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares
Investment Income:
Dividend income	$7,295	$3,880,840	$—	$574,354
Interest income	25,161	5,419,244	2,307,118	3,835,931
Securities lending income	200	776	—	—
Total investment income	32,656	9,300,860	2,307,118	4,410,285
Expenses:
Investment advisory fees (Note 6)	18,125	1,855,371	377,671	1,094,060
Licensing fees	12,397	44,518	5,112	1,240
Professional fees	5,155	24,868	9,004	16,700
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,697	2,697	2,697	2,697
Fund servicing fees	1,399	92,608	19,224	54,812
Interest expense	853	554,692	195,855	446,432
Management service fees (Note 6)	599	61,363	12,490	36,184
Reports to shareholders	342	34,841	7,077	20,546
Trustees' fees and expenses	64	6,401	1,293	3,770
Insurance fees	55	5,586	1,135	3,294
Other	61	6,394	1,042	3,846
Total Expenses	44,723	2,692,315	635,576	1,686,557
Less: Reimbursement of expenses from Adviser (Note 6)	(20,912)	—	—	—
Net Expenses	23,811	2,692,315	635,576	1,686,557
Net investment income	8,845	6,608,545	1,671,542	2,723,728
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(137,565)	(17,078,190)	—	(7,608,451)
In-kind redemptions	—	45,744,932	—	25,738,448
Swap contracts	(87,998)	55,315,960	(37,359,186)	34,415,091
Net realized gain (loss)	(225,563)	83,982,702	(37,359,186)	52,545,088
Change in net unrealized appreciation (depreciation) on: Investment securities	15,586	47,102,562	—	13,067,635
Swap contracts	(190,692)	168,199,991	(23,643,055)	84,728,995
Change in net unrealized appreciation (depreciation)	(175,106)	215,302,553	(23,643,055)	97,796,630
Net realized and unrealized gain (loss)	(400,669)	299,285,255	(61,002,241)	150,341,718
Net increase (decrease) in net assets resulting from operations	$(391,824)	$305,893,800	$(59,330,699)	$153,065,446

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
75

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily NYSE FANG+ Bull 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Investment Income:
Dividend income	$—	$9,340	$—	$6,212,834
Interest income	2,097,723	90,304	173,447	6,160,280
Securities lending income	—	4,928	2	42,773
Total investment income	2,097,723	104,572	173,449	12,415,887
Expenses:
Investment advisory fees (Note 6)	343,474	42,221	58,967	2,523,640
Interest expense	117,874	8,269	18,228	1,981,869
Fund servicing fees	17,600	2,592	3,413	126,201
Management service fees (Note 6)	11,362	1,396	1,950	83,480
Professional fees	8,665	5,413	5,588	32,196
Reports to shareholders	6,484	793	1,100	47,665
Pricing fees	2,976	2,778	2,976	2,976
Exchange listing fees	2,697	2,697	2,697	2,697
Licensing fees	1,240	4,959	5,975	269,188
Trustees' fees and expenses	1,211	148	198	8,974
Insurance fees	1,039	127	176	7,642
Other	960	120	246	7,801
Total Expenses	515,582	71,513	101,514	5,094,329
Less: Reimbursement of expenses from Adviser (Note 6)	—	(9,764)	(8,594)	—
Net Expenses	515,582	61,749	92,920	5,094,329
Net investment income	1,582,141	42,823	80,529	7,321,558
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(911,371)	—	(31,822,460)
In-kind redemptions	—	637,222	(12,678)	33,548,469
Swap contracts	(53,539,669)	(780,045)	(654,605)	134,120,443
Net realized gain (loss)	(53,539,669)	(1,054,194)	(667,283)	135,846,452
Change in net unrealized appreciation (depreciation) on: Investment securities	—	540,204	1,674,801	(63,228,747)
Swap contracts	(12,436,023)	1,641,564	4,681,987	(327,531,863)
Change in net unrealized appreciation (depreciation)	(12,436,023)	2,181,768	6,356,788	(390,760,610)
Net realized and unrealized gain (loss)	(65,975,692)	1,127,574	5,689,505	(254,914,158)
Net increase (decrease) in net assets resulting from operations	$(64,393,551)	$1,170,397	$5,770,034	$(247,592,600)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
76

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
Investment Income:
Dividend income	$—	$68,500
Interest income	1,925,055	154,505
Securities lending income	—	186
Total investment income	1,925,055	223,191
Expenses:
Investment advisory fees (Note 6)	331,830	79,666
Interest expense	97,666	27,207
Licensing fees	35,395	6,374
Fund servicing fees	17,068	4,459
Management service fees (Note 6)	10,978	2,635
Professional fees	8,558	5,817
Reports to shareholders	6,297	1,501
Pricing fees	2,976	2,976
Exchange listing fees	2,697	2,697
Trustees' fees and expenses	1,202	281
Insurance fees	1,010	241
Other	990	254
Total Expenses	516,667	134,108
Recoupment of expenses to Adviser (Note 6)	1,544	—
Less: Reimbursement of expenses from Adviser (Note 6)	(228)	(5,991)
Net Expenses	517,983	128,117
Net investment income	1,407,072	95,074
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(328,465)
In-kind redemptions	—	(828,618)
Swap contracts	(7,466,556)	2,517,574
Net realized gain (loss)	(7,466,556)	1,360,491
Change in net unrealized appreciation (depreciation) on: Investment securities	—	2,840,978
Swap contracts	30,830,096	(518,772)
Change in net unrealized appreciation	30,830,096	2,322,206
Net realized and unrealized gain	23,363,540	3,682,697
Net increase in net assets resulting from operations	$24,770,612	$3,777,771

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
77

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 1X Shares		Direxion Daily AAPL Bear 1X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	For the Period August 9, 2022[1] through October 31, 2022
Operations:
Net investment income	$10,095,260	$2,699,129	$352,617	$26,791
Net realized gain (loss)	(70,420,391)	51,953,665	(1,450,995)	(315,323)
Change in net unrealized appreciation (depreciation)	23,537,273	(27,471,031)	(2,938,128)	384,927
Net increase (decrease) in net assets resulting from operations	(36,787,858)	27,181,763	(4,036,506)	96,395
Distributions to shareholders:
Net distributions to shareholders	(7,928,283)	(741,705)	(250,110)	(7,923)
Total distributions	(7,928,283)	(741,705)	(250,110)	(7,923)
Capital share transactions:
Proceeds from shares sold	1,131,245,432	1,154,899,972	29,073,585	14,381,898
Cost of shares redeemed	(1,256,256,246)	(691,207,042)	(10,825,517)	(1,365,767)
Transaction fees (Note 4)	—	143	3,247	410
Net increase (decrease) in net assets resulting from capital transactions	(125,010,814)	463,693,073	18,251,315	13,016,541
Total increase (decrease) in net assets	(169,726,955)	490,133,131	13,964,699	13,105,013
Net assets:
Beginning of year/period	613,802,410	123,669,279	13,105,013	—
End of year/period	$444,075,455	$613,802,410	$27,069,712	$13,105,013
Changes in shares outstanding
Shares outstanding, beginning of year/period	37,199,983	8,449,983	500,001	—
Shares sold	70,450,000	71,350,000	1,075,000	550,001
Shares repurchased	(78,700,000)	(42,600,000)	(400,000)	(50,000)
Shares outstanding, end of year/period	28,949,983	37,199,983	1,175,001	500,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
78

Statements of Changes in Net Assets

	Direxion Daily AMZN Bear 1X Shares		Direxion Daily GOOGL Bear 1X Shares
	Six Months Ended April 30, 2023 (Unaudited)	For the Period September 7, 2022[1] through October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	For the Period September 7, 2022[1] through October 31, 2022
Operations:
Net investment income	$107,387	$7,957	$81,066	$7,898
Net realized gain (loss)	103,910	132,589	(237,482)	(49,876)
Change in net unrealized appreciation (depreciation)	(842,954)	473,443	(730,511)	362,792
Net increase (decrease) in net assets resulting from operations	(631,657)	613,989	(886,927)	320,814
Distributions to shareholders:
Net distributions to shareholders	(255,840)	(1,055)	(58,980)	(1,002)
Total distributions	(255,840)	(1,055)	(58,980)	(1,002)
Capital share transactions:
Proceeds from shares sold	11,071,461	3,119,793	3,942,584	3,829,950
Cost of shares redeemed	(4,645,674)	—	(2,509,123)	—
Transaction fees (Note 4)	1,394	—	753	—
Net increase in net assets resulting from capital transactions	6,427,181	3,119,793	1,434,214	3,829,950
Total increase in net assets	5,539,684	3,732,727	488,307	4,149,762
Net assets:
Beginning of year/period	3,732,727	—	4,149,762	—
End of year/period	$9,272,411	$3,732,727	$4,638,069	$4,149,762
Changes in shares outstanding
Shares outstanding, beginning of year/period	125,001	—	150,001	—
Shares sold	375,000	125,001	150,000	150,001
Shares repurchased	(150,000)	—	(100,000)	—
Shares outstanding, end of year/period	350,001	125,001	200,001	150,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
79

Statements of Changes in Net Assets

	Direxion Daily MSFT Bear 1X Shares		Direxion Daily TSLA Bear 1X Shares
	Six Months Ended April 30, 2023 (Unaudited)	For the Period September 7, 2022[1] through October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	For the Period August 9, 2022[1] through October 31, 2022
Operations:
Net investment income	$78,107	$8,660	$713,218	$25,940
Net realized gain (loss)	(594,277)	(74,486)	(13,539,244)	1,099,836
Change in net unrealized appreciation (depreciation)	(1,069,399)	255,659	3,020,473	1,192,009
Net increase (decrease) in net assets resulting from operations	(1,585,569)	189,833	(9,805,553)	2,317,785
Distributions to shareholders:
Net distributions to shareholders	(52,827)	(1,011)	(1,418,378)	(6,449)
Total distributions	(52,827)	(1,011)	(1,418,378)	(6,449)
Capital share transactions:
Proceeds from shares sold	11,524,975	3,817,356	157,844,092	15,844,577
Cost of shares redeemed	(2,272,300)	—	(116,692,112)	(6,086,279)
Transaction fees (Note 4)	682	—	35,008	1,826
Net increase in net assets resulting from capital transactions	9,253,357	3,817,356	41,186,988	9,760,124
Total increase in net assets	7,614,961	4,006,178	29,963,057	12,071,460
Net assets:
Beginning of year/period	4,006,178	—	12,071,460	—
End of year/period	$11,621,139	$4,006,178	$42,034,517	$12,071,460
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	—	400,001	—
Shares sold	550,000	150,001	4,375,000	600,001
Shares repurchased	(100,000)	—	(3,475,000)	(200,000)
Shares outstanding, end of year/period	600,001	150,001	1,300,001	400,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
80

Statements of Changes in Net Assets

	Direxion Daily AAPL Bull 1.5X Shares		Direxion Daily AMZN Bull 1.5X Shares
	Six Months Ended April 30, 2023 (Unaudited)	For the Period August 9, 2022[1] through October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	For the Period September 7, 2022[1] through October 31, 2022
Operations:
Net investment income	$150,773	$15,983	$192,046	$6,758
Net realized gain (loss)	(929,230)	(754,618)	955,581	(89,769)
Change in net unrealized appreciation (depreciation)	3,916,943	(184,797)	2,027,057	(970,507)
Net increase (decrease) in net assets resulting from operations	3,138,486	(923,432)	3,174,684	(1,053,518)
Distributions to shareholders:
Net distributions to shareholders	(100,816)	(3,904)	(129,878)	(726)
Total distributions	(100,816)	(3,904)	(129,878)	(726)
Capital share transactions:
Proceeds from shares sold	11,811,217	10,607,502	20,015,473	7,316,587
Cost of shares redeemed	(2,592,388)	(2,572,989)	(8,468,451)	—
Transaction fees (Note 4)	678	665	2,144	—
Net increase in net assets resulting from capital transactions	9,219,507	8,035,178	11,549,166	7,316,587
Total increase in net assets	12,257,177	7,107,842	14,593,972	6,262,343
Net assets:
Beginning of year/period	7,107,842	—	6,262,343	—
End of year/period	$19,365,019	$7,107,842	$20,856,315	$6,262,343
Changes in shares outstanding
Shares outstanding, beginning of year/period	325,001	—	350,001	—
Shares sold	600,000	450,001	1,375,000	350,001
Shares repurchased	(125,000)	(125,000)	(525,000)	—
Shares outstanding, end of year/period	800,001	325,001	1,200,001	350,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
81

Statements of Changes in Net Assets

	Direxion Daily GOOGL Bull 1.5X Shares		Direxion Daily MSFT Bull 1.5X Shares
	Six Months Ended April 30, 2023 (Unaudited)	For the Period September 7, 2022[1] through October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	For the Period September 7, 2022[1] through October 31, 2022
Operations:
Net investment income	$139,081	$6,978	$99,599	$5,907
Net realized gain (loss)	(690,568)	(74,204)	1,013,545	(74,937)
Change in net unrealized appreciation (depreciation)	3,183,485	(605,820)	2,929,663	(351,947)
Net increase (decrease) in net assets resulting from operations	2,631,998	(673,046)	4,042,807	(420,977)
Distributions to shareholders:
Net distributions to shareholders	(86,946)	(759)	(57,522)	(774)
Total distributions	(86,946)	(759)	(57,522)	(774)
Capital share transactions:
Proceeds from shares sold	13,525,166	5,267,270	13,971,956	3,652,329
Cost of shares redeemed	(3,854,296)	—	(2,464,009)	—
Transaction fees (Note 4)	830	—	551	—
Net increase in net assets resulting from capital transactions	9,671,700	5,267,270	11,508,498	3,652,329
Total increase in net assets	12,216,752	4,593,465	15,493,783	3,230,578
Net assets:
Beginning of year/period	4,593,465	—	3,230,578	—
End of year/period	$16,810,217	$4,593,465	$18,724,361	$3,230,578
Changes in shares outstanding
Shares outstanding, beginning of year/period	225,001	—	150,001	—
Shares sold	675,000	225,001	550,000	150,001
Shares repurchased	(175,000)	—	(100,000)	—
Shares outstanding, end of year/period	725,001	225,001	600,001	150,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
82

Statements of Changes in Net Assets

	Direxion Daily TSLA Bull 1.5X Shares		Direxion Daily CSI 300 China A Share Bull 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	For the Period August 9, 2022[1] through October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$3,651,889	$181,124	$717,220	$351,792
Net realized gain (loss)	16,090,034	(3,243,389)	(781,175)	(37,806,811)
Change in net unrealized appreciation (depreciation)	(69,716,118)	(19,964,925)	17,200,681	(22,294,625)
Net increase (decrease) in net assets resulting from operations	(49,974,195)	(23,027,190)	17,136,726	(59,749,644)
Distributions to shareholders:
Net distributions to shareholders	(2,744,376)	(30,807)	(598,492)	(2,058,066)
Total distributions	(2,744,376)	(30,807)	(598,492)	(2,058,066)
Capital share transactions:
Proceeds from shares sold	579,794,467	134,559,639	23,269,000	15,465,039
Cost of shares redeemed	(196,278,501)	(11,218,388)	(8,434,437)	(32,460,891)
Transaction fees (Note 4)	89,861	2,301	1,802	3,948
Net increase (decrease) in net assets resulting from capital transactions	383,605,827	123,343,552	14,836,365	(16,991,904)
Total increase (decrease) in net assets	330,887,256	100,285,555	31,374,599	(78,799,614)
Net assets:
Beginning of year/period	100,285,555	—	39,119,229	117,918,843
End of year/period	$431,172,811	$100,285,555	$70,493,828	$39,119,229
Changes in shares outstanding
Shares outstanding, beginning of year/period	6,025,001	—	2,600,000	3,000,000
Shares sold	62,125,000	6,550,001	1,100,000	650,000
Shares repurchased	(19,650,000)	(525,000)	(400,000)	(1,050,000)
Shares outstanding, end of year/period	48,500,001	6,025,001	3,300,000	2,600,000

1  Commencement of Operations.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
83

Statements of Changes in Net Assets

	Direxion Daily CSI China Internet Index Bull 2X Shares		Direxion Daily S&P 500® Bull 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$1,951,485	$(1,363,764)	$478,986	$422,645
Net realized gain (loss)	67,228,050	(491,823,998)	6,130,640	(12,660,489)
Capital gain distributions from regulated investment companies	—	12,059,110	—	—
Change in net unrealized appreciation (depreciation)	59,121,891	(68,911,801)	9,680,443	(8,762,638)
Net increase (decrease) in net assets resulting from operations	128,301,426	(550,040,453)	16,290,069	(21,000,482)
Distributions to shareholders:
Net distributions to shareholders	(444,614)	—	(395,304)	(1,711,768)
Total distributions	(444,614)	—	(395,304)	(1,711,768)
Capital share transactions:
Proceeds from shares sold	142,138,783	654,966,818	219,923,828	19,723,377
Cost of shares redeemed	(140,301,397)	(257,428,128)	(49,139,750)	(6,521,292)
Transaction fees (Note 4)	28,060	42,053	11,378	1,640
Net increase in net assets resulting from capital transactions	1,865,446	397,580,743	170,795,456	13,203,725
Total increase (decrease) in net assets	129,722,258	(152,459,710)	186,690,221	(9,508,525)
Net assets:
Beginning of year/period	161,973,626	314,433,336	50,139,190	59,647,715
End of year/period	$291,695,884	$161,973,626	$236,829,411	$50,139,190
Changes in shares outstanding
Shares outstanding, beginning of year/period	7,274,087	1,620,000	683,236	533,236
Shares sold	2,850,000	9,980,000	2,850,000	250,000
Shares repurchased	(2,900,000)	(4,325,913)	(650,000)	(100,000)
Shares outstanding, end of year/period	7,224,087	7,274,087	2,883,236	683,236

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
84

Statements of Changes in Net Assets

	Direxion Daily MSCI Brazil Bull 2X Shares		Direxion Daily MSCI India Bull 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$4,388,975	$11,720,064	$407,611	$2,013,129
Net realized gain (loss)	(5,090,792)	5,491,430	(1,356,841)	5,113,869
Change in net unrealized appreciation (depreciation)	(20,642,169)	71,184,704	(3,658,689)	(25,073,960)
Net increase (decrease) in net assets resulting from operations	(21,343,986)	88,396,198	(4,607,919)	(17,946,962)
Distributions to shareholders:
Net distributions to shareholders	(4,133,541)	(11,641,388)	(281,194)	(2,174,613)
Total distributions	(4,133,541)	(11,641,388)	(281,194)	(2,174,613)
Capital share transactions:
Proceeds from shares sold	85,593,188	123,236,413	10,940,741	8,635,613
Cost of shares redeemed	(78,272,035)	(246,578,721)	(2,388,789)	(29,004,628)
Transaction fees (Note 4)	15,655	49,316	478	5,801
Net increase (decrease) in net assets resulting from capital transactions	7,336,808	(123,292,992)	8,552,430	(20,363,214)
Total increase (decrease) in net assets	(18,140,719)	(46,538,182)	3,663,317	(40,484,789)
Net assets:
Beginning of year/period	138,953,740	185,491,922	52,360,830	92,845,619
End of year/period	$120,813,021	$138,953,740	$56,024,147	$52,360,830
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,608,631	2,758,631	1,099,686	1,499,686
Shares sold	1,300,000	1,650,000	250,000	150,000
Shares repurchased	(1,100,000)	(2,800,000)	(50,000)	(550,000)
Shares outstanding, end of year/period	1,808,631	1,608,631	1,299,686	1,099,686

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
85

Statements of Changes in Net Assets

	Direxion Daily Cloud Computing Bull 2X Shares		Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares[2]
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	For the Period August 11, 2022[1] through October 31, 2022
Operations:
Net investment income (loss)	$(3,937)	$(65,290)	$11,748	$(1,023)
Net realized loss	(1,724,310)	(13,676,597)	(2,488,813)	(2,827,026)
Change in net unrealized appreciation (depreciation)	1,000,600	(7,337,162)	251,198	(1,005,732)
Net (decrease) in net assets resulting from operations	(727,647)	(21,079,049)	(2,225,867)	(3,833,781)
Distributions to shareholders:
Net distributions to shareholders	—	(916,786)	(10,640)	—
Total distributions	—	(916,786)	(10,640)	—
Capital share transactions:
Proceeds from shares sold	1,269,162	9,649,094	5,047,482	7,493,147
Cost of shares redeemed	(2,261,449)	(7,197,093)	(1,332,483)	(804,121)
Transaction fees (Note 4)	573	1,822	4,285	161
Net increase (decrease) in net assets resulting from capital transactions	(991,714)	2,453,823	3,719,284	6,689,187
Total increase (decrease) in net assets	(1,719,361)	(19,542,012)	1,482,777	2,855,406
Net assets:
Beginning of year/period	7,759,127	27,301,139	2,855,406	—
End of year/period	$6,039,766	$7,759,127	$4,338,183	$2,855,406
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,100,001	850,001	300,001	—
Shares sold	200,000	725,000	750,000	350,001
Shares repurchased	(350,000)	(475,000)	(150,000)	(50,000)
Shares outstanding, end of year/period	950,001	1,100,001	900,001	300,001

1  Commencement of Operations.

2  Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
86

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 2X Shares		Direxion Daily Energy Bear 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$6,690,743	$15,518,837	$683,770	$89,568
Net realized gain (loss)	112,503,416	447,620,168	(10,274,373)	(36,887,314)
Change in net unrealized appreciation (depreciation)	(179,995,836)	42,283,430	11,198,437	(2,135,712)
Net increase (decrease) in net assets resulting from operations	(60,801,677)	505,422,435	1,607,834	(38,933,458)
Distributions to shareholders:
Net distributions to shareholders	(6,034,102)	(15,441,018)	(556,398)	—
Total distributions	(6,034,102)	(15,441,018)	(556,398)	—
Capital share transactions:
Proceeds from shares sold	177,552,532	751,431,269	68,455,530	174,088,336
Cost of shares redeemed	(250,088,921)	(1,283,479,408)	(76,768,461)	(134,787,990)
Transaction fees (Note 4)	63,107	339,804	23,031	40,431
Net increase (decrease) in net assets resulting from capital transactions	(72,473,282)	(531,708,335)	(8,289,900)	39,340,777
Total increase (decrease) in net assets	(139,309,061)	(41,726,918)	(7,238,464)	407,319
Net assets:
Beginning of year/period	558,028,143	599,755,061	39,512,592	39,105,273
End of year/period	$418,719,082	$558,028,143	$32,274,128	$39,512,592
Changes in shares outstanding
Shares outstanding, beginning of year/period	7,863,531	18,963,531	1,365,264	355,706
Shares sold	2,850,000	15,400,000	2,300,000	3,705,000
Shares repurchased	(3,850,000)	(26,500,000)	(2,550,000)	(2,695,442)
Shares outstanding, end of year/period	6,863,531	7,863,531	1,115,264	1,365,264

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
87

Statements of Changes in Net Assets

	Direxion Daily Global Clean Energy Bull 2X Shares		Direxion Daily Gold Miners Index Bull 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$8,845	$17,429	$6,608,545	$3,268,537
Net realized gain (loss)	(225,563)	(4,638,471)	83,982,702	(286,711,631)
Change in net unrealized appreciation (depreciation)	(175,106)	(2,341,235)	215,302,553	59,878,147
Net increase (decrease) in net assets resulting from operations	(391,824)	(6,962,277)	305,893,800	(223,564,947)
Distributions to shareholders:
Net distributions to shareholders	(1,998)	(23,227)	(4,098,467)	—
Return of capital	—	(4,294)	—	—
Total distributions	(1,998)	(27,521)	(4,098,467)	—
Capital share transactions:
Proceeds from shares sold	827,548	10,289,918	196,841,332	460,894,417
Cost of shares redeemed	(761,344)	(6,406,383)	(329,478,663)	(612,430,469)
Transaction fees (Note 4)	228	1,584	74,940	145,063
Net increase (decrease) in net assets resulting from capital transactions	66,432	3,885,119	(132,562,391)	(151,390,989)
Total increase (decrease) in net assets	(327,390)	(3,104,679)	169,232,942	(374,955,936)
Net assets:
Beginning of year/period	4,424,437	7,529,116	375,908,143	750,864,079
End of year/period	$4,097,047	$4,424,437	$545,141,085	$375,908,143
Changes in shares outstanding
Shares outstanding, beginning of year/period	300,001	250,001	15,051,908	15,301,908
Shares sold	50,000	400,000	5,700,000	12,650,000
Shares repurchased	(50,000)	(350,000)	(8,550,000)	(12,900,000)
Shares outstanding, end of year/period	300,001	300,001	12,201,908	15,051,908

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
88

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 2X Shares		Direxion Daily Junior Gold Miners Index Bull 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$1,671,542	$(113,247)	$2,723,728	$2,023,874
Net realized gain (loss)	(37,359,186)	23,187,657	52,545,088	(260,332,073)
Change in net unrealized appreciation (depreciation)	(23,643,055)	6,708,766	97,796,630	28,870,355
Net increase (decrease) in net assets resulting from operations	(59,330,699)	29,783,176	153,065,446	(229,437,844)
Distributions to shareholders:
Net distributions to shareholders	(1,179,923)	—	(1,462,743)	—
Total distributions	(1,179,923)	—	(1,462,743)	—
Capital share transactions:
Proceeds from shares sold	331,863,748	330,933,462	134,481,757	361,559,015
Cost of shares redeemed	(221,839,595)	(338,144,875)	(208,182,509)	(421,336,708)
Transaction fees (Note 4)	66,552	101,443	44,804	91,182
Net increase (decrease) in net assets resulting from capital transactions	110,090,705	(7,109,970)	(73,655,948)	(59,686,511)
Total increase (decrease) in net assets	49,580,083	22,673,206	77,946,755	(289,124,355)
Net assets:
Beginning of year/period	86,749,253	64,076,047	226,685,522	515,809,877
End of year/period	$136,329,336	$86,749,253	$304,632,277	$226,685,522
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,660,171	3,110,171	8,743,351	7,693,351
Shares sold	25,550,000	18,450,000	3,900,000	8,800,000
Shares repurchased	(15,500,000)	(17,900,000)	(5,400,000)	(7,750,000)
Shares outstanding, end of year/period	13,710,171	3,660,171	7,243,351	8,743,351

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
89

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bear 2X Shares		Direxion Daily NYSE FANG+ Bull 2X Shares[1]
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$1,582,141	$(41,173)	$42,823	$(44,987)
Net realized gain (loss)	(53,539,669)	42,186,314	(1,054,194)	(15,745,051)
Change in net unrealized appreciation (depreciation)	(12,436,023)	10,279,173	2,181,768	(730,276)
Net increase (decrease) in net assets resulting from operations	(64,393,551)	52,424,314	1,170,397	(16,520,314)
Distributions to shareholders:
Net distributions to shareholders	(1,197,081)	—	(21,162)	(408,960)
Return of capital	—	—	—	(4,293)
Total distributions	(1,197,081)	—	(21,162)	(413,253)
Capital share transactions:
Proceeds from shares sold	197,252,372	319,290,732	2,099,998	30,327,495
Cost of shares redeemed	(140,908,969)	(333,869,034)	(4,550,991)	(8,168,154)
Transaction fees (Note 4)	42,272	100,161	924	1,778
Net increase (decrease) in net assets resulting from capital transactions	56,385,675	(14,478,141)	(2,450,069)	22,161,119
Total increase (decrease) in net assets	(9,204,957)	37,946,173	(1,300,834)	5,227,552
Net assets:
Beginning of year/period	113,620,973	75,674,800	12,640,110	7,412,558
End of year/period	$104,416,016	$113,620,973	$11,339,276	$12,640,110
Changes in shares outstanding
Shares outstanding, beginning of year/period	8,432,449	6,882,449	290,000	25,000
Shares sold	27,350,000	29,150,000	55,000	375,000
Shares repurchased	(17,900,000)	(27,600,000)	(115,148)	(110,000)
Shares outstanding, end of year/period	17,882,449	8,432,449	229,852	290,000

1  Effective February 13, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
90

Statements of Changes in Net Assets

	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares		Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$80,529	$(121,520)	$7,321,558	$4,696,504
Net realized gain (loss)	(667,283)	(17,234,969)	135,846,452	674,709,212
Change in net unrealized appreciation (depreciation)	6,356,788	(17,469,833)	(390,760,610)	(171,000,449)
Net increase (decrease) in net assets resulting from operations	5,770,034	(34,826,322)	(247,592,600)	508,405,267
Distributions to shareholders:
Net distributions to shareholders	(7,978)	(905,597)	(6,002,733)	(3,198,438)
Total distributions	(7,978)	(905,597)	(6,002,733)	(3,198,438)
Capital share transactions:
Proceeds from shares sold	4,691,282	771,899	364,064,158	788,277,104
Cost of shares redeemed	(603,599)	—	(297,112,420)	(1,384,481,531)
Transaction fees (Note 4)	121	—	65,394	325,293
Net increase (decrease) in net assets resulting from capital transactions	4,087,804	771,899	67,017,132	(595,879,134)
Total increase (decrease) in net assets	9,849,860	(34,960,020)	(186,578,201)	(90,672,305)
Net assets:
Beginning of year/period	11,042,961	46,002,981	800,617,757	891,290,062
End of year/period	$20,892,821	$11,042,961	$614,039,556	$800,617,757
Changes in shares outstanding
Shares outstanding, beginning of year/period	973,646	923,646	4,328,422	8,078,422
Shares sold	300,000	50,000	2,750,000	6,250,000
Shares repurchased	(50,000)	—	(2,000,000)	(10,000,000)
Shares outstanding, end of year/period	1,223,646	973,646	5,078,422	4,328,422

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
91

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares		Direxion Daily Travel & Vacation Bull 2X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$1,407,072	$90,609	$95,074	$(71,662)
Net realized gain (loss)	(7,466,556)	(111,719,648)	1,360,491	(22,069,084)
Change in net unrealized appreciation (depreciation)	30,830,096	15,933,549	2,322,206	(3,473,918)
Net increase (decrease) in net assets resulting from operations	24,770,612	(95,695,490)	3,777,771	(25,614,664)
Distributions to shareholders:
Net distributions to shareholders	(1,163,562)	—	—	—
Total distributions	(1,163,562)	—	—	—
Capital share transactions:
Proceeds from shares sold	134,094,589	596,239,590	1,041,266	80,233,471
Cost of shares redeemed	(192,122,082)	(491,434,316)	(10,108,195)	(43,250,498)
Transaction fees (Note 4)	57,636	147,419	2,076	9,056
Net increase (decrease) in net assets resulting from capital transactions	(57,969,857)	104,952,693	(9,064,853)	36,992,029
Total increase (decrease) in net assets	(34,362,807)	9,257,203	(5,287,082)	11,377,365
Net assets:
Beginning of year/period	102,746,944	93,489,741	23,824,160	12,446,795
End of year/period	$68,384,137	$102,746,944	$18,537,078	$23,824,160
Changes in shares outstanding
Shares outstanding, beginning of year/period	8,257,895	1,924,620	2,300,001	600,001
Shares sold	10,100,000	26,980,000	100,000	4,800,000
Shares repurchased	(13,650,000)	(20,646,725)	(900,000)	(3,100,000)
Shares outstanding, end of year/period	4,707,895	8,257,895	1,500,001	2,300,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
92

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily S&P 500® Bear 1X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$16.50	$0.30	$0.30	$(1.23)	$(0.93)	$(0.23)	$—	$—	$(0.23)	$15.34	-5.73%	$444,075	0.49%	0.54%	3.79%	0.45%	0.50%	3.83%	0%
For the Year Ended October 31, 2022	14.64	0.13	0.14	1.76	1.89	(0.03)	—	—	(0.03)	16.50	12.88%	613,802	0.49%	0.55%	0.84%	0.45%	0.51%	0.88%	0%
For the Year Ended October 31, 2021	21.28	(0.07)	(0.07)	(6.57)	(6.64)	—	—	—	—	14.64	-31.20%	123,669	0.45%	0.51%	(0.42)%	0.45%	0.51%	(0.42)%	0%
For the Year Ended October 31, 2020	26.03	(0.06)	(0.05)	(4.60)	(4.66)	(0.05)	—	(0.04)	(0.09)	21.28	-17.95%	175,571	0.45%	0.56%	(0.24)%	0.45%	0.56%	(0.24)%	0%
For the Year Ended October 31, 2019	29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	26.03	-10.90%	19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
For the Year Ended October 31, 2018	31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	—	—	(0.34)	29.73	-5.74%	13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
Direxion Daily AAPL Bear 1X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	26.21	0.43	0.45	(3.28)	(2.85)	(0.31)	(0.01)	—	(0.32)	23.04	-11.04%	27,070	1.09%	1.08%	3.32%	0.95%	0.94%	3.46%	0%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.09	0.09	1.15	1.24	(0.03)	—	—	(0.03)	26.21	4.95%	13,105	0.98%	2.06%	1.51%	0.95%	2.03%	1.54%	0%
Direxion Daily AMZN Bear 1X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	29.86	0.48	0.49	(2.78)	(2.30)	(0.38)	(0.69)	—	(1.07)	26.49	-8.22%	9,272	1.05%	1.27%	3.25%	0.95%	1.17%	3.35%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.07	0.07	4.80	4.87	(0.01)	—	—	(0.01)	29.86	19.48%	3,733	0.96%	4.96%	1.68%	0.95%	4.95%	1.69%	0%
Direxion Daily GOOGL Bear 1X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	27.66	0.42	0.44	(4.62)	(4.20)	(0.27)	—	—	(0.27)	23.19	-15.22%	4,638	1.10%	1.42%	3.22%	0.95%	1.27%	3.37%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.06	0.06	2.61	2.67	(0.01)	—	—	(0.01)	27.66	10.68%	4,150	0.95%	4.89%	1.63%	0.95%	4.89%	1.63%	0%
Direxion Daily MSFT Bear 1X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	26.71	0.37	0.38	(7.43)	(7.06)	(0.27)	(0.01)	—	(0.28)	19.37	-26.60%	11,621	1.03%	1.38%	3.32%	0.95%	1.30%	3.40%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.06	0.06	1.66	1.72	(0.01)	—	—	(0.01)	26.71	6.88%	4,006	0.95%	4.61%	1.67%	0.95%	4.61%	1.67%	0%
Direxion Daily TSLA Bear 1X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	30.18	0.55	0.59	3.53	4.08	(0.31)	(1.62)	—	(1.93)	32.33	13.07%	42,035	1.17%	1.11%	3.46%	0.95%	0.89%	3.68%	0%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.10	0.10	5.10	5.20	(0.02)	—	—	(0.02)	30.18	20.84%	12,071	0.96%	2.15%	1.52%	0.95%	2.14%	1.53%	0%
Direxion Daily AAPL Bull 1.5X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	21.87	0.26	0.28	2.28	2.54	(0.20)	—	—	(0.20)	24.21	11.87%	19,365	1.11%	1.19%	2.58%	0.95%	1.03%	2.74%	7%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.06	0.06	(3.18)	(3.12)	(0.01)	—	—	(0.01)	21.87	-12.48%	7,108	0.95%	2.40%	1.20%	0.95%	2.40%	1.20%	9%
Direxion Daily AMZN Bull 1.5X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	17.89	0.20	0.21	(0.58)	(0.38)	(0.13)	—	—	(0.13)	17.38	-1.98%	20,856	1.03%	1.07%	2.56%	0.95%	0.99%	2.64%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(7.15)	(7.10)	(0.01)	—	—	(0.01)	17.89	-28.42%	6,262	0.95%	5.02%	1.43%	0.95%	5.02%	1.43%	0%
Direxion Daily GOOGL Bull 1.5X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	20.42	0.27	0.28	2.67	2.94	(0.17)	—	—	(0.17)	23.19	14.53%	16,810	1.05%	1.15%	2.64%	0.95%	1.05%	2.74%	17%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(4.62)	(4.57)	(0.01)	—	—	(0.01)	20.42	-18.30%	4,593	0.95%	5.02%	1.48%	0.95%	5.02%	1.48%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
93

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily MSFT Bull 1.5X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$21.54	$0.33	$0.35	$9.55	$9.88	$(0.21)	$—	$—	$(0.21)	$31.21	46.14%	$18,724	1.06%	1.24%	2.68%	0.95%	1.13%	2.79%	7%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(3.50)	(3.45)	(0.01)	—	—	(0.01)	21.54	-13.82%	3,231	0.95%	5.19%	1.31%	0.95%	5.19%	1.31%	0%
Direxion Daily TSLA Bull 1.5X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	16.64	0.13	0.14	(7.75)	(7.62)	(0.09)	(0.04)	—	(0.13)	8.89	-45.86%	431,173	1.07%	1.06%	2.63%	0.86%	0.85%	2.84%	44%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.07	0.07	(8.42)	(8.35)	(0.01)	—	—	(0.01)	16.64	-33.40%	100,286	0.98%	1.15%	1.55%	0.95%	1.12%	1.58%	33%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	15.05	0.24	0.25	6.26	6.50	(0.19)	—	—	(0.19)	21.36	43.26%	70,494	1.09%	1.09%	2.20%	0.91%	0.91%	2.38%	21%
For the Year Ended October 31, 2022	39.31	0.13	0.14	(23.61)	(23.48)	(0.09)	(0.69)	—	(0.78)	15.05	-60.95%	39,119	0.92%	0.92%	0.46%	0.90%	0.90%	0.48%	83%
For the Year Ended October 31, 2021	32.67	(0.17)	(0.17)	6.81	6.64	—	—	—	—	39.31	20.32%	117,919	0.90%	0.89%	(0.42)%	0.89%	0.88%	(0.41)%	123%
For the Year Ended October 31, 2020	21.50	0.05	0.06	11.21	11.26	(0.08)	—	(0.01)	(0.09)	32.67	52.60%	96,388	1.01%	1.00%	0.19%	0.95%	0.94%	0.25%	0%
For the Year Ended October 31, 2019	15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	21.50	35.87%	127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
For the Year Ended October 31, 2018	28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	—	—	(0.06)	15.95	-44.05%	76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	22.27	0.29	0.36	17.88	18.17	(0.06)	—	—	(0.06)	40.38	81.57%	291,696	1.17%	1.17%	1.17%	0.88%	0.88%	1.46%	120%
For the Year Ended October 31, 2022	194.10	(0.30)	(0.27)	(171.53)	(171.83)	—	—	—	—	22.27	-88.53%	161,974	0.93%	0.93%	(0.42)%	0.89%	0.89%	(0.38)%	142%
For the Year Ended October 31, 2021	539.10	(2.20)	(2.20)	(342.80)	(345.00)	—	—	—	—	194.10	-64.00%	314,433	0.89%	0.88%	(0.70)%	0.89%	0.88%	(0.70)%	23%
For the Year Ended October 31, 2020	241.90	(0.30)	(0.10)	298.50	298.20	(0.60)	—	(0.40)	(1.00)	539.10	123.61%	56,608	1.00%	1.01%	(0.09)%	0.95%	0.96%	(0.04)%	40%
For the Year Ended October 31, 2019	227.00	1.80	2.00	15.00	16.80	(1.90)	—	—	(1.90)	241.90	7.53%	53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
For the Year Ended October 31, 2018	490.70	2.20	2.80	(248.70)	(246.50)	(2.00)	(15.20)	—	(17.20)	227.00	-52.04%	49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
Direxion Daily S&P 500® Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	73.38	0.38	0.40	9.00	9.38	(0.62)	—	—	(0.62)	82.14	12.93%	236,829	0.63%	0.70%	1.02%	0.60%	0.67%	1.05%	85%
For the Year Ended October 31, 2022	111.86	0.75	0.76	(36.02)	(35.27)	(0.94)	(2.27)	—	(3.21)	73.38	-32.51%	50,139	0.61%	0.71%	0.82%	0.60%	0.70%	0.83%	72%
For the Year Ended October 31, 2021	61.16	0.77	0.77	55.98	56.75	(0.69)	(5.36)	—	(6.05)	111.86	98.25%	59,648	0.60%	0.72%	0.85%	0.60%	0.72%	0.85%	42%
For the Year Ended October 31, 2020	59.28	0.69	0.70	2.15	2.84	(0.75)	(0.21)	—	(0.96)	61.16	4.75%	17,324	0.63%	0.88%	1.20%	0.60%	0.85%	1.23%	105%
For the Year Ended October 31, 2019	48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	59.28	23.64%	10,861	0.51%	0.97%	1.85%	0.47%[9]	0.93%	1.89%	75%
For the Year Ended October 31, 2018	46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	—	(2.24)	48.89	10.13%	6,514	0.18%	1.24%	1.71%	0.00%[9]	1.06%	1.89%	59%
Direxion Daily MSCI Brazil Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	86.38	2.47	2.56	(19.77)	(17.30)	(2.28)	—	—	(2.28)	66.80	-20.06%	120,813	1.18%	1.18%	7.20%	0.93%	0.93%	7.45%	0%
For the Year Ended October 31, 2022	67.24	5.75	5.80	18.05	23.80	(4.66)	—	—	(4.66)	86.38	37.79%	138,954	0.98%	0.98%	7.16%	0.92%	0.92%	7.22%	54%
For the Year Ended October 31, 2021	61.66	0.56	0.56	5.94	6.50	(0.64)	—	(0.28)	(0.92)	67.24	9.83%	185,492	0.91%	0.91%	0.55%	0.91%	0.91%	0.55%	25%
For the Year Ended October 31, 2020	1116.50	1.54	1.69	(1,049.80)	(1,048.26)	(5.28)	—	(1.30)	(6.58)	61.66	-94.40%	160,853	1.05%	1.05%	1.01%	0.95%	0.95%	1.11%	232%
For the Year Ended October 31, 2019	1029.00	10.85	15.05	88.90	99.75	(12.25)	—	—	(12.25)	1116.50	9.85%	413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
For the Year Ended October 31, 2018	1410.15	14.00	15.75	(380.80)	(366.80)	(13.65)	—	(0.70)	(14.35)	1029.00	-25.98%	407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
94

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily MSCI India Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$47.61	$0.34	$0.36	$(4.62)	$(4.28)	$(0.22)	$—	$—	$(0.22)	$43.11	-8.95%	$56,024	0.98%	0.98%	1.58%	0.93%	0.93%	1.63%	9%
For the Year Ended October 31, 2022	61.91	1.54	1.56	(14.44)	(12.90)	(1.40)	—	—	(1.40)	47.61	-21.15%	52,361	0.95%	0.95%	2.89%	0.92%	0.92%	2.92%	0%
For the Year Ended October 31, 2021	30.67	(0.41)	(0.40)	31.65	31.24	—	—	—	—	61.91	101.86%	92,846	0.92%	0.91%	(0.83)%	0.91%	0.90%	(0.82)%	11%
For the Year Ended October 31, 2020	66.74	(0.14)	(0.13)	(35.92)	(36.06)	(0.01)	—	(0.00)[10]	(0.01)	30.67	-54.04%	84,346	0.99%	0.98%	(0.46)%	0.95%	0.94%	(0.42)%	157%
For the Year Ended October 31, 2019	51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	66.74	30.61%	83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
For the Year Ended October 31, 2018	95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	—	(0.08)	(0.32)	51.51	-45.89%	100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
Direxion Daily Cloud Computing Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	7.05	0.00[10]	0.00[10]	(0.69)	(0.69)	—	—	—	—	6.36	-9.79%	6,040	1.03%	1.60%	(0.11)%	0.95%	1.52%	(0.03)%	12%
For the Year Ended October 31, 2022	32.12	(0.07)	(0.07)	(23.98)	(24.05)	—	(1.02)	—	(1.02)	7.05	-77.03%	7,759	0.96%	1.24%	(0.54)%	0.95%	1.23%	(0.53)%	16%
For the Period January 8, 2021[8] through October 31, 2021	25.00	(0.18)	(0.17)	7.30	7.12	—	—	—	—	32.12	28.48%	27,301	0.95%	1.03%	(0.82)%	0.95%	1.03%	(0.82)%	19%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares[12]
For the Six Months Ended April 30, 2023 (Unaudited)	9.52	0.03	0.03	(4.70)	(4.67)	(0.03)	—	—	(0.03)	4.82	-49.13%	4,338	1.03%	2.43%	0.77%	0.95%	2.35%	0.85%	64%
For the Period August 11, 2022[8] through October 31, 2022	25.00	0.00[10]	0.00[10]	(15.48)	(15.48)	—	—	—	—	9.52	-61.92%	2,855	0.95%	4.74%	(0.11)%	0.95%	4.74%	(0.11)%	74%
Direxion Daily Energy Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	70.96	0.92	1.04	(10.04)	(9.12)	(0.83)	—	—	(0.83)	61.01	-12.79%	418,719	1.28%	1.28%	2.85%	0.91%	0.91%	3.22%	2%
For the Year Ended October 31, 2022	31.63	1.24	1.29	39.43	40.67	(1.34)	—	—	(1.34)	70.96	130.82%	558,028	1.03%	1.03%	2.62%	0.92%	0.92%	2.73%	8%
For the Year Ended October 31, 2021	8.45	0.51	0.51	23.20	23.71	(0.53)	—	—	(0.53)	31.63	283.45%	599,755	0.95%	0.93%	2.31%	0.94%	0.92%	2.32%	36%
For the Year Ended October 31, 2020	143.60	0.52	0.53	(134.67)	(134.15)	(1.00)	—	—	(1.00)	8.45	-93.97%	257,498	0.98%	1.00%	2.80%	0.95%	0.97%	2.83%	72%
For the Year Ended October 31, 2019	253.40	3.00	3.30	(110.00)	(107.00)	(2.80)	—	—	(2.80)	143.60	-42.46%	285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
For the Year Ended October 31, 2018	291.60	4.20	4.60	(36.40)	(32.20)	(5.90)	—	(0.10)	(6.00)	253.40	-11.59%	349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
Direxion Daily Energy Bear 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	28.94	0.49	0.50	(0.04)	0.45	(0.45)	—	—	(0.45)	28.94	1.41%	32,274	1.06%	1.07%	3.35%	0.95%	0.96%	3.46%	0%
For the Year Ended October 31, 2022	109.90	0.11	0.14	(81.07)	(80.96)	—	—	—	—	28.94	-73.67%	39,513	1.00%	1.03%	0.22%	0.95%	0.98%	0.27%	0%
For the Year Ended October 31, 2021	735.70	(1.70)	(1.70)	(624.10)	(625.80)	—	—	—	—	109.90	-85.06%	39,105	0.95%	0.99%	(0.93)%	0.95%	0.99%	(0.93)%	0%
For the Year Ended October 31, 2020	506.10	(1.90)	(1.60)	233.80	231.90	(1.50)	—	(0.80)	(2.30)	735.70	45.80%	33,626	1.00%	1.09%	(0.32)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2019	448.70	5.70	6.60	58.90	64.60	(7.20)	—	—	(7.20)	506.10	14.51%	25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
For the Year Ended October 31, 2018	558.50	2.60	2.80	(110.80)	(108.20)	(1.60)	—	—	(1.60)	448.70	-19.34%	51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
Direxion Daily Global Clean Energy Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	14.75	0.03	0.03	(1.11)	(1.08)	(0.01)	—	—	(0.01)	13.66	-7.35%	4,097	0.99%	1.86%	0.36%	0.95%	1.82%	0.40%	19%
For the Year Ended October 31, 2022	30.12	0.05	0.06	(15.34)	(15.29)	(0.07)	—	(0.01)	(0.08)	14.75	-50.82%	4,424	1.00%	1.61%	0.26%	0.95%	1.56%	0.31%	0%
For the Period July 29, 2021[8] through October 31, 2021	25.00	(0.06)	(0.06)	5.18	5.12	—	—	—	—	30.12	20.48%	7,529	0.95%	2.37%	(0.95)%	0.95%	2.37%	(0.95)%	15%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
95

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Gold Miners Index Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$24.97	$0.49	$0.53	$19.51	$20.00	$(0.29)	$—	$—	$(0.29)	$44.68	80.43%	$545,141	1.08%	1.08%	2.68%	0.86%	0.86%	2.90%	63%
For the Year Ended October 31, 2022	49.07	0.25	0.26	(24.35)	(24.10)	—	—	—	—	24.97	-49.11%	375,908	0.89%	0.89%	0.56%	0.87%	0.87%	0.58%	117%
For the Year Ended October 31, 2021	76.72	(0.30)	(0.30)	(27.35)	(27.65)	—	—	—	—	49.07	-36.04%	750,864	0.86%	0.86%	(0.49)%	0.86%	0.86%	(0.49)%	71%
For the Year Ended October 31, 2020	158.15	(0.22)	(0.06)	(80.50)	(80.72)	(0.37)	—	(0.34)	(0.71)	76.72	-51.26%	1,032,006	1.07%	1.07%	(0.23)%	0.90%	0.90%	(0.06)%	333%
For the Year Ended October 31, 2019	66.40	0.40	0.80	91.90	92.30	(0.40)	—	(0.15)	(0.55)	158.15	139.42%	1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
For the Year Ended October 31, 2018	145.15	0.55	0.60	(79.00)	(78.45)	(0.10)	—	(0.20)	(0.30)	66.40	-54.12%	1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
Direxion Daily Gold Miners Index Bear 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	23.70	0.21	0.23	(13.81)	(13.60)	(0.16)	—	—	(0.16)	9.94	-57.53%	136,329	1.26%	1.26%	3.32%	0.87%	0.87%	3.71%	0%
For the Year Ended October 31, 2022	20.60	(0.03)	0.01	3.13	3.10	—	—	—	—	23.70	15.05%	86,749	1.10%	1.09%	(0.14)%	0.92%	0.91%	0.04%	0%
For the Year Ended October 31, 2021	20.08	(0.17)	(0.17)	0.69	0.52	—	—	—	—	20.60	2.59%	64,076	0.87%	0.88%	(0.85)%	0.87%	0.88%	(0.85)%	0%
For the Year Ended October 31, 2020	169.75	0.10	0.11	(148.72)	(148.62)	(0.63)	—	(0.42)	(1.05)	20.08	-88.01%	101,595	0.93%	0.93%	0.20%	0.91%	0.91%	0.22%	0%
For the Year Ended October 31, 2019	875.50	4.00	4.25	(706.00)	(702.00)	(3.75)	—	—	(3.75)	169.75	-80.38%	378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
For the Year Ended October 31, 2018	683.50	2.75	3.75	190.75	193.50	(1.50)	—	—	(1.50)	875.50	28.33%	154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
Direxion Daily Junior Gold Miners Index Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	25.93	0.35	0.41	15.95	16.30	(0.17)	—	—	(0.17)	42.06	62.99%	304,632	1.16%	1.16%	1.86%	0.85%	0.85%	2.17%	61%
For the Year Ended October 31, 2022	67.05	0.28	0.28	(41.40)	(41.12)	—	—	—	—	25.93	-61.33%	226,686	0.86%	0.86%	0.55%	0.85%	0.85%	0.56%	140%
For the Year Ended October 31, 2021	117.16	(0.08)	(0.07)	(49.69)	(49.77)	—	—	(0.34)	(0.34)	67.05	-42.53%	515,810	0.85%	0.85%	(0.09)%	0.84%	0.84%	(0.08)%	67%
For the Year Ended October 31, 2020	695.10	(0.55)	(0.30)	(577.27)	(577.82)	(0.10)	—	(0.02)	(0.12)	117.16	-83.11%	672,880	1.02%	1.02%	(0.32)%	0.87%	0.87%	(0.17)%	312%
For the Year Ended October 31, 2019	357.50	3.20	5.10	338.50	341.70	(3.70)	—	(0.40)	(4.10)	695.10	95.77%	948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
For the Year Ended October 31, 2018	756.50	2.00	2.50	(401.00)	(399.00)	—	—	—	—	357.50	-52.74%	635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
Direxion Daily Junior Gold Miners Index Bear 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	13.47	0.12	0.13	(7.64)	(7.52)	(0.11)	—	—	(0.11)	5.84	-56.00%	104,416	1.13%	1.13%	3.45%	0.87%	0.87%	3.71%	0%
For the Year Ended October 31, 2022	11.00	(0.01)	0.02	2.48	2.47	—	—	—	—	13.47	22.45%	113,621	1.08%	1.08%	(0.05)%	0.89%	0.89%	0.14%	0%
For the Year Ended October 31, 2021	11.72	(0.09)	(0.09)	(0.63)	(0.72)	—	—	—	—	11.00	-6.14%	75,675	0.87%	0.87%	(0.84)%	0.87%	0.87%	(0.84)%	0%
For the Year Ended October 31, 2020	335.75	0.00[10]	0.01	(322.21)	(322.21)	(1.11)	—	(0.71)	(1.82)	11.72	-96.42%	83,570	0.93%	0.93%	0.01%	0.91%	0.91%	0.03%	0%
For the Year Ended October 31, 2019	1892.25	8.50	9.00	(1,555.75)	(1,547.25)	(9.25)	—	—	(9.25)	335.75	-82.03%	148,229	1.06%	1.03%	10.44%	0.95%	0.92%	1.55%	0%
For the Year Ended October 31, 2018	1612.00	7.00	8.25	278.00	285.00	(4.75)	—	—	(4.75)	1892.25	17.70%	59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
Direxion Daily NYSE FANG+ Bull 2X Shares[11]
For the Six Months Ended April 30, 2023 (Unaudited)	43.60	0.15	0.18	6.34	6.49	(0.76)	—	—	(0.76)	49.33	13.33%	11,339	1.10%	1.27%	0.76%	0.95%	1.12%	0.91%	48%
For the Year Ended October 31, 2022	296.50	(0.30)	(0.30)	(240.80)	(241.10)	—	(11.70)	(0.10)	(11.80)	43.60	-84.62%	12,640	0.96%	1.15%	(0.39)%	0.95%	1.14%	(0.38)%	170%
For the Period September 30, 2021[8] through October 31, 2021	250.00	(0.20)	(0.20)	46.70	45.50	—	—	—	—	296.50	18.60%	7,413	0.95%	3.72%	(0.94)%	0.95%	3.72%	(0.94)%	20%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	11.34	0.08	0.09	5.66	5.74	(0.01)	—	—	(0.01)	17.07	50.59%	20,893	1.18%	1.29%	1.03%	0.95%	1.06%	1.26%	0%
For the Year Ended October 31, 2022	49.81	(0.13)	(0.13)	(37.36)	(37.49)	—	(0.98)	—	(0.98)	11.34	-76.73%	11,043	0.96%	1.01%	(0.54)%	0.95%	1.00%	(0.53)%	0%
For the Year Ended October 31, 2021	33.43	(0.38)	(0.38)	23.19	22.81	(2.81)	(3.62)	—	(6.43)	49.81	73.55%	46,003	0.96%	0.95%	(0.88)%	0.95%	0.94%	(0.87)%	11%
For the Year Ended October 31, 2020	22.74	(0.13)	(0.12)	10.85	10.72	(0.03)	—	—	(0.03)	33.43	47.15%	44,245	1.03%	1.10%	(0.56)%	0.95%	1.02%	(0.48)%	93%
For the Year Ended October 31, 2019	23.56	0.16	0.18	(0.82)	(0.66)	(0.16)	—	—	(0.16)	22.74	-2.66%	20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
For the Period April 19, 2018[8] through October 31, 2018	50.00	(0.06)	(0.06)	(26.38)	(26.44)	—	—	—	—	23.56	-52.88%	4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
96

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$184.97	$1.57	$1.99	$(64.50)	$(62.93)	$(1.13)	$—	$—	$(1.13)	$120.91	-34.00%	$614,040	1.52%	1.52%	2.17%	0.93%	0.93%	2.76%	13%
For the Year Ended October 31, 2022	110.33	0.76	1.11	74.57	75.33	(0.69)	—	—	(0.69)	184.97	68.43%	800,618	1.18%	1.18%	0.56%	0.93%	0.93%	0.81%	55%
For the Year Ended October 31, 2021	19.53	(0.16)	(0.16)	91.03	90.87	(0.07)	—	(0.00)[10]	(0.07)	110.33	465.94%	891,290	0.95%	0.93%	(0.25)%	0.94%	0.92%	(0.24)%	194%
For the Year Ended October 31, 2020	1081.60	0.18	0.19	(1,059.32)	(1,059.14)	(2.93)	—	—	(2.93)	19.53	-98.19%	342,250	0.97%	1.00%	0.47%	0.95%	0.98%	0.49%	315%
For the Year Ended October 31, 2019	8752.00	24.00	27.60	(7,671.20)	(7,647.20)	(23.20)	—	—	(23.20)	1081.60	-87.55%	193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
For the Year Ended October 31, 2018	9772.00	24.00	36.00	(1,040.00)	(1,016.00)	(4.00)	—	—	(4.00)	8752.00	-10.42%	156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	12.44	0.22	0.23	2.14	2.36	(0.27)	—	—	(0.27)	14.53	18.82%	68,384	1.17%	1.17%	3.18%	0.95%	0.95%	3.40%	0%
For the Year Ended October 31, 2022	48.60	0.02	0.03	(36.18)	(36.16)	—	—	—	—	12.44	-74.40%	102,747	1.01%	1.01%	0.09%	0.95%	0.95%	0.15%	0%
For the Year Ended October 31, 2021	714.90	(0.90)	(0.90)	(665.40)	(666.30)	0.00[10]	—	—	0.00[10]	48.60	-93.20%	93,490	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	739.40	(3.00)	(1.40)	(21.20)	(24.20)	(0.30)	—	—	(0.30)	714.90	-3.26%	39,046	1.18%	1.24%	(0.44)%	0.95%	1.01%	(0.21)%	0%
For the Year Ended October 31, 2019	362.50	4.40	6.70	379.20	383.60	(6.70)	—	—	(6.70)	739.40	106.33%	36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
For the Year Ended October 31, 2018	685.80	2.50	2.50	(324.20)	(321.70)	(1.60)	—	—	(1.60)	362.50	-46.86%	42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
Direxion Daily Travel & Vacation Bull 2X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	10.36	0.05	0.07	1.95	2.00	—	—	—	—	12.36	19.31%	18,537	1.21%	1.27%	0.89%	0.95%	1.01%	1.15%	12%
For the Year Ended October 31, 2022	20.74	(0.03)	(0.03)	(10.35)	(10.38)	—	—	—	—	10.36	-50.05%	23,824	0.97%	1.01%	(0.24)%	0.95%	0.99%	(0.22)%	10%
For the Period June 10, 2021[8] through October 31, 2021	25.00	(0.03)	(0.03)	(4.23)	(4.26)	—	—	—	—	20.74	-17.04%	12,447	0.95%	1.31%	(0.36)%	0.95%	1.31%	(0.36)%	26%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

10  Between $(0.005) and $0.005.

11  Effective February 13, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

12  Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

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Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2023

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 76 separate series (each, a "Fund" and together the "Funds"). 30 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily AAPL Bull 1.5X Shares	Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily AMZN Bull 1.5X Shares	Direxion Daily AAPL Bear 1X Shares
Direxion Daily GOOGL Bull 1.5X Shares	Direxion Daily AMZN Bear 1X Shares
Direxion Daily MSFT Bull 1.5X Shares	Direxion Daily GOOGL Bear 1X Shares
Direxion Daily TSLA Bull 1.5X Shares	Direxion Daily MSFT Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily TSLA Bear 1X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily MSCI India Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares*
Direxion Daily Robotics, Artificial Intelligence & Automation
Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares

*  Effective March 1, 2023 Direxion Daily Select Large Caps & FANGs Bull 2X Shares changed its name to Direxion NYSE FANG+ Bull 2X Shares.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 150% or 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

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Funds	Index or Benchmark	Daily Target
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily AAPL Bear 1X Shares	Common shares of Apple, Inc.	-100%
Direxion Daily AMZN Bear 1X Shares	Common shares of Amazon, Inc.	-100%
Direxion Daily GOOGL Bear 1X Shares	Common shares of Alphabet, Inc.	-100%
Direxion Daily MSFT Bear 1X Shares	Common shares of Microsoft Corp.	-100%
Direxion Daily TSLA Bear 1X Shares	Common shares of Tesla, Inc.	-100%
Direxion Daily AAPL Bull 1.5X Shares	Common shares of Apple, Inc.	150%
Direxion Daily AMZN Bull 1.5X Shares	Common shares of Amazon, Inc.	150%
Direxion Daily GOOGL Bull 1.5X Shares	Common shares of Alphabet, Inc.	150%
Direxion Daily MSFT Bull 1.5X Shares	Common shares of Microsoft Corp.	150%
Direxion Daily TSLA Bull 1.5X Shares	Common shares of Tesla, Inc.	150%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily MSCI Brazil Bull 2X Shares	MSCI Brazil 25/50 Index	200%
Direxion Daily MSCI India Bull 2X Shares	MSCI India Index	200%
Direxion Daily Cloud Computing Bull 2X Shares	Indxx USA Cloud Computing Index	200%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Indxx US Electric and Autonomous Vehicles Index	200%
Direxion Daily Energy Bull 2X Shares		200%
Direxion Daily Energy Bear 2X Shares	Energy Select Sector Index	-200%
Direxion Global Clean Energy Bull 2X Shares	S&P Global Clean Energy Index	200%
Direxion Daily Gold Miners Index Bull 2X Shares		200%
Direxion Daily Gold Miners Index Bear 2X Shares	NYSE Arca Gold Miners Index	-200%
Direxion Daily Junior Gold Miners Index Bull 2X Shares		200%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	MVIS Global Junior Gold Miners Index	-200%
Direxion Daily NYSE FANG+ Bull 2X Shares	ICE FANG 20 Index	200%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index	200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	S&P Oil & Gas Exploration & Production Select	200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Industry Index	-200%
Direxion Daily Travel & Vacation Bull 2X Shares	BlueStar® Travel and Vacation Index	200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported,

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the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Fund's pricing service does not provide a valuation for such securities; c) the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA

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Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2023 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$—	$—	$—	$—	$343,342	$—	$343,342[1]	$—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—	292,769	—	292,769[1]	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—	9,414	—	9,414[1]	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSFT Bear 1X Shares	$—	$—	$—	$—	$229,978	$—	$229,978[1]	$—
Direxion Daily TSLA Bear 1X Shares	2,468,758	—	2,468,758[1]	—	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	694,627	—	640,000	54,627	—	—	—	—
Direxion Daily AMZN Bull 1.5X Shares	—	—	—	—	22,773	—	22,773[1]	—
Direxion Daily GOOGL Bull 1.5X Shares	511,794	—	511,794[1]	—	—	—	—	—
Direxion Daily MSFT Bull 1.5X Shares	947,157	—	880,000	67,157	—	—	—	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	15,546,524	—	15,546,524[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	4,255,374	—	4,255,374[1]	—
Direxion Daily Cloud Computing Bull 2X Shares	25,231	—	—	25,231	—	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	—	—	—	95,612	—	95,612[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	14,948,198	—	14,948,198[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	1,616,907	—	1,616,907[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	1,704,577	—	—	1,704,577	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	863,066	—	863,066[1]	—	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	—	—	—	71,718	—	71,718[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$—	$—	$—	$—	$216,623	$—	$216,623[1]	$—
Direxion Daily TSLA Bear 1X Shares	230,139	—	230,139[1]	—	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	222,381	—	120,000	102,381	—	—	—	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	6,619,738	—	6,619,738[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	7,333,826	—	7,333,826[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	176,158	—	120,000	56,158	—	—	—	—
Direxion Daily Energy Bull 2X Shares	—	—	—	—	3,100,805	—	3,100,805[1]	—
Direxion Daily Energy Bear 2X Shares	75,103	—	75,103[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	19,734,691	—	19,734,691[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	2,178,117	—	2,178,117[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	21,704,412	—	21,704,412[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	4,006,251	—	4,006,251[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	16,013,694	—	16,013,694[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.
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Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—	$13,193,732	$—	$13,193,732[1]	$—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	223,191	—	223,191[1]	—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	1,651,643	—	1,651,643[1]	—
Direxion Daily Energy Bull 2X Shares	1,400,033	—	—	1,400,033	—	—	—	—
Direxion Daily Energy Bear 2X Shares	20,180	—	—	20,180	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	255,567	—	255,567[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	447,956	—	447,956[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$—	$—	$—	$—	$837,582	$—	$837,582[1]	$—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—	49,204	—	49,204[1]	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—	69,570	—	69,570[1]	—
Direxion Daily MSFT Bear 1X Shares	—	—	—	—	294,531	—	294,531[1]	—

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		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily TSLA Bear 1X Shares	$543,303	$—	$543,303[1]	$—	$—	$—	$—	$—
Direxion Daily AAPL Bull 1.5X Shares	1,126,929	—	1,076,000	50,929	—	—	—	—
Direxion Daily AMZN Bull 1.5X Shares	191,010	—	191,010[1]	—	—	—	—	—
Direxion Daily GOOGL Bull 1.5X Shares	899,422	—	899,422[1]	—	—	—	—	—
Direxion Daily MSFT Bull 1.5X Shares	1,110,464	—	1,053,000	57,464	—	—	—	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	32,022,427	—	32,022,427[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	474,196	—	474,196[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	7,981,881	—	7,981,881[1]	—
Direxion Daily S&P 500® Bull 2X Shares	4,204,411	—	3,266,000	938,411	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	2,417,028	—	2,417,028[1]	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—	—	14,276	—	14,276[1]	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	—	—	—	259,416	—	259,416[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	18,288,606	—	18,288,606[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	532,041	—	142,000	390,041	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	16,401,895	—	16,401,895[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	2,297,107	—	2,297,107[1]	—

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		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	$239,059	$—	$130,000	$109,059	$—	$—	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	12,604,095	—	12,604,095[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,688,738	—	1,688,738[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$—	$—	$—	$—	$1,155,654	$—	$1,155,654[1]	$—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—	27,538	—	27,538[1]	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—	288,735	—	288,735[1]	—
Direxion Daily MSFT Bear 1X Shares	—	—	—	—	289,231	—	289,231[1]	—
Direxion Daily TSLA Bear 1X Shares	970,282	—	970,282[1]	—	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	1,324,950	—	1,260,000	64,950	—	—	—	—
Direxion Daily AMZN Bull 1.5X Shares	540,965	—	540,965[1]	—	—	—	—	—
Direxion Daily GOOGL Bull 1.5X Shares	910,957	—	710,000	200,957	—	—	—	—

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		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSFT Bull 1.5X Shares	$55,588	$—	$55,588[1]	$—	$—	$—	$—	$—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	26,855,225	—	26,855,225[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	9,491,187	—	9,491,187[1]	—
Direxion Daily S&P 500® Bull 2X Shares	591,270	—	290,000	301,270	—	—	—	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	—	—	—	442,369	—	442,369[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	12,256,174	—	12,256,174[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	5,871,259	—	2,060,000	3,811,259	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,502,633	—	1,502,633[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bull 2X Shares	$—	$—	$—	$—	$140,421	$—	$140,421[1]	$—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	1,905,033	—	1,905,033[1]	—

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		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	$—	$—	$—	$—	$61,170	$—	$61,170[1]	$—
Direxion Daily Energy Bull 2X Shares	2,234,904	—	890,000	1,344,904	—	—	—	—
Direxion Daily Energy Bear 2X Shares	93,625	—	93,625[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	19,096,044	—	19,096,044[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	4,031,743	—	4,031,743[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	6,946,911	—	6,946,911[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	149,085	—	149,085[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	1,560,095	—	1,430,000	130,095	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	10,744,090	—	10,744,090[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,882,685	—	1,882,685[1]	—	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	761,834	—	410,000	351,834	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—	$130,296	$—	$130,296[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	199,778	—	—	199,778	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	11,966,725	—	11,966,725[1]	—
Direxion Daily S&P 500® Bull 2X Shares	3,763,071	—	2,760,000	1,003,071	—	—	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	3,309,846	—	2,720,000	589,846	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	836,039	—	620,000	216,039	—	—	—	—
Direxion Daily Energy Bull 2X Shares	4,377,783	—	3,160,000	1,217,783	—	—	—	—
Direxion Daily Energy Bear 2X Shares	179,738	—	179,738[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	16,411,496	—	16,411,496[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	1,051,643	—	1,051,643[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	6,427,013	—	6,427,013[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	2,778,810	—	2,230,000	548,810	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	1,441,163	—	1,370,000	71,163	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	187,942	—	187,942[1]	—	—	—	—	—

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		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	$—	$—	$—	$—	$3,217,196	$—	$3,217,196[1]	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	2,127,453	—	2,127,453[1]	—	—	—	—	—

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of futures or options contracts during the period ended April 30, 2023.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is

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entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2023, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2023, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily S&P 500® Bull 2X Shares	$5,342	$5,610	$—	$5,610
Direxion Daily Cloud Computing Bull 2X Shares	42,865	43,741	—	43,741
Direxion Daily Global Clean Energy Bull 2X Shares	113,640	117,000	—	117,000
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	2,432,027	1,330,284	1,168,608	2,498,892
Direxion Daily Travel & Vacation Bull 2X Shares	59,989	64,091	—	64,091

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended April 30, 2023, which is disclosed on the Statements of Operations.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

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k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2023 and October 31, 2022 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Period Ended April 30, 2023 (Unaudited)			Year/Period Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bear 1X Shares	$7,928,283	$—	$—	$741,705	$—	$—
Direxion Daily AAPL Bear 1X Shares[1]	245,367	4,743	—	7,923	—	—
Direxion Daily AMZN Bear 1X Shares[3]	82,327	173,513	—	1,055	—	—
Direxion Daily GOOGL Bear 1X Shares[3]	58,980	—	—	1,002	—	—
Direxion Daily MSFT Bear 1X Shares[3]	50,244	2,583	—	1,011	—	—
Direxion Daily TSLA Bear 1X Shares[1]	527,684	890,694	—	6,449	—	—
Direxion Daily AAPL Bull 1.5X Shares[1]	100,816	—	—	3,904	—	—
Direxion Daily AMZN Bull 1.5X Shares[3]	129,878	—	—	726	—	—
Direxion Daily GOOGL Bull 1.5X Shares[3]	86,946	—	—	759	—	—
Direxion Daily MSFT Bull 1.5X Shares[3]	57,522	—	—	774	—	—
Direxion Daily TSLA Bull 1.5X Shares[1]	2,354,446	389,930	—	30,807	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	598,492	—	—	2,058,066	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	444,614	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	395,304	—	—	1,711,768	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	4,133,541	—	—	11,641,388	—	—
Direxion Daily MSCI India Bull 2X Shares	281,194	—	—	2,174,613	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—	916,786	—	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares[2]	10,640	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	6,034,102	—	—	15,441,018	—	—
Direxion Daily Energy Bear 2X Shares	556,398	—	—	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	1,998	—		23,227	—	4,294
Direxion Daily Gold Miners Index Bull 2X Shares	4,098,467	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	1,179,923	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	1,462,743	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,197,081	—	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	21,162	—		408,960	—	4,293

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	Period Ended April 30, 2023 (Unaudited)			Year/Period Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	$7,978	$—	$—	$905,597	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	6,002,733	—	—	3,198,438	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,163,562	—	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	—	—	—	—	—

1  Commenced operations on August 9, 2022.

2  Commenced operations on August 11, 2022.

3  Commenced operations on September 7, 2022.

At October 31, 2022, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily S&P 500® Bear 1X Shares	$(45,669,233)	$1,533,131	$—	$(37,721,054)	$(81,857,156)
Direxion Daily AAPL Bear 1X Shares	61,322	25,071	—	(1,310)	85,083
Direxion Daily AMZN Bear 1X Shares	432,520	181,944	—	(1,317)	613,147
Direxion Daily GOOGL Bear 1X Shares	312,924	8,426	—	(1,325)	320,025
Direxion Daily MSFT Bear 1X Shares	178,590	11,762	—	(1,317)	189,035
Direxion Daily TSLA Bear 1X Shares	1,097,587	912,736	—	(1,317)	2,009,006
Direxion Daily AAPL Bull 1.5X Shares	(907,076)	13,549	—	(37,625)	(931,152)
Direxion Daily AMZN Bull 1.5X Shares	(1,058,113)	7,569	—	(3,487)	(1,054,031)
Direxion Daily GOOGL Bull 1.5X Shares	(677,224)	7,756	—	(4,124)	(673,592)
Direxion Daily MSFT Bull 1.5X Shares	(423,303)	6,670	—	(4,905)	(421,538)
Direxion Daily TSLA Bull 1.5X Shares	(23,717,628)	542,727	—	(1,317)	(23,176,218)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(43,041,349)	131,457	—	(11,529,977)	(54,439,869)
Direxion Daily CSI China Internet Index Bull 2X Shares	(402,370,577)	—	—	(193,150,295)	(595,520,872)
Direxion Daily S&P 500® Bull 2X Shares	2,792,835	295,260	—	(10,488,679)	(7,400,584)
Direxion Daily MSCI Brazil Bull 2X Shares	(31,932,750)	96,292	—	(422,674,594)	(454,511,052)
Direxion Daily MSCI India Bull 2X Shares	(4,821,935)	—	—	—	(4,821,935)
Direxion Daily Cloud Computing Bull 2X Shares	(11,752,306)	—	—	(4,392,295)	(16,144,601)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	(3,567,582)	10,637	—	(68,987)	(3,625,932)
Direxion Daily Energy Bull 2X Shares	208,887,776	274,227	—	(71,289,988)	137,872,015

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Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Energy Bear 2X Shares	$(29,579,945)	$—	$—	$(169,208,084)	$(198,788,029)
Direxion Daily Global Clean Energy Bull 2X Shares	(2,434,415)	—	—	(2,242,521)	(4,676,936)
Direxion Daily Gold Miners Index Bull 2X Shares	(333,747,294)	—	—	(1,803,026,124)	(2,136,773,418)
Direxion Daily Gold Miners Index Bear 2X Shares	(2,385,133)	—	—	(616,830,224)	(619,215,357)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	(343,692,965)	—	—	(1,407,869,479)	(1,751,562,444)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	(15,361,033)	—	—	(182,627,722)	(197,988,755)
Direxion Daily NYSE FANG+ Bull 2X Shares	(12,053,658)	—	—	(3,715,710)	(15,769,368)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	(12,214,586)	—	—	(12,745,273)	(24,959,859)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	289,081,328	—	—	—	289,081,328
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	(58,608,501)	—	—	(188,545,238)	(247,153,739)
Direxion Daily Travel & Vacation Bull 2X Shares	(17,345,098)	—	—	(8,691,490)	(26,036,588)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2023, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily S&P 500® Bear 1X Shares	$441,430,036	$—	$—	$—
Direxion Daily AAPL Bear 1X Shares	29,576,811	—	—	—
Direxion Daily AMZN Bear 1X Shares	6,443,868	—	—	—
Direxion Daily GOOGL Bear 1X Shares	4,993,679	—	—	—
Direxion Daily MSFT Bear 1X Shares	7,542,486	—	—	—
Direxion Daily TSLA Bear 1X Shares	44,696,469	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	18,281,151	363,259	—	363,259
Direxion Daily AMZN Bull 1.5X Shares	20,559,672	347,348	—	347,348
Direxion Daily GOOGL Bull 1.5X Shares	15,853,891	255,492	—	255,492
Direxion Daily MSFT Bull 1.5X Shares	17,646,116	464,507	—	464,507
Direxion Daily TSLA Bull 1.5X Shares	525,722,481	—	(8,637,129)	(8,637,129)
Direxion Daily CSI 300 China A Share Bull 2X Shares	70,625,952	—	(114,973)	(114,973)
Direxion Daily CSI China Internet Index Bull 2X Shares	329,371,361	—	(5,585,560)	(5,585,560)
Direxion Daily S&P 500® Bull 2X Shares	226,720,802	11,794,566	(4,035,910)	7,758,656
Direxion Daily MSCI Brazil Bull 2X Shares	132,363,793	—	(10,251,654)	(10,251,654)
Direxion Daily MSCI India Bull 2X Shares	62,573,446	—	(2,765,791)	(2,765,791)
Direxion Daily Cloud Computing Bull 2X Shares	7,740,586	168,585	(1,843,461)	(1,674,876)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	5,068,318	88,651	(339,646)	(250,995)
Direxion Daily Energy Bull 2X Shares	359,503,448	58,460,892	(484,712)	57,976,180
Direxion Daily Energy Bear 2X Shares	30,042,848	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	5,180,031	—	(604,728)	(604,728)
Direxion Daily Gold Miners Index Bull 2X Shares	521,837,644	34,215,799	—	34,215,799

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Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Gold Miners Index Bear 2X Shares	$142,467,905	$—	$—	$—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	301,813,988	6,521,112	—	6,521,112
Direxion Daily Junior Gold Miners Index Bear 2X Shares	110,841,192	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	10,898,614	576,855	(173,700)	403,155
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	19,968,236	29,872	—	29,872
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	674,797,345	8,733,382	(32,918,912)	(24,185,530)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	72,472,949	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	23,096,492	538,401	(2,871,094)	(2,332,693)

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2022.

At October 31, 2022, these Funds deferred, on a tax basis, qualified late year losses of:

Funds	Ordinary Late Year Loss Deferral
Direxion Daily CSI China Internet Index Bull 2X Shares	$870,301
Direxion Daily Cloud Computing Bull 2X Shares	42,215
Direxion Daily Global Clean Energy Bull 2X Shares	5,653
Direxion Daily Gold Miners Index Bull 2X Shares	1,654,482
Direxion Daily Gold Miners Index Bear 2X Shares	11,432
Direxion Daily Junior Gold Miners Index Bull 2X Shares	546,028
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	52,446
Direxion Daily Travel & Vacation Bull 2X Shares	77,306

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2022, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily S&P 500® Bear 1X Shares	$(18,757,644)	$37,721,054	$—
Direxion Daily AAPL Bear 1X Shares	—	—	—
Direxion Daily AMZN Bear 1X Shares	—	—	—
Direxion Daily GOOGL Bear 1X Shares	—	8	—
Direxion Daily MSFT Bear 1X Shares	—	—	—
Direxion Daily TSLA Bear 1X Shares	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	—	36,308	—
Direxion Daily AMZN Bull 1.5X Shares	—	2,163	—
Direxion Daily GOOGL Bull 1.5X Shares	—	2,800	—
Direxion Daily MSFT Bull 1.5X Shares	—	3,581	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	9,444,885	2,085,092
Direxion Daily CSI China Internet Index Bull 2X Shares	—	192,279,994	—
Direxion Daily S&P 500® Bull 2X Shares	—	10,488,679	—
Direxion Daily MSCI Brazil Bull 2X Shares	(1,383,050)	421,558,341	1,116,253
Direxion Daily MSCI India Bull 2X Shares	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	3,807,087	542,993
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	68,987	—

DIREXION SEMI-ANNUAL REPORT
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Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Energy Bull 2X Shares	$(221,757,766)	$28,636,863	$42,651,859
Direxion Daily Energy Bear 2X Shares	—	169,207,601	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	2,236,868	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	1,196,796,131	604,575,511
Direxion Daily Gold Miners Index Bear 2X Shares	(19,521,131)	616,818,792	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	1,303,597,331	103,726,120
Direxion Daily Junior Gold Miners Index Bear 2X Shares	(28,616,502)	182,627,722	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	3,369,884	345,826
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	11,280,447	1,410,918
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	(251,412,275)	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	188,545,238	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	8,238,677	375,507

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2023, open U.S. Federal and state income tax years include the tax years ended October 31, 2020 through October 31, 2022. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of Shares per Creation Unit
Direxion Daily S&P 500® Bear 1X Shares	50,000	shares
Direxion Daily AAPL Bear 1X Shares	25,000	shares
Direxion Daily AMZN Bear 1X Shares	25,000	shares
Direxion Daily GOOGL Bear 1X Shares	25,000	shares
Direxion Daily MSFT Bear 1X Shares	25,000	shares
Direxion Daily TSLA Bear 1X Shares	25,000	shares
Direxion Daily AAPL Bull 1.5X Shares	25,000	shares
Direxion Daily AMZN Bull 1.5X Shares	25,000	shares
Direxion Daily GOOGL Bull 1.5X Shares	25,000	shares
Direxion Daily MSFT Bull 1.5X Shares	25,000	shares
Direxion Daily TSLA Bull 1.5X Shares	25,000	shares
Direxion Daily CSI China A Share Bull 2X Shares	50,000	shares
Direxion Daily CSI China Internet Index Bull 2X Shares	50,000	shares
Direxion Daily S&P 500® Bull 2X Shares	50,000	shares
Direxion Daily MSCI Brazil Bull 2X Shares	50,000	shares
Direxion Daily MSCI India Bull 2X Shares	50,000	shares
Direxion Cloud Computing Bull 2X Shares	50,000	shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	50,000	shares
Direxion Daily Energy Bull 2X Shares	50,000	shares
Direxion Daily Energy Bear 2X Shares	50,000	shares
Direxion Daily Global Clean Energy Bull 2X Shares	50,000	shares
Direxion Daily Gold Miners Index Bull 2X Shares	50,000	shares
Direxion Daily Gold Miners Index Bear Shares	50,000	shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	50,000	shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares	50,000	shares

DIREXION SEMI-ANNUAL REPORT
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Fund	Number of Shares per Creation Unit
Direxion Daily NYSE FANG+ Bull 2X Shares	50,000	shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	50,000	shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	50,000	shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	50,000	shares
Direxion Daily Travel & Vacation Bull 2X Shares	50,000	shares

Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2023. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—
Direxion Daily AAPL Bear 1X Shares	—	—	—	—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—
Direxion Daily MSFT Bear 1X Shares	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	150,829	288,555	1,968,802	201,293
Direxion Daily AMZN Bull 1.5X Shares	—	—	3,624,493	786,526
Direxion Daily GOOGL Bull 1.5X Shares	323,247	508,968	2,753,273	655,483
Direxion Daily MSFT Bull 1.5X Shares	889,529	110,432	1,878,380	375,358
Direxion Daily TSLA Bull 1.5X Shares	43,100,804	33,107,306	113,300,824	26,131,769
Direxion Daily CSI 300 China A Share Bull 2X Shares	23,853,070	5,151,739	18,955,594	7,278,447
Direxion Daily CSI China Internet Index Bull 2X Shares	208,557,609	178,467,110	140,814,351	139,052,966
Direxion Daily S&P 500® Bull 2X Shares	109,339,869	75,585,009	154,321,420	33,698,424
Direxion Daily MSCI Brazil Bull 2X Shares	12,015,202	—	81,159,052	77,228,262
Direxion Daily MSCI India Bull 2X Shares	2,153,450	5,832,367	10,995,249	2,390,739
Direxion Daily Cloud Computing Bull 2X Shares	674,192	1,913,320	1,245,895	1,053,810
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	1,792,147	3,531,717	5,132,882	1,309,527
Direxion Daily Energy Bull 2X Shares	8,951,493	163,217,276	169,489,840	119,136,929
Direxion Daily Energy Bear 2X Shares	—	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	1,209,399	720,849	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	209,377,100	155,294,295	194,999,289	237,266,055
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	121,221,250	71,052,065	130,751,422	175,898,476
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	3,559,983	7,714,811	2,080,434	4,433,895

DIREXION SEMI-ANNUAL REPORT
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Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	$—	$—	$4,736,610	$619,416
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	53,607,086	130,042,061	306,816,729	235,411,578
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	5,863,267	1,738,787	1,071,309	9,684,711

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2023.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily AAPL Bear 1X Shares	0.75%
Direxion Daily AMZN Bear 1X Shares	0.75%
Direxion Daily GOOGL Bear 1X Shares	0.75%
Direxion Daily MSFT Bear 1X Shares	0.75%
Direxion Daily TSLA Bear 1X Shares	0.75%
Direxion Daily AAPL Bull 1.5X Shares	0.75%
Direxion Daily AMZN Bull 1.5X Shares	0.75%
Direxion Daily GOOGL Bull 1.5X Shares	0.75%
Direxion Daily MSFT Bull 1.5X Shares	0.75%
Direxion Daily TSLA Bull 1.5X Shares	0.75%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Global Clean Energy Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily Travel & Vacation Bull 2X Shares	0.75%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's

DIREXION SEMI-ANNUAL REPORT
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respective average daily net assets at least until September 1, 2024. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily AAPL Bear 1X Shares	0.95%
Direxion Daily AMZN Bear 1X Shares	0.95%
Direxion Daily GOOGL Bear 1X Shares	0.95%
Direxion Daily MSFT Bear 1X Shares	0.95%
Direxion Daily TSLA Bear 1X Shares	0.95%
Direxion Daily AAPL Bull 1.5X Shares	0.95%
Direxion Daily AMZN Bull 1.5X Shares	0.95%
Direxion Daily GOOGL Bull 1.5X Shares	0.95%
Direxion Daily MSFT Bull 1.5X Shares	0.95%
Direxion Daily TSLA Bull 1.5X Shares	0.95%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily S&P 500® Equal Weight Bull 2X Shares	0.95%
Direxion Daily MSCI Brazil Bull 2X Shares	0.95%
Direxion Daily MSCI India Bull 2X Shares	0.95%
Direxion Daily Cloud Computing Bull 2X Shares	0.95%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.95%
Direxion Daily Energy Bull 2X Shares	0.95%
Direxion Daily Energy Bear 2X Shares	0.95%
Direxion Daily Global Clean Energy Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.95%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.95%
Direxion Daily Travel & Vacation Bull 2X Shares	0.95%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2023	October 31, 2024	October 31, 2025	April 30, 2026	Recoupment Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$121,632	$99,197	$69,822	$205,822	$121,632	$496,473
Direxion Daily AAPL Bear 1X Shares	1,425	711	—	—	17,730	711	18,441
Direxion Daily AMZN Bear 1X Shares	—	7,311	—	—	19,009	7,311	26,320
Direxion Daily GOOGL Bear 1X Shares	—	8,168	—	—	19,064	8,168	27,232
Direxion Daily MSFT Bear 1X Shares	—	8,345	—	—	19,028	8,345	27,373
Direxion Daily TSLA Bear 1X Shares	12,098	369	—	—	8,232	369	8,601
Direxion Daily AAPL Bull 1.5X Shares	—	4,496	—	—	19,339	4,496	23,835
Direxion Daily AMZN Bull 1.5X Shares	137	2,811	—	—	19,131	2,811	21,942
Direxion Daily GOOGL Bull 1.5X Shares	1	5,098	—	—	19,204	5,098	24,302
Direxion Daily MSFT Bull 1.5X Shares	—	6,818	—	—	19,082	6,818	25,900

DIREXION SEMI-ANNUAL REPORT
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			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2023	October 31, 2024	October 31, 2025	April 30, 2026	Recoupment Amount
Direxion Daily TSLA Bull 1.5X Shares	$19,885	$—	$—	$—	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1	1	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	—	34,949	25,174	35,971	50,190	34,949	146,284
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	19,387	—	17,799	33,849	19,387	71,035
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	21,359	—	—	34,238	21,359	55,597
Direxion Daily Energy Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	275	2,107	15,757	11,909	13,901	2,107	43,674
Direxion Daily Global Clean Energy Bull 2X Shares	—	20,912	—	19,710	40,638	20,912	81,260
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	9,764	—	15,183	22,305	9,764	47,252
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	8,594	24,009	248	14,498	8,594	47,349
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,544	228	19,939	2,524	9,715	228	32,406
Direxion Daily Travel & Vacation Bull 2X Shares	—	5,991	—	13,991	12,058	5,991	32,040

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2023, is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.
DIREXION SEMI-ANNUAL REPORT
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The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2023:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$441,430,036	$—	$(13,324,028)
Direxion Daily AAPL Bear 1X Shares	—	—	29,576,811	—	(2,553,201)
Direxion Daily AMZN Bear 1X Shares	—	—	6,443,868	—	(369,511)
Direxion Daily GOOGL Bear 1X Shares	—	—	4,993,679	—	(367,719)
Direxion Daily MSFT Bear 1X Shares	—	—	7,542,486	—	(813,740)
Direxion Daily TSLA Bear 1X Shares	—	—	44,696,469	4,212,482	—
Direxion Daily AAPL Bull 1.5X Shares	—	3,429,233	15,215,177	3,368,887	—
Direxion Daily AMZN Bull 1.5X Shares	—	4,553,120	16,353,900	731,975	(22,773)
Direxion Daily GOOGL Bull 1.5X Shares	—	3,027,739	13,081,644	2,322,173	—
Direxion Daily MSFT Bull 1.5X Shares	—	3,487,401	14,623,222	2,113,209	—
Direxion Daily TSLA Bull 1.5X Shares	—	104,914,235	412,171,117	—	(81,043,914)
Direxion Daily CSI 300 China A Share Bull 2X Shares	33,532,859	—	36,978,120	199,778	(614,617)
Direxion Daily CSI China Internet Index Bull 2X Shares	139,967,117	—	183,818,684	—	(41,028,993)

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	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P 500® Bull 2X Shares	$—	$210,557,204	$23,922,254	$8,558,752	$—
Direxion Daily MSCI Brazil Bull 2X Shares	49,887,786	—	72,224,353	3,486,004	(2,128,224)
Direxion Daily MSCI India Bull 2X Shares	25,769,699	—	34,037,956	836,039	(4,068,671)
Direxion Daily Cloud Computing Bull 2X Shares	—	5,122,823	942,887	25,231	(14,276)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	3,829,066	988,257	—	(503,539)
Direxion Daily Energy Bull 2X Shares	—	295,146,599	122,333,029	8,012,720	(3,100,805)
Direxion Daily Energy Bear 2X Shares	—	—	30,042,848	368,646	—
Direxion Daily Global Clean Energy Bull 2X Shares	3,327,031	—	1,248,272	—	(355,028)
Direxion Daily Gold Miners Index Bull 2X Shares	274,504,209	—	281,549,234	100,735,209	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	142,467,905	532,041	(8,878,410)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	126,249,220	—	182,085,880	51,480,231	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	110,841,192	2,778,810	(6,452,443)
Direxion Daily NYSE FANG+ Bull 2X Shares	—	3,929,810	7,371,959	1,696,730	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	11,441,786	—	8,556,322	2,435,052	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	345,752,706	304,859,109	7,575,836	(42,579,075)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	72,472,949	8,064,575	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	13,878,814	6,884,985	761,834	(71,718)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds during the period ended April 30, 2023.

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8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2023, the Funds were invested in swap contracts. At April 30, 2023, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily TSLA Bear 1X Shares	$4,212,482	$4,212,482
Direxion Daily AAPL Bull 1.5X Shares	3,368,887	3,368,887
Direxion Daily AMZN Bull 1.5X Shares	731,975	731,975
Direxion Daily GOOGL Bull 1.5X Shares	2,322,173	2,322,173
Direxion Daily MSFT Bull 1.5X Shares	2,113,209	2,113,209
Direxion Daily CSI 300 China A Share Bull 2X Shares	199,778	199,778
Direxion Daily S&P 500® Bull 2X Shares	8,558,752	8,558,752
Direxion Daily MSCI Brazil Bull 2X Shares	3,486,004	3,486,004
Direxion Daily MSCI India Bull 2X Shares	836,039	836,039
Direxion Daily Cloud Computing Bull 2X Shares	25,231	25,231
Direxion Daily Energy Bull 2X Shares	8,012,720	8,012,720
Direxion Daily Energy Bear 2X Shares	368,646	368,646
Direxion Daily Gold Miners Index Bull 2X Shares	100,735,209	100,735,209
Direxion Daily Gold Miners Index Bear 2X Shares	532,041	532,041
Direxion Daily Junior Gold Miners Index Bull 2X Shares	51,480,231	51,480,231
Direxion Daily Junior Gold Miners Index Bear 2X Shares	2,778,810	2,778,810
Direxion Daily NYSE FANG+ Bull 2X Shares	1,696,730	1,696,730
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,435,052	2,435,052
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	7,575,836	7,575,836
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	8,064,575	8,064,575
Direxion Daily Travel & Vacation Bull 2X Shares	761,834	761,834
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion Daily S&P 500® Bear 1X Shares	$13,324,028	$13,324,028
Direxion Daily AAPL Bear 1X Shares	2,553,201	2,553,201
Direxion Daily AMZN Bear 1X Shares	369,511	369,511
Direxion Daily GOOGL Bear 1X Shares	367,719	367,719
Direxion Daily MSFT Bear 1X Shares	813,740	813,740
Direxion Daily AMZN Bull 1.5X Shares	22,773	22,773
Direxion Daily TSLA Bull 1.5X Shares	81,043,914	81,043,914
Direxion Daily CSI 300 China A Share Bull 2X Shares	614,617	614,617
Direxion Daily CSI China Internet Index Bull 2X Shares	41,028,993	41,028,993
Direxion Daily MSCI Brazil Bull 2X Shares	2,128,224	2,128,224
Direxion Daily MSCI India Bull 2X Shares	4,068,671	4,068,671
Direxion Daily Cloud Computing Bull 2X Shares	14,276	14,276
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	503,539	503,539
Direxion Daily Energy Bull 2X Shares	3,100,805	3,100,805
Direxion Daily Global Clean Energy Bull 2X Shares	355,028	355,028
Direxion Daily Gold Miners Index Bear 2X Shares	8,878,410	8,878,410
Direxion Daily Junior Gold Miners Index Bear 2X Shares	6,452,443	6,452,443
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	42,579,075	42,579,075
Direxion Daily Travel & Vacation Bull 2X Shares	71,718	71,718

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

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Transactions in derivative instruments during the period ended April 30, 2023, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation/ (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	$(70,420,391)	$23,537,273
Direxion Daily AAPL Bear 1X Shares	Swap Contracts	(1,450,995)	(2,938,128)
Direxion Daily AMZN Bear 1X Shares	Swap Contracts	103,910	(842,954)
Direxion Daily GOOGL Bear 1X Shares	Swap Contracts	(237,482)	(730,511)
Direxion Daily MSFT Bear 1X Shares	Swap Contracts	(594,277)	(1,069,399)
Direxion Daily TSLA Bear 1X Shares	Swap Contracts	(13,539,244)	3,020,473
Direxion Daily AAPL Bull 1.5X Shares	Swap Contracts	(894,447)	3,480,555
Direxion Daily AMZN Bull 1.5X Shares	Swap Contracts	852,649	1,566,467
Direxion Daily GOOGL Bull 1.5X Shares	Swap Contracts	(727,326)	2,861,409
Direxion Daily MSFT Bull 1.5X Shares	Swap Contracts	980,346	2,413,115
Direxion Daily TSLA Bull 1.5X Shares	Swap Contracts	20,250,967	(63,024,380)
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	(1,137,026)	16,735,143
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	50,071,269	43,594,921
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	1,441,687	6,050,314
Direxion Daily MSCI Brazil Bull 2X Shares	Swap Contracts	(7,518,684)	(14,101,859)
Direxion Daily MSCI India Bull 2X Shares	Swap Contracts	399,230	(4,546,840)
Direxion Daily Cloud Computing Bull 2X Shares	Swap Contracts	(690,001)	67,163
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Swap Contracts	(915,090)	(466,187)
Direxion Daily Energy Bull 2X Shares	Swap Contracts	82,416,538	(120,317,496)
Direxion Daily Energy Bear 2X Shares	Swap Contracts	(10,274,373)	11,198,437
Direxion Daily Global Clean Energy Bull 2X Shares	Swap Contracts	(87,998)	(190,692)
Direxion Daily Gold Miners Index Bull 2X Shares	Swap Contracts	55,315,960	168,199,991
Direxion Daily Gold Miners Index Bear 2X Shares	Swap Contracts	(37,359,186)	(23,643,055)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Swap Contracts	34,415,091	84,728,995
Direxion Daily Junior Gold Miners Index Bear 2X Shares	Swap Contracts	(53,539,669)	(12,436,023)
Direxion Daily NYSE FANG+ Bull 2X Shares	Swap Contracts	(780,045)	1,641,564
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Swap Contracts	(654,605)	4,681,987
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Swap Contracts	134,120,443	(327,531,863)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Swap Contracts	(7,466,556)	30,830,096
Direxion Daily Travel & Vacation Bull 2X Shares	Swap Contracts	2,517,574	(518,772)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended April 30, 2023, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily S&P 500® Bear 1X Shares	$—	$484,073,738
Direxion Daily AAPL Bear 1X Shares	—	20,597,388
Direxion Daily AMZN Bear 1X Shares	—	6,382,692
Direxion Daily GOOGL Bear 1X Shares	—	4,551,021

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	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily MSFT Bear 1X Shares	$—	$6,250,230
Direxion Daily TSLA Bear 1X Shares	—	39,473,536
Direxion Daily AAPL Bull 1.5X Shares	14,746,411	—
Direxion Daily AMZN Bull 1.5X Shares	19,645,215	—
Direxion Daily GOOGL Bull 1.5X Shares	12,380,011	—
Direxion Daily MSFT Bull 1.5X Shares	11,161,410	—
Direxion Daily TSLA Bull 1.5X Shares	382,168,441	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	103,727,482	—
Direxion Daily CSI China Internet Index Bull 2X Shares	460,052,506	—
Direxion Daily S&P 500® Bull 2X Shares	116,272,649	—
Direxion Daily MSCI Brazil Bull 2X Shares	207,279,959	—
Direxion Daily MSCI India Bull 2X Shares	83,716,244	—
Direxion Daily Cloud Computing Bull 2X Shares	8,123,773	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	4,395,452	—
Direxion Daily Energy Bull 2X Shares	535,889,759	—
Direxion Daily Energy Bear 2X Shares	—	68,144,553
Direxion Daily Global Clean Energy Bull 2X Shares	5,757,479	—
Direxion Daily Gold Miners Index Bull 2X Shares	687,292,999	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	230,082,356
Direxion Daily Junior Gold Miners Index Bull 2X Shares	417,431,843	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	210,142,127
Direxion Daily NYSE FANG+ Bull 2X Shares	14,788,168	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	23,474,996	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	911,745,532	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	167,084,430
Direxion Daily Travel & Vacation Bull 2X Shares	27,331,832	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 150%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily

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investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

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Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  ADDITIONAL INFORMATION

On February 13, 2023, shares of the following Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock split is as follows:

Fund	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily NYSE FANG+ Bull 2X Shares	February 13, 2023	1	:10	$4.18	$41.80	2,800,001	280,000

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 5, 2023, shares of the following Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	June 5, 2023	1	:10	$4.74	$47.40	750,001	75,000

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On June 20, 2023, certain Funds declared income distributions with an ex-date of June 21, 2023 and payable date of June 28, 2023. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bear 1X Shares	$0.26537
Direxion Daily AAPL Bear 1X Shares	0.24297
Direxion Daily AMZN Bear 1X Shares	0.29372
Direxion Daily GOOGL Bear 1X Shares	0.27676
Direxion Daily MSFT Bear 1X Shares	0.18988
Direxion Daily TSLA Bear 1X Shares	0.18593
Direxion Daily AAPL Bull 1.5X Shares	0.14031
Direxion Daily AMZN Bull 1.5X Shares	0.12387
Direxion Daily GOOGL Bull 1.5X Shares	0.16784
Direxion Daily MSFT Bull 1.5X Shares	0.17810
Direxion Daily TSLA Bull 1.5X Shares	0.08326
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.12119
Direxion Daily CSI China Internet Index Bull 2X Shares	0.17071
Direxion Daily S&P 500® Bull 2X Shares	0.35060
Direxion Daily MSCI Brazil Bull 2X Shares	1.10605
Direxion Daily MSCI India Bull 2X Shares	0.26390
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.24089
Direxion Daily Energy Bull 2X Shares	0.46915
Direxion Daily Energy Bear 2X Shares	0.32407
Direxion Daily Global Clean Energy Bull 2X Shares	0.08268
Direxion Daily Gold Miners Index Bull 2X Shares	0.08680
Direxion Daily Gold Miners Index Bear 2X Shares	0.09820
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.12809
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.05175
Direxion Daily NYSE FANG+ Bull 2X Shares	0.16252
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.02320
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.93244
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.12248
Direxion Daily Travel & Vacation Bull 2X Shares	0.02305

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	118	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Executive Officer, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	118	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	118	None.
Kathleen M. Berkery Age: 55	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	118	None.
Carlyle Peake Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	118	None.
Mary Jo Collins Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020.	118	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	Chief Executive Officer	Since 2022
			Chief Executive Officer, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 49	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

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SEMI–ANNUAL REPORT APRIL 30, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

Letter to Shareholders	4
Expense Example	13
Allocation of Portfolio Holdings	16
Schedules of Investments	17
Statements of Assets and Liabilities	83
Statements of Operations	93
Statements of Changes in Net Assets	103
Financial Highlights	123
Notes to the Financial Statements	131
Supplemental Information	168
Trustees and Officers	169

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Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange-traded funds (the "ETFs") covers the period from November 1, 2022 to April 30, 2023 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period was filled with volatility in the equity markets as inflation, the Russia-Ukraine war, China's zero-Covid policy and the banking crisis were top of mind for many investors. In the fourth quarter of 2022, the S&P 500® Index was down nearly 20%, although earnings grew. 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than expected Consumer Price Index (CPI) reading, confirming inflation is stickier than once anticipated. Through the end of 2022, tech was out of favor, while the energy sector provided a beacon of light. However, in 2023, that trend reversed, and tech outperformed energy, as well as the rest of the market, for most of the first part of this year. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. The Russia-Ukraine war waged on, but January through April saw global supply chain improvement. Domestically, despite high inflation and a weak dollar, the labor market remained tight throughout the Semi-Annual Period. In early March, three regional banks collapsed one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears around the banking sector, specifically smaller banks, bled into April. In summary, the Semi-Annual Period began, and ended, with recessionary fears, inflation and uncertainty surrounding the market environment.

All eyes were on the Federal Reserve during the Semi-Annual Period as it attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. Generally, short-term yields tended to be higher than long-term yields, and high yield modestly outperformed investment grade. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Inflation started to come down in January, and the Federal Reserve reduced rate hikes from 50 bps to 25 bps on February 1. Similar to equities, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. Although the yield curve remains inverted, it is much less inverted than it was at the beginning of the Semi-Annual Period. U.S. high yield and U.S. corporate bonds provided the best returns in the first quarter of 2023, but the bond market remained at historically high volatility levels.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 300%, before fees and expenses, of the daily performance of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

DIREXION SEMI-ANNUAL REPORT

The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -300%, before fees and expenses, of the daily performance of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the daily performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies

DIREXION SEMI-ANNUAL REPORT

by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares seeks to provide 300% of the daily return of the S&P MidCap 400® Index. The S&P MidCap 400® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 400 mid-sized companies in the United States. For the Semi-Annual Period, the S&P MidCap 400® Index returned 3.24%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Mid Cap Bull 3X Shares returned -2.32%, while the model indicated an expected return of 3.17%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 8.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 15.56%, while the model indicated an expected return of 21.98%. The Direxion Daily S&P 500® Bear 3X Shares returned -23.93%, while the model indicated an expected return of -29.70%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Semi-Annual Period, the Russell 2000® Index returned -3.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned -21.04%, while the model indicated an expected return of -16.67%. The Direxion Daily Small Cap Bear 3X Shares returned 2.95%, while the model indicated an expected return of -4.89%.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally

DIREXION SEMI-ANNUAL REPORT

have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Semi-Annual Period, the FTSE China 50 Index returned 38.05%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned 108.32%, while the model indicated an expected return of 120.48%. The Direxion Daily FTSE China Bear 3X Shares returned -72.20%, while the model indicated an expected return of -74.26%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Semi-Annual Period, the FTSE Developed Europe All Cap Index returned 28.22%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily FTSE Europe Bull 3X Shares returned 89.05%, while the model indicated an expected return of 99.39%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large-and mid-capitalizations securities across 24 emerging markets countries. For the Semi-Annual Period, the MSCI Emerging Market IndexSM returned 16.18% return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 40.90%, while the model indicated an expected return of 49.05%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -38.13%, while the model indicated an expected return of -42.64%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Semi-Annual Period, the MSCI Mexico IMI 25/50 Index returned 22.85%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI Mexico Bull 3X Shares returned 64.88%, while the model indicated an expected return of 73.50%.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Semi-Annual Period, the MSCI Korea 25/50 Index returned 18.50%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI South Korea Bull 3X Shares returned 41.22%, while the model indicated an expected return of 49.39%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Semi-Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned 6.99%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Aerospace & Defense Bull 3X Shares returned 10.87% for the same period, while the model indicated an expected return of 17.14%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Consumer Discretionary Bull 3X Shares seeks to provide 300% of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. For the Semi-Annual Period, the Consumer Discretionary Select Sector Index returned 3.24%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Consumer Discretionary Bull 3X Shares returned -5.56% for the same period, while the model indicated an expected return of -0.12%.

The Direxion Daily Dow Jones Internet Bull 3X Shares and the Direxion Daily Dow Jones Internet Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. For the Semi-Annual Period, the Dow Jones Internet Composite Index returned 10.73%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Dow Jones Internet Bull 3X Shares returned 9.43%, while the model indicated an expected return of 15.67%. The Direxion Daily Dow Jones Internet Bear 3X Shares returned -44.34%, while the model indicated an expected return of -48.34%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Financial Select Sector Index. The Financial Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: Banks; Thrifts & Mortgage Finance; Diversified Financial Services; Consumer Finance; Capital Markets; Insurance; and Mortgage Real Estate Investment Trusts (REITs). For the Semi-Annual Period, the Financial Select Sector Index returned -1.15%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned -14.39%, while the model indicated an expected return of -9.30%. The Direxion Daily Financial Bear 3X Shares returned -0.67%, while the model indicated an expected return of -8.58%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Semi-Annual Period, the Health Care Select Sector Index returned 1.41%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Healthcare Bull 3X Shares returned -4.03%, while the model indicated an expected return of 1.46%.

The Direxion Daily Homebuilders & Supplies Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Semi-Annual Period, the Dow Jones U.S. Select Home Construction Index returned 35.60%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Homebuilders & Supplies Bull 3X Shares 110.49%, while the model indicated an expected return of 122.19%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Semi-Annual Period, the Industrials Select Sector Index returned 7.00%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Industrials Bull 3X Shares returned 10.60%, while the model indicated an expected return of 16.90%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the Semi-Annual Period, the S&P Pharmaceuticals Select Industry Index returned -0.11%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned -10.41%, while the model indicated an expected return of -5.27%.

The Direxion Daily Real Estate Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Real Estate Select Sector Index. The Real Estate Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: real estate management and development and real estate investment trusts ("REITs"), excluding mortgage REITs. For the Semi-Annual Period, the Real Estate Select Sector Index returned 4.73%. Given the daily investment objectives of the Real Estate ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Real Estate ETFs. The Direxion Daily Real Estate Bull 3X Shares returned -0.01%, while the model indicated an expected return of 5.35%. The Direxion Daily Real Estate Bear 3X Shares returned -21.77%, while the model indicated an expected return of -27.46%.

The Direxion Daily Regional Banks Bull 3X Shares seeks to provide 300% of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Semi-Annual Period, the S&P Regional Banks Select Industry Index returned -7.46%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Regional Banks Bull 3X Shares returned -76.84%, while the model indicated an expected return of -74.67%.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Semi-Annual Period, the S&P Retail Select Industry Index returned -1.11%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Retail Bull 3X Shares returned -18.64%, while the model indicated an expected return of -14.12%.

The Direxion Daily S&P 500® High Beta Bull 3X Shares and the Direxion Daily S&P 500® High Beta Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® High Beta Index. The S&P 500® High Beta Index selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. For the Semi-Annual Period, the S&P 500® High Beta Index returned 8.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance

DIREXION SEMI-ANNUAL REPORT

of the ETFs. The Direxion Daily S&P 500® High Beta Bull 3X Shares returned 5.60%, while the model indicated an expected return of 11.85%. The Direxion Daily S&P 500® High Beta Bear 3X Shares returned -35.29%, while the model indicated an expected return of -39.81%.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Biotechnology Select Industry Index returned -2.61%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -24.66%, while the model indicated an expected return of -20.81%. The Direxion Daily S&P Biotech Bear 3X Shares returned -14.93%, while the model indicated an expected return of -21.43%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE Semiconductor Index. The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. For the Semi-Annual Period, the ICE Semiconductor Index returned 27.21%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 61.46%, while the model indicated an expected return of 70.78%. The Direxion Daily Semiconductor Bear 3X Shares returned -65.32%, while the model indicated an expected return of -67.99%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Semi-Annual Period, the Technology Select Sector Index returned 18.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 42.77%, while the model indicated an expected return of 50.86%. The Direxion Daily Technology Bear 3X Shares returned -47.93%, while the model indicated an expected return of -51.89%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the S&P Transportation Select Industry FMC Capped Index. The S&P Transportation Select Industry FMC Capped Index is provided by S&P Dow Jones Indices and is designed to measure stocks in the S&P Total Market Index that are included in the GICS transportation sub-industry For the Semi-Annual Period, the S&P Transportation Select Industry FMC Capped Index returned 5.65%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Transportation Bull 3X Shares returned 2.50%, while the model indicated an expected return of 2.87%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Semi-Annual Period, the Utilities Select Sector Index returned 4.92%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Utilities Bull 3X Shares returned 3.68%, while the model indicated an expected return of 9.52%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 6.98%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 14.72%, while the model indicated an expected return of 20.49%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -15.36%, while the model indicated and an expected return of -20.78%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 12.55%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 27.60%, while the model indicated an expected return of 34.92%. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned -32.41%, while the model indicated an expected return of -37.08%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns

DIREXION SEMI-ANNUAL REPORT

for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to; provide returns which are a multiple of the return of their respective underlying index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of April 30, 2023, and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2023

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2022 to April 30, 2023).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2022 to April 30, 2023" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2023

	Annualized Expense Ratio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.23%	$1,000.00	$976.80	$6.03
Based on hypothetical 5% return	1.23%	1,000.00	1,018.70	6.16
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	1,155.60	5.56
Based on hypothetical 5% return	1.04%	1,000.00	1,019.64	5.21
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	1.29%	1,000.00	760.70	5.63
Based on hypothetical 5% return	1.29%	1,000.00	1,018.40	6.46
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.17%	1,000.00	789.60	5.19
Based on hypothetical 5% return	1.17%	1,000.00	1,018.99	5.86
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	1.19%	1,000.00	1,029.50	5.99
Based on hypothetical 5% return	1.19%	1,000.00	1,018.89	5.96

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2023

	Annualized Expense Ratio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.29%	$1,000.00	$2,083.20	$9.86
Based on hypothetical 5% return	1.29%	1,000.00	1,018.40	6.46
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	1.54%	1,000.00	278.00	4.88
Based on hypothetical 5% return	1.54%	1,000.00	1,017.16	7.70
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	1.16%	1,000.00	1,890.50	8.31
Based on hypothetical 5% return	1.16%	1,000.00	1,019.04	5.81
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	1.18%	1,000.00	1,409.00	7.05
Based on hypothetical 5% return	1.18%	1,000.00	1,018.94	5.91
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	1.46%	1,000.00	618.70	5.86
Based on hypothetical 5% return	1.46%	1,000.00	1,017.56	7.30
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	1.68%	1,000.00	1,648.80	11.03
Based on hypothetical 5% return	1.68%	1,000.00	1,016.46	8.40
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	1.28%	1,000.00	1,412.20	7.66
Based on hypothetical 5% return	1.28%	1,000.00	1,018.45	6.41
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	1.27%	1,000.00	1,108.70	6.64
Based on hypothetical 5% return	1.27%	1,000.00	1,018.50	6.36
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	1.14%	1,000.00	944.40	5.50
Based on hypothetical 5% return	1.14%	1,000.00	1,019.14	5.71
Direxion Daily Dow Jones Internet Bull 3X Shares
Based on actual fund return	1.19%	1,000.00	1,094.30	6.18
Based on hypothetical 5% return	1.19%	1,000.00	1,018.89	5.96
Direxion Daily Dow Jones Internet Bear 3X Shares
Based on actual fund return	1.76%	1,000.00	556.60	6.79
Based on hypothetical 5% return	1.76%	1,000.00	1,016.07	8.80
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.18%	1,000.00	856.10	5.43
Based on hypothetical 5% return	1.18%	1,000.00	1,018.94	5.91
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	1.20%	1,000.00	993.30	5.93
Based on hypothetical 5% return	1.20%	1,000.00	1,018.84	6.01
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	959.70	5.10
Based on hypothetical 5% return	1.05%	1,000.00	1,019.59	5.26
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	1.45%	1,000.00	2,104.90	11.16
Based on hypothetical 5% return	1.45%	1,000.00	1,017.60	7.25
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	1.15%	1,000.00	1,106.00	6.00
Based on hypothetical 5% return	1.15%	1,000.00	1,019.09	5.76
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	1.08%	1,000.00	895.90	5.08
Based on hypothetical 5% return	1.08%	1,000.00	1,019.44	5.41
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	1.27%	1,000.00	999.90	6.30
Based on hypothetical 5% return	1.27%	1,000.00	1,018.50	6.36

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2023

	Annualized Expense Ratio	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During Period*
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	1.30%	$1,000.00	$782.30	$5.74
Based on hypothetical 5% return	1.30%	1,000.00	1,018.35	6.51
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	231.60	3.21
Based on hypothetical 5% return	1.05%	1,000.00	1,019.59	5.26
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.24%	1,000.00	813.60	5.58
Based on hypothetical 5% return	1.24%	1,000.00	1,018.65	6.21
Direxion Daily S&P 500® High Beta Bull 3X Shares
Based on actual fund return	1.37%	1,000.00	1,056.00	6.98
Based on hypothetical 5% return	1.37%	1,000.00	1,018.00	6.85
Direxion Daily S&P 500® High Beta Bear 3X Shares
Based on actual fund return	1.48%	1,000.00	647.10	6.04
Based on hypothetical 5% return	1.48%	1,000.00	1,017.46	7.40
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	1.24%	1,000.00	753.40	5.39
Based on hypothetical 5% return	1.24%	1,000.00	1,018.65	6.21
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	1.47%	1,000.00	850.70	6.75
Based on hypothetical 5% return	1.47%	1,000.00	1,017.51	7.35
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.29%	1,000.00	1,614.60	8.36
Based on hypothetical 5% return	1.29%	1,000.00	1,018.40	6.46
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	1.15%	1,000.00	346.80	3.84
Based on hypothetical 5% return	1.15%	1,000.00	1,019.09	5.76
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	1.16%	1,000.00	1,427.70	6.98
Based on hypothetical 5% return	1.16%	1,000.00	1,019.04	5.81
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	1.56%	1,000.00	520.70	5.88
Based on hypothetical 5% return	1.56%	1,000.00	1,017.06	7.80
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	1.13%	1,000.00	1,025.00	5.67
Based on hypothetical 5% return	1.13%	1,000.00	1,019.19	5.66
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	1.10%	1,000.00	1,036.80	5.56
Based on hypothetical 5% return	1.10%	1,000.00	1,019.34	5.51
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,147.20	5.27
Based on hypothetical 5% return	0.99%	1,000.00	1,019.89	4.96
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	1.24%	1,000.00	846.40	5.68
Based on hypothetical 5% return	1.24%	1,000.00	1,018.65	6.21
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.92%	1,000.00	1,276.00	5.19
Based on hypothetical 5% return	0.92%	1,000.00	1,020.23	4.61
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	1.42%	1,000.00	675.90	5.90
Based on hypothetical 5% return	1.42%	1,000.00	1,017.75	7.10

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days (the number of days in the period of November 1, 2022 to April 30, 2023), then divided by 365.

DIREXION SEMI-ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

April 30, 2023

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	29%	—	72%	(1)%	100%
Direxion Daily S&P 500® Bull 3X Shares	14%	76%	—	10%	100%
Direxion Daily S&P 500® Bear 3X Shares	103%	—	—	(3)%	100%
Direxion Daily Small Cap Bull 3X Shares	40%	—	64%	(4)%	100%
Direxion Daily Small Cap Bear 3X Shares	86%	—	—	14%	100%
Direxion Daily FTSE China Bull 3X Shares	40%	—	66%	(6)%	100%
Direxion Daily FTSE China Bear 3X Shares	88%	—	—	12%	100%
Direxion Daily FTSE Europe Bull 3X Shares	36%	—	43%	21%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	102%	—	3%	(5)%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	99%	—	—	1%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	25%	—	44%	31%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	49%	—	51%	0%**	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	31%	66%	—	3%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	15%	76%	—	9%	100%
Direxion Daily Dow Jones Internet Bull 3X Shares	16%	73%	—	11%	100%
Direxion Daily Dow Jones Internet Bear 3X Shares	101%	—	—	(1)%	100%
Direxion Daily Financial Bull 3X Shares	40%	65%	—	(5)%	100%
Direxion Daily Financial Bear 3X Shares	88%	—	—	12%	100%
Direxion Daily Healthcare Bull 3X Shares	29%	73%	—	(2)%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	14%	64%	—	22%	100%
Direxion Daily Industrials Bull 3X Shares	33%	68%	—	(1)%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	36%	66%	—	(2)%	100%
Direxion Daily Real Estate Bull 3X Shares	25%	77%	—	(2)%	100%
Direxion Daily Real Estate Bear 3X Shares	95%	—	—	5%	100%
Direxion Daily Regional Banks Bull 3X Shares	33%	77%	—	(10)%	100%
Direxion Daily Retail Bull 3X Shares	40%	69%	—	(9)%	100%
Direxion Daily S&P 500® High Beta Bull 3X Shares	26%	76%	—	(2)%	100%
Direxion Daily S&P 500® High Beta Bear 3X Shares	83%	—	—	17%	100%
Direxion Daily S&P Biotech Bull 3X Shares	23%	76%	—	1%	100%
Direxion Daily S&P Biotech Bear 3X Shares	88%	—	—	12%	100%
Direxion Daily Semiconductor Bull 3X Shares	12%	76%	—	12%	100%
Direxion Daily Semiconductor Bear 3X Shares	94%	—	—	6%	100%
Direxion Daily Technology Bull 3X Shares	10%	69%	—	21%	100%
Direxion Daily Technology Bear 3X Shares	117%	—	—	(17)%	100%
Direxion Daily Transportation Bull 3X Shares	31%	72%	—	(3)%	100%
Direxion Daily Utilities Bull 3X Shares	31%	64%	—	5%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	20%	—	77%	3%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	103%	—	—	(3)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	33%	—	65%	2%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	96%	—	—	4%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.5%.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 72.4%
140,843	iShares Core S&P Mid-Cap ETF (a)	$34,957,232
	TOTAL INVESTMENT COMPANIES (Cost $34,828,414)	$34,957,232
SHORT TERM INVESTMENTS - 25.1%
Money Market Funds - 25.1%
7,250,232	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$7,250,232
4,873,305	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	4,873,305
	TOTAL SHORT TERM INVESTMENTS (Cost $12,123,537)	$12,123,537
	TOTAL INVESTMENTS (Cost $46,951,951) - 97.5% (c)	$47,080,769
	Other Assets in Excess of Liabilities - 2.5%	1,216,348
	TOTAL NET ASSETS - 100.0%	$48,297,117

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $35,014,016.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P MidCap 400® Index	5.2500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	4,846	$12,047,558	$(103,495)
Total return of S&P MidCap 400® Index	5.1000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	16,470	40,962,355	(348,356)
Total return of S&P MidCap 400® Index	5.3400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	11,500	28,208,043	274,211
Total return of S&P MidCap 400® Index	5.2000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	11,329	28,269,367	(397,496)
					$109,487,323	$(575,136)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 76.1%
Accommodation - 0.3%
12,865	Caesars Entertainment Inc. (a)	$582,656
16,000	Hilton Worldwide Holdings, Inc.	2,304,320
42,913	Host Hotels & Resorts, Inc.	693,903
19,684	Las Vegas Sands Corp. (a)	1,256,823
16,156	Marriott International, Inc. Class A	2,735,857
18,869	MGM Resorts International	847,596
		8,421,155
Administrative and Support Services - 1.9%
5,240	Allegion PLC ADR (Ireland)	578,915
89,110	Amcor PLC ADR (United Kingdom)	977,537
24,825	Automatic Data Processing, Inc.	5,461,500
2,316	Booking Holdings, Inc. (a)	6,221,494
7,052	Broadridge Financial Solutions, Inc.	1,025,432
7,329	Equifax, Inc.	1,527,217
2,290	FactSet Research System, Inc.	942,770
4,422	FleetCor Technologies, Inc. (a)	945,954
4,709	Gartner, Inc. (a)	1,424,284
17,437	Iron Mountain, Inc.	963,220
8,518	Live Nation Entertainment, Inc. (a)	577,350
9,478	Moody's Corp.	2,967,752
6,470	Robert Half International, Inc.	472,310
13,893	Rollins, Inc.	586,979
97,444	Visa, Inc. Class A	22,678,142
22,306	Waste Management, Inc.	3,703,911
		51,054,767
Air Transportation - 0.1%
7,678	Alaska Air Group, Inc. (a)	333,686
39,017	American Airlines Group, Inc. (a)	532,192
38,453	Delta Air Lines, Inc. (a)	1,319,322
35,672	Southwest Airlines Co.	1,080,505
19,594	United Continental Holdings, Inc. (a)	858,217
		4,123,922
Ambulatory Health Care Services - 0.1%
3,298	DaVita, Inc. (a)	298,007
5,283	Laboratory Corp. of America Holdings	1,197,709
3,483	Molina Healthcare, Inc. (a)	1,037,551
6,691	Quest Diagnostics, Inc.	928,778
72,733	Viatris, Inc.	678,599
		4,140,644
Amusement, Gambling, and Recreation Industries - 0.5%
15,764	Global Payments, Inc.	1,776,761
109,580	The Walt Disney Co. (a)	11,231,950
6,172	Wynn Resorts Ltd. (a)	705,336
		13,714,047
Shares		Fair Value
Apparel Manufacturing - 0.0% (†)
2,427	Ralph Lauren Corp.	$278,595
19,804	VF Corp.	465,592
		744,187
Beverage and Tobacco Product Manufacturing - 1.9%
107,041	Altria Group, Inc.	5,085,518
233,401	Coca-Cola Co.	14,972,674
9,709	Constellation Brands, Inc. Class A	2,227,924
50,924	Keurig Dr Pepper, Inc.	1,665,215
11,304	Molson Coors Brewing Co. Class B	672,362
45,739	Monster Beverage Corp. (a)	2,561,384
82,623	PepsiCo, Inc.	15,771,904
92,944	Philip Morris International, Inc.	9,291,612
		52,248,593
Broadcasting (except Internet) - 0.1%
17,791	FOX Corp. Class A	591,729
8,295	FOX Corp. Class B	253,329
30,290	ViacomCBS, Inc. Class B	706,666
		1,551,724
Broadcasting and Content Providers - 0.5%
6,283	Charter Communications, Inc. (a)	2,316,542
252,228	Comcast Corp. Class A	10,434,672
15,085	Dish Network Corp. (a)	113,288
132,483	Warner Bros Discovery, Inc. (a)	1,803,094
		14,667,596
Building Material and Garden Equipment and Supplies Dealers - 1.0%
36,285	Lowe's Companies, Inc.	7,541,112
3,210	Snap-on, Inc.	832,706
61,104	The Home Depot, Inc.	18,364,196
		26,738,014
Chemical Manufacturing - 6.2%
106,047	AbbVie, Inc.	16,025,823
13,329	Air Products & Chemicals, Inc.	3,923,524
7,026	Albemarle Corp.	1,303,042
32,030	Amgen, Inc.	7,678,872
8,602	Biogen, Inc. (a)	2,616,987
9,465	Bio-Techne Corp.	756,064
127,492	Bristol-Myers Squibb Co.	8,512,641
10,788	Catalent, Inc. (a)	540,695
6,014	Celanese Corp.	638,927
11,756	CF Industries Holdings, Inc.	841,495
14,612	Church & Dwight Co., Inc.	1,419,117
7,383	Clorox Co.	1,222,773
50,133	Colgate-Palmolive Co.	4,000,613
27,485	DuPont de Nemours, Inc.	1,916,254
7,155	Eastman Chemical Co.	602,952
14,855	Ecolab, Inc.	2,493,263
47,330	Eli Lilly and Company	18,736,054
7,509	FMC Corp.	927,962
74,772	Gilead Sciences, Inc.	6,147,006
11,109	Incyte Corp. (a)	826,621
15,267	International Flavors & Fragrances, Inc.	1,480,288

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Chemical Manufacturing (continued)
20,224	Kimberly-Clark Corp.	$2,930,255
29,523	Linde PLC ADR (Ireland)	10,907,272
15,214	LyondellBasell Industries N.V. Class A ADR (Netherlands)	1,439,397
152,063	Merck & Co., Inc.	17,558,715
20,420	Mosaic Co.	874,997
15,238	Organon & Co.	375,312
336,606	Pfizer, Inc.	13,090,607
14,077	PPG Industries, Inc.	1,974,440
141,453	Procter & Gamble Co.	22,120,420
6,461	Regeneron Pharmaceuticals, Inc. (a)	5,180,365
8,634	Sealed Air Corp.	414,346
15,414	Vertex Pharmaceuticals, Inc. (a)	5,252,012
4,440	West Pharmaceutical Services, Inc.	1,603,906
27,926	Zoetis, Inc.	4,908,832
		171,241,849
Clothing and Clothing Accessories Stores - 0.2%
69,295	TJX Companies, Inc.	5,461,832
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.1%
13,702	Bath & Body Works, Inc.	480,940
20,653	Ross Stores, Inc.	2,204,295
		2,685,235
Computer and Electronic Product Manufacturing - 15.6%
96,701	Advanced Micro Devices, Inc. (a)	8,642,168
17,740	Agilent Technologies, Inc.	2,402,528
357,175	Alphabet, Inc. Class A (a)	38,339,164
311,325	Alphabet, Inc. Class C (a)	33,691,591
13,773	AMETEK, Inc.	1,899,710
35,687	Amphenol Corp. Class A	2,693,298
30,401	Analog Devices, Inc.	5,468,532
891,839	Apple, Inc.	151,327,241
14,815	Arista Networks, Inc. (a)	2,372,770
1,260	Bio-Rad Laboratories, Inc. (a)	567,995
25,021	Broadcom, Inc.	15,675,656
246,324	Cisco Systems, Inc.	11,638,809
39,305	Danaher Corp.	9,311,748
8,145	Enphase Energy, Inc. (a)	1,337,409
38,839	Fortinet, Inc. (a)	2,448,799
21,180	Fortive Corp.	1,336,246
21,802	GE HealthCare Technologies, Inc. (a)	1,773,375
14,773	Hologic, Inc. (a)	1,270,626
51,844	HP, Inc.	1,540,285
4,975	IDEXX Laboratories, Inc. (a)	2,448,496
9,467	Illumina, Inc. (a)	1,946,036
248,067	Intel Corp.	7,704,961
54,210	International Business Machines Corp.	6,852,686
10,717	Keysight Technologies, Inc. (a)	1,550,107
11,391	L3 Harris Technologies, Inc.	2,222,954
32,842	Microchip Technology, Inc.	2,397,138
65,420	Micron Technology, Inc.	4,210,431
2,694	Monolithic Power Systems, Inc.	1,244,547
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
10,055	Motorola Solutions, Inc.	$2,930,027
12,913	NetApp, Inc.	812,099
8,596	Northrop Grumman Corp.	3,965,077
147,492	NVIDIA Corp.	40,927,555
15,567	NXP Semiconductors NV ADR (Netherlands)	2,548,941
25,907	ON Semiconductor Corp. (a)	1,864,268
24,846	Otis Worldwide Corp.	2,119,364
7,527	PerkinElmer, Inc.	982,198
6,021	Qorvo, Inc. (a)	554,414
66,851	Qualcomm, Inc.	7,808,197
87,852	Raytheon Technologies Corp.	8,776,415
6,317	Roper Technologies, Inc.	2,872,845
11,519	Seagate Technology Holdings PLC ADR (Ireland)	676,972
9,561	Skyworks Solutions, Inc.	1,012,510
3,373	SolarEdge Technologies, Inc. (a)	963,430
9,332	Teradyne, Inc.	852,758
54,338	Texas Instruments, Inc.	9,085,314
23,542	Thermo Fisher Scientific, Inc.	13,063,456
14,777	Trimble, Inc. (a)	695,997
3,532	Waters Corp. (a)	1,060,871
19,155	Western Digital Corp. (a)	659,698
3,055	Zebra Technologies Corp. Class A (a)	879,932
		429,427,644
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.2%
38,078	Fiserv, Inc. (a)	4,650,085
Construction of Buildings - 0.2%
18,709	D.R. Horton, Inc.	2,054,623
15,193	Lennar Corp. Class A	1,713,922
145	NVR, Inc. (a)	846,800
13,508	PulteGroup, Inc.	907,062
		5,522,407
Couriers and Messengers - 0.4%
13,939	FedEx Corp.	3,175,026
43,752	United Parcel Service, Inc. Class B	7,867,047
		11,042,073
Credit Intermediation and Related Activities - 3.7%
35,728	American Express Co.	5,764,355
418,565	Bank of America Corp.	12,255,583
44,134	Bank of New York Mellon Corp.	1,879,667
22,896	Capital One Financial Corp.	2,227,781
116,138	Citigroup, Inc.	5,466,616
29,520	Citizens Financial Group, Inc.	913,349
7,854	Comerica, Inc.	340,628
16,003	Discover Financial Services	1,655,830
35,626	Fidelity National Information Services, Inc.	2,091,959
40,980	Fifth Third Bancorp	1,073,676
11,143	First Republic Bank (b)	39,112
86,555	Huntington Bancshares, Inc.	969,416

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
175,863	JPMorgan Chase & Co.	$24,311,301
55,972	KeyCorp	630,245
10,169	M&T Bank Corp.	1,279,260
50,579	MasterCard, Inc. Class A	19,221,537
12,498	Northern Trust Corp.	976,844
24,088	PNC Financial Services Group, Inc.	3,137,462
55,981	Regions Financial Corp.	1,022,213
20,889	State Street Corp.	1,509,439
26,168	Synchrony Financial	772,218
79,558	Truist Financial Corp.	2,592,000
83,527	U.S. Bancorp	2,863,305
228,484	Wells Fargo & Co.	9,082,239
8,999	Zions Bancorp	250,712
		102,326,747
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
7,615	A.O. Smith Corp.	520,028
34,233	Emerson Electric Co.	2,850,240
3,815	Generac Holdings, Inc. (a)	389,969
6,850	Rockwell Automation, Inc.	1,941,358
18,972	TE Connectivity Ltd. ADR (Switzerland)	2,321,604
3,276	Whirlpool Corp.	457,297
		8,480,496
Electronics and Appliance Stores - 0.0% (†)
11,791	Best Buy Co., Inc.	878,665
Fabricated Metal Product Manufacturing - 0.2%
18,846	Ball Corp.	1,002,230
15,164	Nucor Corp.	2,247,001
9,846	Pentair PLC ADR (Ireland)	571,856
8,894	Stanley Black & Decker, Inc.	767,908
		4,588,995
Food and Beverage Stores - 0.1%
39,068	Kroger Co.	1,899,877
Food Manufacturing - 0.9%
32,830	Archer-Daniels-Midland Co.	2,563,366
9,008	Bunge Ltd. ADR	843,149
11,997	Campbell Soup Co.	651,437
35,340	General Mills, Inc.	3,132,184
17,379	Hormel Foods Corp.	702,807
15,338	Kellogg Co.	1,070,132
8,596	Lamb Weston Holdings, Inc.	961,119
15,040	McCormick & Co, Inc.	1,321,264
81,754	Mondelez International, Inc.	6,272,167
8,857	The Hershey Co.	2,418,492
6,385	The J.M. Smucker Co.	985,908
47,759	The Kraft Heinz Co.	1,875,496
17,148	Tyson Foods, Inc. Class A	1,071,579
		23,869,100
Food Services and Drinking Places - 1.0%
1,666	Chipotle Mexican Grill, Inc. (a)	3,444,655
7,295	Darden Restaurants, Inc.	1,108,329
2,163	Domino's Pizza, Inc.	686,688
43,888	McDonald's Corp.	12,979,876
Shares		Fair Value
Food Services and Drinking Places (continued)
68,882	Starbucks Corp.	$7,872,524
16,794	Yum! Brands, Inc.	2,360,900
		28,452,972
Funds, Trusts, and Other Financial Vehicles - 0.1%
9,163	Garmin Ltd. ADR (Switzerland)	899,532
13,446	T. Rowe Price Group, Inc.	1,510,389
		2,409,921
Gasoline Stations - 0.7%
106,681	Chevron Corp.	17,984,283
General Merchandise Retailers - 2.7%
534,586	Amazon.com, Inc. (a)	56,372,094
26,615	Costco Wholesale Corp.	13,393,200
12,495	Dollar Tree, Inc. (a)	1,920,606
32,544	eBay, Inc.	1,511,018
7,495	Etsy, Inc. (a)	757,220
		73,954,138
General Merchandise Stores - 0.7%
13,411	Dollar General Corp.	2,970,000
27,600	Target Corp.	4,353,900
84,079	Wal-Mart Stores, Inc.	12,693,407
		20,017,307
Health and Personal Care Retailers - 0.1%
42,948	Walgreens Boots Alliance, Inc.	1,513,917
Health and Personal Care Stores - 0.3%
77,017	CVS Health Corp.	5,646,116
3,009	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,659,253
		7,305,369
Hospitals - 0.1%
12,715	HCA Healthcare, Inc.	3,653,401
3,853	Universal Health Services, Inc. Class B	579,298
		4,232,699
Insurance Carriers and Related Activities - 4.6%
33,553	Aflac, Inc.	2,343,677
15,760	Allstate Corp.	1,824,378
44,543	American International Group, Inc.	2,362,561
12,312	Aon PLC ADR (United Kingdom)	4,003,616
22,198	Arch Capital Group Ltd. ADR (a)	1,666,404
12,721	Arthur J. Gallagher & Co.	2,646,731
3,210	Assurant, Inc.	395,247
108,020	Berkshire Hathaway, Inc. Class B (a)	35,489,971
14,079	Brown & Brown, Inc.	906,547
33,001	Centene Corp. (a)	2,274,759
24,854	Chubb Limited ADR (Switzerland)	5,009,572
17,928	Cigna Corp.	4,540,983
9,461	Cincinnati Financial Corp.	1,007,029
14,337	Elevance Health, Inc.	6,719,035
2,334	Everest Re Group Ltd. ADR	882,252

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
5,454	Globe Life, Inc.	$591,868
18,891	Hartford Financial Services Group, Inc.	1,341,072
7,462	Humana, Inc.	3,958,517
9,195	Lincoln National Corp.	199,807
11,702	Loews Corp.	673,684
29,680	Marsh & McLennan Companies, Inc.	5,348,039
39,535	MetLife, Inc.	2,424,682
13,635	Principal Financial Group, Inc.	1,018,398
35,108	Progressive Corp.	4,788,731
22,028	Prudential Financial, Inc.	1,916,436
13,871	Travelers Companies, Inc.	2,512,593
55,998	UnitedHealth Group, Inc.	27,556,056
12,231	W.R. Berkley Corp.	720,651
6,392	Willis Towers Watson PLC ADR (Ireland)	1,480,387
		126,603,683
Leather and Allied Product Manufacturing - 0.4%
74,703	NIKE, Inc. Class B	9,466,364
14,147	Tapestry, Inc.	577,339
		10,043,703
Machinery Manufacturing - 1.7%
50,524	Applied Materials, Inc.	5,710,728
60,317	Baker Hughes Co.	1,763,669
49,993	Carrier Global Corp.	2,090,707
31,187	Caterpillar, Inc.	6,823,716
8,463	Cummins, Inc.	1,989,144
16,221	Deere & Co.	6,131,862
65,353	General Electric Co.	6,467,986
4,506	IDEX Corp.	929,678
24,254	Ingersoll Rand, Inc.	1,382,963
8,053	Lam Research Corp.	4,220,416
1,288	Mettler-Toledo International, Inc. (a)	1,921,052
3,240	Nordson Corp.	700,844
7,723	Parker Hannifin Corp.	2,509,048
13,745	Trane Technologies PLC ADR (Ireland)	2,553,959
10,796	Xylem, Inc.	1,121,057
		46,316,829
Management of Companies and Enterprises - 0.4%
104,546	Abbott Laboratories	11,549,197
60,086	Carnival Corp. ADR (Panama) (a)	553,392
25,287	Norwegian Cruise Line Holdings Ltd. ADR (a)	337,581
		12,440,170
Merchant Wholesalers, Durable Goods - 0.6%
5,176	Cintas Corp.	2,359,066
25,694	Copart, Inc. (a)	2,031,111
34,206	Fastenal Co.	1,841,651
8,083	Henry Schein, Inc. (a)	653,187
2,367	Huntington Ingalls Industries, Inc.	477,329
Shares		Fair Value
Merchant Wholesalers, Durable Goods (continued)
41,217	Johnson Controls International PLC ADR (Ireland) ADR	$2,466,425
8,327	KLA-Tencor Corp.	3,218,719
15,206	LKQ Corp.	877,842
3,205	Mohawk Industries, Inc. (a)	339,410
2,328	Pool Corp.	817,873
2,705	W.W. Grainger, Inc.	1,881,517
15,252	WestRock Co.	456,492
		17,420,622
Merchant Wholesalers, Nondurable Goods - 0.6%
9,678	AmerisourceBergen Corp.	1,614,774
10,966	Brown Forman Corp. Class B	713,777
15,441	Cardinal Health, Inc.	1,267,706
28,586	ConAgra Brands, Inc.	1,085,125
16,614	Illinois Tool Works, Inc.	4,019,591
8,252	McKesson Corp.	3,005,709
30,437	Sysco Corp.	2,335,735
14,136	The Sherwin Williams Co.	3,357,865
		17,400,282
Mining (except Oil and Gas) - 0.3%
85,713	Freeport-McMoRan Copper & Gold, Inc.	3,249,380
3,753	Martin Marietta Materials, Inc.	1,363,089
47,550	Newmont Mining Corp.	2,253,870
7,947	Vulcan Materials Co.	1,391,679
		8,258,018
Miscellaneous Manufacturing - 3.0%
32,990	3M Co.	3,504,198
4,374	Align Technology, Inc. (a)	1,422,862
30,257	Baxter International, Inc.	1,442,654
16,997	Becton, Dickinson & Co.	4,492,477
85,898	Boston Scientific Corp. (a)	4,477,004
12,882	Dentsply Sirona, Inc.	540,142
23,138	DexCom, Inc. (a)	2,807,565
8,410	Dover Corp.	1,229,206
37,055	Edwards Lifesciences Corp. (a)	3,260,099
13,904	Estee Lauder Companies, Inc. Class A	3,430,395
7,813	Hasbro, Inc.	462,686
4,131	Insulet Corp. (a)	1,313,823
21,036	Intuitive Surgical, Inc. (a)	6,336,464
156,730	Johnson & Johnson	25,656,701
79,714	Medtronic PLC ADR (Ireland)	7,249,988
8,855	ResMed, Inc.	2,133,701
5,981	Steris PLC ADR (Ireland)	1,127,718
20,207	Stryker Corp.	6,055,027
2,818	Teleflex, Inc.	767,961
12,504	Textron, Inc.	837,018
2,936	The Cooper Companies, Inc.	1,119,937
12,552	Zimmer Biomet Holdings, Inc.	1,737,699
		81,405,325
Miscellaneous Store Retailers - 0.1%
6,657	Tractor Supply Co.	1,587,029

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Motion Picture and Sound Recording Industries - 0.4%
26,693	Netflix, Inc. (a)	$8,806,822
9,532	Take-Two Interactive Software, Inc. (a)	1,184,732
		9,991,554
Motor Vehicle and Parts Dealers - 0.3%
3,525	Advance Auto Parts, Inc.	442,493
1,127	AutoZone, Inc. (a)	3,001,550
9,492	CarMax, Inc. (a)	664,725
3,780	O'Reilly Automotive, Inc. (a)	3,467,432
		7,576,200
National Security and International Affairs - 0.0% (†)
8,241	Leidos Holdings, Inc.	768,556
Nonmetallic Mineral Product Manufacturing - 0.1%
45,613	Corning, Inc.	1,515,264
Oil and Gas Extraction - 0.7%
19,256	APA Corp.	709,584
47,294	Coterra Energy, Inc.	1,210,726
39,219	Devon Energy Corp.	2,095,471
49,941	Dominion Energy, Inc.	2,853,629
35,192	EOG Resources, Inc.	4,204,388
21,982	EQT Corp.	765,853
38,080	Marathon Oil Corp.	920,013
43,600	Occidental Petroleum Corp.	2,682,708
27,923	Phillips 66	2,764,377
		18,206,749
Paper Manufacturing - 0.0% (†)
5,555	Packaging Corp of America	751,369
Performing Arts, Spectator Sports, and Related Industries - 0.2%
42,695	Activision Blizzard, Inc. (a)	3,317,829
15,633	Electronic Arts, Inc.	1,989,768
		5,307,597
Petroleum and Coal Products Manufacturing - 1.6%
73,383	ConocoPhillips	7,550,377
246,929	Exxon Mobil Corp.	29,221,578
27,222	Marathon Petroleum Corp.	3,321,084
23,096	Valero Energy Corp.	2,648,418
		42,741,457
Pipeline Transportation - 0.1%
73,023	Williams Companies, Inc.	2,209,676
Plastics and Rubber Products Manufacturing - 0.0% (†)
4,885	Avery Dennison Corp.	852,335
22,543	Newell Rubbermaid, Inc.	273,897
		1,126,232
Primary Metal Manufacturing - 0.1%
22,038	Howmet Aerospace, Inc.	976,063
10,005	Steel Dynamics, Inc.	1,040,020
		2,016,083
Professional, Scientific, and Technical Services - 2.8%
37,715	Accenture PLC Class A ADR (Ireland)	10,571,137
8,076	CDW Corp.	1,369,609
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
3,009	Charles River Laboratories International, Inc. (a)	$572,071
30,498	Cognizant Technology Solutions Corp. Class A	1,821,036
13,648	DXC Technology Co. (a)	325,505
23,838	Eaton Corp PLC ADR (Ireland)	3,983,806
3,441	EPAM Systems, Inc. (a)	971,876
7,998	Extra Space Storage, Inc.	1,216,016
3,566	F5 Networks, Inc. (a)	479,128
21,328	International Paper Co.	706,170
23,289	Interpublic Group of Companies, Inc.	832,116
11,138	IQVIA Holdings, Inc. (a)	2,096,506
4,390	Jack Henry & Associates, Inc.	717,063
7,608	Jacobs Solutions, Inc.	878,420
19,429	Juniper Networks, Inc.	585,784
16,771	Match Group, Inc. (a)	618,850
133,445	Meta Platforms, Inc. (a)	32,069,502
19,805	Moderna, Inc. (a)	2,631,886
12,154	Omnicom Group, Inc.	1,100,788
19,222	Paychex, Inc.	2,111,729
2,881	Paycom Software, Inc. (a)	836,556
12,187	ServiceNow, Inc. (a)	5,598,951
2,817	Teledyne Technologies, Inc. (a)	1,167,365
5,534	VeriSign, Inc. (a)	1,227,441
9,382	Verisk Analytics, Inc. Class A	1,821,140
		76,310,451
Publishing Industries - 6.6%
27,460	Adobe Systems, Inc. (a)	10,367,798
5,202	ANSYS, Inc. (a)	1,633,012
12,923	Autodesk, Inc. (a)	2,517,271
16,438	Cadence Design Systems, Inc. (a)	3,442,939
9,189	Ceridian HCM Holding, Inc. (a)	583,318
16,847	Intuit, Inc.	7,479,226
446,345	Microsoft Corp.	137,143,965
6,375	PTC, Inc. (a)	801,911
59,956	Salesforce.com, Inc. (a)	11,893,472
9,108	Synopsys, Inc. (a)	3,381,982
2,453	Tyler Technologies, Inc. (a)	929,760
		180,174,654
Publishing Industries (except Internet) - 0.5%
9,464	Akamai Technologies, Inc. (a)	775,764
1,528	Fair Isaac Corp. (a)	1,112,308
76,840	Hewlett Packard Enterprise Co.	1,100,349
22,956	News Corp. Class A	404,255
7,101	News Corp. Class B	126,043
34,075	NortonLifeLock, Inc.	602,105
92,157	Oracle Corp.	8,729,111
		12,849,935
Rail Transportation - 0.4%
126,062	CSX Corp.	3,862,540
36,699	Union Pacific Corp.	7,181,994
		11,044,534

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Real Estate - 1.6%
9,477	Alexandria Real Estate Equities, Inc.	$1,176,854
27,880	American Tower Corp.	5,698,393
8,419	AvalonBay Communities, Inc.	1,518,535
8,527	Boston Properties, Inc.	455,001
6,626	Camden Property Trust	729,191
18,948	CBRE Group, Inc. Class A (a)	1,452,554
25,948	Crown Castle International Corp.	3,193,939
17,227	Digital Realty Trust, Inc.	1,708,057
20,452	Equity Residential	1,293,589
3,875	Essex Property Trust, Inc.	851,454
4,402	Federal Realty Investment Trust	435,314
32,815	Healthpeak Properties, Inc.	720,946
34,800	Invitation Homes, Inc.	1,161,276
37,066	Kimco Realty Corp.	711,297
6,883	Mid-America Apartment Communities, Inc.	1,058,605
55,346	Prologis, Inc.	6,932,086
9,493	Public Storage	2,798,821
37,594	Realty Income Corp.	2,362,407
9,196	Regency Centers Corp.	564,910
19,595	Simon Property Group, Inc.	2,220,505
18,558	UDR, Inc.	767,002
24,020	Ventas, Inc.	1,154,161
60,148	VICI Properties, Inc.	2,041,423
28,353	Welltower, Inc.	2,246,125
43,913	Weyerhaeuser Co.	1,313,438
		44,565,883
Rental and Leasing Services - 0.0% (†)
4,123	United Rentals, Inc.	1,488,857
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.9%
6,282	Ameriprise Financial, Inc.	1,916,764
9,005	BlackRock, Inc.	6,044,156
6,318	CBOE Holdings, Inc.	882,625
91,469	Charles Schwab Corp.	4,778,341
21,598	CME Group, Inc.	4,012,260
42,292	Dow, Inc.	2,300,685
17,127	Franklin Resources, Inc.	460,374
20,277	Goldman Sachs Group, Inc.	6,963,933
33,476	IntercontinentalExchange, Inc.	3,646,541
27,260	Invesco Ltd. ADR (a)	466,964
2,260	MarketAxess Holdings, Inc.	719,516
78,349	Morgan Stanley	7,049,059
4,787	MSCI, Inc. Class A	2,309,488
20,325	NASDAQ OMX Group, Inc.	1,125,395
11,633	Raymond James Financial, Inc.	1,053,135
19,742	S&P Global, Inc.	7,158,054
		50,887,290
Specialty Trade Contractors - 0.0% (†)
8,540	Quanta Services, Inc.	1,448,726
Support Activities for Agriculture and Forestry - 0.1%
42,703	Corteva, Inc.	2,610,007
Shares		Fair Value
Support Activities for Mining - 0.5%
11,018	Diamondback Energy, Inc.	$1,566,760
54,207	Halliburton Co.	1,775,279
16,607	Hess Corp.	2,409,011
14,231	Pioneer Natural Resources Co.	3,095,954
85,151	Schlumberger Ltd. ADR (Curaco) (a)	4,202,202
13,562	Targa Resources Corp.	1,024,338
		14,073,544
Support Activities for Transportation - 0.2%
7,053	C.H. Robinson Worldwide, Inc.	711,436
8,889	Expedia, Inc. (a)	835,210
9,568	Expeditors International of Washington, Inc.	1,089,221
4,979	J.B. Hunt Transport Services, Inc.	872,769
13,655	Norfolk Southern Corp.	2,772,375
		6,281,011
Telecommunications - 1.2%
427,398	AT&T, Inc.	7,552,123
5,556	Equinix, Inc.	4,022,988
67,810	PayPal Holdings, Inc. (a)	5,153,560
6,472	SBA Communications Corp.	1,688,480
35,538	T-Mobile US, Inc. (a)	5,113,918
251,837	Verizon Communications, Inc.	9,778,831
		33,309,900
Transportation Equipment Manufacturing - 2.3%
16,252	Aptiv PLC ADR (United Kingdom) (a)	1,671,681
33,717	Boeing Co. (a)	6,972,001
14,031	BorgWarner, Inc.	675,312
234,753	Ford Motor Co.	2,788,866
13,481	General Dynamics Corp.	2,943,442
83,613	General Motors Co.	2,762,573
40,095	Honeywell International, Inc.	8,012,585
13,618	Lockheed Martin Corp.	6,324,880
31,308	Paccar, Inc.	2,338,395
161,265	Tesla Motors, Inc. (a)	26,497,452
3,055	TransDigm Group, Inc.	2,337,075
10,869	Wabtec Corp.	1,061,575
		64,385,837
Truck Transportation - 0.1%
5,461	Old Dominion Freight Line, Inc.	1,749,650
Utilities - 2.3%
40,071	AES Corp.	948,080
15,069	Alliant Energy Corp.	830,905
15,518	Ameren Corp.	1,380,636
30,822	American Electric Power Co., Inc.	2,848,569
11,552	American Water Works Co., Inc.	1,712,584
8,556	Atmos Energy Corp.	976,582
37,705	CenterPoint Energy, Inc.	1,148,871
17,463	CMS Energy Corp.	1,087,246
21,273	Consolidated Edison, Inc.	2,094,752

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Utilities (continued)
19,597	Constellation Energy Corp.	$1,516,808
11,629	DTE Energy Co.	1,307,216
46,171	Duke Energy Corp.	4,565,389
22,930	Edison International	1,687,648
12,210	Entergy Corp.	1,313,552
13,768	Evergy, Inc.	855,130
20,855	Eversource Energy	1,618,557
59,557	Exelon Corp.	2,527,599
5,975	First Solar, Inc. (a)	1,090,916
32,584	FirstEnergy Corp.	1,296,843
118,652	Kinder Morgan, Inc.	2,034,882
119,142	NextEra Energy, Inc.	9,129,851
24,329	NiSource, Inc.	692,403
13,796	NRG Energy, Inc.	471,409
26,778	Oneok, Inc.	1,751,549
96,521	PG&E Corp. (a)	1,651,474
6,771	Pinnacle West Capital Corp.	531,253
44,153	PPL Corp.	1,268,074
29,909	Public Service Enterprise Group, Inc.	1,890,249
18,854	Sempra Energy	2,931,608
65,323	Southern Co.	4,804,507
18,905	WEC Energy Group, Inc.	1,818,094
32,838	Xcel Energy, Inc.	2,295,705
		62,078,941
Waste Management and Remediation Services - 0.1%
12,312	Republic Services, Inc.	1,780,561
Water Transportation - 0.0% (†)
13,173	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	861,909
Web Search Portals, Libraries, Archives, and Other Information Services - 0.1%
24,383	CoStar Group, Inc. (a)	1,876,272
Wholesale Electronic Markets and Agents and Brokers - 0.0% (†)
8,447	Genuine Parts Co.	1,421,715
Wood Product Manufacturing - 0.0% (†)
13,489	Masco Corp.	721,796
	TOTAL COMMON STOCKS (Cost $1,944,765,374)	$2,088,958,131
SHORT TERM INVESTMENTS - 19.1%
Money Market Funds - 19.1%
350,072,346	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$350,072,346
44,014,130	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	44,014,130
47,142	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	47,142
Shares		Fair Value
Money Market Funds (continued)
129,190,301	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	$129,190,301
	TOTAL SHORT TERM INVESTMENTS (Cost $523,323,919)	$523,323,919
	TOTAL INVESTMENTS (Cost $2,468,089,293) - 95.2% (e)	$2,612,282,050
	Other Assets in Excess of Liabilities - 4.8%	131,402,309
	TOTAL NET ASSETS - 100.0%	$2,743,684,359

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.005%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,838,553,181.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	5.4500% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	186,114	$740,136,409	$30,783,104
Total return of S&P 500® Index	5.3000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	163,533	643,574,594	33,770,704
Total return of S&P 500® Index	5.2500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	184,495	725,696,294	37,387,101
Total return of S&P 500® Index	5.1500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	203,011	805,427,934	36,099,130
Total return of S&P 500® Index	5.1200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	242,348	962,432,065	42,212,069
Total return of S&P 500® Index	5.2500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	236,366	941,271,889	36,927,361
Total return of S&P 500® Index	5.2700% representing 1 month SOFR rate + spread	Barclays	12/20/2023	257,337	1,019,812,857	44,009,844
					$5,838,352,042	$261,189,313

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 94.4%
Money Market Funds - 94.4%
413,418,786	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$413,418,786
126,872,033	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	126,872,033
181,234,057	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	181,234,057
345,385,277	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	345,385,277
	TOTAL SHORT TERM INVESTMENTS (Cost $1,066,910,153) (b)	$1,066,910,153
	TOTAL INVESTMENTS (Cost $1,066,910,153) - 94.4%	$1,066,910,153
	Other Assets in Excess of Liabilities - 5.6%	63,712,543
	TOTAL NET ASSETS - 100.0%	$1,130,622,696

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $787,821,460.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
4.8400% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	BNP Paribas	12/5/2023	105,176	$433,483,498	$(2,795,467)
5.1000% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Goldman Sachs	12/7/2023	148,704	607,916,121	(10,210,988)
5.0500% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/8/2023	127,183	525,516,480	(2,767,765)
4.9000% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	J.P. Morgan	12/12/2023	91,715	377,115,885	(4,435,062)
4.8000% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/13/2023	39,974	165,153,787	(1,284,797)
5.0500% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/19/2023	132,240	545,968,079	(4,299,434)
5.1300% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Barclays	12/20/2023	168,526	693,496,986	(3,781,406)
					$3,348,650,836	$(29,574,919)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 63.5%
4,112,765	iShares Russell 2000 ETF (a)	$720,556,428
	TOTAL INVESTMENT COMPANIES (Cost $728,926,906)	$720,556,428
SHORT TERM INVESTMENTS - 41.4%
Money Market Funds - 41.4%
320,400,267	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$320,400,267
15,810,002	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	15,810,002
133,162,022	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	133,162,022
	TOTAL SHORT TERM INVESTMENTS (Cost $469,372,291)	$469,372,291
	TOTAL INVESTMENTS (Cost $1,198,299,197) - 104.9% (c)	$1,189,928,719
	Liabilities in Excess of Other Assets - (4.9)%	(55,176,437)
	TOTAL NET ASSETS - 100.0%	$1,134,752,282

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,018,932,028.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	5.1400% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	293,273	$517,745,750	$(4,090,204)
Total return of Russell 2000® Index	4.5500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	136,193	238,090,500	1,502,870
Total return of Russell 2000® Index	5.1000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	211,936	387,551,592	(16,510,283)
Total return of Russell 2000® Index	5.4200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	354,042	634,764,977	(14,188,960)
Total return of Russell 2000® Index	5.1500% representing 1 month SOFR rate + spread	Societe Generale	12/18/2023	1,000	1,720,635	41,344
Total return of Russell 2000® Index	4.9900% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	296,435	523,576,357	(2,657,182)
Total return of Russell 2000® Index	5.1500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	224,168	405,173,885	(12,279,012)
					$2,708,623,696	$(48,181,427)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 98.9%
Money Market Funds - 98.9%
268,640,131	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$268,640,131
53,030,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	53,030,000
157,802,036	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	157,802,036
	TOTAL SHORT TERM INVESTMENTS (Cost $479,472,167) (b)	$479,472,167
	TOTAL INVESTMENTS (Cost $479,472,167) - 98.9%	$479,472,167
	Other Assets in Excess of Liabilities - 1.1%	5,438,122
	TOTAL NET ASSETS - 100.0%	$484,910,289

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $304,910,433.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
4.9400% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	BNP Paribas	12/5/2023	188,873	$347,426,274	$15,390,296
4.3500% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/8/2023	122,169	222,895,694	7,637,245
4.8000% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	J.P. Morgan	12/12/2023	113,201	213,960,814	15,026,800
5.0700% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/13/2023	99,579	185,708,215	10,618,703
4.7800% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/19/2023	183,098	339,963,116	18,019,678
4.7500% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Barclays	12/20/2023	115,448	203,346,342	(245,885)
					$1,513,300,455	$66,446,837

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 66.3%
13,538,306	iShares China Large-Cap ETF (a)	$383,540,209
	TOTAL INVESTMENT COMPANIES (Cost $379,456,469)	$383,540,209
SHORT TERM INVESTMENTS - 39.7%
Money Market Funds - 39.7%
166,059,639	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$166,059,639
23,260,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	23,260,000
40,577,349	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	40,577,349
	TOTAL SHORT TERM INVESTMENTS (Cost $229,896,988)	$229,896,988
	TOTAL INVESTMENTS (Cost $609,353,457) - 106.0% (c)	$613,437,197
	Liabilities in Excess of Other Assets - (6.0)%	(34,473,929)
	TOTAL NET ASSETS - 100.0%	$578,963,268

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $444,935,781.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares China Large-Cap ETF	5.1900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	11,374,623	$327,193,686	$(6,347,223)
Total return of iShares China Large-Cap ETF	5.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	12,483,162	352,897,381	(3,139,826)
Total return of iShares China Large-Cap ETF	5.4300% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	11,923,632	341,628,307	(9,173,844)
Total return of iShares China Large-Cap ETF	5.5500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	11,988,472	351,950,239	(13,892,813)
					$1,373,669,613	$(32,553,706)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.1%
Money Market Funds - 100.1%
82,206,657	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$82,206,657
52,727,716	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	52,727,716
	TOTAL SHORT TERM INVESTMENTS (Cost $134,934,373) (b)	$134,934,373
	TOTAL INVESTMENTS (Cost $134,934,373) - 100.1%	$134,934,373
	Liabilities in Excess of Other Assets - (0.1)%	(185,114)
	TOTAL NET ASSETS - 100.0%	$134,749,259

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $85,420,527.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
4.8000% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	BNP Paribas	12/5/2023	3,031,492	$92,562,830	$7,438,011
5.1000% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/8/2023	8,883,543	248,791,525	(1,720,463)
4.9300% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/13/2023	2,354,684	75,546,697	9,869,082
					$416,901,052	$15,586,630

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 43.0%
244,605	Vanguard FTSE Europe ETF (a)	$15,525,079
	TOTAL INVESTMENT COMPANIES (Cost $15,000,100)	$15,525,079
SHORT TERM INVESTMENTS - 51.3%
Money Market Funds - 51.3%
12,587,954	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$12,587,954
3,099,832	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	3,099,832
2,840,698	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	2,840,698
	TOTAL SHORT TERM INVESTMENTS (Cost $18,528,484)	$18,528,484
	TOTAL INVESTMENTS (Cost $33,528,584) - 94.3% (c)	$34,053,563
	Other Assets in Excess of Liabilities - 5.7%	2,053,746
	TOTAL NET ASSETS - 100.0%	$36,107,309

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $22,028,064.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Vanguard FTSE Europe ETF	5.0900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	461,795	$26,642,132	$2,509,032
Total return of Vanguard FTSE Europe ETF	4.8000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	283,717	16,218,953	1,687,209
Total return of Vanguard FTSE Europe ETF	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	278,617	16,230,456	1,306,409
Total return of Vanguard FTSE Europe ETF	5.5400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	131,382	7,791,422	491,136
Total return of Vanguard FTSE Europe ETF	5.2000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	306,555	17,673,075	1,648,858
					$84,556,038	$7,642,644

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 2.8%
62,284	iShares MSCI Emerging Markets ETF (a)	$2,437,173
	TOTAL INVESTMENT COMPANIES (Cost $2,614,721)	$2,437,173
SHORT TERM INVESTMENTS - 101.9%
Money Market Funds - 101.9%
46,391,918	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$46,391,918
43,578,304	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	43,578,304
	TOTAL SHORT TERM INVESTMENTS (Cost $89,970,222)	$89,970,222
	TOTAL INVESTMENTS (Cost $92,584,943) - 104.7% (c)	$92,407,395
	Liabilities in Excess of Other Assets - (4.7)%	(4,083,179)
	TOTAL NET ASSETS - 100.0%	$88,324,216

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $55,034,549.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	5.1500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	2,655,764	$103,095,647	$298,716
Total return of iShares MSCI Emerging Markets ETF	5.4000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	1,728,458	66,634,056	(11,961)
Total return of iShares MSCI Emerging Markets ETF	5.0900% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	2,325,123	94,442,586	(4,585,552)
					$264,172,289	$(4,298,797)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 102.5%
Money Market Funds - 102.5%
17,638,567	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$17,638,567
14,477,262	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	14,477,262
	TOTAL SHORT TERM INVESTMENTS (Cost $32,115,829) (b)	$32,115,829
	TOTAL INVESTMENTS (Cost $32,115,829) - 102.5%	$32,115,829
	Liabilities in Excess of Other Assets - (2.5)%	(773,434)
	TOTAL NET ASSETS - 100.0%	$31,342,395

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,101,393.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
4.5000% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	J.P. Morgan	12/12/2023	1,264,562	$47,255,105	$(1,963,965)
4.9300% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/13/2023	724,752	29,020,993	874,424
4.8400% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/19/2023	413,663	17,270,101	1,287,147
					$93,546,199	$197,606

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 44.1%
137,328	iShares MSCI Mexico ETF (a)(b)	$8,360,529
	TOTAL INVESTMENT COMPANIES (Cost $7,063,318)	$8,360,529
SHORT TERM INVESTMENTS - 77.2%
Money Market Funds - 77.2%
9,010,871	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$9,010,871
2,109,720	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	2,109,720
1,230,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	1,230,000
2,296,190	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	2,296,190
	TOTAL SHORT TERM INVESTMENTS (Cost $14,646,781)	$14,646,781
	TOTAL INVESTMENTS (Cost $21,710,099) - 121.3% (e)	$23,007,310
	Liabilities in Excess of Other Assets - (21.3)%	(4,040,884)
	TOTAL NET ASSETS - 100.0%	$18,966,426

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,864,259.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Mexico ETF	4.3000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	222,450	$11,574,103	$1,851,980
Total return of iShares MSCI Mexico ETF	5.3500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	248,353	12,574,112	2,303,595
Total return of iShares MSCI Mexico ETF	5.5500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	110,000	5,726,570	965,306
Total return of iShares MSCI Mexico ETF	5.3000% representing 1 month SOFR rate + spread	Goldman Sachs	2/21/2024	216,482	12,445,033	673,744
					$42,319,818	$5,794,625

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 51.4%
234,575	iShares MSCI South Korea ETF (a)	$14,231,665
	TOTAL INVESTMENT COMPANIES (Cost $13,889,242)	$14,231,665
SHORT TERM INVESTMENTS - 51.6%
Money Market Funds - 51.6%
4,329,000	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$4,329,000
290,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	290,000
9,654,220	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	9,654,220
	TOTAL SHORT TERM INVESTMENTS (Cost $14,273,220)	$14,273,220
	TOTAL INVESTMENTS (Cost $28,162,462) - 103.0% (c)	$28,504,885
	Liabilities in Excess of Other Assets - (3.0)%	(818,855)
	TOTAL NET ASSETS - 100.0%	$27,686,030

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,530,164.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea ETF	5.3000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	172,020	$10,102,632	$185,928
Total return of iShares MSCI South Korea ETF	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	329,148	19,198,269	598,918
Total return of iShares MSCI South Korea ETF	5.2500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	570,267	35,042,002	(703,813)
Total return of iShares MSCI South Korea ETF	5.4500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	63,006	3,979,331	(214,182)
					$68,322,234	$(133,149)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 65.6%
Administrative and Support Services - 0.1%
3,419	V2X, Inc. (a)	$147,701
Computer and Electronic Product Manufacturing - 21.5%
23,616	Aerojet Rocketdyne Holdings, Inc. (a)	1,332,178
24,344	L3 Harris Technologies, Inc.	4,750,732
18,100	Mercury Computer Systems, Inc. (a)	862,827
8,945	Moog, Inc. Class A	806,034
10,881	Northrop Grumman Corp.	5,019,079
235,698	Raytheon Technologies Corp.	23,546,230
		36,317,080
Credit Intermediation and Related Activities - 0.1%
14,296	Smith & Wesson Brands, Inc.	171,838
Electrical Equipment, Appliance, and Component Manufacturing - 2.6%
21,058	Axon Enterprise, Inc. (a)	4,437,131
Fabricated Metal Product Manufacturing - 3.7%
28,416	BWX Technologies, Inc.	1,835,105
11,934	Curtiss-Wright Corp.	2,026,751
9,040	RBC Bearings, Inc. (a)	2,052,171
5,504	Sturm, Ruger & Co, Inc.	316,810
		6,230,837
Merchant Wholesalers, Durable Goods - 2.7%
26,255	Hexcel Corp.	1,892,460
12,414	Huntington Ingalls Industries, Inc.	2,503,407
8,727	Kaman Corp.	192,605
		4,588,472
Miscellaneous Manufacturing - 2.6%
65,033	Textron, Inc.	4,353,309
Primary Metal Manufacturing - 3.0%
114,697	Howmet Aerospace, Inc.	5,079,930
Professional, Scientific, and Technical Services - 1.0%
23,262	Maxar Technologies, Inc.	1,226,373
10,317	Parsons Corp. (a)	448,789
		1,675,162
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
67,814	Rocket Lab USA, Inc. (a)	265,831
74,405	Virgin Galactic Holdings, Inc. (a)(b)	270,834
		536,665
Textile Mills - 0.1%
1,583	National Presto Industries, Inc.	107,676
Transportation Equipment Manufacturing - 27.9%
10,195	AAR Corp. (a)	538,092
7,837	AeroVironment, Inc. (a)	789,108
44,279	Archer Aviation, Inc. (a)	87,673
90,474	Boeing Co. (a)	18,708,214
22,294	General Dynamics Corp.	4,867,672
21,594	HEICO Corp.	2,898,563
12,314	HEICO Corp. Class A	2,076,633
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
39,236	Kratos Defense & Security Solutions, Inc. (a)	$506,144
18,596	Lockheed Martin Corp.	8,636,912
32,786	Spirit AeroSystems Holdings, Inc.	975,711
6,621	TransDigm Group, Inc.	5,065,065
20,251	Triumph Group, Inc. (a)	218,913
18,607	Woodward, Inc.	1,786,644
		47,155,344
	TOTAL COMMON STOCKS (Cost $104,517,929)	$110,801,145
SHORT TERM INVESTMENTS - 33.6%
Money Market Funds - 33.6%
44,039,383	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$44,039,383
1	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	1
12,686,036	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	12,686,036
	TOTAL SHORT TERM INVESTMENTS (Cost $56,725,420)	$56,725,420
	TOTAL INVESTMENTS (Cost $161,243,349) - 99.2% (e)	$167,526,565
	Other Assets in Excess of Liabilities - 0.8%	1,381,844
	TOTAL NET ASSETS - 100.0%	$168,908,409

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $133,263,214.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Aerospace & Defense Index	5.5900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	3,531	$97,664,106	$2,499,103
Total return of Dow Jones U.S. Select Aerospace & Defense Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,051	114,024,892	1,540,222
Total return of Dow Jones U.S. Select Aerospace & Defense Index	5.3500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	6,157	173,661,132	1,131,306
					$385,350,130	$5,170,631

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 76.1%
Accommodation - 3.1%
1,385	Caesars Entertainment Inc. (a)	$62,727
1,720	Hilton Worldwide Holdings, Inc.	247,714
2,121	Las Vegas Sands Corp. (a)	135,426
1,737	Marriott International, Inc. Class A	294,144
2,031	MGM Resorts International	91,232
		831,243
Administrative and Support Services - 2.5%
250	Booking Holdings, Inc. (a)	671,579
Amusement, Gambling, and Recreation Industries - 0.3%
666	Wynn Resorts Ltd. (a)	76,110
Apparel Manufacturing - 0.3%
265	Ralph Lauren Corp.	30,420
2,132	VF Corp.	50,123
		80,543
Building Material and Garden Equipment and Supplies Dealers - 10.2%
3,903	Lowe's Companies, Inc.	811,161
6,297	The Home Depot, Inc.	1,892,500
		2,703,661
Clothing and Clothing Accessories Stores - 2.2%
7,458	TJX Companies, Inc.	587,840
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 1.1%
1,474	Bath & Body Works, Inc.	51,737
2,223	Ross Stores, Inc.	237,261
		288,998
Construction of Buildings - 2.3%
2,017	D.R. Horton, Inc.	221,507
1,636	Lennar Corp. Class A	184,557
20	NVR, Inc. (a)	116,800
1,456	PulteGroup, Inc.	97,771
		620,635
Electrical Equipment, Appliance, and Component Manufacturing - 0.2%
352	Whirlpool Corp.	49,136
Electronics and Appliance Stores - 0.4%
1,271	Best Buy Co., Inc.	94,715
Food Services and Drinking Places - 9.8%
178	Chipotle Mexican Grill, Inc. (a)	368,037
786	Darden Restaurants, Inc.	119,417
228	Domino's Pizza, Inc.	72,383
3,225	McDonald's Corp.	953,794
7,418	Starbucks Corp.	847,803
1,807	Yum! Brands, Inc.	254,028
		2,615,462
Funds, Trusts, and Other Financial Vehicles - 0.4%
990	Garmin Ltd. ADR (Switzerland)	97,188
Shares		Fair Value
General Merchandise Retailers - 18.7%
44,894	Amazon.com, Inc. (a)	$4,734,072
3,502	eBay, Inc.	162,598
811	Etsy, Inc. (a)	81,935
		4,978,605
Health and Personal Care Stores - 0.7%
328	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	180,869
Leather and Allied Product Manufacturing - 3.9%
7,697	NIKE, Inc. Class B	975,364
1,524	Tapestry, Inc.	62,194
		1,037,558
Management of Companies and Enterprises - 0.4%
6,468	Carnival Corp. ADR (Panama) (a)	59,570
2,720	Norwegian Cruise Line Holdings Ltd. ADR (a)	36,312
		95,882
Merchant Wholesalers, Durable Goods - 0.8%
1,638	LKQ Corp.	94,562
340	Mohawk Industries, Inc. (a)	36,006
252	Pool Corp.	88,532
		219,100
Miscellaneous Manufacturing - 0.2%
838	Hasbro, Inc.	49,626
Miscellaneous Store Retailers - 0.6%
713	Tractor Supply Co.	169,979
Motor Vehicle and Parts Dealers - 3.1%
382	Advance Auto Parts, Inc.	47,952
121	AutoZone, Inc. (a)	322,260
1,020	CarMax, Inc. (a)	71,431
402	O'Reilly Automotive, Inc. (a)	368,759
		810,402
Plastics and Rubber Products Manufacturing - 0.1%
2,429	Newell Rubbermaid, Inc.	29,512
Support Activities for Transportation - 0.3%
954	Expedia, Inc. (a)	89,638
Transportation Equipment Manufacturing - 13.5%
1,749	Aptiv PLC ADR (United Kingdom) (a)	179,902
1,511	BorgWarner, Inc.	72,724
25,271	Ford Motor Co.	300,220
9,001	General Motors Co.	297,393
16,618	Tesla Motors, Inc. (a)	2,730,504
		3,580,743
Water Transportation - 0.3%
1,417	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	92,714

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.6%
910	Genuine Parts Co.	$153,162
	TOTAL COMMON STOCKS (Cost $19,934,167)	$20,204,900
SHORT TERM INVESTMENTS - 24.5%
Money Market Funds - 24.5%
2,991,217	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$2,991,217
280,079	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	280,079
3,229,768	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	3,229,768
	TOTAL SHORT TERM INVESTMENTS (Cost $6,501,064)	$6,501,064
	TOTAL INVESTMENTS (Cost $26,435,231) - 100.5% (c)	$26,705,964
	Liabilities in Excess of Other Assets - (0.5)%	(149,353)
	TOTAL NET ASSETS - 100.0%	$26,556,611

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,589,142.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Consumer Discretionary Select Sector Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	19,383	$28,282,247	$531,901
Total return of Consumer Discretionary Select Sector Index	5.4000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	15,722	21,144,596	2,055,917
Total return of Consumer Discretionary Select Sector Index	5.3500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	4,718	7,244,202	(263,299)
					$56,671,045	$2,324,519

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 72.5%
Administrative and Support Services - 1.9%
29,534	Cloudflare, Inc. (a)	$1,389,575
37,094	Teladoc Health, Inc. (a)	984,104
		2,373,679
Computer and Electronic Product Manufacturing - 13.8%
51,276	Alphabet, Inc. Class A (a)	5,503,966
44,704	Alphabet, Inc. Class C (a)	4,837,867
16,348	Arista Networks, Inc. (a)	2,618,296
98,878	Cisco Systems, Inc.	4,671,985
		17,632,114
Data Processing, Hosting and Related Services - 2.1%
22,151	Airbnb, Inc. (a)	2,650,810
General Merchandise Retailers - 10.0%
87,527	Amazon.com, Inc. (a)	9,229,722
45,800	eBay, Inc.	2,126,494
14,289	Etsy, Inc. (a)	1,443,618
		12,799,834
Motion Picture and Sound Recording Industries - 3.4%
13,280	Netflix, Inc. (a)	4,381,470
Nonstore Retailers - 1.4%
28,708	DoorDash, Inc. (a)	1,756,643
Other Information Services - 1.2%
64,921	Pinterest, Inc. (a)	1,493,183
Professional, Scientific, and Technical Services - 16.3%
24,013	Ciena Corp. (a)	1,105,558
19,557	GoDaddy, Inc. (a)	1,480,074
44,438	Juniper Networks, Inc.	1,339,806
37,323	Match Group, Inc. (a)	1,377,219
34,175	Meta Platforms, Inc. (a)	8,212,936
42,474	Nutanix, Inc. (a)	1,018,526
129,773	Snap, Inc. (a)	1,130,323
17,821	Snowflake, Inc. (a)	2,638,933
13,277	Workday, Inc. (a)	2,471,381
		20,774,756
Publishing Industries - 3.9%
25,419	Salesforce.com, Inc. (a)	5,042,367
Publishing Industries (except Internet) - 7.7%
19,929	Akamai Technologies, Inc. (a)	1,633,580
33,856	Box, Inc. (a)	895,830
36,504	Confluent, Inc. (a)	803,088
24,885	Datadog, Inc. (a)	1,676,751
52,628	Dropbox, Inc. (a)	1,070,453
44,532	Fastly, Inc. (a)	658,183
11,811	Veeva Systems, Inc. (a)	2,115,114
47,032	ZoomInfo Technologies, Inc. (a)	1,030,471
		9,883,470
Real Estate - 1.4%
324,593	Opendoor Technologies, Inc. (a)	447,938
8,422	Zillow Group, Inc. Class A (a)	360,293
23,572	Zillow Group, Inc. Class C (a)	1,026,325
		1,834,556
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
89,045	CommScope Holding Co., Inc. (a)	$438,992
Software - 4.1%
11,944	Atlassian Corp. (a)	1,763,651
23,823	DocuSign, Inc. (a)	1,177,809
18,154	Okta, Inc. (a)	1,244,094
24,479	Smartsheet, Inc. (a)	1,000,457
		5,186,011
Support Activities for Transportation - 1.2%
15,834	Expedia, Inc. (a)	1,487,763
Telecommunications - 3.8%
45,119	PayPal Holdings, Inc. (a)	3,429,044
23,959	Zoom Video Communications, Inc. (a)	1,471,801
		4,900,845
	TOTAL COMMON STOCKS (Cost $89,234,362)	$92,636,493
SHORT TERM INVESTMENTS - 29.3%
Money Market Funds - 29.3%
20,100,441	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$20,100,441
17,334,926	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	17,334,926
	TOTAL SHORT TERM INVESTMENTS (Cost $37,435,367)	$37,435,367
	TOTAL INVESTMENTS (Cost $126,669,729) - 101.8% (c)	$130,071,860
	Liabilities in Excess of Other Assets - (1.8)%	(2,245,059)
	TOTAL NET ASSETS - 100.0%	$127,826,801

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $104,012,409.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones Internet Composite Index	4.9000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	174,763	$113,315,176	$(590,809)
Total return of Dow Jones Internet Composite Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	86,010	52,315,375	2,802,877
Total return of Dow Jones Internet Composite Index	5.0500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	94,315	54,268,948	6,064,185
Total return of Dow Jones Internet Composite Index	5.1000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	93,452	54,335,715	5,479,381
					$274,235,214	$13,755,634

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 96.6%
Money Market Funds - 96.6%
20,883,562	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$20,883,562
22,228,582	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	22,228,582
	TOTAL SHORT TERM INVESTMENTS (Cost $43,112,144) (b)	$43,112,144
	TOTAL INVESTMENTS (Cost $43,112,144) - 96.6%	$43,112,144
	Other Assets in Excess of Liabilities - 3.4%	1,509,145
	TOTAL NET ASSETS - 100.0%	$44,621,289

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,608,153.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
4.7000% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	Bank of America Merrill Lynch	12/8/2023	117,313	$75,427,098	$(388,052)
4.8500% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	UBS Securities LLC	12/13/2023	40,963	25,945,903	(360,189)
4.8000% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	Citibank N.A.	12/19/2023	14,537	9,207,059	(150,566)
5.0000% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	J.P. Morgan	1/23/2024	33,636	22,168,080	484,189
					$132,748,140	$(414,618)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 65.4%
Administrative and Support Services - 6.6%
9,612	FactSet Research System, Inc.	$3,957,164
18,537	FleetCor Technologies, Inc. (a)	3,965,435
39,582	Moody's Corp.	12,393,916
408,279	Visa, Inc. Class A	95,018,772
		115,335,287
Amusement, Gambling, and Recreation Industries - 0.4%
66,111	Global Payments, Inc.	7,451,371
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.1%
159,563	Fiserv, Inc. (a)	19,485,833
Credit Intermediation and Related Activities - 24.4%
149,588	American Express Co.	24,134,528
1,753,684	Bank of America Corp.	51,347,867
184,810	Bank of New York Mellon Corp.	7,871,058
95,812	Capital One Financial Corp.	9,322,508
486,658	Citigroup, Inc.	22,906,992
123,735	Citizens Financial Group, Inc.	3,828,361
32,916	Comerica, Inc.	1,427,567
67,082	Discover Financial Services	6,940,974
149,104	Fidelity National Information Services, Inc.	8,755,387
171,714	Fifth Third Bancorp	4,498,907
46,678	First Republic Bank (b)	163,840
362,596	Huntington Bancshares, Inc.	4,061,075
737,005	JPMorgan Chase & Co.	101,883,571
234,514	KeyCorp	2,640,628
42,537	M&T Bank Corp.	5,351,155
211,993	MasterCard, Inc. Class A	80,563,700
52,371	Northern Trust Corp.	4,093,317
100,755	PNC Financial Services Group, Inc.	13,123,339
234,686	Regions Financial Corp.	4,285,366
87,692	State Street Corp.	6,336,624
109,804	Synchrony Financial	3,240,316
333,382	Truist Financial Corp.	10,861,585
350,054	U.S. Bancorp	11,999,851
957,421	Wells Fargo & Co.	38,057,485
37,597	Zions Bancorp	1,047,452
		428,743,453
Funds, Trusts, and Other Financial Vehicles - 0.4%
56,348	T. Rowe Price Group, Inc.	6,329,571
Insurance Carriers and Related Activities - 19.5%
140,667	Aflac, Inc.	9,825,590
66,092	Allstate Corp.	7,650,810
186,687	American International Group, Inc.	9,901,878
51,604	Aon PLC ADR (United Kingdom)	16,780,589
92,937	Arch Capital Group Ltd. ADR (a)	6,976,781
53,293	Arthur J. Gallagher & Co.	11,088,142
13,272	Assurant, Inc.	1,634,181
452,700	Berkshire Hathaway, Inc. Class B (a)	148,734,585
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
59,056	Brown & Brown, Inc.	$3,802,616
104,280	Chubb Limited ADR (Switzerland)	21,018,677
39,500	Cincinnati Financial Corp.	4,204,380
9,843	Everest Re Group Ltd. ADR	3,720,654
22,733	Globe Life, Inc.	2,466,985
79,177	Hartford Financial Services Group, Inc.	5,620,775
38,699	Lincoln National Corp.	840,929
49,003	Loews Corp.	2,821,103
124,379	Marsh & McLennan Companies, Inc.	22,411,852
165,591	MetLife, Inc.	10,155,696
57,181	Principal Financial Group, Inc.	4,270,849
146,962	Progressive Corp.	20,045,617
92,464	Prudential Financial, Inc.	8,044,368
58,077	Travelers Companies, Inc.	10,520,068
51,185	W.R. Berkley Corp.	3,015,820
26,819	Willis Towers Watson PLC ADR (Ireland)	6,211,280
		341,764,225
Professional, Scientific, and Technical Services - 0.2%
18,329	Jack Henry & Associates, Inc.	2,993,859
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 11.6%
26,456	Ameriprise Financial, Inc.	8,072,255
37,620	BlackRock, Inc.	25,250,544
26,660	CBOE Holdings, Inc.	3,724,402
383,257	Charles Schwab Corp.	20,021,346
90,392	CME Group, Inc.	16,792,122
71,651	Franklin Resources, Inc.	1,925,979
85,084	Goldman Sachs Group, Inc.	29,221,249
140,419	IntercontinentalExchange, Inc.	15,295,842
114,285	Invesco Ltd. ADR (a)	1,957,702
9,458	MarketAxess Holdings, Inc.	3,011,144
328,281	Morgan Stanley	29,535,441
20,099	MSCI, Inc. Class A	9,696,762
85,173	NASDAQ OMX Group, Inc.	4,716,029
48,702	Raymond James Financial, Inc.	4,408,992
82,705	S&P Global, Inc.	29,987,179
		203,616,988
Telecommunications - 1.2%
284,257	PayPal Holdings, Inc. (a)	21,603,532
	TOTAL COMMON STOCKS (Cost $1,093,844,104)	$1,147,324,119

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 40.8%
Money Market Funds - 40.8%
492,541,661	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$492,541,661
3,303,172	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	3,303,172
68,511,294	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	68,511,294
152,104,577	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	152,104,577
	TOTAL SHORT TERM INVESTMENTS (Cost $716,460,704)	$716,460,704
	TOTAL INVESTMENTS (Cost $1,810,304,808) - 106.2% (e)	$1,863,784,823
	Liabilities in Excess of Other Assets - (6.2)%	(108,980,279)
	TOTAL NET ASSETS - 100.0%	$1,754,804,544

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,502,732,618.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Financials Select Sector Index	5.6900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	1,375,000	$571,374,419	$(16,355,850)
Total return of Financials Select Sector Index	5.3500% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	1,291,561	504,529,047	21,814,500
Total return of Financials Select Sector Index	5.5000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	798,170	345,748,575	(23,529,677)
Total return of Financials Select Sector Index	5.3000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	1,584,880	624,416,785	21,508,440
Total return of Financials Select Sector Index	5.3900% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	1,394,003	573,663,945	(7,073,011)
Total return of Financials Select Sector Index	5.4500% representing 1 month SOFR rate + spread	Societe Generale	12/18/2023	7,000	2,987,138	(167,952)
Total return of Financials Select Sector Index	5.4000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,617,000	695,503,176	(42,732,374)
Total return of Financials Select Sector Index	5.3500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	2,005,414	855,770,316	(46,420,844)
					$4,173,993,401	$(92,956,768)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 105.8%
Money Market Funds - 105.8%
67,884,438	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$67,884,438
28,104,237	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	28,104,237
80,664,013	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	80,664,013
	TOTAL SHORT TERM INVESTMENTS (Cost $176,652,688) (b)	$176,652,688
	TOTAL INVESTMENTS (Cost $176,652,688) - 105.8%	$176,652,688
	Liabilities in Excess of Other Assets - (5.8)%	(9,606,082)
	TOTAL NET ASSETS - 100.0%	$167,046,606

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $116,459,355.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.0500% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Goldman Sachs	12/7/2023	328,880	$130,759,808	$(3,553,855)
5.3000% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Bank of America Merrill Lynch	12/8/2023	616,309	265,780,565	16,808,244
5.0500% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	J.P. Morgan	12/12/2023	137,185	57,996,510	2,480,934
5.1500% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	UBS Securities LLC	12/13/2023	115,718	51,208,906	4,263,934
4.8000% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Societe Generale	12/18/2023	28,000	10,713,177	(698,590)
					$516,458,966	$19,300,667

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 73.0%
Ambulatory Health Care Services - 1.0%
1,536	DaVita, Inc. (a)	$138,793
2,475	Laboratory Corp. of America Holdings	561,107
1,631	Molina Healthcare, Inc. (a)	485,858
3,102	Quest Diagnostics, Inc.	430,589
33,890	Viatris, Inc.	316,194
		1,932,541
Chemical Manufacturing - 26.6%
49,421	AbbVie, Inc.	7,468,501
14,922	Amgen, Inc.	3,577,400
4,024	Biogen, Inc. (a)	1,224,221
4,394	Bio-Techne Corp.	350,993
59,416	Bristol-Myers Squibb Co.	3,967,206
5,033	Catalent, Inc. (a)	252,254
22,039	Eli Lilly and Company	8,724,359
34,848	Gilead Sciences, Inc.	2,864,854
5,171	Incyte Corp. (a)	384,774
70,853	Merck & Co., Inc.	8,181,396
7,109	Organon & Co.	175,095
156,868	Pfizer, Inc.	6,100,597
3,005	Regeneron Pharmaceuticals, Inc. (a)	2,409,379
7,185	Vertex Pharmaceuticals, Inc. (a)	2,448,145
2,069	West Pharmaceutical Services, Inc.	747,406
13,025	Zoetis, Inc.	2,289,534
		51,166,114
Computer and Electronic Product Manufacturing - 8.4%
8,268	Agilent Technologies, Inc.	1,119,735
601	Bio-Rad Laboratories, Inc. (a)	270,925
18,317	Danaher Corp.	4,339,481
10,147	GE HealthCare Technologies, Inc. (a)	825,357
6,890	Hologic, Inc. (a)	592,609
2,315	IDEXX Laboratories, Inc. (a)	1,139,350
4,395	Illumina, Inc. (a)	903,436
3,531	PerkinElmer, Inc.	460,760
10,960	Thermo Fisher Scientific, Inc.	6,081,704
1,660	Waters Corp. (a)	498,598
		16,231,955
Health & Personal Care Stores - 1.4%
35,884	CVS Health Corp.	2,630,656
Hospitals - 1.0%
5,925	HCA Healthcare, Inc.	1,702,430
1,793	Universal Health Services, Inc. Class B	269,578
		1,972,008
Insurance Carriers and Related Activities - 10.9%
15,391	Centene Corp. (a)	1,060,902
8,347	Cigna Corp.	2,114,211
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
6,674	Elevance Health, Inc.	$3,127,770
3,492	Humana, Inc.	1,852,471
26,111	UnitedHealth Group, Inc.	12,848,962
		21,004,316
Machinery Manufacturing - 0.5%
618	Mettler-Toledo International, Inc. (a)	921,747
Management of Companies and Enterprises - 2.8%
48,726	Abbott Laboratories	5,382,761
Merchant Wholesalers, Durable Goods - 0.2%
3,789	Henry Schein, Inc. (a)	306,189
Merchant Wholesalers, Nondurable Goods - 1.4%
4,523	AmerisourceBergen Corp.	754,663
7,200	Cardinal Health, Inc.	591,120
3,827	McKesson Corp.	1,393,946
		2,739,729
Miscellaneous Manufacturing - 17.5%
2,030	Align Technology, Inc. (a)	660,359
14,103	Baxter International, Inc.	672,431
7,934	Becton, Dickinson & Co.	2,097,036
40,026	Boston Scientific Corp. (a)	2,086,155
6,006	Dentsply Sirona, Inc.	251,832
10,799	DexCom, Inc. (a)	1,310,351
17,277	Edwards Lifesciences Corp. (a)	1,520,030
1,941	Insulet Corp. (a)	617,316
9,791	Intuitive Surgical, Inc. (a)	2,949,245
73,062	Johnson & Johnson	11,960,249
37,172	Medtronic PLC ADR (Ireland)	3,380,793
4,104	ResMed, Inc.	988,900
2,775	Steris PLC ADR (Ireland)	523,226
9,422	Stryker Corp.	2,823,302
1,311	Teleflex, Inc.	357,274
1,379	The Cooper Companies, Inc.	526,020
5,864	Zimmer Biomet Holdings, Inc.	811,812
		33,536,331
Professional, Scientific, and Technical Services - 1.3%
1,422	Charles River Laboratories International, Inc. (a)	270,351
5,190	IQVIA Holdings, Inc. (a)	976,914
9,233	Moderna, Inc. (a)	1,226,973
		2,474,238
	TOTAL COMMON STOCKS (Cost $142,834,115)	$140,298,585

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 30.7%
Money Market Funds - 30.7%
13,782,127	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$13,782,127
4,535,855	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	4,535,855
40,577,815	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	40,577,815
	TOTAL SHORT TERM INVESTMENTS (Cost $58,895,797)	$58,895,797
	TOTAL INVESTMENTS (Cost $201,729,912) - 103.7% (c)	$199,194,382
	Liabilities in Excess of Other Assets - (3.7)%	(7,083,003)
	TOTAL NET ASSETS - 100.0%	$192,111,379

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $172,540,863.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Health Care Select Sector Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	183,300	$249,138,780	$(4,172,374)
Total return of Health Care Select Sector Index	5.4400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	69,809	90,354,329	3,404,888
Total return of Health Care Select Sector Index	5.4000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	70,208	97,146,995	(3,801,676)
					$436,640,104	$(4,569,162)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 64.3%
Building Material and Garden Equipment and Supplies Dealers - 5.5%
25,610	Lowe's Companies, Inc.	$5,322,526
26,430	MasterBrand, Inc. (a)	213,290
17,671	The Home Depot, Inc.	5,310,843
		10,846,659
Construction of Buildings - 38.1%
17,147	Beazer Homes USA, Inc. (a)	365,403
16,456	Century Communities, Inc.	1,108,147
181,838	D.R. Horton, Inc.	19,969,449
15,806	Green Brick Partners , Inc. (a)	589,090
47,498	KB Home	2,081,362
8,417	Lennar Corp.	823,351
147,537	Lennar Corp. Class A	16,643,649
11,926	LGI Homes, Inc. (a)	1,416,809
33,791	M.D.C Holdings, Inc.	1,384,417
15,960	M/I Homes, Inc. (a)	1,079,534
21,281	Meritage Homes Corp.	2,725,032
1,761	NVR, Inc. (a)	10,284,240
131,274	PulteGroup, Inc.	8,815,049
63,046	Taylor Morrison Home Corp. (a)	2,716,652
59,838	Toll Brothers, Inc.	3,824,247
58,721	TRI Pointe Group, Inc. (a)	1,684,118
		75,510,549
Fabricated Metal Product Manufacturing - 0.7%
12,365	PGT Innovations, Inc. (a)	317,286
8,779	Simpson Manufacturing Company, Inc.	1,104,223
		1,421,509
Furniture and Related Product Manufacturing - 0.1%
3,426	American Woodmark Corp. (a)	173,081
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 1.2%
4,702	Ethan Allen Interiors, Inc.	131,327
21,870	Floor & Decor Holdings, Inc. (a)	2,172,566
		2,303,893
Machinery Manufacturing - 0.1%
23,948	Hayward Holdings, Inc. (a)	288,334
Management of Companies and Enterprises - 0.3%
22,367	AZEK Company, Inc. (a)	607,040
Merchant Wholesalers, Durable Goods - 5.8%
10,461	Beacon Roofing Supply, Inc. (a)	629,543
30,333	Builders FirstSource, Inc. (a)	2,874,659
26,430	Fortune Brands Home & Security, Inc.	1,709,757
27,327	Leggett & Platt, Inc.	882,935
6,651	Lennox International, Inc.	1,874,983
6,037	Lumber Liquidators Holdings, Inc. (a)	19,862
10,866	Mohawk Industries, Inc. (a)	1,150,709
6,855	Watsco, Inc.	2,374,435
		11,516,883
Merchant Wholesalers, Nondurable Goods - 2.8%
23,412	The Sherwin Williams Co.	5,561,286
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing - 1.7%
7,429	Eagle Materials, Inc.	$1,101,052
19,261	Owens Corning	2,057,267
6,850	Quanex Building Products Corp.	130,835
		3,289,154
Specialty Trade Contractors - 3.0%
13,648	Installed Building Products, Inc.	1,696,037
18,606	TopBuild Corp. (a)	4,195,281
		5,891,318
Wood Product Manufacturing - 5.0%
4,706	Cavco Industries, Inc. (a)	1,412,835
17,382	JELD-WEN Holding, Inc. (a)	222,142
14,778	Louisiana-Pacific Corp.	882,838
46,413	Masco Corp.	2,483,560
4,592	Masonite International Corp. ADR (a)	419,755
30,874	Skyline Champion Corp. (a)	2,289,925
22,617	Trex Company, Inc. (a)	1,236,245
12,701	UFP Industries, Inc.	997,282
		9,944,582
	TOTAL COMMON STOCKS (Cost $109,198,673)	$127,354,288
SHORT TERM INVESTMENTS - 31.7%
Money Market Funds - 31.7%
33,435,949	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$33,435,949
451,238	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	451,238
28,933,613	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	28,933,613
	TOTAL SHORT TERM INVESTMENTS (Cost $62,820,800)	$62,820,800
	TOTAL INVESTMENTS (Cost $172,019,473) - 96.0% (c)	$190,175,088
	Other Assets in Excess of Liabilities - 4.0%	7,870,157
	TOTAL NET ASSETS - 100.0%	$198,045,245

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $143,961,720.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Home Construction Index	5.5900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	3,148	$39,036,349	$3,368,038
Total return of Dow Jones U.S. Select Home Construction Index	5.3500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	7,893	95,157,401	11,237,336
Total return of Dow Jones U.S. Select Home Construction Index	5.3500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	11,548	156,488,508	(1,578,371)
Total return of Dow Jones U.S. Select Home Construction Index	5.3000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	11,859	127,700,386	31,179,160
					$418,382,644	$44,206,163

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 68.1%
Administrative and Support Services - 5.1%
419	Allegion PLC ADR (Ireland)	$46,291
1,974	Automatic Data Processing, Inc.	434,280
561	Broadridge Financial Solutions, Inc.	81,575
584	Equifax, Inc.	121,694
513	Robert Half International, Inc.	37,449
1,103	Rollins, Inc.	46,602
1,770	Waste Management, Inc.	293,908
		1,061,799
Air Transportation - 1.6%
608	Alaska Air Group, Inc. (a)	26,424
3,100	American Airlines Group, Inc. (a)	42,284
3,056	Delta Air Lines, Inc. (a)	104,851
2,832	Southwest Airlines Co.	85,781
1,558	United Continental Holdings, Inc. (a)	68,241
		327,581
Building Material and Garden Equipment and Supplies Dealers - 0.3%
253	Snap-on, Inc.	65,631
Computer and Electronic Product Manufacturing - 7.8%
1,094	AMETEK, Inc.	150,896
1,682	Fortive Corp.	106,117
907	L3 Harris Technologies, Inc.	177,001
686	Northrop Grumman Corp.	316,431
1,977	Otis Worldwide Corp.	168,638
6,981	Raytheon Technologies Corp.	697,402
		1,616,485
Couriers and Messengers - 4.2%
1,106	FedEx Corp.	251,925
3,478	United Parcel Service, Inc. Class B	625,379
		877,304
Electrical Equipment, Appliance, and Component Manufacturing - 2.2%
605	A.O. Smith Corp.	41,316
2,723	Emerson Electric Co.	226,717
302	Generac Holdings, Inc. (a)	30,870
547	Rockwell Automation, Inc.	155,025
		453,928
Fabricated Metal Product Manufacturing - 0.5%
784	Pentair PLC ADR (Ireland)	45,535
705	Stanley Black & Decker, Inc.	60,869
		106,404
Machinery Manufacturing - 12.5%
3,975	Carrier Global Corp.	166,234
2,480	Caterpillar, Inc.	542,624
673	Cummins, Inc.	158,182
1,289	Deere & Co.	487,268
5,191	General Electric Co.	513,753
359	IDEX Corp.	74,069
1,930	Ingersoll Rand, Inc.	110,049
256	Nordson Corp.	55,375
611	Parker Hannifin Corp.	198,502
Shares		Fair Value
Machinery Manufacturing (continued)
1,092	Trane Technologies PLC ADR (Ireland)	$202,904
859	Xylem, Inc.	89,199
		2,598,159
Merchant Wholesalers, Durable Goods - 4.3%
412	Cintas Corp.	187,777
2,043	Copart, Inc. (a)	161,499
2,720	Fastenal Co.	146,445
190	Huntington Ingalls Industries, Inc.	38,316
3,275	Johnson Controls International PLC ADR (Ireland)	195,976
214	W.W. Grainger, Inc.	148,852
		878,865
Merchant Wholesalers, Nondurable Goods - 1.5%
1,323	Illinois Tool Works, Inc.	320,087
Miscellaneous Manufacturing - 2.1%
2,623	3M Co.	278,615
666	Dover Corp.	97,343
995	Textron, Inc.	66,605
		442,563
National Security and International Affairs - 0.3%
651	Leidos Holdings, Inc.	60,712
Primary Metal Manufacturing - 0.4%
1,755	Howmet Aerospace, Inc.	77,729
Professional, Scientific, and Technical Services - 3.7%
1,895	Eaton Corp PLC ADR (Ireland)	316,692
604	Jacobs Solutions, Inc.	69,738
1,529	Paychex, Inc.	167,976
230	Paycom Software, Inc. (a)	66,785
745	Verisk Analytics, Inc. Class A	144,612
		765,803
Publishing Industries - 0.2%
733	Ceridian HCM Holding, Inc. (a)	46,531
Rail Transportation - 4.2%
10,018	CSX Corp.	306,952
2,916	Union Pacific Corp.	570,661
		877,613
Rental and Leasing Services - 0.6%
331	United Rentals, Inc.	119,527
Specialty Trade Contractors - 0.6%
681	Quanta Services, Inc.	115,525
Support Activities for Transportation - 2.1%
561	C.H. Robinson Worldwide, Inc.	56,588
758	Expeditors International of Washington, Inc.	86,291
395	J.B. Hunt Transport Services, Inc.	69,239
1,085	Norfolk Southern Corp.	220,288
		432,406
Transportation Equipment Manufacturing - 11.5%
2,680	Boeing Co. (a)	554,170
1,072	General Dynamics Corp.	234,061
3,184	Honeywell International, Inc.	636,291
1,083	Lockheed Martin Corp.	502,999

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Transportation Equipment Manufacturing (continued)
2,487	Paccar, Inc.	$185,754
247	TransDigm Group, Inc.	188,955
867	Wabtec Corp.	84,680
		2,386,910
Truck Transportation - 0.7%
432	Old Dominion Freight Line, Inc.	138,408
Waste Management and Remediation Services - 0.7%
979	Republic Services, Inc.	141,583
Web Search Portals, Libraries, Archives, and Other Information Services - 0.7%
1,938	CoStar Group, Inc. (a)	149,129
Wood Product Manufacturing - 0.3%
1,073	Masco Corp.	57,416
	TOTAL COMMON STOCKS (Cost $15,281,688)	$14,118,098
SHORT TERM INVESTMENTS - 32.7%
Money Market Funds - 32.7%
1,885,112	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$1,885,112
3,270,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	3,270,000
1,631,397	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	1,631,397
	TOTAL SHORT TERM INVESTMENTS (Cost $6,786,509)	$6,786,509
	TOTAL INVESTMENTS (Cost $22,068,197) - 100.8% (c)	$20,904,607
	Liabilities in Excess of Other Assets - (0.8)%	(166,473)
	TOTAL NET ASSETS - 100.0%	$20,738,134

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,746,418.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Industrials Select Sector Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	16,096	$16,033,846	$91,587
Total return of Industrials Select Sector Index	5.3000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	12,629	12,757,555	(198,802)
Total return of Industrials Select Sector Index	5.1500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	18,977	19,027,623	(98,852)
					$47,819,024	$(206,067)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 66.4%
Administrative and Support Services - 3.0%
7,961	Royalty Pharma PLC ADR (United Kingdom)	$279,829
Ambulatory Health Care Services - 6.0%
4,513	Axsome Therapeutics, Inc. (a)	322,815
26,350	Viatris, Inc.	245,845
		568,660
Chemical Manufacturing - 48.7%
5,749	Aclaris Therapeutics, Inc. (a)	51,109
1,110	Amphastar Pharmaceuticals, Inc. (a)	39,705
439	ANI Pharmaceuticals, Inc. (a)	16,559
4,010	Bristol-Myers Squibb Co.	267,748
4,293	Cara Therapeutics, Inc. (a)	18,030
9,167	Cassava Sciences, Inc. (a)(b)	212,858
3,880	Catalent, Inc. (a)	194,465
2,499	Collegium Pharmaceutical, Inc. (a)	58,152
4,347	Corcept Therapeutics, Inc. (a)	97,938
6,017	CymaBay Therapeutics, Inc. (a)	64,743
27,534	Elanco Animal Health, Inc. (a)	260,747
836	Eli Lilly and Company	330,939
13,287	Esperion Therapeutics, Inc. (a)	17,539
3,795	Harmony Biosciences Holdings, Inc. (a)	122,351
4,515	Innoviva, Inc. (a)	52,961
4,313	Intra-Cellular Therapies, Inc. (a)	268,053
1,966	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	276,164
915	Ligand Pharmaceuticals, Inc. (a)	69,860
2,447	Merck & Co., Inc.	282,555
11,618	Organon & Co.	286,151
3,498	Pacira Pharmaceuticals, Inc. (a)	158,494
7,235	Perrigo Co. PLC ADR (Ireland)	269,070
6,690	Pfizer, Inc.	260,174
2,477	Pliant Therapeutics, Inc. (a)	69,975
1,724	Prestige Consumer Healthcare, Inc. (a)	106,078
7,049	Revance Therapeutics, Inc. (a)	224,370
2,498	Supernus Pharmaceuticals, Inc. (a)	92,076
2,927	Theravance Biopharma, Inc. ADR (a)	31,699
3,851	Ventyx Biosciences, Inc. (a)	144,798
1,631	Zoetis, Inc.	286,697
		4,632,058
Computer and Electronic Product Manufacturing - 0.2%
3,003	Ocular Therapeutix, Inc. (a)	18,619
Merchant Wholesalers, Nondurable Goods - 1.6%
5,451	Amylxy Pharmaceuticals, Inc. (a)	154,808
Miscellaneous Manufacturing - 3.0%
1,738	Johnson & Johnson	284,511
Shares		Fair Value
Professional, Scientific, and Technical Services - 3.9%
3,703	Arvinas, Inc. (a)	$97,056
2,763	DICE Therapeutics, Inc. (a)	89,798
1,854	Reata Pharmaceuticals, Inc. (a)	183,286
		370,140
	TOTAL COMMON STOCKS (Cost $6,493,988)	$6,308,625
SHORT TERM INVESTMENTS - 33.6%
Money Market Funds - 33.6%
978,531	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$978,531
550,595	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	550,595
1,662,382	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	1,662,382
	TOTAL SHORT TERM INVESTMENTS (Cost $3,191,508)	$3,191,508
	TOTAL INVESTMENTS (Cost $9,685,496) - 100.0% (e)	$9,500,133
	Other Assets in Excess of Liabilities - 0.0% (†)	3,427
	TOTAL NET ASSETS - 100.0%	$9,503,560

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,289,577.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Pharmaceuticals Select Industry Index	5.4400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	1,178	$5,570,394	$94,334
Total return of S&P Pharmaceuticals Select Industry Index	5.2500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,775	8,587,313	(118,029)
Total return of S&P Pharmaceuticals Select Industry Index	5.4000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	1,635	7,897,842	(118,972)
					$22,055,549	$(142,667)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 76.6%
Accommodation - 1.0%
30,044	Host Hotels & Resorts, Inc.	$485,811
Administrative and Support Services - 1.4%
12,216	Iron Mountain, Inc.	674,812
Professional, Scientific, and Technical Services - 1.8%
5,625	Extra Space Storage, Inc.	855,225
Real Estate - 64.2%
6,618	Alexandria Real Estate Equities, Inc.	821,823
19,563	American Tower Corp.	3,998,482
5,875	AvalonBay Communities, Inc.	1,059,674
5,995	Boston Properties, Inc.	319,893
4,624	Camden Property Trust	508,871
13,275	CBRE Group, Inc. Class A (a)	1,017,662
18,189	Crown Castle International Corp.	2,238,884
12,083	Digital Realty Trust, Inc.	1,198,029
14,309	Equity Residential	905,044
2,716	Essex Property Trust, Inc.	596,787
3,075	Federal Realty Investment Trust	304,087
22,976	Healthpeak Properties, Inc.	504,783
24,404	Invitation Homes, Inc.	814,362
25,989	Kimco Realty Corp.	498,729
4,851	Mid-America Apartment Communities, Inc.	746,084
38,785	Prologis, Inc.	4,857,821
6,639	Public Storage	1,957,376
26,352	Realty Income Corp.	1,655,960
6,469	Regency Centers Corp.	397,391
13,739	Simon Property Group, Inc.	1,556,903
12,992	UDR, Inc.	536,959
16,809	Ventas, Inc.	807,672
42,172	VICI Properties, Inc.	1,431,318
19,851	Welltower, Inc.	1,572,596
30,786	Weyerhaeuser Co.	920,809
		31,227,999
Telecommunications - 8.2%
3,890	Equinix, Inc.	2,816,671
4,533	SBA Communications Corp.	1,182,615
		3,999,286
	TOTAL COMMON STOCKS (Cost $40,126,504)	$37,243,133
Shares		Fair Value
SHORT TERM INVESTMENTS - 27.5%
Money Market Funds - 27.5%
4,214,560	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$4,214,560
9,162,594	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	9,162,594
	TOTAL SHORT TERM INVESTMENTS (Cost $13,377,154)	$13,377,154
	TOTAL INVESTMENTS (Cost $53,503,658) - 104.1% (c)	$50,620,287
	Liabilities in Excess of Other Assets - (4.1)%	(1,981,564)
	TOTAL NET ASSETS - 100.0%	$48,638,723

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $43,261,350.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Real Estate Select Sector Index	4.8500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	360,749	$69,135,083	$(2,470,899)
Total return of Real Estate Select Sector Index	5.0500% representing 1 month SOFR rate + spread	J.P. Morgan	1/8/2024	225,924	40,387,835	1,400,687
					$109,522,918	$(1,070,212)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 102.2%
Money Market Funds - 102.2%
96,491,771	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$96,491,771
77,787,625	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	77,787,625
	TOTAL SHORT TERM INVESTMENTS (Cost $174,279,396) (b)	$174,279,396
	TOTAL INVESTMENTS (Cost $174,279,396) - 102.2%	$174,279,396
	Liabilities in Excess of Other Assets - (2.2)%	(3,711,961)
	TOTAL NET ASSETS - 100.0%	$170,567,435

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $108,913,538.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
4.6500% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	Bank of America Merrill Lynch	12/8/2023	1,164,687	$223,917,575	$8,357,205
4.5500% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	J.P. Morgan	12/12/2023	484,384	88,216,631	(1,358,011)
4.6000% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	UBS Securities LLC	12/13/2023	1,113,353	207,506,089	1,754,021
					$519,640,295	$8,753,215

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 76.6%
Credit Intermediation and Related Activities - 70.2%
8,118	1st Source Corp.	$338,358
31,959	Amalgamated Financial Corp.	520,292
10,845	Amerant Bancorp, Inc.	201,717
61,414	Ameris Bancorp	2,057,369
230,780	Associated Banc-Corp	4,114,807
44,864	Atlantic Union Bankshares Corp.	1,284,008
54,786	Axos Financial, Inc. (a)	2,228,147
15,416	BancFirst Corp.	1,231,584
30,184	Bank of Hawaii Corp.	1,461,811
7,496	Bank of Marin Bancorp	132,154
166,304	Bank OZK	5,940,379
141,161	BankUnited, Inc.	3,183,181
29,095	Banner Corp.	1,452,422
49,721	Berkshire Hills Bancorp, Inc.	1,057,566
32,437	BOK Financial Corp.	2,720,491
108,435	Brookline Bancorp, Inc.	1,034,470
220,095	Cadence Bank	4,450,321
7,213	Camden National Corp.	230,455
146,114	Capitol Federal Financial, Inc.	905,907
55,962	Cathay General Bancorp	1,783,509
310,453	Citizens Financial Group, Inc.	9,605,416
11,702	City Holding Co.	1,067,105
10,660	Coastal Financial Corp. (a)	386,425
259,880	Columbia Banking System, Inc.	5,551,037
69,764	Commerce Bancshares, Inc.	3,896,319
37,787	Community Bank System, Inc.	1,887,838
9,459	Community Trust Bancorp, Inc.	340,619
26,611	ConnectOne Bancorp, Inc.	419,922
91,015	Customers Bancorp, Inc. (a)	1,987,768
115,936	CVB Financial Corp.	1,735,562
21,070	Dime Community Bancshares, Inc.	434,042
33,431	Eagle Bancorp, Inc.	839,118
154,404	East West Bancorp, Inc.	7,981,143
133,216	Eastern Bankshares, Inc.	1,551,966
22,043	Enterprise Financial Services Corp.	942,559
372,932	F.N.B. Corp.	4,281,259
24,183	FB Financial Corp.	711,706
6,542	Financial Institutions, Inc.	114,354
30,242	First Bancorp	930,849
226,114	First BanCorp ADR	2,656,839
24,606	First Bancshares, Inc.	617,611
25,539	First Busey Corp.	464,299
95,587	First Commonwealth Financial Corp.	1,192,926
54,266	First Financial Bancorp	1,123,306
77,925	First Financial Bankshares, Inc.	2,280,085
7,937	First Financial Corp.	274,223
100,259	First Hawaiian, Inc.	1,915,949
531,977	First Horizon National Corp.	9,336,196
30,620	First Merchants Corp.	893,492
130,738	First Republic Bank (b)	458,890
27,215	Flushing Finanicial Corp.	327,396
163,212	Fulton Financial Corp.	1,947,119
74,853	Glacier Bancorp, Inc.	2,487,365
3,711	Great Southern Bancorp, Inc.	188,816
90,449	Hancock Holding Co.	3,303,197
29,111	Hanmi Financial Corp. Class A	470,434
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
26,043	HarborOne Bancorp, Inc.	$279,962
24,834	Heartland Financial USA, Inc.	808,595
46,524	Heritage Commerce Corp.	395,454
37,355	Heritage Financial Corp.	657,822
57,540	Hilltop Holdings, Inc.	1,784,891
25,963	HomeStreet, Inc.	253,399
135,809	Hope Bancorp, Inc.	1,235,862
30,154	Horizon Bancorp, Inc.	317,522
799,706	Huntington Bancshares, Inc.	8,956,707
40,654	Independent Bank Corp. (Massachusetts)	2,276,624
16,765	Independent Bank Corp. (Michigan)	298,752
25,262	Independent Bank Group, Inc.	919,032
40,843	International Bancshares Corp.	1,742,771
41,404	Kearny Financial Corp.	322,537
32,560	Lakeland Bancorp, Inc.	466,910
17,603	Lakeland Financial Corp.	891,944
48,972	Live Oak Bancshares, Inc.	1,153,780
81,170	M&T Bank Corp.	10,211,186
5,398	Mercantile Bank Corp.	151,468
38,871	Meta Financial Group, Inc.	1,730,926
10,882	Midland States Bancorp, Inc.	217,640
34,874	NBT Bancorp, Inc.	1,124,338
1,450,736	New York Community Bancorp, Inc.	15,508,368
5,366	Nicolet Bankshares, Inc. (a)	307,525
112,895	Northwest Bancshares, Inc.	1,319,743
38,580	OceanFirst Financial Corp.	617,280
34,345	OFG Bancorp ADR	878,202
293,263	Old National Bancorp	3,932,657
28,457	Old Second Bancorp, Inc.	349,736
16,944	Origin Bancorp, Inc.	498,662
80,436	Pacific Premier Bancorp, Inc.	1,788,897
439,376	PacWest Bancorp (b)	4,459,666
7,942	Park National Corp.	860,277
11,672	Peapack-Gladstone Financial Corp.	310,008
19,427	Peoples Bancorp, Inc.	506,268
107,312	Pinnacle Financial Partners, Inc.	5,819,530
98,827	Popular, Inc. ADR	5,930,608
16,548	Preferred Bank	795,628
22,014	Premier Financial Corp.	365,653
91,388	Prosperity Bancshares, Inc.	5,722,717
65,623	Provident Financial Services, Inc.	1,147,090
527,260	Regions Financial Corp.	9,627,768
36,435	Renasant Corp.	1,024,552
25,487	S&T Bancorp, Inc.	701,657
43,949	Sandy Spring Bancorp, Inc.	987,973
127,160	Seacoast Banking Corp. of Florida	2,821,680
91,984	Simmons First National Corp.	1,537,053
16,312	Southside Bancshares, Inc.	517,580
26,457	Stellar Bancorp, Inc.	606,924
229,685	Synovus Financial Corp.	7,074,298
65,038	Texas Capital Bancshares, Inc. (a)	3,268,159
48,114	The Bancorp, Inc. (a)	1,535,318
6,159	Tompkins Financial Corp.	361,041

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
27,922	Towne Bank	$661,472
12,413	TriCo Bancshares	444,510
31,357	Triumph Bancorp, Inc. (a)	1,629,310
275,272	Truist Financial Corp.	8,968,362
14,728	TrustCo Bank Corp. NY	439,483
64,703	Trustmark Corp.	1,545,755
34,838	UMB Financial Corp.	2,216,045
91,048	United Bankshares, Inc.	3,016,420
92,512	United Community Banks, Inc.	2,303,549
15,277	Univest Corp. of Pennsylvania	307,373
532,749	Valley National Bancorp	4,997,186
75,166	Washington Federal, Inc.	2,107,655
14,054	Washington Trust Bancorp, Inc.	395,058
189,386	Webster Financial Corp.	7,064,098
27,500	WesBanco, Inc.	732,050
34,174	Westamerica Bancorp	1,384,389
214,994	Western Alliance Bancorp	7,980,577
78,202	Wintrust Financial Corp.	5,346,671
43,461	WSFS Financial Corp.	1,528,523
264,957	Zions Bancorp	7,381,702
		288,762,926
Management of Companies and Enterprises - 6.2%
67,608	Banc of California, Inc.	767,351
16,607	Byline Bancorp, Inc.	321,345
27,508	Central Pacific Financial Corp.	436,827
23,655	Colmombia Financial, Inc. (a)	396,931
72,633	Cullen/Frost Bankers, Inc.	8,007,788
91,584	First Foundation, Inc.	576,063
105,584	First Interstate BancSystem, Inc.	2,701,895
128,178	Home Bancshares, Inc.	2,790,435
19,727	Metropolitan Bank Holding Corp. (a)	633,039
50,281	National Bank Holdings Corp.	1,598,936
34,143	ServisFirst Bancshares, Inc.	1,724,222
67,680	South State Corp.	4,668,566
59,061	Veritex Holdings, Inc.	1,016,440
		25,639,838
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.2%
17,871	CrossFirst Bankshares, Inc. (a)	179,246
12,294	QCR Holdings, Inc.	508,972
		688,218
	TOTAL COMMON STOCKS (Cost $322,195,007)	$315,090,982
Shares		Fair Value
SHORT TERM INVESTMENTS - 33.5%
Money Market Funds - 33.5%
47,594,566	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$47,594,566
23,551,850	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	23,551,850
19,114,242	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	19,114,242
47,715,352	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	47,715,352
	TOTAL SHORT TERM INVESTMENTS (Cost $137,976,010)	$137,976,010
	TOTAL INVESTMENTS (Cost $460,171,017) - 110.1% (e)	$453,066,992
	Liabilities in Excess of Other Assets - (10.1)%	(41,408,134)
	TOTAL NET ASSETS - 100.0%	$411,658,858

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $371,069,140.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Regional Banks Select Industry Index	5.3500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	200,000	$280,009,784	$(12,625,335)
Total return of S&P Regional Banks Select Industry Index	5.3400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	67,414	95,615,167	(5,503,928)
Total return of S&P Regional Banks Select Industry Index	5.3000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	201,987	274,049,726	(3,661,826)
Total return of S&P Regional Banks Select Industry Index	5.3000% representing 1 month SOFR rate + spread	Goldman Sachs	3/5/2024	215,718	306,480,071	(18,180,857)
					$956,154,748	$(39,971,946)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 68.8%
Administrative and Support Services - 0.7%
16,211	Revolve Group, Inc. (a)	$334,757
Clothing and Clothing Accessories Stores - 14.4%
14,822	Abercrombie & Fitch Co. Class A (a)	348,910
6,678	Academy Sports & Outdoors Inc.	424,187
30,011	American Eagle Outfitters, Inc.	401,847
5,365	Boot Barn Holdings, Inc. (a)	388,802
16,704	Caleres, Inc.	380,851
54,905	Chicos FAS, Inc. (a)	276,721
9,705	Childrens Place Retail Stores, Inc. (a)(b)	287,656
44,269	Designer Brands, Inc.	362,563
36,773	Gap, Inc.	353,021
5,051	Genesco, Inc. (a)	175,068
17,946	Guess?, Inc.	338,282
21,916	Nordstrom, Inc. (b)	338,821
10,155	Shoe Carnival, Inc.	236,104
5,656	Signet Jewelers Ltd. ADR	416,168
10,602	The Buckle, Inc.	355,485
5,379	TJX Companies, Inc.	423,973
14,827	Urban Outfitters, Inc. (a)	401,219
12,552	Victoria's Secret & Co. (a)	389,237
12,117	Zumiez, Inc. (a)	211,866
		6,510,781
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 1.7%
10,723	Bath & Body Works, Inc.	376,377
3,837	Ross Stores, Inc.	409,523
		785,900
Electronics and Appliance Stores - 1.8%
5,084	Best Buy Co., Inc.	378,860
23,173	GameStop Corp. Class A (a)(b)	447,007
		825,867
Food and Beverage Stores - 4.7%
20,079	Albertsons Companies, Inc. Class A	419,651
14,971	Grocery Outlet Holding Corp. (a)	445,836
2,480	Ingles Markets, Inc.	228,259
8,487	Kroger Co.	412,723
12,106	Sprouts Farmers Market, Inc. (a)	419,594
2,158	Weis Markets, Inc.	178,014
		2,104,077
Food Services and Drinking Places - 1.0%
1,889	Casey's General Stores, Inc.	432,241
Gasoline Stations - 0.3%
1,651	TravelCenters of America Inc. (a)	142,201
General Merchandise Retailers - 4.8%
4,405	Amazon.com, Inc. (a)	464,507
848	Costco Wholesale Corp.	426,731
2,848	Dollar Tree, Inc. (a)	437,766
9,509	eBay, Inc.	441,503
3,773	Etsy, Inc. (a)	381,186
		2,151,693
Shares		Fair Value
General Merchandise Stores - 8.8%
29,052	Big Lots, Inc. (b)	$261,177
5,345	BJ's Wholesale Club Holdings, Inc. (a)	408,198
1,910	Burlington Stores, Inc. (a)	368,267
1,190	Dillard's, Inc. Class A	355,084
1,847	Dollar General Corp.	409,037
2,038	Five Below, Inc. (a)	402,220
16,099	Kohl's Corp.	354,661
20,404	Macy's, Inc.	333,401
3,039	PriceSmart, Inc.	223,914
2,527	Target Corp.	398,634
2,918	Wal-Mart Stores, Inc.	440,530
		3,955,123
Health and Personal Care Retailers - 0.9%
12,021	Walgreens Boots Alliance, Inc.	423,740
Health and Personal Care Stores - 1.4%
12,496	Petmed Express, Inc.	192,064
766	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	422,395
		614,459
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 0.2%
306	Winmark Corp.	102,180
Machinery Manufacturing - 0.8%
33,146	Leslie's, Inc. (a)	359,634
Merchant Wholesalers, Durable Goods - 0.5%
2,598	America's Car-Mart, Inc. (a)	208,853
Merchant Wholesalers, Nondurable Goods - 0.9%
9,322	Foot Locker, Inc.	391,431
Miscellaneous Manufacturing - 1.8%
19,917	National Vision Holdings, Inc. (a)	419,054
39,776	Petco Health & Wellness Co., Inc. (a)	396,169
		815,223
Miscellaneous Store Retailers - 4.3%
10,304	Chewy, Inc. (a)(b)	319,527
7,446	Ollie's Bargain Outlet Holdings, Inc. (a)	485,851
25,992	Sally Beauty Holdings, Inc. (a)	369,866
8,385	The ODP Corp. (a)	362,316
1,757	Tractor Supply Co.	418,869
		1,956,429
Motor Vehicle and Parts Dealers - 11.5%
3,120	Advance Auto Parts, Inc.	391,654
1,776	Asbury Automotive Group, Inc. (a)	343,585
2,892	AutoNation, Inc. (a)	380,876
168	AutoZone, Inc. (a)	447,436
6,272	CarMax, Inc. (a)	439,228
54,686	Carvana Co. (a)(b)	379,521
67,186	EVgo, Inc. (a)(b)	402,444
1,823	Group 1 Automotive, Inc.	409,227
11,848	MarineMax, Inc. (a)	345,014
1,577	Murphy USA, Inc.	434,038
486	O'Reilly Automotive, Inc. (a)	445,813

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Motor Vehicle and Parts Dealers (continued)
3,234	OneWater Marine. Inc. (a)(b)	$85,378
2,818	Penske Automotive Group, Inc.	390,518
7,141	Sonic Automotive, Inc.	317,917
		5,212,649
Nonstore Retailers - 1.4%
81,331	Stitch Fix, Inc. (a)	277,339
34,754	Warby Parker, Inc. (a)(b)	365,959
		643,298
Printing and Related Support Activities - 0.1%
6,273	Arko Corp.	52,442
Professional, Scientific, and Technical Services - 1.5%
14,677	Franchise Group, Inc. (b)	429,302
335,926	Qurate Retail, Inc. (a)	267,599
		696,901
Rental and Leasing Services - 0.9%
15,482	Upbound Group, Inc.	412,750
Repair and Maintenance - 0.9%
8,320	Monro Muffler Brake, Inc.	406,682
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 2.7%
18,152	Camping World Holdings, Inc. (b)	406,423
2,733	Dick's Sporting Goods, Inc.	396,313
6,118	Hibbett Sports, Inc.	332,391
12,333	Sportsman's Warehouse Holdings, Inc. (a)	76,711
		1,211,838
Truck Transportation - 0.8%
1,625	Lithia Motors, Inc. Class A	358,945
	TOTAL COMMON STOCKS (Cost $30,376,430)	$31,110,094
SHORT TERM INVESTMENTS - 43.5%
Money Market Funds - 43.5%
11,026,448	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$11,026,448
1	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	1
8,637,328	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	8,637,328
	TOTAL SHORT TERM INVESTMENTS (Cost $19,663,777)	$19,663,777
	TOTAL INVESTMENTS (Cost $50,040,207) - 112.3% (e)	$50,773,871
	Liabilities in Excess of Other Assets - (12.3)%	(5,579,541)
	TOTAL NET ASSETS - 100.0%	$45,194,330

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,393,617.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Retail Select Industry® Index	5.2000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	6,244	$41,678,552	$(1,530,028)
Total return of S&P Retail Select Industry® Index	5.3900% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	4,842	31,837,648	(584,543)
Total return of S&P Retail Select Industry® Index	5.2500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	5,045	34,221,446	(1,979,664)
					$107,737,646	$(4,094,235)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 76.0%
Accommodation - 1.9%
14,439	Caesars Entertainment Inc. (a)	$653,942
12,941	MGM Resorts International	581,310
		1,235,252
Air Transportation - 2.0%
32,887	American Airlines Group, Inc. (a)	448,579
11,774	Delta Air Lines, Inc. (a)	403,966
10,152	United Continental Holdings, Inc. (a)	444,657
		1,297,202
Amusement, Gambling, and Recreation Industries - 0.9%
4,783	Wynn Resorts Ltd. (a)	546,601
Apparel Manufacturing - 0.7%
4,060	Ralph Lauren Corp.	466,047
Broadcasting and Content Providers - 1.2%
41,799	Dish Network Corp. (a)	313,911
32,881	Warner Bros Discovery, Inc. (a)	447,510
		761,421
Chemical Manufacturing - 1.0%
1,852	Albemarle Corp.	343,472
6,231	Catalent, Inc. (a)	312,298
		655,770
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.6%
11,602	Bath & Body Works, Inc.	407,230
Computer and Electronic Product Manufacturing - 22.2%
8,586	Advanced Micro Devices, Inc. (a)	767,331
4,782	Alphabet, Inc. Class C (a)	517,508
2,580	Analog Devices, Inc.	464,090
3,041	Apple, Inc.	515,997
3,547	Arista Networks, Inc. (a)	568,088
757	Broadcom, Inc.	474,260
2,533	Enphase Energy, Inc. (a)	415,919
9,284	Fortinet, Inc. (a)	585,356
15,058	HP, Inc.	447,373
894	IDEXX Laboratories, Inc. (a)	439,991
2,551	Illumina, Inc. (a)	524,384
15,579	Intel Corp.	483,884
6,716	Microchip Technology, Inc.	490,201
8,751	Micron Technology, Inc.	563,214
1,560	Monolithic Power Systems, Inc.	720,673
3,550	NVIDIA Corp.	985,089
2,864	NXP Semiconductors NV ADR (Netherlands)	468,951
8,422	ON Semiconductor Corp. (a)	606,047
5,153	Qorvo, Inc. (a)	474,488
4,117	Qualcomm, Inc.	480,866
6,292	Seagate Technology Holdings PLC (Ireland)	369,781
4,431	Skyworks Solutions, Inc.	469,243
1,649	SolarEdge Technologies, Inc. (a)	471,004
5,383	Teradyne, Inc.	491,899
9,245	Trimble, Inc. (a)	435,439
11,884	Western Digital Corp. (a)	409,285
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
1,656	Zebra Technologies Corp. Class A (a)	$476,978
		14,117,339
Construction of Buildings - 2.5%
4,560	D.R. Horton, Inc.	500,779
4,486	Lennar Corp. Class A	506,066
8,473	PulteGroup, Inc.	568,962
		1,575,807
Credit Intermediation and Related Activities - 2.4%
4,120	Capital One Financial Corp.	400,876
3,837	Discover Financial Services	397,014
3,290	First Republic Bank (b)	11,548
4,837	State Street Corp.	349,522
13,379	Synchrony Financial	394,814
		1,553,774
Electrical Equipment, Appliance, and Component Manufacturing - 0.9%
5,823	Generac Holdings, Inc. (a)	595,227
Funds, Trusts, and Other Financial Vehicles - 0.8%
4,383	T. Rowe Price Group, Inc.	492,342
General Merchandise Retailers - 1.8%
5,855	Amazon.com, Inc. (a)	617,410
5,068	Etsy, Inc. (a)	512,020
		1,129,430
Insurance Carriers and Related Activities - 0.5%
14,871	Lincoln National Corp.	323,147
Leather and Allied Product Manufacturing - 1.5%
3,941	NIKE, Inc. Class B	499,404
11,357	Tapestry, Inc.	463,479
		962,883
Machinery Manufacturing - 2.0%
5,260	Applied Materials, Inc.	594,538
1,232	Lam Research Corp.	645,666
		1,240,204
Management of Companies and Enterprises - 1.8%
61,661	Carnival Corp. ADR (Panama) (a)	567,898
41,729	Norwegian Cruise Line Holdings Ltd. ADR (a)	557,082
		1,124,980
Merchant Wholesalers, Durable Goods - 2.1%
1,421	KLA-Tencor Corp.	549,273
3,653	Mohawk Industries, Inc. (a)	386,853
1,149	Pool Corp.	403,667
		1,339,793
Mining (except Oil and Gas) - 0.7%
11,548	Freeport-McMoRan Copper & Gold, Inc.	437,785
Miscellaneous Manufacturing - 3.4%
1,719	Align Technology, Inc. (a)	559,191
4,644	DexCom, Inc. (a)	563,503

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Miscellaneous Manufacturing (continued)
1,791	Estee Lauder Companies, Inc. Class A	$441,876
1,925	Intuitive Surgical, Inc. (a)	579,848
		2,144,418
Motion Picture and Sound Recording Industries - 0.8%
1,557	Netflix, Inc. (a)	513,701
Motor Vehicle and Parts Dealers - 0.7%
6,624	CarMax, Inc. (a)	463,879
Professional, Scientific, and Technical Services - 5.1%
1,569	EPAM Systems, Inc. (a)	443,148
13,103	Match Group, Inc. (a)	483,501
3,377	Meta Platforms, Inc. (a)	811,561
3,190	Moderna, Inc. (a)	423,919
1,798	Paycom Software, Inc. (a)	522,085
1,271	ServiceNow, Inc. (a)	583,923
		3,268,137
Publishing Industries - 8.6%
1,336	Adobe Systems, Inc. (a)	504,420
1,906	ANSYS, Inc. (a)	598,331
2,578	Autodesk, Inc. (a)	502,169
2,495	Cadence Design Systems, Inc. (a)	522,578
8,549	Ceridian HCM Holding, Inc. (a)	542,691
1,418	Intuit, Inc.	629,521
1,729	Microsoft Corp.	531,253
3,105	Salesforce.com, Inc. (a)	615,939
1,317	Synopsys, Inc. (a)	489,028
1,413	Tyler Technologies, Inc. (a)	535,569
		5,471,499
Rental and Leasing Services - 0.6%
1,048	United Rentals, Inc.	378,443
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.3%
1,280	Ameriprise Financial, Inc.	390,553
638	BlackRock, Inc.	428,226
14,348	Franklin Resources, Inc.	385,674
27,222	Invesco Ltd. ADR (a)	466,313
871	MSCI, Inc. Class A	420,214
		2,090,980
Support Activities for Transportation - 0.6%
4,214	Expedia, Inc. (a)	395,947
Telecommunications - 0.9%
7,131	PayPal Holdings, Inc. (a)	541,956
Transportation Equipment Manufacturing - 3.0%
5,129	Aptiv PLC ADR (United Kingdom) (a)	527,569
37,936	Ford Motor Co.	450,680
11,774	General Motors Co.	389,013
3,119	Tesla Motors, Inc. (a)	512,483
		1,879,745
Truck Transportation - 0.6%
1,243	Old Dominion Freight Line, Inc.	398,245
Shares		Fair Value
Water Transportation - 0.9%
8,521	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	$557,529
	TOTAL COMMON STOCKS (Cost $48,059,971)	$48,366,713
SHORT TERM INVESTMENTS - 27.9%
Money Market Funds - 27.9%
12,061,657	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$12,061,657
233,563	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	233,563
5,412,671	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	5,412,671
	TOTAL SHORT TERM INVESTMENTS (Cost $17,707,891)	$17,707,891
	TOTAL INVESTMENTS (Cost $65,767,862) - 103.9% (e)	$66,074,604
	Liabilities in Excess of Other Assets - (3.9)%	(2,484,002)
	TOTAL NET ASSETS - 100.0%	$63,590,602

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $51,312,201.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® High Beta Index	4.8300% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	3,671	$60,453,001	$(2,574,541)
Total return of S&P 500® High Beta Index	5.2000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,792	28,809,314	(592,070)
Total return of S&P 500® High Beta Index	5.2500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	3,512	53,353,015	1,794,776
					$142,615,330	$(1,371,835)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 105.8%
Money Market Funds - 105.8%
41,110,530	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$41,110,530
15,401,045	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	15,401,045
11,778,479	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	11,778,479
	TOTAL SHORT TERM INVESTMENTS (Cost $68,290,054) (b)	$68,290,054
	TOTAL INVESTMENTS (Cost $68,290,054) - 105.8%	$68,290,054
	Liabilities in Excess of Other Assets - (5.8)%	(3,728,547)
	TOTAL NET ASSETS - 100.0%	$64,561,507

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $39,353,840.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.0500% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	Bank of America Merrill Lynch	12/8/2023	1,752	$30,298,851	$2,774,671
4.5500% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	J.P. Morgan	12/12/2023	1,623	25,633,609	49,314
4.6200% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	UBS Securities LLC	12/13/2023	4,719	81,162,114	6,865,899
5.0000% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	Barclays	12/20/2023	4,113	66,565,594	1,595,828
					$203,660,168	$11,285,712

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 75.8%
Administrative and Support Services - 0.3%
196,256	Day One Biopharmaceuticals (a)	$2,433,574
Ambulatory Health Care Services - 1.3%
417,657	CareDx, Inc. (a)	3,378,845
64,585	Keros Therapeutics, Inc. (a)	2,864,668
129,020	Natera, Inc. (a)	6,543,894
		12,787,407
Apparel Manufacturing - 0.2%
418,659	Sana Biotechnology, Inc. (a)(b)	2,214,706
Chemical Manufacturing - 48.3%
227,622	2seventy bio, Inc. (a)	2,164,685
327,601	89BIO, Inc. (a)	5,235,064
46,430	AbbVie, Inc.	7,016,502
340,828	Acadia Pharmaceuticals Inc. (a)	7,269,861
1,006,313	ADMA Biologics, Inc. (a)	3,371,149
211,319	Agios Pharmaceuticals, Inc. (a)	4,832,866
262,174	Alkermes PLC ADR (Ireland) (a)	7,485,068
38,100	Alnylam Pharmaceuticals, Inc. (a)	7,589,520
529,761	Altimmune, Inc. (a)	2,675,293
30,685	Amgen, Inc.	7,356,422
609,876	Amicus Therapeutics, Inc. (a)	7,037,969
145,081	Arcellx, Inc. (a)	6,192,057
163,847	Arcturus Therapeutics Holdings, Inc. (a)	4,361,607
421,471	Arcus Biosciences Inc. (a)	7,523,257
312,566	Arcutis Biotherapeutics, Inc. (a)	4,325,913
181,288	Avid Bioservices, Inc. (a)	3,272,248
216,964	Beam Therapeutics, Inc. (a)	6,662,964
841,462	BioCryst Pharmaceuticals, Inc. (a)	6,403,526
27,244	Biogen, Inc. (a)	8,288,442
77,148	BioMarin Pharmaceutical, Inc. (a)	7,409,294
152,932	Bioxcel Therapeutics Inc. (a)(b)	3,153,458
1,664,350	bluebird bio, Inc. (a)	7,239,922
165,926	Blueprint Medicines Corp. (a)	8,470,522
274,768	BridgeBio Pharma, Inc. (a)	3,989,631
239,718	Caribou Biosciences, Inc. (a)	1,030,787
476,561	Catalyst Pharmaceuticals, Inc. (a)	7,586,851
149,512	Celldex Therapeutics, Inc. (a)	4,700,657
185,685	Chinook Therapeutics, Inc. (a)(b)	3,715,557
248,289	Cogent Biosciences, Inc. (a)	2,671,590
410,890	Coherus BioSciences, Inc. (a)	2,970,735
132,062	Crinetics Pharmaceuticals, Inc. (a)	2,580,491
1,165,290	CTI BioPharma Corp. (a)	5,663,309
239,977	Deciphera Pharmaceuticals, Inc. (a)	3,410,073
263,515	Denali Therapeutics, Inc. (a)	6,545,713
392,912	Emergent Biosolutions, Inc. (a)	3,469,413
52,412	Enanta Pharmaceuticals, Inc. (a)	1,863,247
251,988	FibroGen, Inc. (a)	4,314,035
1,891,596	Geron Corp. (a)	4,653,326
Shares		Fair Value
Chemical Manufacturing (continued)
87,768	Gilead Sciences, Inc.	$7,215,407
167,651	Halozyme Therapeutics, Inc. (a)	5,386,627
1,402,786	Immunogen, Inc. (a)	7,561,017
97,040	Incyte Corp. (a)	7,220,746
387,793	Insmed, Inc. (a)	7,561,963
194,544	Intellia Therapeutics, Inc. (a)	7,344,036
267,082	Intercept Pharmaceuticals, Inc. (a)	4,625,860
205,379	Ionis Pharmaceuticals, Inc. (a)	7,264,255
638,007	Ironwood Pharmaceuticals, Inc. Class A (a)	6,641,653
116,995	iTeos Therapeutics, Inc. (a)	1,607,511
38,973	Karuna Therapeutics, Inc. (a)	7,733,802
936,522	Karyopharm Therapeutics, Inc. (a)	3,352,749
132,612	Kiniksa Pharmaceuticals, Ltd. (a)	1,425,579
63,083	Krystal Biotech, Inc. (a)	5,298,972
28,802	Madrigal Pharmaceuticals, Inc. (a)	8,986,224
1,418,176	MannKind Corp. (a)	5,459,978
498,014	Mersana Therapeutics Inc. (a)	2,181,301
32,664	Mink Therapeutics, Inc. (a)	58,469
88,300	Mirum Pharmaceuticals, Inc. (a)	2,370,855
60,292	Morphic Holding, Inc. (a)	2,849,400
174,180	Myriad Genetics, Inc. (a)	3,708,292
72,845	Neurocrine Biosciences, Inc. (a)	7,360,259
1,069,841	Novavax, Inc. (a)(b)	8,205,680
60,969	Prometheus Biosciences, Inc. (a)	11,824,938
145,244	Prothena Corp. PLC ADR (Ireland) (a)	7,642,739
157,634	PTC Therapeutics, Inc. (a)	8,691,939
114,278	RAPT Therapeutics, Inc. (a)	2,079,860
9,305	Regeneron Pharmaceuticals, Inc. (a)	7,460,656
132,319	REGENXBIO, Inc. (a)	2,561,696
222,227	Replimune Group Inc. (a)	3,717,858
261,674	Rhythm Pharmaceuticals, Inc. (a)	5,277,965
307,078	Rocket Pharmaceuticals, Inc. (a)	5,502,838
169,939	Sage Therapeutics, Inc. (a)	8,301,520
632,340	Sangamo Therapeutics, Inc. (a)	929,540
48,548	Sarepta Therapeutics, Inc. (a)	5,960,238
40,384	Seagen, Inc. (a)	8,076,800
245,347	Seres Therapeutics, Inc. (a)	1,196,067
224,385	SpringWorks Therapeutics, Inc. (a)	5,246,121
221,240	Sutro Biopharma, Inc. (a)	942,482
290,065	Syndax Pharmaceuticals Inc. (a)	5,960,836
495,253	TG Therapeutics, Inc. (a)	12,297,132
334,813	Travere Therapeutics, Inc. (a)	7,221,916
442,072	Twist Bioscience Corp. (a)	5,517,059
180,055	Ultragenyx Pharmaceutical, Inc. (a)	7,863,002
221,261	uniQure N.V. ADR (Netherlands) (a)	4,294,676
30,572	United Therapeutics Corp. (a)	7,035,534
235,913	Vanda Pharmaceuticals, Inc. (a)	1,448,506
298,137	Veracyte, Inc. (a)	6,749,822

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
Chemical Manufacturing (continued)
111,654	Vericel Corp. (a)	$3,518,218
24,338	Vertex Pharmaceuticals, Inc. (a)	8,292,687
181,402	Viridian Therapeutics, Inc. (a)	5,084,698
130,135	Xencor, Inc. (a)	3,440,769
		480,061,771
Hospitals - 0.3%
70,274	Nuvalent, Inc. (a)	2,486,997
Merchant Wholesalers, Nondurable Goods - 3.6%
168,723	Akero Therapeutics, Inc. (a)	7,548,667
387,290	Allakos, Inc. (a)	1,645,983
579,110	Atara Biotherapeutics, Inc. (a)	1,569,388
157,222	Protagonist Therapeutics Inc. (a)	3,553,217
454,942	Relay Therapeutics, Inc. (a)	5,172,691
554,133	Viking Therapeutics, Inc. (a)	11,808,574
214,149	Zentalis Pharmaceuticals, Inc. (a)	4,717,702
		36,016,222
Miscellaneous Manufacturing - 1.1%
29,722	Anika Therapeutics, Inc. (a)	762,666
2,335,413	Inovio Pharmaceuticals, Inc. (a)	1,804,107
175,860	MiMedx Group, Inc. (a)	673,544
177,938	Mirati Therapeutics, Inc. (a)	7,884,433
		11,124,750
Pharmaceuticals, Biotechnology & Life Sciences - 0.5%
365,473	Biohaven, Ltd. (a)	4,780,387
Professional, Scientific, and Technical Services - 17.0%
138,227	4D Molecular Therapeutics, Inc. (a)	2,489,468
2,237,137	Agenus, Inc. (a)	3,378,077
254,477	Alector, Inc. (a)	1,679,548
694,313	Allogene Therapeutics, Inc. (a)(b)	3,770,120
79,230	AnaptysBio, Inc. (a)	1,649,569
477,039	Anavex Life Sciences Corp. (a)(b)	3,883,097
112,159	Apellis Pharmaceuticals, Inc. (a)	9,357,425
1,587,522	Ardelyx, Inc. (a)	7,080,348
265,170	Arrowhead Pharmaceuticals, Inc. (a)	9,389,670
316,489	Avidity Biosciences, Inc. (a)	3,924,464
161,455	Crispr Therapeutics AG ADR (Switzerland) (a)	7,901,608
195,969	Cytokinetics, Inc. (a)	7,329,241
554,776	Dynavax Technologies Corp. (a)(b)	5,775,218
701,797	Editas Medicine, Inc. (a)	5,726,664
112,508	Exact Sciences Corp. (a)	7,208,388
418,222	Exelixis, Inc. (a)	7,653,463
1,429,506	Fate Therapeutics, Inc. (a)	8,677,101
63,451	Horizon Therapeutics PLC ADR (Ireland) (a)	7,053,213
130,847	IDEAYA Biosciences, Inc. (a)	2,389,266
158,985	Inhibrx, Inc. (a)	3,338,685
323,543	Iveric Bio, Inc. (a)	10,641,329
255,559	Kezar Life Sciences, Inc. (a)	621,008
281,563	Kura Oncology, Inc. (a)	2,742,424
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
214,343	Kymera Therapeutics, Inc. (a)	$6,760,378
519,145	Lyell Immunopharma, Inc. (a)	1,053,864
50,398	Moderna, Inc. (a)	6,697,390
143,760	Nurix Therapeutics, Inc. (a)	1,384,409
386,977	Recursion Pharmaceuticals, Inc. (a)	1,845,880
335,955	Revolution Medicines, Inc. (a)	7,891,583
184,410	Vaxcyte, Inc. (a)	7,898,280
269,750	Verve Therapeutics, Inc. (a)	4,297,117
308,577	Vir Biotechnology, Inc. (a)	7,760,712
		169,249,007
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.6%
215,562	Cerevel Therapeutics Holdings, Inc. (a)	6,259,921
1,130,452	EQRx, Inc. (a)	1,899,159
336,310	Immunovant Inc. (a)	5,428,043
175,090	POINT Biopharma Global Inc. (a)	1,355,197
764,904	Roivant Sciences Ltd. ADR (Ireland) (a)	6,539,929
620,131	Scilex Holding Co. (a)(b)	4,489,749
		25,971,998
Support Activities for Transportation - 0.6%
1,123,268	Iovance Biotherapeutics, Inc. (a)	6,335,231
	TOTAL COMMON STOCKS (Cost $753,433,050)	$753,462,050
SHORT TERM INVESTMENTS - 25.8%
Money Market Funds - 25.8%
128,630,858	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$128,630,858
28,004,275	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	28,004,275
12,300,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	12,300,000
87,006,471	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	87,006,471
	TOTAL SHORT TERM INVESTMENTS (Cost $255,941,604)	$255,941,604
	TOTAL INVESTMENTS (Cost $1,009,374,654) - 101.6% (e)	$1,009,403,654
	Liabilities in Excess of Other Assets - (1.6)%	(15,516,217)
	TOTAL NET ASSETS - 100.0%	$993,887,437

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $815,875,454.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	5.3000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	48,000	$301,269,600	$(8,416,543)
Total return of S&P Biotechnology Select Industry Index	5.3000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	54,082	334,620,339	(4,547,833)
Total return of S&P Biotechnology Select Industry Index	4.6000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	74,212	433,227,547	26,521,195
Total return of S&P Biotechnology Select Industry Index	5.0500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	44,107	269,805,403	3,596,863
Total return of S&P Biotechnology Select Industry Index	5.3200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	48,819	303,369,827	(1,929,880)
Total return of S&P Biotechnology Select Industry Index	5.3400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	45,828	282,594,291	(957,286)
Total return of S&P Biotechnology Select Industry Index	5.7500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	43,321	270,413,158	(5,375,707)
					$2,195,300,165	$8,890,809

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 107.9%
Money Market Funds - 107.9%
44,309,426	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$44,309,426
9,563,289	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	9,563,289
8,370,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	8,370,000
33,800,139	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	33,800,139
	TOTAL SHORT TERM INVESTMENTS (Cost $96,042,854) (b)	$96,042,854
	TOTAL INVESTMENTS (Cost $96,042,854) - 107.9%	$96,042,854
	Liabilities in Excess of Other Assets - (7.9)%	(7,035,830)
	TOTAL NET ASSETS - 100.0%	$89,007,024

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $59,060,686.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.0000% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Goldman Sachs	12/7/2023	7,104	$47,793,155	$4,226,265
4.4000% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	12/8/2023	6,049	35,079,163	(2,413,512)
4.6500% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	J.P. Morgan	12/12/2023	14,129	87,603,530	163,250
4.9100% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	12/13/2023	2,785	19,843,235	2,870,917
5.0700% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/19/2023	6,078	38,038,310	440,529
5.0500% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Barclays	12/20/2023	6,806	47,598,039	5,814,154
					$275,955,432	$11,101,603

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 76.4%
Computer and Electronic Product Manufacturing - 62.5%
2,920,065	Advanced Micro Devices, Inc. (a)	$260,966,209
817,325	Analog Devices, Inc.	147,020,421
2,895,733	ASE Technology Holding Co., Ltd. ADR (Taiwan)	19,864,728
503,816	Broadcom, Inc.	315,640,724
6,011,647	Intel Corp.	186,721,756
613,328	Lattice Semiconductor Corp. (a)	48,882,242
3,320,173	Marvell Technology, Inc.	131,080,430
1,849,551	Microchip Technology, Inc.	134,998,727
2,591,644	Micron Technology, Inc.	166,798,208
260,007	MKS Instruments, Inc.	21,806,787
201,317	Monolithic Power Systems, Inc.	93,002,414
1,291,001	NVIDIA Corp.	358,239,867
839,474	NXP Semiconductors NV ADR (Netherlands)	137,455,473
1,935,686	ON Semiconductor Corp. (a)	139,291,965
448,996	Qorvo, Inc. (a)	41,343,552
1,857,678	Qualcomm, Inc.	216,976,790
717,357	Skyworks Solutions, Inc.	75,968,106
1,207,477	STMicroelectronics NV ADR (Netherlands)	51,776,614
1,544,102	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	130,167,799
702,283	Teradyne, Inc.	64,174,621
1,748,242	Texas Instruments, Inc.	292,306,062
3,316,032	United Microelectronics Corp. ADR (Taiwan) (b)	26,627,737
558,306	Wolfspeed, Inc. (a)	25,989,144
		3,087,100,376
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
175,036	Synaptics, Inc. (a)	15,501,188
Machinery Manufacturing - 9.1%
1,291,001	Applied Materials, Inc.	145,921,843
217,795	ASML Holding NV ADR (Netherlands)	138,704,924
307,979	Lam Research Corp.	161,405,634
		446,032,401
Merchant Wholesalers, Durable Goods - 4.1%
672,106	Entegris, Inc.	50,354,182
395,706	KLA-Tencor Corp.	152,956,197
		203,310,379
Primary Metal Manufacturing - 0.4%
140,998	Silicon Laboratories, Inc. (a)	19,641,022
	TOTAL COMMON STOCKS (Cost $3,434,042,221)	$3,771,585,366
Shares		Fair Value
SHORT TERM INVESTMENTS - 19.9%
Money Market Funds - 19.9%
300,257,210	Dreyfus Government Cash Management Institutional Shares, 4.76% (c)(d)	$300,257,210
679,600,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (c)	679,600,000
927,604	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (c)	927,604
4,000,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 4.46% (c)	4,000,000
	TOTAL SHORT TERM INVESTMENTS (Cost $984,784,814)	$984,784,814
	TOTAL INVESTMENTS (Cost $4,418,827,035) - 96.3% (e)	$4,756,370,180
	Other Assets in Excess of Liabilities - 3.7%	182,573,987
	TOTAL NET ASSETS - 100.0%	$4,938,944,167

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,055,906,580.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of ICE Semiconductor Index	5.6900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	2,363,493	$1,599,231,140	$43,864,233
Total return of ICE Semiconductor Index	5.6500% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	3,365,639	2,198,435,010	143,833,253
Total return of ICE Semiconductor Index	5.4000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	2,234,793	1,516,290,915	33,103,041
Total return of ICE Semiconductor Index	5.1000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	1,605,363	1,018,222,173	98,243,454
Total return of ICE Semiconductor Index	5.6100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,155,181	1,405,272,035	91,108,018
Total return of ICE Semiconductor Index	5.4400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	2,348,400	1,563,943,712	66,851,579
Total return of ICE Semiconductor Index	5.5800% representing 1 month SOFR rate + spread	Barclays	12/20/2023	1,666,852	1,042,682,479	115,057,055
					$10,344,077,464	$592,060,633

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 108.3%
Money Market Funds - 108.3%
711,651,028	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$711,651,028
192,884,954	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	192,884,954
128,823,245	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	128,823,245
251,596,047	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	251,596,047
	TOTAL SHORT TERM INVESTMENTS (Cost $1,284,955,274) (b)	$1,284,955,274
	TOTAL INVESTMENTS (Cost $1,284,955,274) - 108.3%	$1,284,955,274
	Liabilities in Excess of Other Assets - (8.3)%	(98,415,229)
	TOTAL NET ASSETS - 100.0%	$1,186,540,045

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $769,989,852.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
4.8400% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	BNP Paribas	12/5/2023	404,553	$272,218,851	$(9,576,215)
4.9500% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Goldman Sachs	12/7/2023	1,075,199	762,144,433	13,788,236
5.2000% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Bank of America Merrill Lynch	12/8/2023	277,876	183,092,496	(9,380,862)
4.6500% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	J.P. Morgan	12/12/2023	582,587	403,695,288	(3,043,765)
5.2100% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	UBS Securities LLC	12/13/2023	1,100,592	815,480,364	47,500,976
5.2200% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Citibank N.A.	12/19/2023	697,631	493,512,572	6,797,830
5.1300% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Barclays	12/20/2023	934,452	676,064,523	24,524,582
					$3,606,208,527	$70,610,782

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 69.2%
Administrative and Support Services - 0.2%
13,460	Gartner, Inc. (a)	$4,071,112
Computer and Electronic Product Manufacturing - 36.8%
274,634	Advanced Micro Devices, Inc. (a)	24,544,041
101,279	Amphenol Corp. Class A	7,643,526
86,333	Analog Devices, Inc.	15,529,580
1,766,681	Apple, Inc.	299,770,432
42,159	Arista Networks, Inc. (a)	6,752,185
71,179	Broadcom, Inc.	44,593,644
699,736	Cisco Systems, Inc.	33,062,526
23,152	Enphase Energy, Inc. (a)	3,801,558
110,447	Fortinet, Inc. (a)	6,963,683
147,215	HP, Inc.	4,373,758
704,658	Intel Corp.	21,886,678
154,000	International Business Machines Corp.	19,467,140
30,377	Keysight Technologies, Inc. (a)	4,393,729
93,306	Microchip Technology, Inc.	6,810,405
185,861	Micron Technology, Inc.	11,962,014
7,623	Monolithic Power Systems, Inc.	3,521,597
28,480	Motorola Solutions, Inc.	8,299,072
36,719	NetApp, Inc.	2,309,258
204,947	NVIDIA Corp.	56,870,743
44,139	NXP Semiconductors NV ADR (Netherlands)	7,227,320
73,577	ON Semiconductor Corp. (a)	5,294,601
17,014	Qorvo, Inc. (a)	1,566,649
189,919	Qualcomm, Inc.	22,182,539
18,064	Roper Technologies, Inc.	8,215,146
32,709	Seagate Technology Holdings PLC ADR (Ireland)	1,922,308
27,078	Skyworks Solutions, Inc.	2,867,560
9,521	SolarEdge Technologies, Inc. (a)	2,719,483
26,530	Teradyne, Inc.	2,424,311
154,355	Texas Instruments, Inc.	25,808,156
42,008	Trimble, Inc. (a)	1,978,577
54,390	Western Digital Corp. (a)	1,873,192
8,794	Zebra Technologies Corp. Class A (a)	2,532,936
		669,168,347
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
53,902	TE Connectivity Ltd. ADR (Switzerland)	6,595,988
Machinery Manufacturing - 1.5%
143,602	Applied Materials, Inc.	16,231,334
22,984	Lam Research Corp.	12,045,455
		28,276,789
Merchant Wholesalers, Durable Goods - 0.5%
23,587	KLA-Tencor Corp.	9,117,319
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing - 0.2%
129,661	Corning, Inc.	$4,307,338
Professional, Scientific, and Technical Services - 3.8%
107,264	Accenture PLC Class A ADR (Ireland)	30,065,027
23,061	CDW Corp.	3,910,915
86,698	Cognizant Technology Solutions Corp. Class A	5,176,738
38,781	DXC Technology Co. (a)	924,927
9,796	EPAM Systems, Inc. (a)	2,766,782
10,240	F5 Networks, Inc. (a)	1,375,846
55,180	Juniper Networks, Inc.	1,663,677
34,577	ServiceNow, Inc. (a)	15,885,365
7,984	Teledyne Technologies, Inc. (a)	3,308,570
15,604	VeriSign, Inc. (a)	3,460,967
		68,538,814
Publishing Industries - 23.7%
77,977	Adobe Systems, Inc. (a)	29,440,996
14,838	ANSYS, Inc. (a)	4,657,945
36,752	Autodesk, Inc. (a)	7,158,922
46,724	Cadence Design Systems, Inc. (a)	9,786,342
47,850	Intuit, Inc.	21,243,007
1,009,816	Microsoft Corp.	310,276,064
18,129	PTC, Inc. (a)	2,280,447
170,331	Salesforce.com, Inc. (a)	33,788,560
25,961	Synopsys, Inc. (a)	9,639,839
7,093	Tyler Technologies, Inc. (a)	2,688,460
		430,960,582
Publishing Industries (except Internet) - 1.9%
26,783	Akamai Technologies, Inc. (a)	2,195,402
4,285	Fair Isaac Corp. (a)	3,119,266
218,333	Hewlett Packard Enterprise Co.	3,126,529
96,888	NortonLifeLock, Inc.	1,712,011
261,775	Oracle Corp.	24,795,328
		34,948,536
Utilities - 0.2%
16,887	First Solar, Inc. (a)	3,083,228
	TOTAL COMMON STOCKS (Cost $1,076,853,246)	$1,259,068,053

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 27.6%
Money Market Funds - 27.6%
256,032,200	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$256,032,200
103,683,649	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	103,683,649
56,050,002	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	56,050,002
86,412,865	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	$86,412,865
	TOTAL SHORT TERM INVESTMENTS (Cost $502,178,716)	$502,178,716
	TOTAL INVESTMENTS (Cost $1,579,031,962) - 96.8% (c)	$1,761,246,769
	Other Assets in Excess of Liabilities - 3.2%	58,328,182
	TOTAL NET ASSETS - 100.0%	$1,819,574,951

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,190,275,599.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Technology Select Sector Index	5.5900% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	375,714	$507,886,150	$56,610,518
Total return of Technology Select Sector Index	5.3000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	507,712	670,640,649	90,763,892
Total return of Technology Select Sector Index	5.4000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	280,688	389,231,983	32,122,505
Total return of Technology Select Sector Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	404,144	540,839,322	68,390,111
Total return of Technology Select Sector Index	5.4800% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	319,157	440,768,776	38,699,412
Total return of Technology Select Sector Index	5.3400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	282,925	394,563,633	30,838,028
Total return of Technology Select Sector Index	5.3900% representing 1 month SOFR rate + spread	Barclays	12/20/2023	593,276	828,032,668	68,334,517
					$3,771,963,181	$385,758,983

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 113.7%
Money Market Funds - 113.7%
89,179,041	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$89,179,041
17,845,950	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	17,845,950
24,662,088	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	24,662,088
40,447,445	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	40,447,445
	TOTAL SHORT TERM INVESTMENTS (Cost $172,134,524) (b)	$172,134,524
	TOTAL INVESTMENTS (Cost $172,134,524) - 113.7%	$172,134,524
	Liabilities in Excess of Other Assets - (13.7)%	(20,777,290)
	TOTAL NET ASSETS - 100.0%	$151,357,234

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $115,519,270.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
4.8400% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	12/5/2023	61,298	$91,683,297	$(1,230,787)
5.0000% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Goldman Sachs	12/7/2023	43,784	59,186,556	(6,663,664)
5.2000% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	12/8/2023	50,523	70,253,805	(5,680,335)
4.8000% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	J.P. Morgan	12/12/2023	12,210	17,076,420	(1,374,635)
5.1900% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/13/2023	47,118	66,440,837	(4,640,787)
5.0500% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/19/2023	33,000	47,540,553	(2,353,437)
5.0300% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Barclays	12/20/2023	50,880	73,371,116	(3,547,762)
					$425,552,584	$(25,491,407)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 72.1%
Administrative and Support Services - 1.1%
3,543	GXO Logistics, Inc. (a)	$188,239
3,476	RXO, Inc. (a)	62,881
		251,120
Air Transportation - 10.2%
3,810	Alaska Air Group, Inc. (a)	165,583
467	Allegiant Travel Co. (a)	48,526
19,434	American Airlines Group, Inc. (a)	265,080
19,153	Delta Air Lines, Inc. (a)	657,139
1,106	Frontier Group Holdings, Inc. (a)	10,496
1,536	Hawaiian Holdings, Inc. (a)	12,795
9,673	JetBlue Airways Corp. (a)	69,065
1,511	Skywest, Inc. (a)	42,761
17,750	Southwest Airlines Co.	537,648
3,259	Spirit Airlines, Inc.	55,729
9,765	United Continental Holdings, Inc. (a)	427,707
		2,292,529
Couriers and Messengers - 17.4%
1,695	Air Transport Services Group, Inc. (a)	34,425
3,680	FedEx Corp.	838,230
16,997	United Parcel Service, Inc. Class B	3,056,231
		3,928,886
Management of Companies and Enterprises - 0.2%
973	Sun Country Airlines Holdings, Inc. (a)	19,197
293	U-Haul Holding Co.	17,891
		37,088
Rail Transportation - 15.9%
25,473	CSX Corp.	780,493
14,250	Union Pacific Corp.	2,788,725
		3,569,218
Rental and Leasing Services - 1.5%
742	Avis Budget Group, Inc. (a)	131,089
4,815	Hertz Global Holdings, Inc. (a)	80,314
1,502	Ryder System, Inc.	118,899
		330,302
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.2%
8,728	Joby Aviation, Inc. (a)	37,792
Support Activities for Transportation - 10.9%
3,515	C.H. Robinson Worldwide, Inc.	354,558
1,782	Daseke, Inc. (a)	14,577
4,753	Expeditors International of Washington, Inc.	541,081
794	Forward Air Corp.	83,775
975	Hub Group, Inc. (a)	73,515
2,479	J.B. Hunt Transport Services, Inc.	434,544
1,128	Matson, Inc.	76,738
3,564	Norfolk Southern Corp.	723,599
3,435	XPO Logistics, Inc. (a)	151,758
		2,454,145
Shares		Fair Value
Transit and Ground Passenger Transportation - 6.8%
9,611	Lyft, Inc. (a)	$98,513
46,449	Uber Technologies, Inc. (a)	1,442,241
		1,540,754
Truck Transportation - 6.4%
724	ArcBest Corp.	68,346
1,391	Heartland Express, Inc.	20,142
4,799	Knight-Swift Transportation Holdings, Inc. Class A	270,280
1,720	Marten Transport Ltd.	34,727
2,201	Old Dominion Freight Line, Inc.	705,178
791	Saia, Inc. (a)	235,536
1,106	Schneider National, Inc.	28,944
1,756	Werner Enterprises, Inc.	79,318
		1,442,471
Warehousing and Storage - 0.8%
1,074	Landstar System, Inc.	189,056
Water Transportation - 0.7%
286	Eagle Bulk Shipping, Inc. ADR	12,790
1,112	Genco Shipping & Trading, Ltd. ADR	17,136
1,789	Kirby Corp. (a)	128,522
		158,448
	TOTAL COMMON STOCKS (Cost $17,125,858)	$16,231,809
SHORT TERM INVESTMENTS - 30.7%
Money Market Funds - 30.7%
5,813,512	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$5,813,512
1,094,459	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	1,094,459
	TOTAL SHORT TERM INVESTMENTS (Cost $6,907,971)	$6,907,971
	TOTAL INVESTMENTS (Cost $24,033,829) - 102.8% (c)	$23,139,780
	Liabilities in Excess of Other Assets - (2.8)%	(637,041)
	TOTAL NET ASSETS - 100.0%	$22,502,739

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,140,651.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Transportation Select Industry FMC Capped Index	5.4400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,646	$13,664,387	$(338,748)
Total return of S&P Transportation Select Industry FMC Capped Index	5.4000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	7,490	37,883,370	(339,973)
					$51,547,757	$(678,721)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
COMMON STOCKS - 63.8%
Oil and Gas Extraction - 3.0%
9,515	Dominion Energy, Inc.	$543,687
Utilities - 60.8%
7,627	AES Corp.	180,455
2,866	Alliant Energy Corp.	158,031
2,952	Ameren Corp.	262,639
5,867	American Electric Power Co., Inc.	542,228
2,203	American Water Works Co., Inc.	326,595
1,634	Atmos Energy Corp.	186,505
7,188	CenterPoint Energy, Inc.	219,018
3,325	CMS Energy Corp.	207,015
4,052	Consolidated Edison, Inc.	399,000
3,734	Constellation Energy Corp.	289,012
2,212	DTE Energy Co.	248,651
8,792	Duke Energy Corp.	869,353
4,360	Edison International	320,896
2,324	Entergy Corp.	250,016
2,621	Evergy, Inc.	162,790
3,978	Eversource Energy	308,733
11,347	Exelon Corp.	481,567
6,202	FirstEnergy Corp.	246,840
22,689	NextEra Energy, Inc.	1,738,658
4,637	NiSource, Inc.	131,969
2,631	NRG Energy, Inc.	89,901
18,384	PG&E Corp. (a)	314,550
1,292	Pinnacle West Capital Corp.	101,370
8,408	PPL Corp.	241,478
5,697	Public Service Enterprise Group, Inc.	360,050
3,590	Sempra Energy	558,209
12,430	Southern Co.	914,227
3,601	WEC Energy Group, Inc.	346,308
6,248	Xcel Energy, Inc.	436,798
		10,892,862
	TOTAL COMMON STOCKS (Cost $11,454,353)	$11,436,549
Shares		Fair Value
SHORT TERM INVESTMENTS - 38.3%
Money Market Funds - 38.3%
4,736,192	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$4,736,192
394,121	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	394,121
1,737,517	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	1,737,517
	TOTAL SHORT TERM INVESTMENTS (Cost $6,867,830)	$6,867,830
	TOTAL INVESTMENTS (Cost $18,322,183) - 102.1% (c)	$18,304,379
	Liabilities in Excess of Other Assets - (2.1)%	(373,212)
	TOTAL NET ASSETS - 100.0%	$17,931,167

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,820,487.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Utilities Select Sector Index	5.2500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	21,700	$15,280,800	$(209,615)
Total return of Utilities Select Sector Index	5.2000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	33,674	22,234,327	1,168,319
Total return of Utilities Select Sector Index	5.3500% representing 1 month SOFR rate + spread	Barclays	12/20/2023	5,280	3,780,533	(131,979)
					$41,295,660	$826,725

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 76.7%
275,185	iShares 7-10 Year Treasury Bond ETF (a)	$27,444,200
	TOTAL INVESTMENT COMPANIES (Cost $27,344,295)	$27,444,200
SHORT TERM INVESTMENTS - 22.0%
Money Market Funds - 22.0%
7,604,385	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$7,604,385
67	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (b)	67
272,584	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	272,584
	TOTAL SHORT TERM INVESTMENTS (Cost $7,877,036)	$7,877,036
	TOTAL INVESTMENTS (Cost $35,221,331) - 98.7% (c)	$35,321,236
	Other Assets in Excess of Liabilities - 1.3%	449,948
	TOTAL NET ASSETS - 100.0%	$35,771,184

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,356,930.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares 7-10 Year Treasury Bond ETF	4.2100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	351,842	$34,358,058	$562,215
Total return of iShares 7-10 Year Treasury Bond ETF	4.9500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	227,651	22,470,673	39,665
Total return of iShares 7-10 Year Treasury Bond ETF	5.0000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	192,126	18,711,298	374,352
Total return of iShares 7-10 Year Treasury Bond ETF	5.1000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	29,247	2,877,198	7,201
					$78,417,227	$983,433

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 103.1%
Money Market Funds - 103.1%
15,543,798	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$15,543,798
530,066	Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (a)	530,066
10,261,631	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	10,261,631
	TOTAL SHORT TERM INVESTMENTS (Cost $26,335,495) (b)	$26,335,495
	TOTAL INVESTMENTS (Cost $26,335,495) - 103.1%	$26,335,495
	Liabilities in Excess of Other Assets - (3.1)%	(793,729)
	TOTAL NET ASSETS - 100.0%	$25,541,766

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,087,018.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
3.9100% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	12/5/2023	262,700	$26,001,323	$(73,811)
3.8500% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	J.P. Morgan	12/12/2023	478,960	47,007,428	(580,445)
4.7100% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Barclays	12/20/2023	26,680	2,622,111	(13,682)
					$75,630,862	$(667,938)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 65.1%
9,908,119	iShares 20+ Year Treasury Bond ETF (a)	$1,054,818,349
	TOTAL INVESTMENT COMPANIES (Cost $1,023,357,969)	$1,054,818,349
SHORT TERM INVESTMENTS - 31.4%
Money Market Funds - 31.4%
273,850,441	Dreyfus Government Cash Management Institutional Shares, 4.76% (b)	$273,850,441
62,560,444	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (b)	62,560,444
171,702,864	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (b)	171,702,864
	TOTAL SHORT TERM INVESTMENTS (Cost $508,113,749)	$508,113,749
	TOTAL INVESTMENTS (Cost $1,531,471,718) - 96.5% (c)	$1,562,932,098
	Other Assets in Excess of Liabilities - 3.5%	56,626,635
	TOTAL NET ASSETS - 100.0%	$1,619,558,733

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,060,334,843.

Long Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares 20+ Year Treasury Bond ETF	5.1100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	5,890,447	$619,115,829	$5,143,451
Total return of iShares 20+ Year Treasury Bond ETF	5.0000% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	6,066,975	631,992,539	11,717,655
Total return of iShares 20+ Year Treasury Bond ETF	4.6000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	4,445,773	469,579,025	1,804,194
Total return of iShares 20+ Year Treasury Bond ETF	5.1000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,993,598	525,765,805	2,948,605
Total return of iShares 20+ Year Treasury Bond ETF	5.3000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	6,968,135	733,783,581	3,910,038
Total return of iShares 20+ Year Treasury Bond ETF	5.0200% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	7,366,930	770,486,244	10,327,649
					$3,750,723,023	$35,851,592

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.6%
Money Market Funds - 100.6%
285,782,173	Dreyfus Government Cash Management Institutional Shares, 4.76% (a)	$285,782,173
29,110,808	Dreyfus Treasury Securities Cash Management Institutional Shares, 4.31% (a)	29,110,808
105,659,583	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 4.31% (a)	105,659,583
	TOTAL SHORT TERM INVESTMENTS (Cost $420,552,564) (b)	$420,552,564
	TOTAL INVESTMENTS (Cost $420,552,564) - 100.6%	$420,552,564
	Liabilities in Excess of Other Assets - (0.6)%	(2,604,184)
	TOTAL NET ASSETS - 100.0%	$417,948,380

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $251,450,934.

Short Total Return Swap Contracts (Unaudited)

April 30, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
4.8900% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	12/5/2023	2,627,065	$283,217,732	$5,330,015
4.8000% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Goldman Sachs	12/7/2023	1,360,742	145,558,410	1,429,136
4.3000% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Bank of America Merrill Lynch	12/8/2023	680,655	73,056,572	939,750
4.6000% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	J.P. Morgan	12/12/2023	920,884	97,703,599	177,069
4.9000% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/13/2023	3,306,673	355,063,724	5,055,526
4.7800% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/19/2023	2,881,876	308,517,254	3,782,260
					$1,263,117,291	$16,713,756

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$47,080,769	$2,612,282,050	$1,066,910,153	$1,189,928,719
Cash	—	20,300,797	—	—
Receivable for Fund shares sold	1,788,665	130,519,785	219,589,173	7,318,982
Dividend and interest receivable	47,368	4,216,280	3,937,789	1,719,163
Due from broker for swap contracts	1	2,963,220	51,300,050	2,647,563
Unrealized appreciation on swap contracts	274,211	261,189,313	—	1,544,214
Prepaid expenses and other assets	18,316	88,797	11,777	35,751
Total Assets	49,209,330	3,031,560,242	1,341,748,942	1,203,194,392
Liabilities:
Collateral for securities loaned (Note 2)	—	23,003	—	—
Payable for Fund shares redeemed	—	58,653,818	115,831,323	419,184
Payable for investments purchased	—	—	—	17,368,900
Unrealized depreciation on swap contracts	849,347	—	29,574,919	49,725,641
Due to Adviser, net (Note 6)	28,956	1,046,059	429,656	462,767
Due to broker for swap contracts	—	226,625,197	64,797,796	2
Accrued expenses and other liabilities	33,910	1,527,806	492,552	465,616
Total Liabilities	912,213	287,875,883	211,126,246	68,442,110
Net Assets	$48,297,117	$2,743,684,359	$1,130,622,696	$1,134,752,282
Net Assets Consist of:
Capital stock	$65,482,803	$3,332,895,130	$4,008,749,700	$2,301,810,024
Total distributable loss	(17,185,686)	(589,210,771)	(2,878,127,004)	(1,167,057,742)
Net Assets	$48,297,117	$2,743,684,359	$1,130,622,696	$1,134,752,282
Calculation of Net Asset Value Per Share:
Net assets	$48,297,117	$2,743,684,359	$1,130,622,696	$1,134,752,282
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,350,132	36,200,002	66,376,918	37,700,002
Net assets value, redemption price and offering price per share	$35.77	$75.79	$17.03	$30.10
Cost of Investments	$46,951,951	$2,468,089,293	$1,066,910,153	$1,198,299,197

*  Securities loaned with values of $–, $21,906, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$479,472,167	$613,437,197	$134,934,373	$34,053,563
Receivable for Fund shares sold	42,010,570	614	3,711,986	—
Dividend and interest receivable	1,766,471	862,445	532,410	74,481
Due from broker for swap contracts	17,590,000	—	5,810,299	1,347,926
Unrealized appreciation on swap contracts	66,692,722	—	17,307,093	7,642,644
Prepaid expenses and other assets	17,902	9,293	16,602	20,536
Total Assets	607,549,832	614,309,549	162,312,763	43,139,150
Liabilities:
Payable for Fund shares redeemed	23,368,044	2,207,873	1,583,732	—
Unrealized depreciation on swap contracts	245,885	32,553,706	1,720,463	—
Due to Adviser, net (Note 6)	184,759	254,249	55,711	15,223
Due to broker for swap contracts	98,697,328	—	24,119,325	7,001,000
Accrued expenses and other liabilities	143,527	330,453	84,273	15,618
Total Liabilities	122,639,543	35,346,281	27,563,504	7,031,841
Net Assets	$484,910,289	$578,963,268	$134,749,259	$36,107,309
Net Assets Consist of:
Capital stock	$4,153,321,758	$1,389,799,619	$283,551,685	$51,969,513
Total distributable loss	(3,668,411,469)	(810,836,351)	(148,802,426)	(15,862,204)
Net Assets	$484,910,289	$578,963,268	$134,749,259	$36,107,309
Calculation of Net Asset Value Per Share:
Net assets	$484,910,289	$578,963,268	$134,749,259	$36,107,309
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	14,772,797	14,142,767	12,877,337	1,500,001
Net assets value, redemption price and offering price per share	$32.82	$40.94	$10.46	$24.07
Cost of Investments	$479,472,167	$609,353,457	$134,934,373	$33,528,584

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$92,407,395	$32,115,829	$23,007,310	$28,504,885
Cash	—	—	2,299,227	—
Receivable for Fund shares sold	—	1,299,896	—	—
Dividend and interest receivable	352,337	121,491	42,744	63,469
Due from broker for swap contracts	—	700,000	—	—
Unrealized appreciation on swap contracts	298,716	2,161,571	5,794,625	784,846
Prepaid expenses and other assets	18,414	21,526	15,177	19,932
Total Assets	93,076,862	36,420,313	31,159,083	29,373,132
Liabilities:
Collateral for securities loaned (Note 2)	—	—	6,217,729	—
Payable for Fund shares redeemed	38,182	—	—	—
Unrealized depreciation on swap contracts	4,597,513	1,963,965	—	917,995
Due to Adviser, net (Note 6)	58,061	14,018	10,559	18,843
Due to broker for swap contracts	1	3,058,376	5,949,667	730,000
Accrued expenses and other liabilities	58,889	41,559	14,702	20,264
Total Liabilities	4,752,646	5,077,918	12,192,657	1,687,102
Net Assets	$88,324,216	$31,342,395	$18,966,426	$27,686,030
Net Assets Consist of:
Capital stock	$357,297,673	$363,828,112	$10,422,844	$63,832,608
Total distributable earnings (loss)	(268,973,457)	(332,485,717)	8,543,582	(36,146,578)
Net Assets	$88,324,216	$31,342,395	$18,966,426	$27,686,030
Calculation of Net Asset Value Per Share:
Net assets	$88,324,216	$31,342,395	$18,966,426	$27,686,030
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,931,598	2,445,232	133,205	3,300,001
Net assets value, redemption price and offering price per share	$30.13	$12.82	$142.39	$8.39
Cost of Investments	$92,584,943	$32,115,829	$21,710,099	$28,162,462

*  Securities loaned with values of $–, $–, $6,058,753 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$167,526,565	$26,705,964	$130,071,860	$43,112,144
Receivable for Fund shares sold	—	—	12,420	2,057,554
Dividend and interest receivable	279,909	35,557	160,015	160,905
Due from broker for swap contracts	—	—	62,930	2,490,000
Unrealized appreciation on swap contracts	5,170,631	2,587,818	14,346,443	484,189
Prepaid expenses and other assets	46,887	40,563	22,472	12,326
Total Assets	173,023,992	29,369,902	144,676,140	48,317,118
Liabilities:
Collateral for securities loaned (Note 2)	223,039	—	—	—
Payable for Fund shares redeemed	—	—	45,550	—
Unrealized depreciation on swap contracts	—	263,299	590,809	898,807
Due to Adviser, net (Note 6)	73,182	15,747	56,638	24,713
Due to broker for swap contracts	3,734,000	2,510,000	16,101,036	2,750,000
Accrued expenses and other liabilities	85,362	24,245	55,306	22,309
Total Liabilities	4,115,583	2,813,291	16,849,339	3,695,829
Net Assets	$168,908,409	$26,556,611	$127,826,801	$44,621,289
Net Assets Consist of:
Capital stock	$143,581,723	$59,500,666	$366,437,308	$67,763,210
Total distributable earnings (loss)	25,326,686	(32,944,055)	(238,610,507)	(23,141,921)
Net Assets	$168,908,409	$26,556,611	$127,826,801	$44,621,289
Calculation of Net Asset Value Per Share:
Net assets	$168,908,409	$26,556,611	$127,826,801	$44,621,289
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,450,001	1,200,001	16,200,001	2,119,952
Net assets value, redemption price and offering price per share	$19.99	$22.13	$7.89	$21.05
Cost of Investments	$161,243,349	$26,435,231	$126,669,729	$43,112,144

*  Securities loaned with values of $212,983, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,863,784,823	$176,652,688	$199,194,382	$190,175,088
Cash	8,170,000	—	44,447	—
Receivable for Fund shares sold	3,129,365	5,105,170	—	550
Dividend and interest receivable	4,666,586	662,621	409,503	291,081
Due from broker for swap contracts	950,000	8,690,655	—	25,993,237
Unrealized appreciation on swap contracts	43,322,940	23,553,112	3,404,888	45,784,534
Prepaid expenses and other assets	60,602	19,938	17,867	45,246
Total Assets	1,924,084,316	214,684,184	203,071,087	262,289,736
Liabilities:
Collateral for securities loaned (Note 2)	8,047	—	—	—
Payable for Fund shares redeemed	330,327	6,035,574	—	220,913
Unrealized depreciation on swap contracts	136,279,708	4,252,445	7,974,050	1,578,371
Due to Adviser, net (Note 6)	716,487	72,134	83,061	76,381
Due to broker for swap contracts	30,933,299	37,191,772	2,805,060	62,285,000
Accrued expenses and other liabilities	1,011,904	85,653	97,537	83,826
Total Liabilities	169,279,772	47,637,578	10,959,708	64,244,491
Net Assets	$1,754,804,544	$167,046,606	$192,111,379	$198,045,245
Net Assets Consist of:
Capital stock	$2,390,751,552	$3,291,003,659	$219,018,956	$198,106,464
Total distributable loss	(635,947,008)	(3,123,957,053)	(26,907,577)	(61,219)
Net Assets	$1,754,804,544	$167,046,606	$192,111,379	$198,045,245
Calculation of Net Asset Value Per Share:
Net assets	$1,754,804,544	$167,046,606	$192,111,379	$198,045,245
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	28,049,289	8,303,350	1,850,008	3,600,000
Net assets value, redemption price and offering price per share	$62.56	$20.12	$103.84	$55.01
Cost of Investments	$1,810,304,808	$176,652,688	$201,729,912	$172,019,473

*  Securities loaned with values of $7,663, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$20,904,607	$9,500,133	$50,620,287	$174,279,396
Cash	—	218,650	—	—
Receivable for Fund shares sold	—	—	—	2,428,599
Receivable for investments sold	113,544	—	—	—
Dividend and interest receivable	34,524	15,514	82,987	648,322
Due from broker for swap contracts	—	6,225	—	11,928,000
Unrealized appreciation on swap contracts	91,587	94,334	1,400,687	10,111,226
Prepaid expenses and other assets	43,179	52,634	96,696	57,925
Total Assets	21,187,441	9,887,490	52,200,657	199,453,468
Liabilities:
Collateral for securities loaned (Note 2)	—	131,284	—	—
Payable for Fund shares redeemed	—	—	64,148	—
Payable for investments purchased	113,325	—	—	—
Unrealized depreciation on swap contracts	297,654	237,001	2,470,899	1,358,011
Due to Adviser, net (Note 6)	12,081	3,271	20,580	74,705
Due to broker for swap contracts	—	—	970,000	27,370,151
Accrued expenses and other liabilities	26,247	12,374	36,307	83,166
Total Liabilities	449,307	383,930	3,561,934	28,886,033
Net Assets	$20,738,134	$9,503,560	$48,638,723	$170,567,435
Net Assets Consist of:
Capital stock	$22,900,678	$19,803,902	$75,983,676	$320,164,439
Total distributable loss	(2,162,544)	(10,300,342)	(27,344,953)	(149,597,004)
Net Assets	$20,738,134	$9,503,560	$48,638,723	$170,567,435
Calculation of Net Asset Value Per Share:
Net assets	$20,738,134	$9,503,560	$48,638,723	$170,567,435
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	650,001	1,050,001	5,000,000	3,634,045
Net assets value, redemption price and offering price per share	$31.90	$9.05	$9.73	$46.94
Cost of Investments	$22,068,197	$9,685,496	$53,503,658	$174,279,396

*  Securities loaned with values of $–, $128,562, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$453,066,992	$50,773,871	$66,074,604	$68,290,054
Receivable for Fund shares sold	3,307	—	—	—
Dividend and interest receivable	624,054	76,633	94,343	248,829
Due from broker for swap contracts	405,434	—	1	3,180,000
Unrealized appreciation on swap contracts	—	—	1,794,776	11,285,712
Prepaid expenses and other assets	90,111	61,460	51,618	13,853
Total Assets	454,189,898	50,911,964	68,015,342	83,018,448
Liabilities:
Collateral for securities loaned (Note 2)	1,450,530	1,577,746	8,515	—
Payable for Fund shares redeemed	871,370	—	—	579,051
Payable for investments purchased	—	—	166,817	—
Unrealized depreciation on swap contracts	39,971,946	4,094,235	3,166,611	—
Due to Adviser, net (Note 6)	158,243	18,704	41,411	41,131
Due to broker for swap contracts	4	—	1,010,000	17,810,573
Accrued expenses and other liabilities	78,947	26,949	31,386	26,186
Total Liabilities	42,531,040	5,717,634	4,424,740	18,456,941
Net Assets	$411,658,858	$45,194,330	$63,590,602	$64,561,507
Net Assets Consist of:
Capital stock	$688,260,273	$149,923,794	$103,339,435	$197,794,499
Total distributable loss	(276,601,415)	(104,729,464)	(39,748,833)	(133,232,992)
Net Assets	$411,658,858	$45,194,330	$63,590,602	$64,561,507
Calculation of Net Asset Value Per Share:
Net assets	$411,658,858	$45,194,330	$63,590,602	$64,561,507
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	59,748,590	6,871,105	2,364,370	11,706,828
Net assets value, redemption price and offering price per share	$6.89	$6.58	$26.90	$5.51
Cost of Investments	$460,171,017	$50,040,207	$65,767,862	$68,290,054

*  Securities loaned with values of $1,486,618, $1,535,522, $8,301 and $–, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,009,403,654	$96,042,854	$4,756,370,180	$1,284,955,274
Receivable for Fund shares sold	131,601	5,389,386	14,307,143	4,284
Dividend and interest receivable	1,531,685	332,894	3,121,707	5,494,168
Due from broker for swap contracts	4,767,293	1,104,896	2,202,072	10,181,956
Unrealized appreciation on swap contracts	30,118,058	13,515,115	592,060,633	92,611,624
Prepaid expenses and other assets	218,880	31,270	97,283	11,583
Total Assets	1,046,171,171	116,416,415	5,368,159,018	1,393,258,889
Liabilities:
Collateral for securities loaned (Note 2)	7,835,890	—	14,943,224	—
Payable for Fund shares redeemed	—	5,282,895	651,085	25,042,829
Unrealized depreciation on swap contracts	21,227,249	2,413,512	—	22,000,842
Due to Adviser, net (Note 6)	415,012	37,943	1,662,448	549,394
Due to broker for swap contracts	22,337,293	19,613,724	409,299,453	158,736,488
Accrued expenses and other liabilities	468,290	61,317	2,658,641	389,291
Total Liabilities	52,283,734	27,409,391	429,214,851	206,718,844
Net Assets	$993,887,437	$89,007,024	$4,938,944,167	$1,186,540,045
Net Assets Consist of:
Capital stock	$2,657,107,363	$433,263,207	$8,702,891,466	$2,443,166,200
Total distributable loss	(1,663,219,926)	(344,256,183)	(3,763,947,299)	(1,256,626,155)
Net Assets	$993,887,437	$89,007,024	$4,938,944,167	$1,186,540,045
Calculation of Net Asset Value Per Share:
Net assets	$993,887,437	$89,007,024	$4,938,944,167	$1,186,540,045
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	177,861,600	5,266,024	345,950,060	58,173,440
Net assets value, redemption price and offering price per share	$5.59	$16.90	$14.28	$20.40
Cost of Investments	$1,009,374,654	$96,042,854	$4,418,827,035	$1,284,955,274

*  Securities loaned with values of $7,803,487, $–, $14,477,673 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$1,761,246,769	$172,134,524	$23,139,780	$18,304,379
Cash	15,560,000	—	—	—
Receivable for Fund shares sold	109,928	5,578,712	—	—
Receivable for investments sold	4,036,077	—	80	—
Dividend and interest receivable	2,147,276	657,231	20,675	36,072
Due from broker for swap contracts	—	1,620,000	—	—
Unrealized appreciation on swap contracts	385,758,983	—	—	1,168,319
Prepaid expenses and other assets	50,855	24,538	50,913	22,686
Total Assets	2,168,909,888	180,015,005	23,211,448	19,531,456
Liabilities:
Payable for Fund shares redeemed	208,854	—	—	—
Payable for investments purchased	4,080,167	—	—	—
Unrealized depreciation on swap contracts	—	25,491,407	678,721	341,594
Due to Adviser, net (Note 6)	710,620	66,176	13,503	10,991
Due to broker for swap contracts	343,477,515	3,030,672	1	1,223,976
Accrued expenses and other liabilities	857,781	69,516	16,484	23,728
Total Liabilities	349,334,937	28,657,771	708,709	1,600,289
Net Assets	$1,819,574,951	$151,357,234	$22,502,739	$17,931,167
Net Assets Consist of:
Capital stock	$2,528,350,944	$511,636,993	$29,598,765	$17,319,803
Total distributable earnings (loss)	(708,775,993)	(360,279,759)	(7,096,026)	611,364
Net Assets	$1,819,574,951	$151,357,234	$22,502,739	$17,931,167
Calculation of Net Asset Value Per Share:
Net assets	$1,819,574,951	$151,357,234	$22,502,739	$17,931,167
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	49,850,000	7,000,260	1,000,001	600,001
Net assets value, redemption price and offering price per share	$36.50	$21.62	$22.50	$29.89
Cost of Investments	$1,579,031,962	$172,134,524	$24,033,829	$18,322,183

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2023

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$35,321,236	$26,335,495	$1,562,932,098	$420,552,564
Receivable for Fund shares sold	—	—	—	16,762,806
Receivable for investments sold	—	—	52,380,081	—
Dividend and interest receivable	32,585	104,098	2,019,203	1,646,970
Due from broker for swap contracts	360,000	—	14,965,258	—
Unrealized appreciation on swap contracts	983,433	—	35,851,592	16,713,756
Prepaid expenses and other assets	23,180	33,581	4,579	72,530
Total Assets	36,720,434	26,473,174	1,668,152,811	455,748,626
Liabilities:
Payable for investments purchased	—	—	31,940,700	—
Unrealized depreciation on swap contracts	—	667,938	—	—
Due to Adviser, net (Note 6)	14,945	16,503	613,307	175,334
Due to broker for swap contracts	900,000	209,091	15,719,733	37,416,166
Accrued expenses and other liabilities	34,305	37,876	320,338	208,746
Total Liabilities	949,250	931,408	48,594,078	37,800,246
Net Assets	$35,771,184	$25,541,766	$1,619,558,733	$417,948,380
Net Assets Consist of:
Capital stock	$47,052,430	$75,001,783	$1,996,680,284	$1,196,834,315
Total distributable loss	(11,281,246)	(49,460,017)	(377,121,551)	(778,885,935)
Net Assets	$35,771,184	$25,541,766	$1,619,558,733	$417,948,380
Calculation of Net Asset Value Per Share:
Net assets	$35,771,184	$25,541,766	$1,619,558,733	$417,948,380
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,100,000	2,150,000	182,900,000	3,924,261
Net assets value, redemption price and offering price per share	$32.52	$11.88	$8.85	$106.50
Cost of Investments	$35,221,331	$26,335,495	$1,531,471,718	$420,552,564

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $4,246, $— and $—, respectively)	$266,993	$16,534,294	$—	$6,049,490
Interest income	369,882	14,414,546	20,931,617	8,421,371
Securities lending income	—	311	—	85,673
Total investment income	636,875	30,949,151	20,931,617	14,556,534
Expenses:
Investment advisory fees (Note 6)	191,108	9,713,093	3,659,527	4,197,594
Interest expense	70,234	1,908,105	1,598,232	1,416,011
Licensing fees	20,385	1,036,063	390,350	335,808
Fund servicing fees	9,990	482,979	182,594	209,185
Professional fees	7,013	109,286	44,385	50,113
Management service fees (Note 6)	6,321	321,252	121,047	138,838
Reports to shareholders	3,593	182,572	68,996	79,019
Pricing fees	2,977	2,976	2,975	2,976
Exchange listing fees	2,697	3,595	2,697	2,697
Excise tax	2,155	—	54,187	82,735
Trustees' fees and expenses	667	33,823	12,715	14,709
Insurance fees	576	29,272	11,062	12,669
Other	697	32,654	9,482	14,842
Total Expenses	318,413	13,855,670	6,158,249	6,557,196
Recoupment of expenses to Adviser (Note 6)	5	—	111,900	—
Less: Reimbursement of expenses from Adviser (Note 6)	(3,958)	—	—	—
Less: Investment advisory fees waived (Note 6)	—	(455,124)	—	—
Net Expenses	314,460	13,400,546	6,270,148	6,557,195
Net investment income	322,415	17,548,605	14,661,469	7,999,339
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(122,901,710)	—	(46,171,584)
In-kind redemptions	768,995	152,220,634	—	16,018,718
Swap contracts	2,567,889	77,952,606	(171,125,676)	(14,281,142)
Net realized gain (loss)	3,336,884	107,271,530	(171,125,676)	(44,434,008)
Change in net unrealized appreciation (depreciation) on: Investment securities	(419,754)	85,688,421	—	(3,908,140)
Swap contracts	(4,463,046)	196,715,963	(107,242,661)	(163,269,946)
Change in net unrealized appreciation (depreciation)	(4,882,800)	282,404,384	(107,242,661)	(167,178,086)
Net realized and unrealized gain (loss)	(1,545,916)	389,675,914	(278,368,337)	(211,612,094)
Net increase (decrease) in net assets resulting from operations	$(1,223,501)	$407,224,519	$(263,706,868)	$(203,612,755)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$—	$6,132,773	$—	$113,152
Interest income	10,502,110	5,298,880	3,661,962	332,315
Securities lending income	—	—	—	9,633
Total investment income	10,502,110	11,431,653	3,661,962	455,100
Expenses:
Investment advisory fees (Note 6)	1,773,358	2,055,218	593,413	106,574
Interest expense	654,301	882,781	451,182	28,339
Licensing fees	141,869	238,679	68,915	4,641
Fund servicing fees	88,738	102,270	30,021	5,771
Management service fees (Note 6)	58,658	67,963	19,628	3,524
Reports to shareholders	33,434	38,422	11,186	1,991
Professional fees	24,065	26,915	11,351	6,097
Trustees' fees and expenses	6,196	6,905	2,049	360
Insurance fees	5,360	6,160	1,793	319
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,697	5,392	2,697	2,697
Excise tax	—	40,150	14,616	1,427
Other	5,067	6,002	1,519	381
Total Expenses	2,796,719	3,479,833	1,211,346	165,097
Recoupment of expenses to Adviser (Note 6)	—	46,555	6,307	901
Less: Reimbursement of expenses from Adviser (Note 6)	—	(180)	(199)	(1,238)
Net Expenses	2,796,718	3,526,208	1,217,454	164,760
Net investment income	7,705,392	7,905,445	2,444,508	290,340
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(30,985,315)	—	—
In-kind redemptions	—	32,383,532	—	1,056,115
Swap contracts	(49,351,315)	49,226,636	(125,721,719)	4,216,661
Net realized gain (loss)	(49,351,315)	50,624,853	(125,721,719)	5,272,776
Change in net unrealized appreciation (depreciation) on: Investment securities	—	33,029,764	—	1,302,753
Swap contracts	96,770,228	119,494,830	(38,526,797)	8,807,764
Change in net unrealized appreciation (depreciation)	96,770,228	152,524,594	(38,526,797)	10,110,517
Net realized and unrealized gain (loss)	47,418,913	203,149,447	(164,248,516)	15,383,293
Net increase (decrease) in net assets resulting from operations	$55,124,305	$211,054,892	$(161,804,008)	$15,673,633

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$77,430	$—	$112,108	$163,553
Interest income	1,855,952	719,951	177,823	350,618
Securities lending income	—	—	24,563	—
Total investment income	1,933,382	719,951	314,494	514,171
Expenses:
Investment advisory fees (Note 6)	330,764	122,926	57,036	111,087
Interest expense	100,667	83,608	55,330	44,896
Licensing fees	44,105	33,472	3,042	11,849
Fund servicing fees	16,880	6,641	3,322	6,004
Management service fees (Note 6)	10,938	4,067	1,886	3,674
Professional fees	8,495	6,295	5,569	6,149
Reports to shareholders	6,187	2,338	1,067	2,081
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,697	2,697	2,697	2,697
Trustees' fees and expenses	1,120	446	194	382
Insurance fees	992	375	171	334
Excise tax	—	—	—	3,630
Other	1,161	366	180	381
Total Expenses	526,982	266,207	133,470	196,140
Recoupment of expenses to Adviser (Note 6)	22	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(7,368)	(26,892)	(5,894)	(6,904)
Net Expenses	519,636	239,315	127,576	189,236
Net investment income	1,413,746	480,636	186,918	324,935
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	97,078	—	(38,369)	(441,189)
In-kind redemptions	131,905	—	—	1,088,176
Swap contracts	(1,480,089)	(7,018,375)	3,063,982	4,708,306
Net realized gain (loss)	(1,251,106)	(7,018,375)	3,025,613	5,355,293
Change in net unrealized appreciation (depreciation) on: Investment securities	179,537	—	1,123,607	741,609
Swap contracts	17,869,505	(13,995,163)	3,144,382	1,342,809
Change in net unrealized appreciation (depreciation)	18,049,042	(13,995,163)	4,267,989	2,084,418
Net realized and unrealized gain (loss)	16,797,936	(21,013,538)	7,293,602	7,439,711
Net increase (decrease) in net assets resulting from operations	$18,211,682	$(20,532,902)	$7,480,520	$7,764,646

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Investment Income:
Dividend income	$867,878	$114,928	$115,067	$—
Interest income	1,372,836	151,714	908,327	1,004,163
Securities lending income	421	—	—	—
Total investment income	2,241,135	266,642	1,023,394	1,004,163
Expenses:
Investment advisory fees (Note 6)	708,697	91,257	468,355	180,830
Interest expense	322,038	22,620	149,064	195,323
Licensing fees	75,593	9,329	49,958	19,289
Fund servicing fees	35,774	5,020	23,709	9,528
Management service fees (Note 6)	23,442	3,018	15,488	5,983
Reports to shareholders	13,371	1,709	8,769	3,432
Professional fees	12,600	5,936	9,970	6,920
Pricing fees	2,976	2,976	2,976	2,976
Exchange listing fees	2,697	2,697	2,697	2,697
Trustees' fees and expenses	2,495	314	1,608	652
Insurance fees	2,144	274	1,406	550
Other	2,428	387	1,572	433
Total Expenses	1,204,255	145,537	735,572	428,613
Recoupment of expenses to Adviser (Note 6)	—	—	6,968	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(7,324)	(225)	(4,238)
Net Expenses	1,204,255	138,213	742,315	424,375
Net investment income	1,036,880	128,429	281,079	579,788
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(746,232)	(2,293,595)	(12,055,673)	—
In-kind redemptions	7,539,491	386,198	7,289,580	—
Swap contracts	47,501,974	(3,267,862)	(13,360,531)	35,826
Net realized gain (loss)	54,295,233	(5,175,259)	(18,126,624)	35,826
Change in net unrealized appreciation (depreciation) on: Investment securities	1,502,604	1,863,058	9,707,164	—
Swap contracts	(35,475,793)	2,437,055	26,324,423	(20,239,669)
Change in net unrealized appreciation (depreciation)	(33,973,189)	4,300,113	36,031,587	(20,239,669)
Net realized and unrealized gain (loss)	20,322,044	(875,146)	17,904,963	(20,203,843)
Net increase (decrease) in net assets resulting from operations	$21,358,924	$(746,717)	$18,186,042	$(19,624,055)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Investment Income:
Dividend income	$13,852,199	$—	$1,179,459	$642,652
Interest income	13,839,331	3,964,866	1,356,707	1,035,125
Securities lending income	659	—	—	43
Total investment income	27,692,189	3,964,866	2,536,166	1,677,820
Expenses:
Investment advisory fees (Note 6)	6,968,697	680,164	726,545	585,632
Interest expense	2,388,865	223,710	115,543	401,466
Licensing fees	582,730	56,953	62,906	62,467
Fund servicing fees	347,190	34,383	36,673	29,525
Management service fees (Note 6)	230,504	22,500	24,033	19,367
Excise tax	207,837	265	—	—
Reports to shareholders	131,341	12,852	13,715	10,966
Professional fees	80,011	12,303	12,796	11,226
Trustees' fees and expenses	24,573	2,401	2,574	2,000
Insurance fees	21,058	2,060	2,199	1,758
Exchange listing fees	3,595	2,697	2,697	2,697
Pricing fees	2,976	2,976	2,976	2,976
Other	25,484	1,879	2,440	2,453
Total Expenses	11,014,861	1,055,143	1,005,097	1,132,533
Recoupment of expenses to Adviser (Note 6)	—	26,836	8,520	301
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	(100)	(301)
Less: Investment advisory fees waived (Note 6)	(92,663)	—	—	—
Net Expenses	10,922,198	1,081,978	1,013,517	1,132,533
Net investment income	16,769,991	2,882,888	1,522,649	545,287
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(100,018,098)	—	(3,289,051)	(533,411)
In-kind redemptions	46,369,711	—	2,497,072	8,470,533
Swap contracts	101,748,143	(37,012,674)	16,347,305	52,647,436
Net realized gain (loss)	48,099,756	(37,012,674)	15,555,326	60,584,558
Change in net unrealized appreciation (depreciation) on: Investment securities	6,025,943	—	1,010,996	22,900,330
Swap contracts	(245,034,259)	44,822,852	(23,576,890)	35,871,318
Change in net unrealized appreciation (depreciation)	(239,008,316)	44,822,852	(22,565,894)	58,771,648
Net realized and unrealized gain (loss)	(190,908,560)	7,810,178	(7,010,568)	119,356,206
Net increase (decrease) in net assets resulting from operations	$(174,138,569)	$10,693,066	$(5,487,919)	$119,901,493

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Investment Income:
Dividend income	$139,482	$36,766	$636,351	$—
Interest income	166,152	76,450	324,502	3,986,895
Securities lending income	—	4,919	—	—
Total investment income	305,634	118,135	960,853	3,986,895
Expenses:
Investment advisory fees (Note 6)	86,838	37,633	183,543	679,878
Interest expense	22,993	6,056	77,338	302,172
Licensing fees	8,962	9,917	15,350	56,938
Professional fees	5,895	5,365	6,929	12,320
Fund servicing fees	4,817	2,369	9,608	34,421
Pricing fees	2,975	2,976	2,976	2,975
Management service fees (Note 6)	2,872	1,245	6,070	22,492
Exchange listing fees	2,697	2,697	2,697	2,697
Reports to shareholders	1,637	710	3,447	12,881
Trustees' fees and expenses	306	133	636	2,415
Insurance fees	262	114	553	2,065
Excise tax	—	302	—	11,703
Other	336	163	826	1,630
Total Expenses	140,590	69,680	309,973	1,144,587
Recoupment of expenses to Adviser (Note 6)	—	—	894	30,466
Less: Reimbursement of expenses from Adviser (Note 6)	(7,603)	(15,655)	(1,042)	—
Net Expenses	132,987	54,025	309,825	1,175,053
Net investment income	172,647	64,110	651,028	2,811,842
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(188,340)	(345,957)	(3,421,682)	—
In-kind redemptions	422,736	70,080	779,013	—
Swap contracts	3,756,835	(422,719)	5,345,712	(52,749,826)
Net realized gain (loss)	3,991,231	(698,596)	2,703,043	(52,749,826)
Change in net unrealized appreciation (depreciation) on: Investment securities	548,370	245,337	2,304,395	—
Swap contracts	(2,509,820)	(744,797)	(5,183,394)	8,572,417
Change in net unrealized appreciation (depreciation)	(1,961,450)	(499,460)	(2,878,999)	8,572,417
Net realized and unrealized gain (loss)	2,029,781	(1,198,056)	(175,956)	(44,177,409)
Net increase (decrease) in net assets resulting from operations	$2,202,428	$(1,133,946)	$475,072	$(41,365,567)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $8,340, $—, $820 and $—, respectively)	$1,794,528	$304,511	$214,568	$—
Interest income	1,779,960	299,564	358,373	1,460,417
Securities lending income	18,081	80,736	90	—
Total investment income	3,592,569	684,811	573,031	1,460,417
Expenses:
Investment advisory fees (Note 6)	812,130	186,943	256,795	246,369
Interest expense	177,484	72,572	144,512	170,973
Licensing fees	43,711	10,525	27,392	26,280
Fund servicing fees	40,659	9,782	13,242	12,794
Management service fees (Note 6)	26,854	6,183	8,493	8,151
Reports to shareholders	15,147	3,514	4,820	4,670
Professional fees	13,615	6,967	7,714	7,628
Pricing fees	2,976	2,976	2,976	2,976
Trustees' fees and expenses	2,757	655	894	877
Exchange listing fees	2,697	2,697	2,697	2,697
Insurance fees	2,428	563	773	749
Excise tax	—	2,616	—	4,278
Other	3,160	804	908	639
Total Expenses	1,143,618	306,797	471,216	489,081
Recoupment of expenses to Adviser (Note 6)	—	1,851	399	10
Less: Reimbursement of expenses from Adviser (Note 6)	—	(16)	(1,830)	(1,772)
Net Expenses	1,143,616	308,632	469,785	487,319
Net investment income	2,448,953	376,179	103,246	973,098
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(51,117,679)	(5,481,148)	(4,619,529)	—
In-kind redemptions	3,295,699	2,670,271	4,047,160	—
Swap contracts	(101,369,607)	1,267,004	9,706,773	(25,181,814)
Net realized gain (loss)	(149,191,587)	(1,543,873)	9,134,404	(25,181,814)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,802,648	912,108	3,248,416	—
Swap contracts	(63,974,195)	(8,127,333)	(7,012,840)	(2,045,506)
Change in net unrealized depreciation	(60,171,547)	(7,215,225)	(3,764,424)	(2,045,506)
Net realized and unrealized gain (loss)	(209,363,134)	(8,759,098)	5,369,980	(27,227,320)
Net increase (decrease) in net assets resulting from operations	$(206,914,181)	$(8,382,919)	$5,473,226	$(26,254,222)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $—, $612,903 and $—, respectively)	$3,595,583	$—	$22,535,460	$—
Interest income	6,775,026	2,748,457	27,684,696	29,906,897
Securities lending income	181,103	—	91,336	—
Total investment income	10,551,712	2,748,457	50,311,492	29,906,897
Expenses:
Investment advisory fees (Note 6)	3,757,318	459,568	17,327,861	4,733,961
Interest expense	1,610,606	307,451	11,888,262	1,672,127
Licensing fees	400,781	49,021	693,115	189,359
Fund servicing fees	187,545	23,435	1,476,479	235,065
Management service fees (Note 6)	124,285	15,204	573,025	156,549
Reports to shareholders	70,895	8,712	324,340	88,596
Professional fees	45,471	9,937	190,296	55,586
Trustees' fees and expenses	13,213	1,648	59,466	15,903
Insurance fees	11,367	1,397	52,001	14,205
Exchange listing fees	3,595	2,697	5,392	3,595
Pricing fees	2,976	2,976	2,976	2,976
Excise tax	—	8,573	90,507	82,606
Other	11,266	1,174	55,307	11,353
Total Expenses	6,239,318	891,793	32,739,027	7,261,881
Recoupment of expenses to Adviser (Note 6)	—	6,365	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(8)	—	—
Less: Investment advisory fees waived (Note 6)	—	—	(2,879,784)	—
Net Expenses	6,239,317	898,150	29,859,243	7,261,880
Net investment income	4,312,395	1,850,307	20,452,249	22,645,017
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(106,810,803)	—	(145,057,113)	—
In-kind redemptions	102,512,577	—	362,423,316	—
Swap contracts	(70,555,703)	(10,455,969)	133,575,723	(797,699,792)
Net realized gain (loss)	(74,853,929)	(10,455,969)	350,941,926	(797,699,792)
Change in net unrealized appreciation (depreciation) on: Investment securities	652,771	—	407,971,994	—
Swap contracts	(95,330,666)	10,652,127	1,400,854,068	(77,065,525)
Change in net unrealized appreciation (depreciation)	(94,677,895)	10,652,127	1,808,826,062	(77,065,525)
Net realized and unrealized gain (loss)	(169,531,824)	196,158	2,159,767,988	(874,765,317)
Net increase (decrease) in net assets resulting from operations	$(165,219,429)	$2,046,465	$2,180,220,237	$(852,120,300)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $8,391, $—, $— and $—, respectively)	$5,764,479	$—	$142,095	$179,044
Interest income	10,056,311	3,520,276	191,080	141,288
Securities lending income	—	—	46	—
Total investment income	15,820,790	3,520,276	333,221	320,332
Expenses:
Investment advisory fees (Note 6)	5,537,652	592,282	94,395	65,892
Interest expense	1,927,903	467,330	20,524	13,169
Licensing fees	463,146	49,604	10,412	7,212
Fund servicing fees	274,952	30,038	5,186	3,783
Management service fees (Note 6)	183,129	19,594	3,122	2,180
Reports to shareholders	103,679	11,214	1,775	1,248
Professional fees	64,204	11,367	5,974	5,672
Trustees' fees and expenses	19,054	2,089	330	238
Insurance fees	16,623	1,798	285	200
Exchange listing fees	3,595	2,697	2,697	2,697
Pricing fees	2,976	2,976	2,976	2,976
Excise tax	—	12,698	2,759	—
Other	22,753	1,495	425	238
Total Expenses	8,619,666	1,205,182	150,860	105,505
Recoupment of expenses to Adviser (Note 6)	—	25,069	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	(8,010)	(8,872)
Less: Investment advisory fees waived (Note 6)	(9,965)	—	—	—
Net Expenses	8,609,701	1,230,251	142,850	96,633
Net investment income	7,211,089	2,290,025	190,371	223,699
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(13,623,001)	—	(1,102,152)	(320,302)
In-kind redemptions	32,093,986	—	126,545	1,190,385
Swap contracts	(111,011,790)	(30,738,392)	(1,268,190)	1,882,380
Net realized gain (loss)	(92,540,805)	(30,738,392)	(2,243,797)	2,752,463
Change in net unrealized appreciation (depreciation) on: Investment securities	143,359,477	—	1,347,128	(139,477)
Swap contracts	501,333,943	(67,514,115)	1,090,636	(338,855)
Change in net unrealized appreciation (depreciation)	644,693,420	(67,514,115)	2,437,764	(478,332)
Net realized and unrealized gain (loss)	552,152,615	(98,252,507)	193,967	2,274,131
Net increase (decrease) in net assets resulting from operations	$559,363,704	$(95,962,482)	$384,338	$2,497,830

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2023

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$246,860	$—	$8,632,072	$—
Interest income	161,433	703,489	8,242,606	10,062,138
Securities lending income	671	—	495	—
Total investment income	408,964	703,489	16,875,173	10,062,138
Expenses:
Investment advisory fees (Note 6)	101,997	125,313	3,599,854	1,785,986
Professional fees	6,054	6,323	43,264	24,296
Fund servicing fees	5,561	6,767	178,359	89,618
Licensing fees	5,007	5,378	143,995	71,440
Interest expense	4,331	48,726	237,294	1,282,497
Management service fees (Note 6)	3,373	4,146	119,026	59,085
Pricing fees	2,976	2,975	2,976	2,976
Exchange listing fees	2,697	2,697	2,697	2,697
Reports to shareholders	1,917	2,386	67,033	33,839
Excise tax	574	39	23,583	11,620
Trustees' fees and expenses	353	457	11,912	6,382
Insurance fees	307	383	10,747	5,425
Other	305	370	9,827	5,047
Total Expenses	135,452	205,960	4,450,567	3,380,908
Recoupment of expenses to Adviser (Note 6)	671	1,820	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(2,021)	(285)	—	—
Less: Investment advisory fees waived (Note 6)	—	—	(984)	—
Net Expenses	134,102	207,495	4,449,583	3,380,907
Net investment income	274,862	495,994	12,425,590	6,681,231
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(624,135)	—	(21,737,490)	—
In-kind redemptions	—	—	6,858,066	—
Swap contracts	(2,627,534)	(196,078)	(82,065,311)	(87,636,249)
Net realized loss	(3,251,669)	(196,078)	(96,944,735)	(87,636,249)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,726,840	—	58,990,495	—
Swap contracts	5,064,335	(6,983,544)	212,032,651	(132,115,871)
Change in net unrealized appreciation (depreciation)	6,791,175	(6,983,544)	271,023,146	(132,115,871)
Net realized and unrealized gain (loss)	3,539,506	(7,179,622)	174,078,411	(219,752,120)
Net increase (decrease) in net assets resulting from operations	$3,814,368	$(6,683,628)	$186,504,001	$(213,070,889)
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily S&P 500® Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$322,415	$197,964	$17,548,605	$6,620,057
Net realized gain (loss)	3,336,884	(12,168,044)	107,271,530	(713,784,752)
Change in net unrealized appreciation (depreciation)	(4,882,800)	(28,211,169)	282,404,384	(926,143,940)
Net increase (decrease) in net assets resulting from operations	(1,223,501)	(40,181,249)	407,224,519	(1,633,308,635)
Distributions to shareholders:
Net distributions to shareholders	(188,084)	—	(14,449,674)	(5,786,419)
Total distributions	(188,084)	—	(14,449,674)	(5,786,419)
Capital share transactions:
Proceeds from shares sold	9,403,934	15,988,184	8,371,954,779	5,901,080,779
Cost of shares redeemed	(7,497,514)	(18,593,897)	(8,570,131,878)	(5,065,561,898)
Transaction fees (Note 4)	1,674	3,395	2,458,898	1,453,652
Net increase (decrease) in net assets resulting from capital transactions	1,908,094	(2,602,318)	(195,718,201)	836,972,533
Total increase (decrease) in net assets	496,509	(42,783,567)	197,056,644	(802,122,521)
Net assets:
Beginning of year/period	47,800,608	90,584,175	2,546,627,715	3,348,750,236
End of year/period	$48,297,117	$47,800,608	$2,743,684,359	$2,546,627,715
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,300,132	1,350,132	38,600,002	25,700,002
Shares sold	250,000	300,000	121,450,000	70,600,000
Shares repurchased	(200,000)	(350,000)	(123,850,000)	(57,700,000)
Shares outstanding, end of year/period	1,350,132	1,300,132	36,200,002	38,600,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 3X Shares		Direxion Daily Small Cap Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$14,661,469	$1,096,956	$7,999,339	$3,032,831
Net realized loss	(171,125,676)	(1,820,867)	(44,434,008)	(1,095,460,021)
Change in net unrealized appreciation (depreciation)	(107,242,661)	157,306,258	(167,178,086)	(35,224,542)
Net increase (decrease) in net assets resulting from operations	(263,706,868)	156,582,347	(203,612,755)	(1,127,651,732)
Distributions to shareholders:
Net distributions to shareholders	(10,762,794)	—	(4,641,815)	(1,367,545)
Total distributions	(10,762,794)	—	(4,641,815)	(1,367,545)
Capital share transactions:
Proceeds from shares sold	4,684,998,262	2,964,867,622	1,151,742,708	3,879,258,584
Cost of shares redeemed	(4,168,867,596)	(2,622,881,335)	(1,026,478,256)	(3,033,085,709)
Transaction fees (Note 4)	1,250,660	785,779	279,599	790,344
Net increase in net assets resulting from capital transactions	517,381,326	342,772,066	125,544,051	846,963,219
Total increase (decrease) in net assets	242,911,664	499,354,413	(82,710,519)	(282,056,058)
Net assets:
Beginning of year/period	887,711,032	388,356,619	1,217,462,801	1,499,518,859
End of year/period	$1,130,622,696	$887,711,032	$1,134,752,282	$1,217,462,801
Changes in shares outstanding
Shares outstanding, beginning of year/period	39,176,918	20,676,918	31,800,002	16,100,002
Shares sold	240,200,000	130,200,000	34,650,000	68,400,000
Shares repurchased	(213,000,000)	(111,700,000)	(28,750,000)	(52,700,000)
Shares outstanding, end of year/period	66,376,918	39,176,918	37,700,002	31,800,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bear 3X Shares		Direxion Daily FTSE China Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$7,705,392	$182,640	$7,905,445	$3,525,681
Net realized gain (loss)	(49,351,315)	111,315,116	50,624,853	(708,349,811)
Change in net unrealized appreciation (depreciation)	96,770,228	35,918,628	152,524,594	(127,503,386)
Net increase (decrease) in net assets resulting from operations	55,124,305	147,416,384	211,054,892	(832,327,516)
Distributions to shareholders:
Net distributions to shareholders	(5,993,352)	—	(7,440,434)	(1,246,902)
Total distributions	(5,993,352)	—	(7,440,434)	(1,246,902)
Capital share transactions:
Proceeds from shares sold	1,310,855,116	2,072,458,147	351,069,439	938,956,467
Cost of shares redeemed	(1,422,667,745)	(2,178,146,093)	(193,119,390)	(370,386,970)
Transaction fees (Note 4)	426,800	653,444	41,519	74,418
Net increase (decrease) in net assets resulting from capital transactions	(111,385,829)	(105,034,502)	157,991,568	568,643,915
Total increase (decrease) in net assets	(62,254,876)	42,381,882	361,606,026	(264,930,503)
Net assets:
Beginning of year/period	547,165,165	504,783,283	217,357,242	482,287,745
End of year/period	$484,910,289	$547,165,165	$578,963,268	$217,357,242
Changes in shares outstanding
Shares outstanding, beginning of year/period	16,922,797	18,772,797	10,892,767	2,155,001
Shares sold	42,750,000	60,600,000	7,450,000	13,580,000
Shares repurchased	(44,900,000)	(62,450,000)	(4,200,000)	(4,842,234)
Shares outstanding, end of year/period	14,772,797	16,922,797	14,142,767	10,892,767

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$2,444,508	$88,588	$290,340	$331,159
Net realized gain (loss)	(125,721,719)	68,000,459	5,272,776	(15,944,028)
Change in net unrealized appreciation (depreciation)	(38,526,797)	61,784,025	10,110,517	(12,282,624)
Net increase (decrease) in net assets resulting from operations	(161,804,008)	129,873,072	15,673,633	(27,895,493)
Distributions to shareholders:
Net distributions to shareholders	(1,999,539)	—	(191,688)	(316,935)
Total distributions	(1,999,539)	—	(191,688)	(316,935)
Capital share transactions:
Proceeds from shares sold	541,699,613	486,188,664	10,268,079	19,998,922
Cost of shares redeemed	(412,218,527)	(513,549,364)	(7,609,425)	(21,749,479)
Transaction fees (Note 4)	123,666	205,413	1,522	4,350
Net increase (decrease) in net assets resulting from capital transactions	129,604,752	(27,155,287)	2,660,176	(1,746,207)
Total increase (decrease) in net assets	(34,198,795)	102,717,785	18,142,121	(29,958,635)
Net assets:
Beginning of year/period	168,948,054	66,230,269	17,965,188	47,923,823
End of year/period	$134,749,259	$168,948,054	$36,107,309	$17,965,188
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,427,337	3,927,337	1,400,001	1,250,001
Shares sold	50,300,000	30,550,000	500,000	1,000,000
Shares repurchased	(41,850,000)	(30,050,000)	(400,000)	(850,000)
Shares outstanding, end of year/period	12,877,337	4,427,337	1,500,001	1,400,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$1,413,746	$803,533	$480,636	$(194)
Net realized gain (loss)	(1,251,106)	(124,088,995)	(7,018,375)	21,149,834
Change in net unrealized appreciation (depreciation)	18,049,042	(6,189,460)	(13,995,163)	12,129,823
Net increase (decrease) in net assets resulting from operations	18,211,682	(129,474,922)	(20,532,902)	33,279,463
Distributions to shareholders:
Net distributions to shareholders	(1,028,045)	—	(356,944)	—
Total distributions	(1,028,045)	—	(356,944)	—
Capital share transactions:
Proceeds from shares sold	47,037,951	84,616,572	9,850,949	60,339,424
Cost of shares redeemed	(25,269,685)	(74,971,504)	(14,076,094)	(63,788,096)
Transaction fees (Note 4)	5,250	15,888	4,223	31,918
Net increase (decrease) in net assets resulting from capital transactions	21,773,516	9,660,956	(4,220,922)	(3,416,754)
Total increase (decrease) in net assets	38,957,153	(119,813,966)	(25,110,768)	29,862,709
Net assets:
Beginning of year/period	49,367,063	169,181,029	56,453,163	26,590,454
End of year/period	$88,324,216	$49,367,063	$31,342,395	$56,453,163
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,281,598	2,081,598	2,695,232	2,945,232
Shares sold	1,450,000	1,700,000	750,000	4,350,000
Shares repurchased	(800,000)	(1,500,000)	(1,000,000)	(4,600,000)
Shares outstanding, end of year/period	2,931,598	2,281,598	2,445,232	2,695,232

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares		Direxion Daily MSCI South Korea Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$186,918	$158,185	$324,935	$227,711
Net realized gain (loss)	3,025,613	2,635,316	5,355,293	(38,741,856)
Change in net unrealized appreciation (depreciation)	4,267,989	(2,364,795)	2,084,418	3,845,839
Net increase (decrease) in net assets resulting from operations	7,480,520	428,706	7,764,646	(34,668,306)
Distributions to shareholders:
Net distributions to shareholders	(163,712)	(148,179)	(279,431)	(227,711)
Return of capital	—	—	—	(87,142)
Total distributions	(163,712)	(148,179)	(279,431)	(314,853)
Capital share transactions:
Proceeds from shares sold	—	3,561,223	7,276,731	42,506,823
Cost of shares redeemed	—	(7,418,820)	(7,171,292)	(34,458,616)
Transaction fees (Note 4)	—	1,483	1,477	6,958
Net increase (decrease) in net assets resulting from capital transactions	—	(3,856,114)	106,916	8,055,165
Total increase (decrease) in net assets	7,316,808	(3,575,587)	7,592,131	(26,927,994)
Net assets:
Beginning of year/period	11,649,618	15,225,205	20,093,899	47,021,893
End of year/period	$18,966,426	$11,649,618	$27,686,030	$20,093,899
Changes in shares outstanding
Shares outstanding, beginning of year/period	133,205	183,205	3,350,001	1,800,001
Shares sold	—	50,000	800,000	3,450,000
Shares repurchased	—	(100,000)	(850,000)	(1,900,000)
Shares outstanding, end of year/period	133,205	133,205	3,300,001	3,350,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Consumer Discretionary Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$1,036,880	$448,982	$128,429	$(100,922)
Net realized gain (loss)	54,295,233	(25,295,357)	(5,175,259)	(30,238,947)
Change in net unrealized appreciation (depreciation)	(33,973,189)	14,263,833	4,300,113	(21,136,117)
Net increase (decrease) in net assets resulting from operations	21,358,924	(10,582,542)	(746,717)	(51,475,986)
Distributions to shareholders:
Net distributions to shareholders	(908,259)	(5,900,582)	(53,136)	—
Total distributions	(908,259)	(5,900,582)	(53,136)	—
Capital share transactions:
Proceeds from shares sold	15,978,308	124,137,695	5,675,999	33,900,420
Cost of shares redeemed	(62,315,120)	(193,807,810)	(2,972,946)	(13,037,902)
Transaction fees (Note 4)	14,401	43,247	594	2,775
Net increase (decrease) in net assets resulting from capital transactions	(46,322,411)	(69,626,868)	2,703,647	20,865,293
Total increase (decrease) in net assets	(25,871,746)	(86,109,992)	1,903,794	(30,610,693)
Net assets:
Beginning of year/period	194,780,155	280,890,147	24,652,817	55,263,510
End of year/period	$168,908,409	$194,780,155	$26,556,611	$24,652,817
Changes in shares outstanding
Shares outstanding, beginning of year/period	10,750,001	13,650,001	1,050,001	600,001
Shares sold	800,000	6,850,000	300,000	750,000
Shares repurchased	(3,100,000)	(9,750,000)	(150,000)	(300,000)
Shares outstanding, end of year/period	8,450,001	10,750,001	1,200,001	1,050,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Dow Jones Internet Bull 3X Shares		Direxion Daily Dow Jones Internet Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$281,079	$(488,175)	$579,788	$163,010
Net realized gain (loss)	(18,126,624)	(253,307,924)	35,826	(5,074,902)
Change in net unrealized appreciation (depreciation)	36,031,587	(42,716,872)	(20,239,669)	20,263,013
Net increase (decrease) in net assets resulting from operations	18,186,042	(296,512,971)	(19,624,055)	15,351,121
Distributions to shareholders:
Net distributions to shareholders	—	(7,017,671)	(423,337)	(26,648)
Total distributions	—	(7,017,671)	(423,337)	(26,648)
Capital share transactions:
Proceeds from shares sold	80,058,586	402,775,715	76,950,933	180,515,545
Cost of shares redeemed	(73,534,263)	(96,132,641)	(68,485,563)	(144,304,284)
Transaction fees (Note 4)	16,091	19,522	20,546	43,291
Net increase in net assets resulting from capital transactions	6,540,414	306,662,596	8,485,916	36,254,552
Total increase (decrease) in net assets	24,726,456	3,131,954	(11,561,476)	51,579,025
Net assets:
Beginning of year/period	103,100,345	99,968,391	56,182,765	4,603,740
End of year/period	$127,826,801	$103,100,345	$44,621,289	$56,182,765
Changes in shares outstanding
Shares outstanding, beginning of year/period	14,300,001	1,150,001	1,469,952	319,952
Shares sold	12,300,000	20,800,000	2,850,000	5,150,000
Shares repurchased	(10,400,000)	(7,650,000)	(2,200,000)	(4,000,000)
Shares outstanding, end of year/period	16,200,001	14,300,001	2,119,952	1,469,952

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$16,769,991	$20,993,339	$2,882,888	$72,700
Net realized gain (loss)	48,099,756	(358,555,513)	(37,012,674)	14,512,157
Change in net unrealized appreciation (depreciation)	(239,008,316)	(1,336,880,880)	44,822,852	3,952,927
Net increase (decrease) in net assets resulting from operations	(174,138,569)	(1,674,443,054)	10,693,066	18,537,784
Distributions to shareholders:
Net distributions to shareholders	(12,985,377)	(19,073,316)	(2,267,811)	—
Total distributions	(12,985,377)	(19,073,316)	(2,267,811)	—
Capital share transactions:
Proceeds from shares sold	571,576,355	1,546,073,426	245,368,622	559,923,134
Cost of shares redeemed	(521,992,926)	(1,542,877,671)	(277,520,530)	(518,160,627)
Transaction fees (Note 4)	122,031	383,657	83,256	155,449
Net increase (decrease) in net assets resulting from capital transactions	49,705,460	3,579,412	(32,068,652)	41,917,956
Total increase (decrease) in net assets	(137,418,486)	(1,689,936,958)	(23,643,397)	60,455,740
Net assets:
Beginning of year/period	1,892,223,030	3,582,159,988	190,690,003	130,234,263
End of year/period	$1,754,804,544	$1,892,223,030	$167,046,606	$190,690,003
Changes in shares outstanding
Shares outstanding, beginning of year/period	25,699,289	24,799,289	9,303,350	7,103,350
Shares sold	9,750,000	15,650,000	12,750,000	25,050,000
Shares repurchased	(7,400,000)	(14,750,000)	(13,750,000)	(22,850,000)
Shares outstanding, end of year/period	28,049,289	25,699,289	8,303,350	9,303,350

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$1,522,649	$760,009	$545,287	$(23,901)
Net realized gain (loss)	15,555,326	23,094,065	60,584,558	(65,511,947)
Change in net unrealized appreciation (depreciation)	(22,565,894)	(57,503,787)	58,771,648	(132,743,393)
Net increase (decrease) in net assets resulting from operations	(5,487,919)	(33,649,713)	119,901,493	(198,279,241)
Distributions to shareholders:
Net distributions to shareholders	(1,168,280)	(597,569)	(584,353)	—
Total distributions	(1,168,280)	(597,569)	(584,353)	—
Capital share transactions:
Proceeds from shares sold	24,831,323	106,529,364	22,580,298	222,149,836
Cost of shares redeemed	(22,098,967)	(130,393,496)	(75,015,135)	(275,864,016)
Transaction fees (Note 4)	4,927	26,079	18,251	62,717
Net increase (decrease) in net assets resulting from capital transactions	2,737,283	(23,838,053)	(52,416,586)	(53,651,463)
Total increase (decrease) in net assets	(3,918,916)	(58,085,335)	66,900,554	(251,930,704)
Net assets:
Beginning of year/period	196,030,295	254,115,630	131,144,691	383,075,395
End of year/period	$192,111,379	$196,030,295	$198,045,245	$131,144,691
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,800,008	2,050,008	5,000,000	4,600,000
Shares sold	250,000	900,000	600,000	4,850,000
Shares repurchased	(200,000)	(1,150,000)	(2,000,000)	(4,450,000)
Shares outstanding, end of year/period	1,850,008	1,800,008	3,600,000	5,000,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Industrials Bull 3X Shares		Direxion Daily Pharmaceutical & Medical Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$172,647	$105,061	$64,110	$43,717
Net realized gain (loss)	3,991,231	(1,191,547)	(698,596)	(6,497,162)
Change in net unrealized (depreciation)	(1,961,450)	(13,301,032)	(499,460)	(539,333)
Net increase (decrease) in net assets resulting from operations	2,202,428	(14,387,518)	(1,133,946)	(6,992,778)
Distributions to shareholders:
Net distributions to shareholders	(149,983)	(94,102)	(54,946)	(36,713)
Total distributions	(149,983)	(94,102)	(54,946)	(36,713)
Capital share transactions:
Proceeds from shares sold	4,720,122	3,972,857	—	25,410,241
Cost of shares redeemed	(4,908,327)	(34,145,073)	(480,667)	(38,908,274)
Transaction fees (Note 4)	981	6,829	96	7,782
Net decrease in net assets resulting from capital transactions	(187,224)	(30,165,387)	(480,571)	(13,490,251)
Total increase (decrease) in net assets	1,865,221	(44,647,007)	(1,669,463)	(20,519,742)
Net assets:
Beginning of year/period	18,872,913	63,519,920	11,173,023	31,692,765
End of year/period	$20,738,134	$18,872,913	$9,503,560	$11,173,023
Changes in shares outstanding
Shares outstanding, beginning of year/period	650,001	1,400,001	1,100,001	1,750,001
Shares sold	150,000	100,000	—	1,750,000
Shares repurchased	(150,000)	(850,000)	(50,000)	(2,400,000)
Shares outstanding, end of year/period	650,001	650,001	1,050,001	1,100,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares		Direxion Daily Real Estate Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$651,028	$1,162,344	$2,811,842	$520,977
Net realized gain (loss)	2,703,043	(136,809)	(52,749,826)	24,704,385
Change in net unrealized appreciation (depreciation)	(2,878,999)	(63,747,069)	8,572,417	5,287,833
Net increase (decrease) in net assets resulting from operations	475,072	(62,721,534)	(41,365,567)	30,513,195
Distributions to shareholders:
Net distributions to shareholders	(529,296)	(6,886,474)	(2,158,041)	—
Total distributions	(529,296)	(6,886,474)	(2,158,041)	—
Capital share transactions:
Proceeds from shares sold	18,434,749	35,165,502	116,444,728	252,540,741
Cost of shares redeemed	(17,013,647)	(66,006,865)	(107,819,414)	(97,576,159)
Transaction fees (Note 4)	3,798	13,531	32,346	29,260
Net increase (decrease) in net assets resulting from capital transactions	1,424,900	(30,827,832)	8,657,660	154,993,842
Total increase (decrease) in net assets	1,370,676	(100,435,840)	(34,865,948)	185,507,037
Net assets:
Beginning of year/period	47,268,047	147,703,887	205,433,383	19,926,346
End of year/period	$48,638,723	$47,268,047	$170,567,435	$205,433,383
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,800,000	5,650,000	3,384,045	485,144
Shares sold	1,900,000	2,450,000	2,400,000	4,650,000
Shares repurchased	(1,700,000)	(3,300,000)	(2,150,000)	(1,751,099)
Shares outstanding, end of year/period	5,000,000	4,800,000	3,634,045	3,384,045

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares[1]		Direxion Daily Retail Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$2,448,953	$3,002,792	$376,179	$583,026
Net realized (loss)	(149,191,587)	(29,515,400)	(1,543,873)	(108,775,496)
Change in net unrealized (depreciation)	(60,171,547)	(133,852,353)	(7,215,225)	(28,565,366)
Net decrease in net assets resulting from operations	(206,914,181)	(160,364,961)	(8,382,919)	(136,757,836)
Distributions to shareholders:
Net distributions to shareholders	(1,721,266)	(2,874,970)	(272,893)	(473,179)
Total distributions	(1,721,266)	(2,874,970)	(272,893)	(473,179)
Capital share transactions:
Proceeds from shares sold	577,224,347	256,508,930	19,811,005	137,251,024
Cost of shares redeemed	(169,399,709)	(322,182,252)	(16,984,160)	(77,856,410)
Transaction fees (Note 4)	37,104	69,762	3,673	17,045
Net increase (decrease) in net assets resulting from capital transactions	407,861,742	(65,603,560)	2,830,518	59,411,659
Total increase (decrease) in net assets	199,226,295	(228,843,491)	(5,825,294)	(77,819,356)
Net assets:
Beginning of year/period	212,432,563	441,276,054	51,019,624	128,838,980
End of year/period	$411,658,858	$212,432,563	$45,194,330	$51,019,624
Changes in shares outstanding
Shares outstanding, beginning of year/period	7,098,590	8,648,590	6,271,105	3,071,105
Shares sold	70,500,000	5,800,000	2,550,000	7,500,000
Shares repurchased	(17,850,000)	(7,350,000)	(1,950,000)	(4,300,000)
Shares outstanding, end of year/period	59,748,590	7,098,590	6,871,105	6,271,105

1  Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® High Beta Bull 3X Shares		Direxion Daily S&P 500® High Beta Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$103,246	$(122,072)	$973,098	$57,673
Net realized gain (loss)	9,134,404	(27,568,719)	(25,181,814)	(11,036,973)
Change in net unrealized appreciation (depreciation)	(3,764,424)	(40,463,289)	(2,045,506)	21,185,720
Net increase (decrease) in net assets resulting from operations	5,473,226	(68,154,080)	(26,254,222)	10,206,420
Distributions to shareholders:
Net distributions to shareholders	(98,917)	—	(736,494)	—
Total distributions	(98,917)	—	(736,494)	—
Capital share transactions:
Proceeds from shares sold	30,908,872	128,760,161	91,805,684	168,513,712
Cost of shares redeemed	(41,936,208)	(101,920,791)	(66,701,147)	(135,959,210)
Transaction fees (Note 4)	9,064	20,511	20,010	40,788
Net increase (decrease) in net assets resulting from capital transactions	(11,018,272)	26,859,881	25,124,547	32,595,290
Total increase (decrease) in net assets	(5,643,963)	(41,294,199)	(1,866,169)	42,801,710
Net assets:
Beginning of year/period	69,234,565	110,528,764	66,427,676	23,625,966
End of year/period	$63,590,602	$69,234,565	$64,561,507	$66,427,676
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,714,370	1,464,370	7,706,828	2,606,828
Shares sold	1,050,000	3,800,000	15,200,000	18,500,000
Shares repurchased	(1,400,000)	(2,550,000)	(11,200,000)	(13,400,000)
Shares outstanding, end of year/period	2,364,370	2,714,370	11,706,828	7,706,828

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares		Direxion Daily S&P Biotech Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$4,312,395	$(4,697,375)	$1,850,307	$653,447
Net realized loss	(74,853,929)	(1,556,399,343)	(10,455,969)	(16,969,252)
Change in net unrealized appreciation (depreciation)	(94,677,895)	199,471,339	10,652,127	(274,321)
Net increase (decrease) in net assets resulting from operations	(165,219,429)	(1,361,625,379)	2,046,465	(16,590,126)
Distributions to shareholders:
Net distributions to shareholders	—	—	(1,628,450)	—
Total distributions	—	—	(1,628,450)	—
Capital share transactions:
Proceeds from shares sold	1,104,294,905	3,442,750,306	703,851,419	1,423,731,319
Cost of shares redeemed	(1,105,299,422)	(1,694,450,607)	(805,478,822)	(1,264,813,343)
Transaction fees (Note 4)	264,566	376,244	241,644	379,444
Net increase (decrease) in net assets resulting from capital transactions	(739,951)	1,748,675,943	(101,385,759)	159,297,420
Total increase (decrease) in net assets	(165,959,380)	387,050,564	(100,967,744)	142,707,294
Net assets:
Beginning of year/period	1,159,846,817	772,796,253	189,974,768	47,267,474
End of year/period	$993,887,437	$1,159,846,817	$89,007,024	$189,974,768
Changes in shares outstanding
Shares outstanding, beginning of year/period	156,261,600	14,511,600	9,416,024	2,216,024
Shares sold	177,050,000	295,550,000	42,600,000	50,250,000
Shares repurchased	(155,450,000)	(153,800,000)	(46,750,000)	(43,050,000)
Shares outstanding, end of year/period	177,861,600	156,261,600	5,266,024	9,416,024

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$20,452,249	$24,099,574	$22,645,017	$1,307,168
Net realized gain (loss)	350,941,926	(5,271,582,760)	(797,699,792)	221,587,899
Change in net unrealized appreciation (depreciation)	1,808,826,062	(1,537,628,928)	(77,065,525)	165,141,018
Net increase (decrease) in net assets resulting from operations	2,180,220,237	(6,785,112,114)	(852,120,300)	388,036,085
Distributions to shareholders:
Net distributions to shareholders	(22,153,380)	(18,952,312)	(16,494,874)	—
Total distributions	(22,153,380)	(18,952,312)	(16,494,874)	—
Capital share transactions:
Proceeds from shares sold	3,880,648,719	14,029,647,329	5,092,102,083	4,367,830,060
Cost of shares redeemed	(4,575,015,270)	(7,908,295,563)	(3,629,006,515)	(4,311,606,686)
Transaction fees (Note 4)	1,171,591	1,685,971	1,088,702	1,293,464
Net increase (decrease) in net assets resulting from capital transactions	(693,194,960)	6,123,037,737	1,464,184,270	57,516,838
Total increase (decrease) in net assets	1,464,871,897	(681,026,689)	595,569,096	445,552,923
Net assets:
Beginning of year/period	3,474,072,270	4,155,098,959	590,970,949	145,418,026
End of year/period	$4,938,944,167	$3,474,072,270	$1,186,540,045	$590,970,949
Changes in shares outstanding
Shares outstanding, beginning of year/period	390,950,060	87,250,060	9,923,440	2,530,107
Shares sold	286,750,000	644,650,000	194,200,000	91,435,000
Shares repurchased	(331,750,000)	(340,950,000)	(145,950,000)	(84,041,667)
Shares outstanding, end of year/period	345,950,060	390,950,060	58,173,440	9,923,440

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$7,211,089	$(1,097,830)	$2,290,025	$371,278
Net realized loss	(92,540,805)	(739,111,544)	(30,738,392)	(12,493,515)
Change in net unrealized appreciation (depreciation)	644,693,420	(1,370,501,859)	(67,514,115)	64,453,561
Net increase (decrease) in net assets resulting from operations	559,363,704	(2,110,711,233)	(95,962,482)	52,331,324
Distributions to shareholders:
Net distributions to shareholders	(6,478,177)	(11,889,234)	(1,569,955)	—
Total distributions	(6,478,177)	(11,889,234)	(1,569,955)	—
Capital share transactions:
Proceeds from shares sold	268,331,141	1,140,561,864	510,257,792	822,314,776
Cost of shares redeemed	(370,530,749)	(710,702,242)	(421,028,937)	(782,288,457)
Transaction fees (Note 4)	94,092	176,439	126,308	234,672
Net increase (decrease) in net assets resulting from capital transactions	(102,105,516)	430,036,061	89,355,163	40,260,991
Total increase (decrease) in net assets	450,780,011	(1,692,564,406)	(8,177,274)	92,592,315
Net assets:
Beginning of year/period	1,368,794,940	3,061,359,346	159,534,508	66,942,193
End of year/period	$1,819,574,951	$1,368,794,940	$151,357,234	$159,534,508
Changes in shares outstanding
Shares outstanding, beginning of year/period	53,300,000	43,050,000	3,800,260	1,801,485
Shares sold	9,800,000	24,750,000	15,600,000	20,300,000
Shares repurchased	(13,250,000)	(14,500,000)	(12,400,000)	(18,301,225)
Shares outstanding, end of year/period	49,850,000	53,300,000	7,000,260	3,800,260

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$190,371	$(15,247)	$223,699	$283,546
Net realized gain (loss)	(2,243,797)	3,113,802	2,752,463	6,257,659
Change in net unrealized appreciation (depreciation)	2,437,764	(31,874,575)	(478,332)	(3,670,521)
Net increase (decrease) in net assets resulting from operations	384,338	(28,776,020)	2,497,830	2,870,684
Distributions to shareholders:
Net distributions to shareholders	(198,360)	—	(194,484)	(363,008)
Total distributions	(198,360)	—	(194,484)	(363,008)
Capital share transactions:
Proceeds from shares sold	2,430,038	15,083,398	9,598,721	20,912,861
Cost of shares redeemed	(3,356,565)	(52,875,378)	(15,856,696)	(38,819,781)
Transaction fees (Note 4)	778	12,464	3,171	7,764
Net decrease in net assets resulting from capital transactions	(925,749)	(37,779,516)	(6,254,804)	(17,899,156)
Total decrease in net assets	(739,771)	(66,555,536)	(3,951,458)	(15,391,480)
Net assets:
Beginning of year/period	23,242,510	89,798,046	21,882,625	37,274,105
End of year/period	$22,502,739	$23,242,510	$17,931,167	$21,882,625
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,050,001	1,850,001	750,001	1,150,001
Shares sold	100,000	350,000	350,000	700,000
Shares repurchased	(150,000)	(1,150,000)	(500,000)	(1,100,000)
Shares outstanding, end of year/period	1,000,001	1,050,001	600,001	750,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$274,862	$108,970	$495,994	$18,850
Net realized gain (loss)	(3,251,669)	(8,203,502)	(196,078)	14,428,932
Change in net unrealized appreciation (depreciation)	6,791,175	(5,317,042)	(6,983,544)	5,753,324
Net increase (decrease) in net assets resulting from operations	3,814,368	(13,411,574)	(6,683,628)	20,201,106
Distributions to shareholders:
Net distributions to shareholders	(217,657)	—	(381,668)	—
Total distributions	(217,657)	—	(381,668)	—
Capital share transactions:
Proceeds from shares sold	15,455,964	19,813,138	8,749,813	48,953,433
Cost of shares redeemed	(7,565,497)	(5,460,055)	(32,300,501)	(42,655,103)
Transaction fees (Note 4)	2,270	1,424	22,302	12,797
Net increase (decrease) in net assets resulting from capital transactions	7,892,737	14,354,507	(23,528,386)	6,311,127
Total increase (decrease) in net assets	11,489,448	942,933	(30,593,682)	26,512,233
Net assets:
Beginning of year/period	24,281,736	23,338,803	56,135,448	29,623,215
End of year/period	$35,771,184	$24,281,736	$25,541,766	$56,135,448
Changes in shares outstanding
Shares outstanding, beginning of year/period	850,000	450,000	3,950,000	3,400,000
Shares sold	500,000	550,000	650,000	4,300,000
Shares repurchased	(250,000)	(150,000)	(2,450,000)	(3,750,000)
Shares outstanding, end of year/period	1,100,000	850,000	2,150,000	3,950,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations:
Net investment income	$12,425,590	$3,318,740	$6,681,231	$286,716
Net realized gain (loss)	(96,944,735)	(301,126,220)	(87,636,249)	324,325,126
Change in net unrealized appreciation (depreciation)	271,023,146	(204,797,974)	(132,115,871)	177,391,380
Net increase (decrease) in net assets resulting from operations	186,504,001	(502,605,454)	(213,070,889)	502,003,222
Distributions to shareholders:
Net distributions to shareholders	(8,972,206)	(2,244,754)	(5,040,515)	—
Total distributions	(8,972,206)	(2,244,754)	(5,040,515)	—
Capital share transactions:
Proceeds from shares sold	1,321,166,445	706,074,203	464,380,686	348,379,936
Cost of shares redeemed	(316,412,426)	(123,804,932)	(517,125,697)	(487,348,808)
Transaction fees (Note 4)	87,599	31,440	155,137	281,810
Net increase (decrease) in net assets resulting from capital transactions	1,004,841,618	582,300,711	(52,589,874)	(138,687,062)
Total increase (decrease) in net assets	1,182,373,413	77,450,503	(270,701,278)	363,316,160
Net assets:
Beginning of year/period	437,185,320	359,734,817	688,649,658	325,333,498
End of year/period	$1,619,558,733	$437,185,320	$417,948,380	$688,649,658
Changes in shares outstanding
Shares outstanding, beginning of year/period	62,350,000	12,800,000	4,324,261	5,674,261
Shares sold	156,200,000	58,350,000	3,950,000	3,900,000
Shares repurchased	(35,650,000)	(8,800,000)	(4,350,000)	(5,250,000)
Shares outstanding, end of year/period	182,900,000	62,350,000	3,924,261	4,324,261
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$36.77	$0.24	$0.30	$(1.10)	$(0.86)	$(0.14)	$—	$—	$(0.14)	$35.77	-2.32%	$48,297	1.23%	1.25%	1.27%	0.95%	0.97%	1.55%	0%
For the Year Ended October 31, 2022	67.09	0.15	0.17	(30.47)	(30.32)	—	—	—	—	36.77	-45.19%	47,801	0.98%	0.99%	0.31%	0.95%	0.96%	0.34%	54%
For the Year Ended October 31, 2021	22.89	(0.08)	(0.07)	44.29	44.21	(0.01)	—	—	(0.01)	67.09	193.19%	90,584	0.96%	0.95%	(0.14)%	0.95%	0.94%	(0.13)%	33%
For the Year Ended October 31, 2020	42.25	0.06	0.08	(19.24)	(19.18)	(0.17)	—	(0.01)	(0.18)	22.89	-45.61%	40,055	1.00%	1.06%	0.25%	0.95%	1.01%	0.30%	91%
For the Year Ended October 31, 2019	38.45	0.30	0.35	3.84	4.14	(0.34)	—	—	(0.34)	42.25	11.04%	46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
For the Year Ended October 31, 2018	42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	—	(1.27)	38.45	-7.90%	57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
Direxion Daily S&P 500® Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	65.97	0.48	0.53	9.73	10.21	(0.39)	—	—	(0.39)	75.79	15.56%	2,743,684	1.04%	1.07%	1.35%	0.89%	0.92%	1.50%	10%
For the Year Ended October 31, 2022	130.30	0.22	0.25	(64.36)	(64.14)	(0.19)	—	—	(0.19)	65.97	-49.27%	2,546,628	0.91%	0.96%	0.23%	0.88%	0.93%	0.26%	113%
For the Year Ended October 31, 2021	48.08	0.13	0.14	82.25	82.38	(0.16)	—	—	(0.16)	130.30	171.57%	3,348,750	0.91%	0.93%	0.14%	0.90%	0.92%	0.15%	28%
For the Year Ended October 31, 2020	55.25	0.16	0.20	(7.02)	(6.86)	(0.31)	—	—	(0.31)	48.08	-12.54%	1,331,734	1.03%	1.04%	0.34%	0.95%	0.96%	0.42%	223%
For the Year Ended October 31, 2019	43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	55.25	29.95%	947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
For the Year Ended October 31, 2018	40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	—	(1.84)	43.04	9.74%	992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
Direxion Daily S&P 500® Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	22.66	0.28	0.31	(5.68)	(5.40)	(0.23)	—	—	(0.23)	17.03	-23.93%	1,130,623	1.29%	1.26%	3.00%	0.95%	0.92%	3.34%	0%
For the Year Ended October 31, 2022	18.78	0.04	0.07	3.84	3.88	—	—	—	—	22.66	20.66%	887,711	1.08%	1.06%	0.20%	0.95%	0.93%	0.33%	0%
For the Year Ended October 31, 2021	61.00	(0.27)	(0.27)	(41.95)	(42.22)	—	—	—	—	18.78	-69.21%	388,357	0.95%	0.92%	(0.92)%	0.95%	0.92%	(0.92)%	0%
For the Year Ended October 31, 2020	160.60	(0.40)	(0.40)	(98.60)	(99.00)	(0.40)	—	(0.20)	(0.60)	61.00	-61.87%	803,180	0.96%	0.99%	(0.45)%	0.95%	0.98%	(0.44)%	0%
For the Year Ended October 31, 2019	259.20	2.90	2.90	(98.60)	(95.70)	(2.90)	—	—	(2.90)	160.60	-37.21%	488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
For the Year Ended October 31, 2018	339.40	1.80	1.80	(81.20)	(79.40)	(0.80)	—	—	(0.80)	259.20	-23.38%	267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
Direxion Daily Small Cap Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	38.28	0.25	0.30	(8.29)	(8.04)	(0.14)	—	—	(0.14)	30.10	-21.04%	1,134,752	1.17%	1.17%	1.43%	0.90%	0.90%	1.70%	33%
For the Year Ended October 31, 2022	93.14	0.11	0.13	(54.92)	(54.81)	(0.05)	—	—	(0.05)	38.28	-58.86%	1,217,463	0.94%	0.94%	0.22%	0.91%	0.91%	0.25%	114%
For the Year Ended October 31, 2021	32.03	(0.23)	(0.22)	61.35	61.12	(0.01)	—	—	(0.01)	93.14	190.83%	1,499,519	0.91%	0.91%	(0.28)%	0.90%	0.90%	(0.27)%	62%
For the Year Ended October 31, 2020	59.64	0.02	0.05	(27.47)	(27.45)	(0.12)	—	(0.04)	(0.16)	32.03	-46.16%	831,202	1.03%	1.01%	0.06%	0.95%	0.93%	0.14%	76%
For the Year Ended October 31, 2019	61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	59.64	-2.88%	730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
For the Year Ended October 31, 2018	66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	—	—	(0.12)	61.79	-6.49%	883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
Direxion Daily Small Cap Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	32.33	0.49	0.53	0.46	0.95	(0.46)	—	—	(0.46)	32.82	2.95%	484,910	1.19%	1.19%	3.26%	0.91%	0.91%	3.54%	0%
For the Year Ended October 31, 2022	26.89	0.01	0.04	5.43	5.44	—	—	—	—	32.33	20.23%	547,165	0.99%	0.99%	0.04%	0.91%	0.91%	0.12%	0%
For the Year Ended October 31, 2021	124.40	(0.33)	(0.33)	(97.18)	(97.51)	—	—	—	—	26.89	-78.38%	504,783	0.94%	0.90%	(0.91)%	0.94%	0.90%	(0.91)%	0%
For the Year Ended October 31, 2020	345.52	(0.88)	(0.88)	(218.88)	(219.76)	(0.96)	—	(0.40)	(1.36)	124.40	-63.86%	545,802	0.97%	0.97%	(0.46)%	0.95%	0.95%	(0.44)%	0%
For the Year Ended October 31, 2019	462.40	5.44	5.60	(116.64)	(111.20)	(5.68)	—	—	(5.68)	345.52	-24.30%	321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
For the Year Ended October 31, 2018	532.00	3.20	3.20	(70.80)	(67.60)	(2.00)	—	—	(2.00)	462.40	-12.65%	282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	19.95	0.67	0.75	20.96	21.63	(0.64)	—	—	(0.64)	40.94	108.32%	578,963	1.29%	1.27%	2.88%	0.95%	0.93%	3.22%	73%
For the Year Ended October 31, 2022	223.80	0.70	0.71	(204.20)	(203.50)	(0.35)	—	—	(0.35)	19.95	-91.06%	217,357	0.97%	0.97%	0.78%	0.95%	0.95%	0.80%	102%
For the Year Ended October 31, 2021	335.60	0.60	0.60	(109.60)	(109.00)	(2.80)	—	—	(2.80)	223.80	-32.82%	482,288	0.95%	0.93%	0.17%	0.95%	0.93%	0.17%	50%
For the Year Ended October 31, 2020	361.00	3.00	3.20	(24.80)	(21.80)	(3.20)	—	(0.40)	(3.60)	335.60	-6.03%	260,909	0.99%	1.01%	0.96%	0.95%	0.97%	1.00%	264%
For the Year Ended October 31, 2019	357.00	4.40	4.80	4.00	8.40	(4.40)	—	—	(4.40)	361.00	2.23%	329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
For the Year Ended October 31, 2018	653.20	9.60	10.00	(295.60)	(286.00)	(10.20)	—	—	(10.20)	357.00	-44.39%	307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE China Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$38.16	$0.16	$0.19	$(27.70)	$(27.54)	$(0.16)	$—	$—	$(0.16)	$10.46	-72.20%	$134,749	1.54%	1.53%	3.09%	0.95%	0.94%	3.68%	0%
For the Year Ended October 31, 2022	16.86	0.02	0.03	21.28	21.30	—	—	—	—	38.16	126.33%	168,948	1.06%	1.06%	0.09%	0.95%	0.95%	0.20%	0%
For the Year Ended October 31, 2021	20.91	(0.14)	(0.14)	(3.91)	(4.05)	—	—	—	—	16.86	-19.37%	66,230	0.95%	0.98%	(0.93)%	0.95%	0.98%	(0.93)%	0%
For the Year Ended October 31, 2020	49.94	(0.05)	(0.04)	(28.78)	(28.83)	(0.11)	—	(0.09)	(0.20)	20.91	-57.94%	44,477	0.98%	1.03%	(0.14)%	0.95%	1.00%	(0.11)%	0%
For the Year Ended October 31, 2019	71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	—	—	(0.71)	49.94	-28.74%	78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
For the Year Ended October 31, 2018	65.30	0.39	0.43	5.52	5.91	(0.17)	—	—	(0.17)	71.04	9.14%	80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	12.83	0.20	0.22	11.18	11.38	(0.14)	—	—	(0.14)	24.07	89.05%	36,107	1.16%	1.16%	2.04%	0.95%	0.95%	2.25%	0%
For the Year Ended October 31, 2022	38.34	0.28	0.29	(25.53)	(25.25)	(0.26)	—	—	(0.26)	12.83	-66.00%	17,965	0.98%	0.99%	1.16%	0.95%	0.96%	1.19%	0%
For the Year Ended October 31, 2021	14.48	0.15	0.15	23.85	24.00	(0.14)	—	—	(0.14)	38.34	165.99%	47,924	0.96%	0.93%	0.45%	0.95%	0.92%	0.46%	51%
For the Year Ended October 31, 2020	29.27	0.09	0.11	(14.74)	(14.65)	(0.14)	—	—	(0.14)	14.48	-50.09%	13,757	1.03%	1.09%	0.43%	0.95%	1.01%	0.51%	101%
For the Year Ended October 31, 2019	24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	29.27	21.25%	27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
For the Year Ended October 31, 2018	36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	—	—	(0.65)	24.54	-32.39%	46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	21.64	0.50	0.54	8.33	8.83	(0.34)	—	—	(0.34)	30.13	40.90%	88,324	1.18%	1.20%	3.20%	0.95%	0.97%	3.43%	0%
For the Year Ended October 31, 2022	81.27	0.37	0.38	(60.00)	(59.63)	—	—	—	—	21.64	-73.37%	49,367	0.96%	0.97%	0.74%	0.95%	0.96%	0.75%	262%
For the Year Ended October 31, 2021	59.82	(0.15)	(0.14)	21.73	21.58	(0.09)	—	(0.04)	(0.13)	81.27	36.04%	169,181	0.96%	0.94%	(0.16)%	0.95%	0.93%	(0.15)%	87%
For the Year Ended October 31, 2020	73.05	0.27	0.31	(13.07)	(12.80)	(0.43)	—	—	(0.43)	59.82	-16.88%	136,479	1.02%	1.04%	0.46%	0.95%	0.97%	0.53%	192%
For the Year Ended October 31, 2019	62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	73.05	17.72%	188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
For the Year Ended October 31, 2018	115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	—	(0.02)	(0.79)	62.74	-45.51%	202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	20.95	0.19	0.23	(8.17)	(7.98)	(0.15)	—	—	(0.15)	12.82	-38.13%	31,342	1.46%	1.62%	2.93%	0.95%	1.11%	3.44%	0%
For the Year Ended October 31, 2022	9.03	(0.00)[10]	0.02	11.92	11.92	—	—	—	—	20.95	132.00%	56,453	1.10%	1.23%	—%	0.95%	1.08%	0.15%	0%
For the Year Ended October 31, 2021	17.25	(0.08)	(0.08)	(8.14)	(8.22)	—	—	—	—	9.03	-47.65%	26,590	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	42.02	(0.04)	(0.03)	(24.56)	(24.60)	(0.11)	—	(0.06)	(0.17)	17.25	-58.79%	38,720	0.98%	1.08%	(0.12)%	0.95%	1.05%	(0.09)%	0%
For the Year Ended October 31, 2019	64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	—	—	(0.73)	42.02	-34.15%	62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
For the Year Ended October 31, 2018	50.55	0.30	0.32	14.09	14.39	(0.16)	—	—	(0.16)	64.78	28.60%	90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
Direxion Daily MSCI Mexico Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	87.46	1.40	1.82	54.76	56.15	(1.23)	—	—	(1.23)	142.39	64.88%	18,966	1.68%	1.76%	2.46%	0.95%	1.03%	3.19%	16%
For the Year Ended October 31, 2022	83.10	1.05	1.07	4.13	5.18	(0.82)	—	—	(0.82)	87.46	6.35%	11,650	0.98%	1.09%	1.27%	0.95%	1.06%	1.30%	25%
For the Year Ended October 31, 2021	31.99	(0.03)	(0.02)	51.33	51.30	(0.19)	—	—	(0.19)	83.10	160.49%	15,225	0.96%	0.99%	(0.04)%	0.95%	0.98%	(0.03)%	180%
For the Year Ended October 31, 2020	130.32	0.08	0.12	(97.90)	(97.82)	(0.42)	—	(0.09)	(0.51)	31.99	-75.36%	10,660	1.03%	1.26%	0.18%	0.95%	1.18%	0.26%	188%
For the Year Ended October 31, 2019	128.28	2.04	2.16	2.28	4.32	(2.28)	—	—	(2.28)	130.32	3.42%	11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
For the Year Ended October 31, 2018	261.96	3.48	3.48	(130.56)	(127.08)	(6.60)	—	—	(6.60)	128.28	-49.66%	4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	6.00	0.09	0.11	2.38	2.47	(0.08)	—	—	(0.08)	8.39	41.22%	27,686	1.28%	1.33%	2.19%	0.95%	1.00%	2.52%	25%
For the Year Ended October 31, 2022	26.12	0.11	0.11	(20.04)	(19.93)	(0.14)	—	(0.05)	(0.19)	6.00	-76.86%	20,094	0.96%	1.01%	0.78%	0.95%	1.00%	0.79%	27%
For the Year Ended October 31, 2021	16.66	(0.27)	(0.27)	9.73	9.46	(0.00)[10]	—	—	(0.00)	26.12	56.80%	47,022	0.96%	0.97%	(0.73)%	0.95%	0.96%	(0.72)%	97%
For the Year Ended October 31, 2020	21.32	(0.00)[10]	0.01	(4.47)	(4.47)	(0.19)	—	—	(0.19)	16.66	-21.27%	25,821	1.01%	1.15%	(0.02)%	0.95%	1.09%	0.04%	327%
For the Year Ended October 31, 2019	24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	21.32	-10.93%	25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
For the Year Ended October 31, 2018	60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	—	(2.44)	24.13	-58.26%	22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$18.12	$0.11	$0.14	$1.86	$1.97	$(0.10)	$—	$—	$(0.10)	$19.99	10.87%	$168,908	1.27%	1.27%	1.10%	0.93%	0.93%	1.44%	13%
For the Year Ended October 31, 2022	20.58	0.04	0.04	(2.12)	(2.08)	(0.04)	(0.34)	—	(0.38)	18.12	-10.07%	194,780	0.98%	0.97%	0.19%	0.94%	0.93%	0.23%	77%
For the Year Ended October 31, 2021	8.87	(0.03)	(0.03)	11.75	11.72	(0.01)	—	—	(0.01)	20.58	132.19%	280,890	0.96%	0.93%	(0.17)%	0.95%	0.92%	(0.16)%	64%
For the Year Ended October 31, 2020	55.54	0.01	(0.01)	(46.58)	(46.57)	(0.06)	—	(0.04)	(0.10)	8.87	-83.86%	199,485	0.99%	1.02%	0.07%	0.95%	0.98%	0.11%	159%
For the Year Ended October 31, 2019	42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	55.54	32.78%	52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
For the Year Ended October 31, 2018	40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	—	(0.89)	42.15	7.39%	56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	23.48	0.11	0.13	(1.42)	(1.31)	(0.04)	—	—	(0.04)	22.13	-5.56%	26,557	1.14%	1.20%	1.05%	0.95%	1.01%	1.24%	47%
For the Year Ended October 31, 2022	92.11	(0.12)	(0.08)	(68.51)	(68.63)	—	—	—	—	23.48	-74.51%	24,653	1.03%	1.06%	(0.25)%	0.95%	0.98%	(0.17)%	149%
For the Year Ended October 31, 2021	36.13	(0.33)	(0.33)	56.31	55.98	—	—	—	—	92.11	154.94%	55,264	0.96%	0.99%	(0.54)%	0.95%	0.98%	(0.53)%	18%
For the Year Ended October 31, 2020	31.74	(0.06)	(0.05)	4.52	4.46	(0.07)	—	—	(0.07)	36.13	14.26%	12,647	1.00%	1.46%	(0.20)%	0.95%	1.41%	(0.15)%	101%
For the Period November 29, 2018[9] through October 31, 2019	25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	31.74	27.83%	6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Dow Jones Internet Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	7.21	0.02	0.02	0.66	0.68	—	—	—	—	7.89	9.43%	127,827	1.19%	1.18%	0.45%	0.95%	0.94%	0.69%	74%
For the Year Ended October 31, 2022	86.93	(0.07)	(0.06)	(76.60)	(76.67)	—	(3.05)	—	(3.05)	7.21	-91.32%	103,100	0.98%	0.99%	(0.39)%	0.95%	0.96%	(0.36)%	55%
For the Year Ended October 31, 2021	45.47	(0.62)	(0.62)	42.08	41.46	—	—	—	—	86.93	91.18%	99,968	0.96%	0.96%	(0.81)%	0.95%	0.95%	(0.80)%	65%
For the Period November 7, 2019[9] through October 31, 2020	25.00	(0.25)	(0.24)	20.74	20.49	(0.02)	—	—	(0.02)	45.47	81.99%	34,100	0.97%	1.14%	(0.66)%	0.95%	1.12%	(0.64)%	123%
Direxion Daily Dow Jones Internet Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	38.22	0.32	0.43	(17.24)	(16.92)	(0.25)	—	—	(0.25)	21.05	-44.34%	44,621	1.76%	1.78%	2.40%	0.95%	0.97%	3.21%	0%
For the Year Ended October 31, 2022	14.39	0.17	0.20	23.67	23.84	(0.01)	—	—	(0.01)	38.22	165.69%	56,183	1.06%	1.11%	0.49%	0.95%	1.00%	0.60%	0%
For the Year Ended October 31, 2021	44.23	(0.18)	(0.18)	(29.66)	(29.84)	—	—	—	—	14.39	-67.47%	4,604	0.95%	1.56%	(0.93)%	0.95%	1.56%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	250.00	(0.24)	(0.23)	(204.96)	(205.20)	(0.28)	—	(0.29)	(0.57)	44.23	-82.26%	5,305	0.96%	2.14%	(0.30)%	0.95%	2.13%	(0.29)%	0%
Direxion Daily Financial Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	73.63	0.66	0.76	(11.24)	(10.58)	(0.49)	—	—	(0.49)	62.56	-14.39%	1,754,805	1.18%	1.19%	1.80%	0.90%	0.91%	2.08%	55%
For the Year Ended October 31, 2022	144.45	0.81	0.83	(70.93)	(70.12)	(0.70)	—	—	(0.70)	73.63	-48.61%	1,892,223	0.89%	0.93%	0.82%	0.87%	0.91%	0.84%	109%
For the Year Ended October 31, 2021	33.61	0.52	0.53	110.82	111.34	(0.50)	—	—	(0.50)	144.45	332.26%	3,582,160	0.86%	0.91%	0.56%	0.85%	0.90%	0.57%	70%
For the Year Ended October 31, 2020	80.94	0.32	0.36	(47.34)	(47.02)	(0.31)	—	—	(0.31)	33.61	-58.07%	1,347,638	1.03%	1.03%	0.73%	0.94%	0.94%	0.82%	247%
For the Year Ended October 31, 2019	58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	80.94	39.44%	1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
For the Year Ended October 31, 2018	60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	—	—	(0.56)	58.65	-1.98%	1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
Direxion Daily Financial Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	20.50	0.30	0.32	(0.41)	(0.11)	(0.27)	—	—	(0.27)	20.12	-0.67%	167,047	1.20%	1.17%	3.18%	0.95%	0.92%	3.43%	0%
For the Year Ended October 31, 2022	18.33	0.01	0.03	2.16	2.17	—	—	—	—	20.50	11.84%	190,690	1.04%	1.01%	0.05%	0.95%	0.92%	0.14%	0%
For the Year Ended October 31, 2021	118.00	(0.33)	(0.33)	(99.34)	(99.67)	—	—	—	—	18.33	-84.47%	130,234	0.95%	0.92%	(0.93)%	0.95%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2020	261.76	(0.88)	(0.80)	(141.92)	(142.80)	(0.64)	—	(0.32)	(0.96)	118.00	-54.76%	271,668	0.96%	0.98%	(0.48)%	0.95%	0.97%	(0.47)%	0%
For the Year Ended October 31, 2019	449.20	4.72	4.88	(187.52)	(182.80)	(4.64)	—	—	(4.64)	261.76	-40.98%	175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
For the Year Ended October 31, 2018	538.40	2.80	2.80	(90.40)	(87.60)	(1.60)	—	—	(1.60)	449.20	-16.26%	141,799	0.95%	0.96%	0.69%	0.95%	0.96%	0.69%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Healthcare Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$108.91	$0.83	$0.89	$(5.27)	$(4.44)	$(0.63)	$—	$—	$(0.63)	$103.84	-4.03%	$192,111	1.05%	1.04%	1.57%	0.93%	0.92%	1.69%	10%
For the Year Ended October 31, 2022	123.96	0.40	0.44	(15.12)	(14.72)	(0.33)	—	—	(0.33)	108.91	-11.85%	196,030	0.98%	0.96%	0.35%	0.95%	0.93%	0.38%	16%
For the Year Ended October 31, 2021	55.70	(0.04)	(0.04)	68.31	68.27	(0.01)	—	—	(0.01)	123.96	122.57%	254,116	0.96%	0.94%	(0.05)%	0.95%	0.93%	(0.04)%	2%
For the Year Ended October 31, 2020	58.15	0.12	0.16	(2.44)	(2.32)	(0.13)	—	—	(0.13)	55.70	-3.85%	103,039	1.01%	1.04%	0.20%	0.95%	0.98%	0.26%	228%
For the Year Ended October 31, 2019	53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	58.15	10.61%	139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
For the Year Ended October 31, 2018	44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	—	(0.29)	53.02	20.69%	151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	26.23	0.13	0.23	28.80	28.93	(0.15)	—	—	(0.15)	55.01	110.49%	198,045	1.45%	1.45%	0.70%	0.94%	0.94%	1.21%	10%
For the Year Ended October 31, 2022	83.28	(0.01)	0.02	(57.04)	(57.05)	—	—	—	—	26.23	-68.50%	131,145	0.97%	0.97%	(0.01)%	0.93%	0.93%	0.03%	98%
For the Year Ended October 31, 2021	39.58	(0.25)	(0.24)	43.95	43.70	—	—	—	—	83.28	110.41%	383,075	0.96%	0.94%	(0.37)%	0.94%	0.92%	(0.35)%	95%
For the Year Ended October 31, 2020	70.39	(0.12)	(0.10)	(30.69)	(30.81)	(0.00)[10]	—	—	(0.00)[10]	39.58	-43.74%	360,141	1.01%	1.02%	(0.34)%	0.95%	0.96%	(0.28)%	134%
For the Year Ended October 31, 2019	28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	70.39	149.83%	66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
For the Year Ended October 31, 2018	71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	—	(1.17)	28.33	-59.92%	39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
Direxion Daily Industrials Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	29.04	0.25	0.28	2.82	3.07	(0.21)	—	—	(0.21)	31.90	10.60%	20,738	1.15%	1.22%	1.49%	0.95%	1.02%	1.69%	7%
For the Year Ended October 31, 2022	45.37	0.12	0.13	(16.33)	(16.21)	(0.12)	—	—	(0.12)	29.04	-35.71%	18,873	0.97%	1.01%	0.33%	0.95%	0.99%	0.35%	20%
For the Year Ended October 31, 2021	18.48	(0.00)[10]	(0.00)[10]	26.96	26.96	(0.03)	(0.04)	—	(0.07)	45.37	146.14%	63,520	0.96%	0.96%	(0.01)%	0.95%	0.95%	—%	3%
For the Year Ended October 31, 2020	32.94	0.05	0.06	(14.36)	(14.31)	(0.15)	—	—	(0.15)	18.48	-43.33%	16,636	0.97%	1.44%	0.27%	0.95%	1.42%	0.29%	103%
For the Year Ended October 31, 2019	26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	32.94	27.57%	3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
For the Year Ended October 31, 2018	30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	—	(0.36)	26.25	-14.26%	3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	10.16	0.06	0.07	(1.12)	(1.06)	(0.05)	—	—	(0.05)	9.05	-10.41%	9,504	1.08%	1.39%	1.27%	0.95%	1.26%	1.40%	30%
For the Year Ended October 31, 2022	18.11	0.03	0.04	(7.95)	(7.92)	(0.03)	—	—	(0.03)	10.16	-43.75%	11,173	0.98%	1.11%	0.25%	0.95%	1.08%	0.28%	189%
For the Year Ended October 31, 2021	15.76	(0.09)	(0.08)	2.44	2.35	—	—	—	—	18.11	14.91%	31,693	0.95%	1.07%	(0.39)%	0.95%	1.07%	(0.39)%	115%
For the Year Ended October 31, 2020	15.66	(0.06)	(0.04)	0.16	0.10	(0.00)[10]	—	—	(0.00)[10]	15.76	0.64%	11,029	1.03%	1.38%	(0.34)%	0.95%	1.30%	(0.26)%	165%
For the Year Ended October 31, 2019	26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	15.66	-40.41%	8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
For the Period November 15, 2017[9] through October 31, 2018	25.00	0.08	0.09	1.56	1.64	(0.10)	—	(0.01)	(0.11)	26.53	6.49%	3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%
Direxion Daily Real Estate Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	9.85	0.14	0.15	(0.15)	(0.01)	(0.11)	—	—	(0.11)	9.73	-0.01%	48,639	1.27%	1.27%	2.66%	0.95%	0.95%	2.98%	39%
For the Year Ended October 31, 2022	26.14	0.25	0.26	(15.16)	(14.91)	(0.25)	(1.13)	—	(1.38)	9.85	-60.04%	47,268	0.98%	0.97%	1.24%	0.95%	0.94%	1.27%	84%
For the Year Ended October 31, 2021	9.03	0.22	0.22	17.08	17.30	(0.19)	—	—	(0.19)	26.14	192.60%	147,704	0.96%	0.94%	1.18%	0.95%	0.93%	1.19%	20%
For the Year Ended October 31, 2020	30.84	0.19	0.19	(21.40)	(21.21)	(0.17)	(0.40)	(0.03)	(0.60)	9.03	-69.35%	49,659	1.01%	1.08%	1.40%	0.95%	1.02%	1.46%	123%
For the Year Ended October 31, 2019	19.59	0.54	0.59	11.20	11.74	(0.49)	—	—	(0.49)	30.84	60.83%	53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
For the Year Ended October 31, 2018	21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	—	(0.12)	(0.60)	19.59	-7.13%	40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Real Estate Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$60.71	$0.76	$0.84	$(13.89)	$(13.13)	$(0.64)	$—	$—	$(0.64)	$46.94	-21.77%	$170,567	1.30%	1.27%	3.10%	0.95%	0.92%	3.45%	0%
For the Year Ended October 31, 2022	41.07	0.37	0.40	19.27	19.64	—	—	—	—	60.71	47.82%	205,433	1.01%	1.03%	0.75%	0.95%	0.97%	0.81%	0%
For the Year Ended October 31, 2021	153.40	(0.64)	(0.64)	(111.69)	(112.33)	—	—	—	—	41.07	-73.23%	19,926	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	257.60	(1.10)	(1.10)	(102.20)	(103.30)	(0.60)	—	(0.30)	(0.90)	153.40	-40.31%	45,283	0.96%	1.14%	(0.60)%	0.95%	1.13%	(0.59)%	0%
For the Year Ended October 31, 2019	502.00	5.00	5.00	(244.60)	(239.60)	(4.80)	—	—	(4.80)	257.60	-47.94%	15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
For the Year Ended October 31, 2018	564.00	4.00	4.00	(64.50)	(60.50)	(1.50)	—	—	(1.50)	502.00	-10.68%	19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
Direxion Daily Regional Banks Bull 3X Shares[11]
For the Six Months Ended April 30, 2023 (Unaudited)	29.93	0.14	0.15	(23.10)	(22.96)	(0.08)	—	—	(0.08)	6.89	-76.84%	411,659	1.05%	1.05%	2.27%	0.89%	0.89%	2.43%	35%
For the Year Ended October 31, 2022	51.02	0.37	0.39	(21.10)	(20.73)	(0.36)	—	—	(0.36)	29.93	-40.71%	212,433	0.93%	0.93%	0.94%	0.89%	0.89%	0.98%	138%
For the Year Ended October 31, 2021	13.19	0.28	0.28	37.83	38.11	(0.28)	—	—	(0.28)	51.02	290.09%	441,276	0.91%	0.89%	0.70%	0.90%	0.88%	0.71%	147%
For the Year Ended October 31, 2020	83.12	0.21	0.21	(69.69)	(69.48)	(0.45)	—	—	(0.45)	13.19	-83.83%	111,397	0.97%	1.00%	1.64%	0.95%	0.98%	1.66%	331%
For the Year Ended October 31, 2019	99.44	1.40	1.44	(16.30)	(14.90)	(1.42)	—	—	(1.42)	83.12	-14.83%	20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
For the Year Ended October 31, 2018	133.96	1.24	1.34	(34.54)	(33.30)	(1.22)	—	—	(1.22)	99.44	-25.20%	29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
Direxion Daily Retail Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	8.14	0.06	0.07	(1.58)	(1.52)	(0.04)	—	—	(0.04)	6.58	-18.64%	45,194	1.24%	1.23%	1.51%	0.94%	0.93%	1.81%	89%
For the Year Ended October 31, 2022	41.95	0.13	0.13	(33.83)	(33.70)	(0.11)	—	—	(0.11)	8.14	-80.48%	51,020	0.98%	0.95%	0.74%	0.95%	0.92%	0.77%	83%
For the Year Ended October 31, 2021	8.58	(0.09)	(0.08)	33.46	33.37	(0.00)[10]	—	—	(0.00)[10]	41.95	389.07%	128,839	0.97%	0.92%	(0.24)%	0.95%	0.90%	(0.22)%	112%
For the Year Ended October 31, 2020	9.43	0.01	0.01	(0.82)	(0.81)	(0.02)	—	(0.02)	(0.04)	8.58	-7.65%	22,485	0.99%	1.17%	0.12%	0.95%	1.13%	0.16%	171%
For the Year Ended October 31, 2019	14.76	0.13	0.13	(5.34)	(5.21)	(0.12)	—	—	(0.12)	9.43	-35.35%	12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
For the Year Ended October 31, 2018	9.80	0.08	0.11	4.98	5.06	(0.10)	—	—	(0.10)	14.76	51.66%	31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
Direxion Daily S&P 500® High Beta Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	25.51	0.04	0.11	1.39	1.43	(0.04)	—	—	(0.04)	26.90	5.60%	63,591	1.37%	1.38%	0.30%	0.95%	0.96%	0.72%	68%
For the Year Ended October 31, 2022	75.48	(0.07)	(0.04)	(49.90)	(49.97)	—	—	—	—	25.51	-66.20%	69,235	1.01%	1.01%	(0.16)%	0.95%	0.95%	(0.10)%	144%
For the Year Ended October 31, 2021	14.43	(0.01)	(0.01)	61.10	61.09	(0.04)	—	—	(0.04)	75.48	423.32%	110,529	0.96%	0.97%	(0.02)%	0.95%	0.96%	(0.01)%	151%
For the Period November 7, 2019[9] through October 31, 2020	35.71	—	—	(21.14)	(21.14)	(0.04)	—	(0.10)	(0.14)	14.43	-59.13%	29,795	0.97%	1.16%	(0.03)%	0.95%	1.14%	(0.01)%	245%
Direxion Daily S&P 500® High Beta Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	8.62	0.09	0.10	(3.13)	(3.04)	(0.07)	—	—	(0.07)	5.51	-35.29%	64,562	1.48%	1.49%	2.97%	0.95%	0.96%	3.50%	0%
For the Year Ended October 31, 2022	9.06	0.01	0.03	(0.45)	(0.44)	—	—	—	—	8.62	-4.86%	66,428	1.14%	1.17%	0.13%	0.95%	0.98%	0.32%	0%
For the Year Ended October 31, 2021	101.00	(0.15)	(0.15)	(91.79)	(91.94)	—	—	—	—	9.06	-91.03%	23,626	0.95%	1.03%	(0.93)%	0.95%	1.03%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	500.00	(1.00)	(1.00)	(397.20)	(398.20)	(0.40)	—	(0.40)	(0.80)	101.00	-79.76%	52,781	0.96%	1.10%	(0.79)%	0.95%	1.09%	(0.78)%	0%
Direxion Daily S&P Biotech Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	7.42	0.03	0.04	(1.86)	(1.83)	—	—	—	—	5.59	-24.66%	993,887	1.24%	1.24%	0.86%	0.92%	0.92%	1.18%	55%
For the Year Ended October 31, 2022	53.25	(0.06)	(0.04)	(45.77)	(45.83)	—	—	—	—	7.42	-86.07%	1,159,847	1.09%	1.09%	(0.51)%	0.94%	0.94%	(0.36)%	148%
For the Year Ended October 31, 2021	53.52	(0.57)	(0.57)	0.30	(0.27)	—	—	—	—	53.25	-0.50%	772,796	0.95%	0.93%	(0.82)%	0.94%	0.92%	(0.81)%	169%
For the Year Ended October 31, 2020	37.18	(0.23)	(0.19)	16.58	16.35	(0.01)	—	(0.00)[10]	(0.01)	53.52	43.96%	292,298	1.04%	1.05%	(0.48)%	0.95%	0.96%	(0.39)%	137%
For the Year Ended October 31, 2019	49.33	0.24	0.25	(12.14)	(11.90)	(0.25)	—	—	(0.25)	37.18	-24.17%	487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
For the Year Ended October 31, 2018	76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	—	(0.24)	49.33	-35.28%	592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily S&P Biotech Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$20.18	$0.25	$0.30	$(3.22)	$(2.97)	$(0.31)	$—	$—	$(0.31)	$16.90	-14.93%	$89,007	1.47%	1.46%	3.02%	0.95%	0.94%	3.54%	0%
For the Year Ended October 31, 2022	21.33	0.17	0.18	(1.32)	(1.15)	—	—	—	—	20.18	-5.39%	189,975	1.02%	1.03%	0.63%	0.95%	0.96%	0.70%	0%
For the Year Ended October 31, 2021	54.51	(0.20)	(0.20)	(32.98)	(33.18)	—	—	—	—	21.33	-60.87%	47,267	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	408.20	(0.09)	(0.04)	(352.33)	(352.42)	(0.71)	—	(0.56)	(1.27)	54.51	-86.59%	63,561	0.99%	1.03%	(0.07)%	0.95%	0.99%	(0.03)%	0%
For the Year Ended October 31, 2019	783.40	5.80	6.20	(373.20)	(367.40)	(7.80)	—	—	(7.80)	408.20	-47.16%	82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
For the Year Ended October 31, 2018	1,008.00	4.60	5.00	(226.20)	(221.60)	(3.00)	—	—	(3.00)	783.40	-21.81%	56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	8.89	0.06	0.09	5.39	5.45	(0.06)	—	—	(0.06)	14.28	61.46%	4,938,944	1.29%	1.42%	0.88%	0.77%	0.90%	1.40%	63%
For the Year Ended October 31, 2022	47.62	0.12	0.14	(38.77)	(38.65)	(0.08)	—	—	(0.08)	8.89	-81.24%	3,474,072	0.85%	0.97%	0.51%	0.77%	0.89%	0.59%	241%
For the Year Ended October 31, 2021	16.59	(0.00)[10]	(0.00)[10]	31.05	31.05	(0.02)	—	—	(0.02)	47.62	187.22%	4,155,099	0.83%	0.90%	(0.01)%	0.82%	0.89%	—%	170%
For the Year Ended October 31, 2020	13.21	0.02	0.03	3.39	3.41	(0.03)	—	—	(0.03)	16.59	25.88%	1,318,844	1.06%	1.06%	0.13%	0.94%	0.94%	0.25%	230%
For the Year Ended October 31, 2019	6.70	0.07	0.10	6.51	6.58	(0.07)	—	—	(0.07)	13.21	98.82%	634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
For the Year Ended October 31, 2018	9.87	0.05	0.07	(3.16)	(3.11)	(0.06)	—	—	(0.06)	6.70	-31.68%	582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
Direxion Daily Semiconductor Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	59.55	0.42	0.45	(39.31)	(38.89)	(0.26)	—	—	(0.26)	20.40	-65.32%	1,186,540	1.15%	1.15%	3.59%	0.87%	0.87%	3.87%	0%
For the Year Ended October 31, 2022	57.50	0.20	0.29	1.85	2.05	—	—	—	—	59.55	3.57%	590,971	1.09%	1.08%	0.41%	0.89%	0.88%	0.61%	0%
For the Year Ended October 31, 2021	374.90	(0.80)	(0.80)	(316.60)	(317.40)	—	—	—	—	57.50	-84.66%	145,418	0.95%	0.91%	(0.93)%	0.95%	0.91%	(0.93)%	0%
For the Year Ended October 31, 2020	3,681.60	(0.20)	0.10	(3,292.40)	(3,292.60)	(10.20)	—	(3.90)	(14.10)	374.90	-89.76%	93,777	0.98%	1.00%	(0.02)%	0.95%	0.97%	0.01%	0%
For the Year Ended October 31, 2019	15,996.00	92.40	96.00	(12,285.60)	(12,193.20)	(121.20)	—	—	(121.20)	3,681.60	-76.67%	237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
For the Year Ended October 31, 2018	19,500.00	96.00	108.00	(3,552.00)	(3,456.00)	(48.00)	—	—	(48.00)	15,996.00	-17.63%	65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
Direxion Daily Technology Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	25.68	0.14	0.18	10.81	10.95	(0.13)	—	—	(0.13)	36.50	42.77%	1,819,575	1.16%	1.17%	0.98%	0.90%	0.91%	1.24%	36%
For the Year Ended October 31, 2022	71.11	(0.02)	(0.01)	(45.13)	(45.15)	—	(0.28)	—	(0.28)	25.68	-63.77%	1,368,795	0.94%	0.96%	(0.05)%	0.90%	0.92%	(0.01)%	96%
For the Year Ended October 31, 2021	25.58	(0.14)	(0.14)	45.86	45.72	—	(0.19)	—	(0.19)	71.11	179.53%	3,061,359	0.91%	0.93%	(0.29)%	0.90%	0.92%	(0.28)%	25%
For the Year Ended October 31, 2020	18.44	(0.02)	—	7.19	7.17	(0.03)	—	—	(0.03)	25.58	38.98%	1,560,088	1.06%	1.06%	(0.11)%	0.95%	0.95%	—%	376%
For the Year Ended October 31, 2019	12.55	0.04	0.09	5.91	5.95	(0.05)	—	—	(0.05)	18.44	47.55%	774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
For the Year Ended October 31, 2018	10.76	0.04	0.07	1.80	1.84	(0.05)	—	—	(0.05)	12.55	16.99%	671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
Direxion Daily Technology Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	41.98	0.43	0.52	(20.52)	(20.09)	(0.27)	—	—	(0.27)	21.62	-47.93%	151,357	1.56%	1.53%	2.90%	0.95%	0.92%	3.51%	0%
For the Year Ended October 31, 2022	37.16	0.12	0.17	4.70	4.82	—	—	—	—	41.98	12.97%	159,535	1.08%	1.07%	0.31%	0.95%	0.94%	0.44%	0%
For the Year Ended October 31, 2021	147.80	(0.57)	(0.57)	(110.07)	(110.64)	—	—	—	—	37.16	-74.86%	66,942	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	957.00	(0.50)	(0.40)	(805.00)	(805.50)	(2.30)	—	(1.40)	(3.70)	147.80	-84.47%	80,036	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2019	2,218.00	22.00	22.00	(1,260.00)	(1,238.00)	(23.00)	—	—	(23.00)	957.00	-56.25%	59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
For the Year Ended October 31, 2018	3,680.00	20.00	21.00	(1,470.00)	(1,450.00)	(12.00)	—	—	(12.00)	2,218.00	-39.38%	33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Transportation Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$22.14	$0.19	$0.21	$0.37	$0.56	$(0.20)	$—	$—	$(0.20)	$22.50	2.50%	$22,503	1.13%	1.19%	1.52%	0.95%	1.01%	1.70%	29%
For the Year Ended October 31, 2022	48.54	(0.01)	(0.01)	(26.39)	(26.40)	—	—	—	—	22.14	-54.39%	23,243	0.96%	0.98%	(0.03)%	0.95%	0.97%	(0.02)%	54%
For the Year Ended October 31, 2021	18.08	(0.09)	(0.09)	30.56	30.47	(0.01)	—	—	(0.01)	48.54	168.57%	89,798	0.96%	0.95%	(0.24)%	0.95%	0.94%	(0.23)%	49%
For the Year Ended October 31, 2020	25.01	(0.02)	(0.01)	(6.85)	(6.87)	(0.06)	—	—	(0.06)	18.08	-27.42%	38,879	0.96%	1.13%	(0.10)%	0.95%	1.12%	(0.09)%	128%
For the Year Ended October 31, 2019	27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	25.01	-6.66%	3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
For the Year Ended October 31, 2018	29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	—	(3.17)	27.12	1.13%	10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
Direxion Daily Utilities Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	29.18	0.39	0.41	0.64	1.03	(0.32)	—	—	(0.32)	29.89	3.68%	17,931	1.10%	1.20%	2.55%	0.95%	1.05%	2.70%	18%
For the Year Ended October 31, 2022	32.41	0.46	0.51	(3.10)	(2.64)	(0.51)	(0.08)	—	(0.59)	29.18	-8.50%	21,883	1.08%	1.17%	1.25%	0.95%	1.04%	1.38%	63%
For the Year Ended October 31, 2021	26.76	0.31	0.31	5.70	6.01	(0.36)	—	—	(0.36)	32.41	22.72%	37,274	0.96%	1.03%	1.04%	0.95%	1.02%	1.05%	69%
For the Year Ended October 31, 2020	45.80	0.40	0.42	(17.58)	(17.18)	(0.50)	(1.34)	(0.02)	(1.86)	26.76	-38.38%	14,715	1.01%	1.28%	1.44%	0.95%	1.22%	1.50%	80%
For the Year Ended October 31, 2019	27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	45.80	67.76%[12]	16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
For the Year Ended October 31, 2018	31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	—	—	(0.54)	27.81	-8.72%	4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	28.57	0.31	0.32	3.88	4.19	(0.24)	—	—	(0.24)	32.52	14.72%	35,771	0.99%	1.00%	2.02%	0.95%	0.96%	2.06%	19%
For the Year Ended October 31, 2022	51.86	0.20	0.20	(23.49)	(23.29)	—	—	—	—	28.57	-44.91%	24,282	0.96%	1.01%	0.48%	0.95%	1.00%	0.49%	0%
For the Year Ended October 31, 2021	65.11	(0.22)	(0.22)	(7.29)	(7.51)	—	(5.18)	(0.56)	(5.74)	51.86	-12.64%	23,339	0.95%	1.06%	(0.40)%	0.95%	1.06%	(0.40)%	6%
For the Year Ended October 31, 2020	54.00	(0.06)	(0.04)	11.35	11.29	(0.18)	—	—	(0.18)	65.11	20.96%	19,534	0.99%	1.15%	(0.10)%	0.95%	1.11%	(0.06)%	76%
For the Year Ended October 31, 2019	38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	54.00	40.66%	21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
For the Year Ended October 31, 2018	44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	—	—	(0.32)	38.83	-11.54%	5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	14.21	0.19	0.21	(2.37)	(2.18)	(0.15)	—	—	(0.15)	11.88	-15.36%	25,542	1.24%	1.23%	2.97%	0.95%	0.94%	3.26%	0%
For the Year Ended October 31, 2022	8.71	(0.00)[10]	0.01	5.50	5.50	—	—	—	—	14.21	63.15%	56,135	1.01%	0.99%	0.04%	0.95%	0.93%	0.10%	0%
For the Year Ended October 31, 2021	8.10	(0.08)	(0.08)	0.69	0.61	—	—	—	—	8.71	7.53%	29,623	0.95%	1.12%	(0.93)%	0.95%	1.12%	(0.93)%	0%
For the Year Ended October 31, 2020	10.58	(0.01)	(0.01)	(2.43)	(2.44)	(0.03)	—	(0.01)	(0.04)	8.10	-23.08%	6,882	0.95%	1.40%	(0.09)%	0.95%	1.40%	(0.09)%	0%
For the Year Ended October 31, 2019	15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	10.58	-30.84%	11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
For the Year Ended October 31, 2018	14.01	0.07	0.08	1.47	1.54	(0.02)	—	—	(0.02)	15.53	11.01%	20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	7.01	0.11	0.11	1.81	1.92	(0.08)	—	—	(0.08)	8.85	27.60%	1,619,559	0.92%	0.92%	2.59%	0.87%	0.87%	2.64%	56%
For the Year Ended October 31, 2022	28.10	0.14	0.14	(21.15)	(21.01)	(0.08)	—	—	(0.08)	7.01	-74.89%	437,185	0.91%	0.91%	0.92%	0.90%	0.90%	0.93%	8%
For the Year Ended October 31, 2021	35.81	0.03	0.03	(7.01)	(6.98)	(0.03)	(0.69)	(0.01)	(0.73)	28.10	-19.90%	359,735	0.88%	0.88%	0.11%	0.88%	0.88%	0.11%	33%
For the Year Ended October 31, 2020	29.39	0.08	0.10	6.49	6.57	(0.15)	—	—	(0.15)	35.81	22.38%	282,879	0.98%	0.98%	0.22%	0.93%	0.93%	0.27%	67%
For the Year Ended October 31, 2019	15.76	0.29	0.34	13.63	13.92	(0.29)	—	—	(0.29)	29.39	88.98%	189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%
For the Year Ended October 31, 2018	20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	—	—	(0.26)	15.76	-23.07%	100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2023 (Unaudited)	$159.25	$1.66	$1.98	$(53.22)	$(51.56)	$(1.19)	$—	$—	$(1.19)	$106.50	-32.41%	$417,948	1.42%	1.42%	2.81%	0.88%	0.88%	3.35%	0%
For the Year Ended October 31, 2022	57.33	0.05	0.17	101.87	101.92	—	—	—	—	159.25	177.78%	688,650	1.01%	1.01%	0.06%	0.88%	0.88%	0.19%	0%
For the Year Ended October 31, 2021	55.80	(0.55)	(0.55)	2.08	1.53	—	—	—	—	57.33	2.74%	325,333	0.88%	0.88%	(0.86)%	0.88%	0.88%	(0.86)%	0%
For the Year Ended October 31, 2020	107.20	(0.06)	(0.05)	(50.93)	(50.99)	(0.28)	—	(0.13)	(0.41)	55.80	-47.66%	99,010	0.90%	0.90%	(0.09)%	0.89%	0.89%	(0.08)%	0%
For the Year Ended October 31, 2019	228.50	2.10	2.40	(121.20)	(119.10)	(2.20)	—	—	(2.20)	107.20	-52.34%	123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%
For the Year Ended October 31, 2018	191.40	1.10	1.20	36.60	37.70	(0.60)	—	—	(0.60)	228.50	19.71%	345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and realized gain (loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

12  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2023

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 76 separate series (each, a "Fund" and together the "Funds"). 40 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P High Beta Bear 3X Shares
Direxion Daily S&P 500® Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

DIREXION SEMI-ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares	S&P Mid Cap 400® Index	300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Dow Jones Internet Bull 3X Shares		300%
Direxion Daily Dow Jones Internet Bear 3X Shares	Dow Jones Internet Composite Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Financials Select Sector Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	Real Estate Select Sector Index	-300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily S&P 500® High Beta Bull 3X Shares		300%
Direxion Daily S&P 500® High Beta Bear 3X Shares	S&P 500® High Beta Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	ICE Semiconductor Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	S&P Transportation Select Industry FMC Capped Index	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

DIREXION SEMI-ANNUAL REPORT

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest.

DIREXION SEMI-ANNUAL REPORT

These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2023 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$103,495	$—	$103,495[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	37,387,101	—	33,430,000	3,957,101	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	2,767,765	—	2,767,765[1]	—
Direxion Daily Small Cap Bull 3X Shares	1,502,870	—	—	1,502,870	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	7,637,245	—	7,637,245[1]	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	3,139,826	—	3,139,826[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	1,720,463	—	1,720,463[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	185,928	—	170,000	15,928	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—	—	590,809	—	590,809[1]	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	388,052	—	388,052[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	23,529,677	—	23,529,677[1]	—
Direxion Daily Financial Bear 3X Shares	16,808,244	—	16,808,244[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	11,237,336	—	9,370,000	1,867,336	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	2,470,899	—	2,470,899[1]	—
Direxion Daily Real Estate Bear 3X Shares	8,357,205	—	8,357,205[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	2,774,671	—	2,774,671[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$26,521,195	$—	$17,570,000	$8,951,195	$—	$—	$—	$—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	2,413,512	—	2,413,512[1]	—
Direxion Daily Semiconductor Bull 3X Shares	33,103,041	—	5,960,000	27,143,041	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	9,380,862	—	9,380,862[1]	—
Direxion Daily Technology Bull 3X Shares	32,122,505	—	27,720,000	4,402,505	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	5,680,335	—	5,680,335[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	39,665	—	—	39,665	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,804,194	—	—	1,804,194	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	939,750	—	939,750[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$30,783,104	$—	$27,090,000	$3,693,104	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	2,795,467	—	2,795,467[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	4,090,204	—	4,090,204[1]	—
Direxion Daily Small Cap Bear 3X Shares	15,390,296	—	15,390,296[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE China Bull 3X Shares	$—	$—	$—	$—	$6,347,223	$—	$6,347,223[1]	$—
Direxion Daily FTSE China Bear 3X Shares	7,438,011	—	7,438,011[1]	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	2,509,032	—	2,470,000	39,032	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	2,499,103	—	2,120,000	379,103	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	16,355,850	—	16,355,850[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	3,368,038	—	2,620,000	748,038	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	8,416,543	—	8,416,543[1]	—
Direxion Daily Semiconductor Bull 3X Shares	43,864,233	—	15,190,000	28,674,233	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	9,576,215	—	9,576,215[1]	—
Direxion Daily Technology Bull 3X Shares	56,610,518	—	50,710,000	5,900,518	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,230,787	—	1,230,787[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	562,215	—	320,000	242,215	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	73,811	—	73,811[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	5,143,451	—	—	5,143,451	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	5,330,015	—	5,330,015[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$44,009,844	$—	$35,560,000	$8,449,844	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	3,781,406	—	3,781,406[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	12,279,012	—	12,279,012[1]	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	245,885	—	245,885[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	13,892,813	—	13,892,813[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	965,306	—	820,000	145,306	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	214,182	—	214,182[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	263,299	—	263,299[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	46,420,844	—	46,420,844[1]	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	3,801,676	—	3,801,676[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	31,179,160	—	28,360,000	2,819,160	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	—	98,852	—	98,852[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	118,972	—	118,972[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	3,661,826	—	3,661,826[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,794,776	—	1,010,000	784,776	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	1,595,828	—	1,595,828[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$—	$—	$—	$—	$5,375,707	$—	$5,375,707[1]	$—
Direxion Daily S&P Biotech Bear 3X Shares	5,814,154	—	5,814,154[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	115,057,055	—	94,790,000	20,267,055	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	24,524,582	—	24,524,582[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	68,334,517	—	60,280,000	8,054,517	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	3,547,762	—	3,547,762[1]	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	131,979	—	131,979[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	7,201	—	—	7,201	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	13,682	—	13,682[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$397,496	$—	$397,496[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	36,927,361	—	34,368,997	2,558,364	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	4,299,434	—	4,299,434[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	2,657,182	—	2,657,182[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bear 3X Shares	$18,019,678	$—	$18,019,678[1]	$—	$—	$—	$—	$—
Direxion Daily FTSE Europe Bull 3X Shares	1,648,858	—	1,591,000	57,858	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	4,585,552	—	4,585,552[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1,287,147	—	1,287,147[1]	—	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	703,813	—	703,813[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	1,131,306	—	483,998	647,308	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	5,479,381	—	5,479,381[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	150,566	—	150,566[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	42,732,374	—	42,732,374[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	1,578,371	—	1,578,371[1]	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	—	198,802	—	198,802[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	118,029	—	118,029[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	1,979,664	—	1,979,664[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	592,070	—	592,070[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	957,286	—	957,286[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	440,529	—	440,529[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Semiconductor Bull 3X Shares	$66,851,579	$—	$38,323,000	$28,528,579	$—	$—	$—	$—
Direxion Daily Semiconductor Bear 3X Shares	6,797,830	—	6,797,830[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	30,838,028	—	26,396,000	4,442,028	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	2,353,437	—	2,353,437[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	339,973	—	339,973[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	10,327,649	—	2	10,327,647	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	3,782,260	—	3,782,260[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$33,770,704	$—	$28,320,000	$5,450,704	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	10,210,988	—	10,210,988[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	1,687,209	—	—	1,687,209	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	673,744	—	330,000	343,744	—	—	—	—
Direxion Daily Financial Bull 3X Shares	21,814,500	—	15,490,000	6,324,500	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	3,553,855	—	3,553,855[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Regional Banks Bull 3X Shares	$—	$—	$—	$—	$18,180,857	$—	$18,180,857[1]	$—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	4,547,833	—	4,547,833[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	4,226,265	—	4,226,265[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	143,833,253	—	109,230,000	34,603,253	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	13,788,236	—	13,788,236[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	90,763,892	—	82,620,000	8,143,892	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	6,663,664	—	6,663,664[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	11,717,655	—	840,000	10,877,655	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	1,429,136	—	1,429,136[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$348,356	$—	$348,356[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	36,099,130	—	31,110,000	4,989,130	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	4,435,062	—	4,435,062[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	16,510,283	—	16,510,283[1]	—
DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bear 3X Shares	$15,026,800	$—	$15,026,800[1]	$—	$—	$—	$—	$—
Direxion Daily FTSE Europe Bull 3X Shares	1,306,409	—	1,120,000	186,409	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	298,716	—	—	298,716	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	1,963,965	—	1,963,965[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	1,851,980	—	1,560,000	291,980	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	598,918	—	560,000	38,918	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	1,540,222	—	1,130,000	410,222	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	531,901	—	490,000	41,901	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	2,802,877	—	2,802,877[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	484,189	—	350,000	134,189	—	—	—	—
Direxion Daily Financial Bull 3X Shares	21,508,440	—	15,320,000	6,188,440	—	—	—	—
Direxion Daily Financial Bear 3X Shares	2,480,934	—	2,480,934[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	4,172,374	—	4,172,374[1]	—
Direxion Daily Industrials Bull 3X Shares	91,587	—	—	91,587	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	1,400,687	—	970,000	430,687	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	1,358,011	—	1,358,011[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	12,625,335	—	12,625,335[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Retail Bull 3X Shares	$—	$—	$—	$—	$1,530,028	$—	$1,530,028[1]	$—
Direxion Daily S&P 500® High Beta Bear 3X Shares	49,314	—	49,314[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	3,596,863	—	—	3,596,863	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	163,250	—	163,250[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	98,243,454	—	80,530,000	17,713,454	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	3,043,765	—	3,043,765[1]	—
Direxion Daily Technology Bull 3X Shares	68,390,111	—	62,030,000	6,360,111	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,374,635	—	1,374,635[1]	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	209,615	—	209,615[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	374,352	—	220,000	154,352	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	580,445	—	580,445[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	2,948,605	—	—	2,948,605	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	177,069	—	177,069[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Societe Generale

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$41,344	$—	$—	$41,344	$—	$—	$—	$—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	167,952	—	167,952[1]	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	698,590	—	698,590[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$274,211	$—	$—	$274,211	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	42,212,069	—	36,190,000	6,022,069	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	1,284,797	—	1,284,797[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	14,188,960	—	14,188,960[1]	—
Direxion Daily Small Cap Bear 3X Shares	10,618,703	—	10,618,703[1]	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	9,173,844	—	9,173,844[1]	—
Direxion Daily FTSE China Bear 3X Shares	9,869,082	—	9,869,082[1]	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	491,136	—	470,000	21,136	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	11,961	—	11,961[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$874,424	$—	$874,424[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI Mexico Bull 3X Shares	2,303,595	—	2,040,000	263,595	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	2,055,917	—	2,020,000	35,917	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	6,064,185	—	6,064,185[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	360,189	—	360,189[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	7,073,011	—	7,073,011[1]	—
Direxion Daily Financial Bear 3X Shares	4,263,934	—	4,263,934[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	3,404,888	—	2,800,000	604,888	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	94,334	—	—	94,334	—	—	—	—
Direxion Daily Real Estate Bear 3X Shares	1,754,021	—	1,754,021[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	5,503,928	—	5,503,928[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	584,543	—	584,543[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	2,574,541	—	2,574,541[1]	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	6,865,899	—	6,865,899[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	1,929,880	—	1,929,880[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	2,870,917	—	2,870,917[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	91,108,018	—	64,930,000	26,178,018	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Semiconductor Bear 3X Shares	$47,500,976	$—	$47,500,976[1]	$—	$—	$—	$—	$—
Direxion Daily Technology Bull 3X Shares	38,699,412	—	33,690,000	5,009,412	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	4,640,787	—	4,640,787[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	338,748	—	338,748[1]	—
Direxion Daily Utilities Bull 3X Shares	1,168,319	—	1,168,319[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	3,910,038	—	—	3,910,038	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	5,055,526	—	5,055,526[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2023.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets

DIREXION SEMI-ANNUAL REPORT

present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2023, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of April 30, 2023, the market value of the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily S&P 500® Bull 3X Shares	$21,906	$23,003	$—	$23,003
Direxion Daily MSCI Mexico Bull 3X Shares	6,058,753	6,217,729	—	6,217,729
Direxion Daily Aerospace & Defense Bull 3X Shares	212,983	223,039	—	223,039
Direxion Daily Financial Bull 3X Shares	7,663	8,047	—	8,047
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	128,562	131,284	—	131,284
Direxion Daily Regional Banks Bull 3X Shares	1,486,618	1,450,530	94,060	1,544,590
Direxion Daily Retail Bull 3X Shares	1,535,522	1,577,746	—	1,577,746
Direxion Daily S&P 500® High Beta Bull 3X Shares	8,301	8,515	—	8,515
Direxion Daily S&P Biotech Bull 3X Shares	7,803,487	7,835,890	187,432	8,023,322
Direxion Daily Semiconductor Bull 3X Shares	14,477,673	14,943,224	—	14,943,224

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended April 30, 2023, which is disclosed on the Statements of Operations.

DIREXION SEMI-ANNUAL REPORT

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Certain Funds paid this excise tax during the period ended April 30, 2023.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2023 and October 31, 2022, are listed below.

The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Period Ended April 30, 2023 (Unaudited)			Year Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$188,084	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	14,449,674	—	—	5,786,419	—	—
Direxion Daily S&P 500® Bear 3X Shares	10,762,794	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	4,641,815	—	—	1,367,545	—	—
Direxion Daily Small Cap Bear 3X Shares	5,993,352	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	7,440,434	—	—	1,246,902	—	—
Direxion Daily FTSE China Bear 3X Shares	1,999,539	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	191,688	—	—	316,935	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,028,045	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	356,944	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	163,712	—	—	148,179	—	—

DIREXION SEMI-ANNUAL REPORT

	Period Ended April 30, 2023 (Unaudited)			Year Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily MSCI South Korea Bull 3X Shares	$279,431	$—	$—	$227,711	$—	$87,142
Direxion Daily Aerospace & Defense Bull 3X Shares	908,259	—	—	5,900,582	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	53,136	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—	7,017,671	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	423,337	—	—	26,648	—	—
Direxion Daily Financial Bull 3X Shares	12,985,377	—	—	19,073,316	—	—
Direxion Daily Financial Bear 3X Shares	2,267,811	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	1,168,280	—	—	597,569	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	584,353	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	149,983	—	—	94,102	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	54,946	—	—	36,713	—	—
Direxion Daily Real Estate Bull 3X Shares	529,296	—	—	6,886,474	—	—
Direxion Daily Real Estate Bear 3X Shares	2,158,041	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	1,721,266	—	—	2,874,970	—	—
Direxion Daily Retail Bull 3X Shares	272,893	—	—	473,179	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	98,917	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	736,494	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	1,628,450	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	22,153,380	—	—	18,952,312	—	—
Direxion Daily Semiconductor Bear 3X Shares	16,494,874	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	6,478,177	—	—	11,889,234	—	—
Direxion Daily Technology Bear 3X Shares	1,569,955	—	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	198,360	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	194,484	—	—	363,008	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	217,657	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	381,668	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	8,972,206	—	—	2,244,754	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	5,040,515	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

At October 31, 2022, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(15,809,870)	$35,769	$—	$—	$(15,774,101)
Direxion Daily S&P 500® Bull 3X Shares	(982,789,056)	809,840	—	(6,400)	(981,985,616)
Direxion Daily S&P 500® Bear 3X Shares	(130,026,007)	—	—	(2,473,631,335)	(2,603,657,342)
Direxion Daily Small Cap Bull 3X Shares	(607,584,814)	1,663,421	—	(352,881,779)	(958,803,172)
Direxion Daily Small Cap Bear 3X Shares	(265,017,174)	—	—	(3,452,525,248)	(3,717,542,422)
Direxion Daily FTSE China Bull 3X Shares	(684,243,393)	450,862	—	(330,658,278)	(1,014,450,809)
Direxion Daily FTSE China Bear 3X Shares	30,032,672	—	—	(15,031,551)	15,001,121
Direxion Daily FTSE Europe Bull 3X Shares	(12,301,218)	63,887	—	(19,106,818)	(31,344,149)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(99,944,773)	—	—	(186,212,321)	(286,157,094)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	7,345,241	—	—	(318,941,112)	(311,595,871)
Direxion Daily MSCI Mexico Bull 3X Shares	1,216,768	10,006	—	—	1,226,774
Direxion Daily MSCI South Korea Bull 3X Shares	(23,639,927)	—	—	(19,991,866)	(43,631,793)
Direxion Daily Aerospace & Defense Bull 3X Shares	9,970,993	1,383	—	(5,096,355)	4,876,021
Direxion Daily Consumer Discretionary Bull 3X Shares	(15,990,608)	—	—	(16,153,594)	(32,144,202)
Direxion Daily Dow Jones Internet Bull 3X Shares	(155,451,604)	—	—	(101,344,945)	(256,796,549)
Direxion Daily Dow Jones Internet Bear 3X Shares	(3,195,016)	100,487	—	—	(3,094,529)
Direxion Daily Financial Bull 3X Shares	(94,887,824)	7,929,725	—	(361,864,963)	(448,823,062)
Direxion Daily Financial Bear 3X Shares	(38,095,971)	—	—	(3,094,286,337)	(3,132,382,308)
Direxion Daily Healthcare Bull 3X Shares	(20,413,818)	162,440	—	—	(20,251,378)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(119,378,359)	—	—	—	(119,378,359)
Direxion Daily Industrials Bull 3X Shares	(4,225,948)	10,959	—	—	(4,214,989)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(3,871,470)	21,428	—	(5,261,408)	(9,111,450)
Direxion Daily Real Estate Bull 3X Shares	(27,290,729)	—	—	—	(27,290,729)
Direxion Daily Real Estate Bear 3X Shares	(12,101,576)	337,583	—	(94,309,403)	(106,073,396)
Direxion Daily Regional Banks Bull 3X Shares	(68,093,790)	127,822	—	—	(67,965,968)
Direxion Daily Retail Bull 3X Shares	(55,402,957)	109,847	—	(40,780,542)	(96,073,652)
Direxion Daily S&P 500® High Beta Bull 3X Shares	(45,123,142)	—	—	—	(45,123,142)
Direxion Daily S&P 500® High Beta Bear 3X Shares	(199,033)	—	—	(106,043,243)	(106,242,276)

DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily S&P Biotech Bull 3X Shares	$(717,227,736)	$—	$—	$(780,772,761)	$(1,498,000,497)
Direxion Daily S&P Biotech Bear 3X Shares	(99,244,371)	132,796	—	(245,562,623)	(344,674,198)
Direxion Daily Semiconductor Bull 3X Shares	(5,687,559,552)	5,147,262	—	(239,601,866)	(5,922,014,156)
Direxion Daily Semiconductor Bear 3X Shares	67,452,062	496,283	—	(455,959,326)	(388,010,981)
Direxion Daily Technology Bull 3X Shares	(1,261,661,520)	—	—	—	(1,261,661,520)
Direxion Daily Technology Bear 3X Shares	(361,187)	—	—	(262,386,135)	(262,747,322)
Direxion Daily Transportation Bull 3X Shares	(6,811,940)	—	—	(470,064)	(7,282,004)
Direxion Daily Utilities Bull 3X Shares	(1,691,982)	—	—	—	(1,691,982)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(10,952,005)	33,455	—	(3,959,407)	(14,877,957)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	4,956,400	—	—	(47,351,121)	(42,394,721)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(492,076,892)	1,083,546	—	(63,660,000)	(554,653,346)
Direxion Daily 20+ Year Treasury Bear 3X Shares	127,636,244	—	—	(688,410,775)	(560,774,531)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2023, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$46,951,951	$128,818	$—	$128,818
Direxion Daily S&P 500® Bull 3X Shares	2,468,089,293	166,110,929	(21,918,172)	144,192,757
Direxion Daily S&P 500® Bear 3X Shares	1,066,910,153	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,198,299,197	—	(8,370,478)	(8,370,478)
Direxion Daily Small Cap Bear 3X Shares	479,472,167	—	—	—
Direxion Daily FTSE China Bull 3X Shares	609,353,457	4,083,740	—	4,083,740
Direxion Daily FTSE China Bear 3X Shares	134,934,373	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	33,528,584	524,979	—	524,979
Direxion Daily MSCI Emerging Markets Bull 3X Shares	92,584,943	—	(177,548)	(177,548)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	32,115,829	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	21,710,099	1,297,211	—	1,297,211
Direxion Daily MSCI South Korea Bull 3X Shares	28,162,462	342,423	—	342,423
Direxion Daily Aerospace & Defense Bull 3X Shares	161,243,349	10,085,442	(3,802,226)	6,283,216
Direxion Daily Consumer Discretionary Bull 3X Shares	26,435,231	1,386,179	(1,115,446)	270,733
Direxion Daily Dow Jones Internet Bull 3X Shares	126,669,729	7,728,224	(4,326,093)	3,402,131
Direxion Daily Dow Jones Internet Bear 3X Shares	43,112,144	—	—	—
Direxion Daily Financial Bull 3X Shares	1,810,304,808	91,034,874	(37,554,859)	53,480,015
Direxion Daily Financial Bear 3X Shares	176,652,688	—	—	—
Direxion Daily Healthcare Bull 3X Shares	201,729,912	8,114,205	(10,649,735)	(2,535,530)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	172,019,473	19,003,482	(847,867)	18,155,615
Direxion Daily Industrials Bull 3X Shares	22,068,197	375,379	(1,538,969)	(1,163,590)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	9,685,496	722,753	(908,116)	(185,363)

DIREXION SEMI-ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Real Estate Bull 3X Shares	$53,503,658	$279,167	$(3,162,538)	$(2,883,371)
Direxion Daily Real Estate Bear 3X Shares	174,279,396	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	460,171,017	7,944,982	(15,049,007)	(7,104,025)
Direxion Daily Retail Bull 3X Shares	50,040,207	2,281,431	(1,547,767)	733,664
Direxion Daily S&P 500® High Beta Bull 3X Shares	65,767,862	3,507,679	(3,200,937)	306,742
Direxion Daily S&P 500® High Beta Bear 3X Shares	68,290,054	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	1,009,374,654	62,533,301	(62,504,301)	29,000
Direxion Daily S&P Biotech Bear 3X Shares	96,042,854	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	4,418,827,035	379,072,511	(41,529,366)	337,543,145
Direxion Daily Semiconductor Bear 3X Shares	1,284,955,274	—	—	—
Direxion Daily Technology Bull 3X Shares	1,579,031,962	191,069,035	(8,854,228)	182,214,807
Direxion Daily Technology Bear 3X Shares	172,134,524	—	—	—
Direxion Daily Transportation Bull 3X Shares	24,033,829	354,555	(1,248,604)	(894,049)
Direxion Daily Utilities Bull 3X Shares	18,322,183	253,058	(270,862)	(17,804)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	35,221,331	99,905	—	99,905
Direxion Daily 7-10 Year Treasury Bear 3X Shares	26,335,495	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,531,471,718	31,460,380	—	31,460,380
Direxion Daily 20+ Year Treasury Bear 3X Shares	420,552,564	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2022.

At October 31, 2022, the Funds deferred, on a tax basis, qualified late year losses of:

Ordinary Late Year Loss Deferral
Direxion Daily Consumer Discretionary Bull 3X Shares	$58,267
Direxion Daily Dow Jones Internet Bull 3X Shares	294,260
Direxion Daily S&P Biotech Bull 3X Shares	3,439,848

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2022, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	2,470,297,255	3,329,426
Direxion Daily Small Cap Bull 3X Shares	—	352,879,795	—
Direxion Daily Small Cap Bear 3X Shares	—	3,452,523,190	—
Direxion Daily FTSE China Bull 3X Shares	—	325,605,746	5,052,532
Direxion Daily FTSE China Bear 3X Shares	(81,197,814)	15,031,551	—
Direxion Daily FTSE Europe Bull 3X Shares	—	19,106,818	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	125,175,993	61,036,328
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(15,109,098)	318,941,112	—

DIREXION SEMI-ANNUAL REPORT

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily MSCI Mexico Bull 3X Shares	$—	$—	$—
Direxion Daily MSCI South Korea Bull 3X Shares	—	19,991,866	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	338,823	4,757,532
Direxion Daily Consumer Discretionary Bull 3X Shares	—	14,952,956	1,142,371
Direxion Daily Dow Jones Internet Bull 3X Shares	—	101,050,685	—
Direxion Daily Dow Jones Internet Bear 3X Shares	(6,603,182)	—	—
Direxion Daily Financial Bull 3X Shares	—	332,638,013	28,914,473
Direxion Daily Financial Bear 3X Shares	—	3,094,283,146	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	5,008,593	252,815
Direxion Daily Real Estate Bull 3X Shares	—	—	—
Direxion Daily Real Estate Bear 3X Shares	(25,333,762)	94,309,403	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—
Direxion Daily Retail Bull 3X Shares	—	35,636,417	5,144,125
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	106,043,243	—
Direxion Daily S&P Biotech Bull 3X Shares	—	716,192,022	61,140,891
Direxion Daily S&P Biotech Bear 3X Shares	(43,877,769)	245,562,623	—
Direxion Daily Semiconductor Bull 3X Shares	—	236,225,383	3,376,483
Direxion Daily Semiconductor Bear 3X Shares	(301,474,455)	455,959,326	—
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	—	262,385,958	—
Direxion Daily Transportation Bull 3X Shares	—	470,064	—
Direxion Daily Utilities Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	3,267,148	692,259
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(13,715,213)	47,351,121	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	60,511,910	3,148,090
Direxion Daily 20+ Year Treasury Bear 3X Shares	(280,830,679)	688,410,775	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2023, open U.S. Federal and state income tax years include the tax years ended October 31, 2020 through October 31, 2022. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is

DIREXION SEMI-ANNUAL REPORT

applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2023 represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$6,158,167	$—	$5,834,202	$5,799,100
Direxion Daily S&P 500® Bull 3X Shares	194,369,121	2,894,337,388	3,889,116,063	1,116,681,779
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	251,937,150	728,752,407	734,959,704	280,488,170
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	246,854,000	230,193,944	345,188,465	161,211,604
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	4,207,973	—	10,216,223	7,656,200
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	16,030,528	39,261,451	23,671,916
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	4,207,375	1,095,411	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	8,419,189	3,541,257	5,814,850	6,640,627
Direxion Daily Aerospace & Defense Bull 3X Shares	23,688,304	15,680,922	14,840,100	42,997,166
Direxion Daily Consumer Discretionary Bull 3X Shares	8,725,790	10,647,317	5,691,379	2,964,288
Direxion Daily Dow Jones Internet Bull 3X Shares	64,366,612	64,294,413	78,803,489	59,443,556
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	690,890,930	755,495,384	508,617,570	344,794,455
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	25,438,151	14,637,324	25,252,251	17,239,111
Direxion Daily Homebuilders & Supplies Bull 3X Shares	53,076,587	10,596,296	18,713,250	41,956,112
Direxion Daily Industrials Bull 3X Shares	2,664,264	991,973	4,712,052	4,913,036
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	1,994,909	2,001,136	—	475,469
Direxion Daily Real Estate Bull 3X Shares	14,041,247	13,539,782	17,810,567	13,100,996
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	58,581,401	215,592,862	517,552,887	140,233,013
Direxion Daily Retail Bull 3X Shares	31,951,540	30,977,960	17,538,596	14,073,517
Direxion Daily S&P 500® High Beta Bull 3X Shares	36,921,888	34,164,277	29,385,892	34,749,770
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	400,453,217	505,191,404	842,576,337	657,475,138
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	2,097,476,561	2,688,561,874	3,175,361,895	1,953,478,163
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	474,827,583	373,941,634	242,996,843	172,106,164
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	7,220,949	4,818,118	2,418,452	2,319,458
Direxion Daily Utilities Bull 3X Shares	4,309,830	2,067,175	9,594,178	15,793,346
Direxion Daily 7-10 Year Treasury Bull 3X Shares	6,443,015	4,100,960	6,124,134	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	513,177,101	353,484,499	660,940,519	72,479,141
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2023.

DIREXION SEMI-ANNUAL REPORT

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

The Adviser has agreed to waive a portion of its fees based upon the specific breakpoints listed in the table below based on each Fund's daily net assets. For the period ended April 30, 2023, the Adviser waived its fee in certain Funds.

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust. This fee is allocated to each Fund based on each Fund's respective average daily net assets.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2024. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2023	October 31, 2024	October 31, 2025	April 30, 2026	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$5	$3,958	$15,878	$1,507	$8,604	$3,958	$29,947
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	111,900	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	46,555	180	19,507	379	49,431	180	69,497
Direxion Daily FTSE China Bear 3X Shares	6,307	199	19,026	11,460	5,923	199	36,608
Direxion Daily FTSE Europe Bull 3X Shares	901	1,238	—	1,054	6,174	1,238	8,466
Direxion Daily MSCI Emerging Markets Bull 3X Shares	22	7,368	18,118	939	17,713	7,368	44,138

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2023	October 31, 2024	October 31, 2025	April 30, 2026	Recoupment Amount
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$—	$26,892	$31,362	$58,889	$50,097	$26,892	$167,240
Direxion Daily MSCI Mexico Bull 3X Shares	—	5,894	13,440	6,726	14,262	5,894	40,322
Direxion Daily MSCI South Korea Bull 3X Shares	—	6,904	20,009	4,769	15,648	6,904	47,330
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	7,324	24,851	18,769	24,164	7,324	75,108
Direxion Daily Dow Jones Internet Bull 3X Shares	6,968	225	—	4,118	31,317	225	35,660
Direxion Daily Dow Jones Internet Bear 3X Shares	—	4,238	16,868	27,407	18,987	4,238	67,500
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	26,836	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	8,520	100	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	301	301	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	7,603	24,556	5,072	17,849	7,603	55,080
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	15,655	28,617	21,940	23,937	15,655	90,149
Direxion Daily Real Estate Bull 3X Shares	894	1,042	21,728	2,655	26,610	1,042	52,035
Direxion Daily Real Estate Bear 3X Shares	30,466	—	31,967	48,415	51,746	—	132,128
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	1,851	16	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	399	1,830	14,467	8,528	8,279	1,830	33,104
Direxion Daily S&P 500® High Beta Bear 3X Shares	10	1,772	18,402	19,907	14,090	1,772	54,171
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	6,365	8	26,200	2,825	12,487	8	41,520
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	25,069	—	12,140	2,677	—	—	14,817
DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2023	October 31, 2024	October 31, 2025	April 30, 2026	Recoupment Amount
Direxion Daily Transportation Bull 3X Shares	$—	$8,010	$15,263	$3,328	$12,108	$8,010	$38,709
Direxion Daily Utilities Bull 3X Shares	—	8,872	22,634	17,028	21,711	8,872	70,245
Direxion Daily 7-10 Year Treasury Bull 3X Shares	671	2,021	18,146	21,335	21,306	2,021	62,808
Direxion Daily 7-10 Year Treasury Bear 3X Shares	1,820	285	20,488	26,014	3,162	285	49,949
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2023 is presented on the Statement of Assets and Liabilities as "Due from (to) Adviser, net".

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of April 30, 2023:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$34,957,232	$—	$12,123,537	$274,211	$(849,347)
Direxion Daily S&P 500® Bull 3X Shares	—	2,088,958,131	523,323,919	261,189,313	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	1,066,910,153	—	(29,574,919)
Direxion Daily Small Cap Bull 3X Shares	720,556,428	—	469,372,291	1,544,214	(49,725,641)

DIREXION SEMI-ANNUAL REPORT

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Small Cap Bear 3X Shares	$—	$—	$479,472,167	$66,692,722	$(245,885)
Direxion Daily FTSE China Bull 3X Shares	383,540,209	—	229,896,988	—	(32,553,706)
Direxion Daily FTSE China Bear 3X Shares	—	—	134,934,373	17,307,093	(1,720,463)
Direxion Daily FTSE Europe Bull 3X Shares	15,525,079	—	18,528,484	7,642,644	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,437,173	—	89,970,222	298,716	(4,597,513)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	32,115,829	2,161,571	(1,963,965)
Direxion Daily MSCI Mexico Bull 3X Shares	8,360,529	—	14,646,781	5,794,625	—
Direxion Daily MSCI South Korea Bull 3X Shares	14,231,665	—	14,273,220	784,846	(917,995)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	110,801,145	56,725,420	5,170,631	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	20,204,900	6,501,064	2,587,818	(263,299)
Direxion Daily Dow Jones Internet Bull 3X Shares	—	92,636,493	37,435,367	14,346,443	(590,809)
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	43,112,144	484,189	(898,807)
Direxion Daily Financial Bull 3X Shares	—	1,147,324,119	716,460,704	43,322,940	(136,279,708)
Direxion Daily Financial Bear 3X Shares	—	—	176,652,688	23,553,112	(4,252,445)
Direxion Daily Healthcare Bull 3X Shares	—	140,298,585	58,895,797	3,404,888	(7,974,050)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	127,354,288	62,820,800	45,784,534	(1,578,371)
Direxion Daily Industrials Bull 3X Shares	—	14,118,098	6,786,509	91,587	(297,654)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	6,308,625	3,191,508	94,334	(237,001)
Direxion Daily Real Estate Bull 3X Shares	—	37,243,133	13,377,154	1,400,687	(2,470,899)
Direxion Daily Real Estate Bear 3X Shares	—	—	174,279,396	10,111,226	(1,358,011)
Direxion Daily Regional Banks Bull 3X Shares	—	315,090,982	137,976,010	—	(39,971,946)
Direxion Daily Retail Bull 3X Shares	—	31,110,094	19,663,777	—	(4,094,235)
Direxion Daily S&P 500® High Beta Bull 3X Shares		48,366,713	17,707,891	1,794,776	(3,166,611)
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	68,290,054	11,285,712	—
Direxion Daily S&P Biotech Bull 3X Shares	—	753,462,050	255,941,604	30,118,058	(21,227,249)

DIREXION SEMI-ANNUAL REPORT

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P Biotech Bear 3X Shares	$—	$—	$96,042,854	$13,515,115	$(2,413,512)
Direxion Daily Semiconductor Bull 3X Shares	—	3,771,585,366	984,784,814	592,060,633	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	1,284,955,274	92,611,624	(22,000,842)
Direxion Daily Technology Bull 3X Shares	—	1,259,068,053	502,178,716	385,758,983	—
Direxion Daily Technology Bear 3X Shares	—	—	172,134,524	—	(25,491,407)
Direxion Daily Transportation Bull 3X Shares	—	16,231,809	6,907,971	—	(678,721)
Direxion Daily Utilities Bull 3X Shares	—	11,436,549	6,867,830	1,168,319	(341,594)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	27,444,200	—	7,877,036	983,433	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	26,335,495	—	(667,938)
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,054,818,349	—	508,113,749	35,851,592	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	420,552,564	16,713,756	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 20223, the Funds were invested in swap contracts. At April 30, 2023, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$274,211	$—	$274,211
Direxion Daily S&P 500® Bull 3X Shares	261,189,313	—	261,189,313
Direxion Daily Small Cap Bull 3X Shares	1,544,214	—	1,544,214
Direxion Daily Small Cap Bear 3X Shares	66,692,722	—	66,692,722

DIREXION SEMI-ANNUAL REPORT

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily FTSE China Bear 3X Shares	$17,307,093	$—	$17,307,093
Direxion Daily FTSE Europe Bull 3X Shares	7,642,644	—	7,642,644
Direxion Daily MSCI Emerging Markets Bull 3X Shares	298,716	—	298,716
Direxion Daily MSCI Emerging Markets Bear 3X Shares	2,161,571	—	2,161,571
Direxion Daily MSCI Mexico Bull 3X Shares	5,794,625	—	5,794,625
Direxion Daily MSCI South Korea Bull 3X Shares	784,846	—	784,846
Direxion Daily Aerospace & Defense Bull 3X Shares	5,170,631	—	5,170,631
Direxion Daily Consumer Discretionary Bull 3X Shares	2,587,818	—	2,587,818
Direxion Daily Dow Jones Internet Bull 3X Shares	14,346,443	—	14,346,443
Direxion Daily Dow Jones Internet Bear 3X Shares	484,189	—	484,189
Direxion Daily Financial Bull 3X Shares	43,322,940	—	43,322,940
Direxion Daily Financial Bear 3X Shares	23,553,112	—	23,553,112
Direxion Daily Healthcare Bull 3X Shares	3,404,888	—	3,404,888
Direxion Daily Homebuilders & Supplies Bull 3X Shares	45,784,534	—	45,784,534
Direxion Daily Industrials Bull 3X Shares	91,587	—	91,587
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	94,334	—	94,334
Direxion Daily Real Estate Bull 3X Shares	1,400,687	—	1,400,687
Direxion Daily Real Estate Bear 3X Shares	10,111,226	—	10,111,226
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,794,776	—	1,794,776
Direxion Daily S&P 500® High Beta Bear 3X Shares	11,285,712	—	11,285,712
Direxion Daily S&P Biotech Bull 3X Shares	30,118,058	—	30,118,058
Direxion Daily S&P Biotech Bear 3X Shares	13,515,115	—	13,515,115
Direxion Daily Semiconductor Bull 3X Shares	592,060,633	—	592,060,633
Direxion Daily Semiconductor Bear 3X Shares	92,611,624	—	92,611,624
Direxion Daily Technology Bull 3X Shares	385,758,983	—	385,758,983
Direxion Daily Utilities Bull 3X Shares	1,168,319	—	1,168,319
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	983,433	983,433
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	35,851,592	35,851,592
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	16,713,756	16,713,756

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$849,347	$—	$849,347
Direxion Daily S&P 500® Bear 3X Shares	29,574,919	—	29,574,919
Direxion Daily Small Cap Bull 3X Shares	49,725,641	—	49,725,641
Direxion Daily Small Cap Bear 3X Shares	245,885	—	245,885
Direxion Daily FTSE China Bull 3X Shares	32,553,706	—	32,553,706
Direxion Daily FTSE China Bear 3X Shares	1,720,463	—	1,720,463
Direxion Daily MSCI Emerging Markets Bull 3X Shares	4,597,513	—	4,597,513
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1,963,965	—	1,963,965
Direxion Daily MSCI South Korea Bull 3X Shares	917,995	—	917,995
Direxion Daily Consumer Discretionary Bull 3X Shares	263,299	—	263,299
Direxion Daily Dow Jones Internet Bull 3X Shares	590,809	—	590,809
Direxion Daily Dow Jones Internet Bear 3X Shares	898,807	—	898,807
Direxion Daily Financial Bull 3X Shares	136,279,708	—	136,279,708
Direxion Daily Financial Bear 3X Shares	4,252,445	—	4,252,445
Direxion Daily Healthcare Bull 3X Shares	7,974,050	—	7,974,050
Direxion Daily Homebuilders & Supplies Bull 3X Shares	1,578,371	—	1,578,371
Direxion Daily Industrials Bull 3X Shares	297,654	—	297,654
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	237,001	—	237,001
Direxion Daily Real Estate Bull 3X Shares	2,470,899	—	2,470,899
Direxion Daily Real Estate Bear 3X Shares	1,358,011	—	1,358,011
Direxion Daily Regional Banks Bull 3X Shares	39,971,946	—	39,971,946
Direxion Daily Retail Bull 3X Shares	4,094,235	—	4,094,235
Direxion Daily S&P 500® High Beta Bull 3X Shares	3,166,611	—	3,166,611
Direxion Daily S&P Biotech Bull 3X Shares	21,227,249	—	21,227,249

DIREXION SEMI-ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P Biotech Bear 3X Shares	$2,413,512	$—	$2,413,512
Direxion Daily Semiconductor Bear 3X Shares	22,000,842	—	22,000,842
Direxion Daily Technology Bear 3X Shares	25,491,407	—	25,491,407
Direxion Daily Transportation Bull 3X Shares	678,721	—	678,721
Direxion Daily Utilities Bull 3X Shares	341,594	—	341,594
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	667,938	667,938

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2023 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$2,567,889	$—	$(4,463,046)	$—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	77,952,606	—	196,715,963	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(171,125,676)	—	(107,242,661)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	(14,281,142)	—	(163,269,946)	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(49,351,315)	—	96,770,228	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	49,226,636	—	119,494,830	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(125,721,719)	—	(38,526,797)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	4,216,661	—	8,807,764	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	(1,480,089)	—	17,869,505	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(7,018,375)	—	(13,995,163)	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	3,063,982	—	3,144,382	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	4,708,306	—	1,342,809	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	47,501,974	—	(35,475,793)	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	(3,267,862)	—	2,437,055	—
Direxion Daily Dow Jones Internet Bull 3X Shares	Swap Contracts	(13,360,531)	—	26,324,423	—
Direxion Daily Dow Jones Internet Bear 3X Shares	Swap Contracts	35,826	—	(20,239,669)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	101,748,143	—	(245,034,259)	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(37,012,674)	—	44,822,852	—

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	$16,347,305	$—	$(23,576,890)	$—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	52,647,436	—	35,871,318	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	3,756,835	—	(2,509,820)	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	(422,719)	—	(744,797)	—
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	5,345,712	—	(5,183,394)	—
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	(52,749,826)	—	8,572,417	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(101,369,607)	—	(63,974,195)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	1,267,004	—	(8,127,333)	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	Swap Contracts	9,706,773	—	(7,012,840)	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	Swap Contracts	(25,181,814)	—	(2,045,506)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	(70,555,703)	—	(95,330,666)	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(10,455,969)	—	10,652,127	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	133,575,723	—	1,400,854,068	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(797,699,792)	—	(77,065,525)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	(111,011,790)	—	501,333,943	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(30,738,392)	—	(67,514,115)	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	(1,268,190)	—	1,090,636	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	1,882,380	—	(338,855)	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	(2,627,534)	—	5,064,335
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(196,078)	—	(6,983,544)
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(82,065,311)	—	212,032,651
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(87,636,249)	—	(132,115,871)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

DIREXION SEMI-ANNUAL REPORT

For the period ended April 30, 2023, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$116,684,865	$—
Direxion Daily S&P 500® Bull 3X Shares	5,887,503,466	—
Direxion Daily S&P 500® Bear 3X Shares	—	3,085,201,958
Direxion Daily Small Cap Bull 3X Shares	2,700,220,899	—
Direxion Daily Small Cap Bear 3X Shares	—	1,548,441,026
Direxion Daily FTSE China Bull 3X Shares	1,207,355,837	—
Direxion Daily FTSE China Bear 3X Shares	—	503,192,988
Direxion Daily FTSE Europe Bull 3X Shares	70,567,210	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	249,972,040	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	118,444,031
Direxion Daily MSCI Mexico Bull 3X Shares	36,578,410	—
Direxion Daily MSCI South Korea Bull 3X Shares	66,821,882	—
Direxion Daily Aerospace & Defense Bull 3X Shares	416,549,135	—
Direxion Daily Consumer Discretionary Bull 3X Shares	58,320,686	—
Direxion Daily Dow Jones Internet Bull 3X Shares	275,383,965	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	151,549,736
Direxion Daily Financial Bull 3X Shares	4,412,763,827	—
Direxion Daily Financial Bear 3X Shares	—	518,947,385
Direxion Daily Healthcare Bull 3X Shares	443,789,091	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	367,401,948	—
Direxion Daily Industrials Bull 3X Shares	48,902,463	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	24,532,699	—
Direxion Daily Real Estate Bull 3X Shares	117,355,633	—
Direxion Daily Real Estate Bear 3X Shares	—	533,764,301
Direxion Daily Regional Banks Bull 3X Shares	611,544,376	—
Direxion Daily Retail Bull 3X Shares	119,882,684	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	156,307,780	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	192,531,221
Direxion Daily S&P Biotech Bull 3X Shares	2,413,658,895	—
Direxion Daily S&P Biotech Bear 3X Shares	—	432,057,051
Direxion Daily Semiconductor Bull 3X Shares	9,691,091,909	—
Direxion Daily Semiconductor Bear 3X Shares	—	3,397,456,361
Direxion Daily Technology Bull 3X Shares	3,440,992,119	—
Direxion Daily Technology Bear 3X Shares	—	474,141,847
Direxion Daily Transportation Bull 3X Shares	57,623,657	—
Direxion Daily Utilities Bull 3X Shares	41,497,441	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	62,505,653	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	113,782,939
Direxion Daily 20+ Year Treasury Bull 3X Shares	2,408,950,055	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,585,380,354

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its

DIREXION SEMI-ANNUAL REPORT

obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns

DIREXION SEMI-ANNUAL REPORT

and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 5, 2023, shares of the following Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Regional Banks Bull 3X Shares	June 5, 2023	1	:10	$6.06	$60.60	93,748,590	9,374,859

DIREXION SEMI-ANNUAL REPORT

On June 20, 2023, certain Funds declared income distributions with an ex-date of June 21, 2023 and payable date of June 28, 2023. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.21120
Direxion Daily S&P 500® Bull 3X Shares	0.25846
Direxion Daily S&P 500® Bear 3X Shares	0.15810
Direxion Daily Small Cap Bull 3X Shares	0.22752
Direxion Daily Small Cap Bear 3X Shares	0.23574
Direxion Daily FTSE China Bull 3X Shares	0.23636
Direxion Daily FTSE China Bear 3X Shares	0.07973
Direxion Daily FTSE Europe Bull 3X Shares	0.14412
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.29784
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.12436
Direxion Daily MSCI Mexico Bull 3X Shares	0.78013
Direxion Daily MSCI South Korea Bull 3X Shares	0.03135
Direxion Daily Aerospace & Defense Bull 3X Shares	0.06600
Direxion Daily Consumer Discretionary Bull 3X Shares	0.04025
Direxion Daily Dow Jones Internet Bull 3X Shares	0.00011
Direxion Daily Dow Jones Internet Bear 3X Shares	0.20588
Direxion Daily Financial Bull 3X Shares	0.62055
Direxion Daily Financial Bear 3X Shares	0.16861
Direxion Daily Healthcare Bull 3X Shares	0.53725
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.01306
Direxion Daily Industrials Bull 3X Shares	0.15117
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.04923
Direxion Daily Real Estate Bull 3X Shares	0.07256
Direxion Daily Real Estate Bear 3X Shares	0.57682
Direxion Daily Regional Banks Bull 3X Shares	0.46049
Direxion Daily Retail Bull 3X Shares	0.04608
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.06533
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.03659
Direxion Daily S&P Biotech Bull 3X Shares	0.00868
Direxion Daily S&P Biotech Bear 3X Shares	0.09985
Direxion Daily Semiconductor Bull 3X Shares	0.03805
Direxion Daily Semiconductor Bear 3X Shares	0.11927
Direxion Daily Technology Bull 3X Shares	0.03993
Direxion Daily Technology Bear 3X Shares	0.19739
Direxion Daily Transportation Bull 3X Shares	0.07418
Direxion Daily Utilities Bull 3X Shares	0.12198
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.21866
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.12474
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.04763
Direxion Daily 20+ Year Treasury Bear 3X Shares	1.26315

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	118	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Executive Officer, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	118	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	118	None.
Kathleen M. Berkery Age: 55	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	118	None.
Carlyle Peake Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	118	None.
Mary Jo Collins Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020.	118	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	Chief Executive Officer	Since 2022
			Chief Executive Officer, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 49	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 75 of the 108 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 10 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT APRIL 30, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	7/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	7/5/2023

By (Signature and Title)	/s/ Corey Noltner
Corey Noltner, Principal Financial Officer

Date	7/5/2023